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March 1, 2005 (International Stock Fund) October 1, 2004 (Prime Reserve and New Income Funds) May 1, 2004 (Equity Income Fund)
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Prospectus

T. Rowe Price Funds

Prime Reserve
New Income
Equity Income
International Stock

A selection of stock, bond, and money market funds to help investors meet their financial objectives.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

statement of additional information

C00-043 3/1/05

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1	About the Funds
	Objective, Strategy, Risks, Expenses and Other Information About the Funds
	Prime Reserve Fund	1, 4
	New Income Fund	7, 12
	Equity Income Fund	15, 19
	International Stock Fund	21, 26
	Some Basics of Investing
	Prime Reserve Fund	6
	New Income Fund	14

2	Information about Accounts in T. Rowe Price Funds
	Pricing Shares and Receiving Sale Proceeds	28
	Useful Information on Distributions and Taxes	34
	Transaction Procedures and Special Requirements	40
	Account Maintenance and Small Account Fees	43

3	More About the Funds
	Organization and Management	44
	Understanding Performance Information	46
	Investment Policies and Practices	48
	Disclosure of Fund Portfolio Information	69
	Financial Highlights	69

4	Investing With T. Rowe Price
	Account Requirements and Transaction Information	74
	Opening a New Account	75
	Purchasing Additional Shares	77
	Exchanging and Redeeming Shares	77
	Rights Reserved by the Funds	79
	Information About Your Services	80
	T. Rowe Price Brokerage	83
	Investment Information	84
	T. Rowe Price Privacy Policy	85
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T. Rowe Price

Prime Reserve Fund, Inc.

New Income Fund, Inc.

Equity Income Fund

International Funds, Inc.

 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

About the Funds 1

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 The Prime Reserve, New Income, and Equity Income Funds are managed by T. Rowe Price Associates, Inc. (T. Rowe Price), which was founded in 1937 and managed $235.2 billion as of December 31, 2004.
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The International Stock Fund is managed by T. Rowe Price International, Inc., which managed $23.6 billion as of December 31, 2004, through its offices in Baltimore, London, Singapore, Hong Kong, Buenos Aires, and Paris.

Prime Reserve Fund

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objective, strategy, risks, and expenses
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What is the fund`s objective?

The fund`s goals are preservation of capital, liquidity, and, consistent with these, the highest possible current income.

What is the fund`s principal investment strategy?

A money market fund, which is managed to provide a stable share price of $1.00, invests in high-quality, U.S. dollar-denominated money market securities. The fund`s average weighted maturity will not exceed 90 days, and we will not purchase any security with a maturity longer than 13 months. The fund`s yield will fluctuate with changes in short-term interest rates. In selecting securities, fund managers may examine the relationships among yields on various types and maturities of money market securities in the context of their outlook for interest rates. For example, commercial paper often offers a yield advantage over Treasury bills. If rates are expected to fall, longer maturities, which typically have higher yields than shorter maturities, may be purchased to try to preserve the fund`s income level. Conversely, shorter maturities may be favored if rates are expected to rise.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio`s average maturity or quality or to shift assets into higher-yielding securities or different sectors.

For further details on the fund`s investment program, please see "What is the fund`s investment program?" later in this section, or see the Investment Policies and Practices section.

What are the main risks of investing in the fund?

Since the fund seeks to maintain a $1.00 share price, it should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses in the event that any fund holding has its credit rating downgraded or defaults or interest rates rise sharply in an unusually short period.

The fund`s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. This is a disadvantage when interest rates are falling. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

As with any mutual fund, there can be no guarantee the fund will achieve its objective.

How can I tell if the fund is appropriate for me?

Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. Over time, money market securities have provided greater stability but lower returns than bonds or stocks. If you have some money for which safety and accessibility are more important than total return or capital growth over time, the fund should be an appropriate investment.

The fund can be used in both regular and tax-deferred accounts, such as IRAs.

An investment in the fund should help you meet your individual investment goals for principal stability, liquidity, and income, but it should not represent your complete investment program.

How has the fund performed in the past?

The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

The fund`s return for the six months ended 6/30/04 was 0.24%.

Table 1  Average Annual Total Returns
	Periods ended December 31, 2003
	1 year	5 years	10 years
Prime Reserve Fund	0.60%	3.31%	4.08%
Lipper Money Market Funds Average	0.44	3.01	3.94

These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.

What fees and expenses will I pay?

The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b1 fees.

Table 2  Fees and Expenses of the Fund*
Annual fund operating expenses (expenses that are deducted from fund assets)
Management fee	0.37%
Other expenses	0.25%
Total annual fund operating expenses	0.62%

*Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee. See Account Maintenance and Small Account Fees.

Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

1 year	3 years	5 years	10 years
$63	$199	$346	$774

other INFORMATION about the fund

What are the fund`s potential rewards?

The fund offers a relatively secure, liquid investment for money you may need for occasional or unexpected expenses and for money awaiting investment in longer-term bond or stock funds. In addition to preserving capital, the fund seeks to provide the highest possible income available from low-risk, short-term securities.

How does the portfolio manager try to reduce risk?

Consistent with the fund`s objective, the portfolio manager uses various tools to try to reduce risk and increase total return, including:

  Diversification of assets to reduce the impact of a single holding or sector on the fund`s net asset value.

  Thorough credit research by our own analysts.

  Maturity adjustments to reflect the fund manager`s interest rate outlook.

  What is a money market fund?

  A money market fund is a pool of assets invested in U.S. dollar-denominated, short-term debt obligations with fixed or floating rates of interest, and maturities generally less than 13 months. Money funds can be taxable or tax-exempt, depending on their investment program. Issuers can include the U.S. government and its agencies, domestic and foreign banks and other corporations, and states and municipalities. Because of the high degree of safety they provide, money market funds typically offer the lowest return potential of any type of mutual fund.

  What is the fund`s investment program?

  The fund invests at least 95% of its total assets in prime money market instruments. These are securities receiving a short-term credit rating within the highest category (within which there may be sub-categories) assigned by at least two established rating agencies, or by one rating agency if the security is rated by only one, or, if unrated, the equivalent rating as established by T. Rowe Price. The other 5% may be invested in securities rated (by a rating agency or T. Rowe Price) in the second highest short-term rating category (within which there may be sub-categories). The fund`s weighted average maturity will not exceed 90 days. It will not purchase any security with a maturity of more than 13 months. Its yield will fluctuate in response to changes in interest rates, but the fund is managed to maintain a stable share price at $1.00. Unlike most bank accounts or certificates of deposit, the fund is not insured or guaranteed by the U.S.
  government.

  What are the main risks of investing in money market funds?

  Since they are managed to maintain a $1.00 share price, money market funds should have little risk of principal loss. However, the potential for a loss of principal could derive from:

  Credit risk  This is the chance that any of the fund`s holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund`s income level and share price. Rule 2a-7 under the Investment Company Act of 1940 requires that securities of money market funds be rated in the highest two credit categories (within which there may be sub-categories).

  Interest rate risk  This risk refers to the decline in the prices of fixed-income securities and funds that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money fund`s price to drop below a dollar. However, the extremely short maturity of securities held in money market portfolios —a means of achieving an overall fund objective of principal safety—reduces their potential for price fluctuation.

  What are the main types of money market securities the fund can invest in?

  Commercial paper  Unsecured promissory notes that corporations typically issue to finance current operations and other expenditures.

  Treasury bills, notes, and bonds  Debt obligations sold at discount or at face value and repaid at face value by the U.S. Treasury. Bills mature in six months or less. Notes and bonds may have longer maturities at issue but will only be purchased by the fund if they mature within 13 months of the purchase date or their maturity can be shortened to 13 months or less through a maturity shortening feature. All are backed by the full faith and credit of the U.S. government.

  Certificates of deposit  Receipts for funds deposited at banks that guarantee a fixed interest rate over a specified time period.

  Repurchase agreements  Contracts, usually involving U.S. government securities, that require one party to repurchase securities at a fixed price on a designated date.

  Banker`s acceptances  Bank-issued commitments to pay for merchandise sold in the import/export market.

  Agency notes  Debt obligations of agencies sponsored by the U.S. government that are not backed by the full faith and credit of the United States.

  Medium-term notes  Unsecured corporate debt obligations that are continuously offered in a broad range of maturities and structures.

  Bank notes  Unsecured obligations of a bank that rank on an equal basis with other kinds of deposits but do not carry FDIC insurance.

  Asset-backed securities  Certificates, trusts, or similarly structured investment vehicles whose principal and interest is backed by an underlying pool of assets. The value of the asset pool often exceeds the value of the security and may include a swap obligation or third-party guarantee.

  Funding agreements  Short-term, privately placed, nontransferable obligations of insurance companies that often include an adjustable coupon tied to market rates and the right to sell the agreement back to the issuer prior to maturity.

  The fund may also purchase other types of money market securities that meet the fund`s maturity and credit requirements.

  Is there other information I can review before making a decision?

  Investment Policies and Practices in Section 3 discusses various types of portfolio securities the fund may purchase as well as types of management practices the fund may use.

  some basics of Money Market investing

  Is a fund`s yield fixed or will it vary?

  It will vary. The yield is calculated every day by dividing a fund`s net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund`s yield will also vary. (Although money fund prices are stable, income is variable.)

  Is yield the same as total return?

  Yes, for money funds. The total return reported for the fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Since money funds are managed to maintain a stable share price, their yield and total return should be the same. Of course, there is no guarantee a money fund will maintain a $1.00 share price.

  What is credit quality and how does it affect yield?

  Credit quality refers to a borrower`s expected ability to make all required interest and principal payments in a timely manner. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers.

  What is meant by a money market fund`s maturity?

  Every money market instrument has a stated maturity date when the issuer must repay the entire principal to the investor. The fund has no maturity in the strict sense of the word, but does have a dollar-weighted average maturity, expressed in days. This number is an average of the maturities of the underlying instruments, with each maturity "weighted" by the percentage of fund assets it represents.

  Do money market securities react to changes in interest rates?

  Yes. As interest rates change, the prices of money market securities fluctuate, but changes are usually small because of their very short maturities. Investments are typically held until maturity in a money fund to help the fund maintain a $1.00 share price.

  New Income Fund

  objective, strategy, risks, and expenses

  What is the fund`s objective?

  The fund seeks the highest level of income consistent with the preservation of capital over time by investing primarily in marketable debt securities.

  What is the fund`s principal investment strategy?

  In seeking income and capital preservation, the fund pursues a total return strategy. Active management of the portfolio can result in bonds being sold at gains or losses. However, over the long term, the fund seeks to achieve its objective by investing primarily in income-producing securities that possess what we believe are favorable total return (income plus changes in principal) characteristics.

  The fund will invest at least 80% of the fund`s total assets in income-producing securities, which may include U.S. government and agency obligations, mortgage- and asset-backed securities, corporate bonds, foreign securities, collateralized mortgage obligations (CMOs), and others, including, on occasion, equities.

  All debt securities purchased by the fund must be rated investment grade (AAA, AA, A, or BBB) by at least one major credit rating agency or, if unrated, must have a T. Rowe Price equivalent rating. Up to 15% of total assets may be invested in "split-rated securities," or those rated investment grade by at least one rating agency but below investment grade by others. However, none of the fund`s remaining assets can be invested in bonds rated below investment grade by Standard & Poor`s, Moody`s, or Fitch IBCA, Inc.

  The fund has considerable flexibility in seeking high yields. There are no maturity restrictions, so we can purchase longer-term bonds, which tend to have higher yields than shorter-term issues. However, the portfolio`s weighted average maturity is expected to be between four and 15 years. In addition, when there is a large yield difference between the various quality levels, we may move down the credit scale and purchase lower-rated bonds with higher yields. When the difference is small or the outlook warrants, we may concentrate investments in higher-rated issues.

  The fund may also invest in other securities, including futures, options, and swaps, in keeping with its objective.

  The fund may sell holdings for a variety of reasons, such as to adjust the portfolio`s average maturity or quality or to shift assets into higher-yielding securities or different sectors.

  For details about the fund`s investment program, please see the Investment Policies and Practices section.

  What are the main risks of investing in the fund?

  Interest rate risk  This is the risk that an increase in interest rates will likely cause the fund`s share price to fall, resulting in a loss of principal (see Table 5). That`s because the bonds and notes in the fund`s portfolio become less attractive to other investors when securities with higher yields become available. Even GNMAs and other securities (whose principal and interest payments are guaranteed) can decline in price if rates rise. Generally speaking, the longer a bond`s maturity, the greater its potential for price declines if rates rise and for price gains if rates fall. Because the fund may invest in bonds of any maturity, it carries more interest rate risk than short-term bond funds. If the fund purchases longer-maturity bonds and interest rates rise unexpectedly, the fund`s price could decline.

  Credit risk  This is the chance that any of the fund`s holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund`s income level and share price.

  Most investment-grade (AAA through BBB) securities have relatively low financial risk and a relatively high probability of future payment. However, securities rated BBB are more susceptible to adverse economic conditions and may have speculative characteristics. Securities rated below investment grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. If the fund invests in securities whose issuers develop unexpected credit problems, the fund`s price could decline.

  The fund may continue to hold a security that has been downgraded or loses its investment-grade rating after purchase.

  Foreign investing risk  To the extent the fund holds foreign bonds, it will be subject to special risks, whether the bonds are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies and possibly the fund`s share price.

  Prepayment risk and extension risk  A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Receiving increasing prepayments in a falling interest rate environment causes the average maturity of the portfolio to shorten, reducing its potential for price gains. It also requires the fund to reinvest proceeds at lower interest rates, which reduces the portfolio`s total return and yield, and may even cause certain bond prices to fall below the level the fund paid for them, resulting in a capital loss. Any of these developments could result in a decrease in the fund`s income, share price, or total return.

  Extension risk refers to a rise in interest rates that causes a fund`s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund`s sensitivity to rising rates and its potential for price declines.

  Derivatives risk  To the extent the fund uses futures, swaps, and other derivatives, it is exposed to additional volatility and potential losses.

  As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  The share price and income level of the fund will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money.

  How can I tell if the fund is appropriate for me?

  Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The fund may be appropriate for you if you seek an attractive level of income and are willing to accept the risk of a declining share price when interest rates rise. Steadily reinvesting the fund`s income is a conservative strategy for building capital over time. If you are investing primarily for safety and liquidity, you should consider a money market fund.

  The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  The fund should not represent your complete investment program or be used for short-term trading purposes.

  How has the fund performed in the past?

  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

  The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

  In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund`s other returns because the loss generates a tax benefit that is factored into the result.

  The fund`s return for the six months ended 6/30/04 was -0.01%.

  Table 3  Average Annual Total Returns
	Periods ended December 31, 2003
	1 year	5 years	10 years
New Income Fund
Returns before taxes	5.62%	6.07%	6.21%
Returns after taxes on distributions	4.27	3.90	3.70
Returns after taxes on distributions and sale of fund shares	3.63	3.80	3.71
Lehman Brothers U.S. Aggregate Index	4.10	6.62	6.95
Lipper Corp. Debt Funds A-Rated Average	5.03	5.51	6.18

  Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

  Lehman Brothers U.S. Aggregate Index tracks investment-grade corporate and government bonds.

  What fees and expenses will I pay?

  The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b1 fees.

  Table 4  Fees and Expenses of the Fund*
Annual fund operating expenses (expenses that are deducted from fund assets)
Management fee	0.47%
Other expenses	0.24%
Total annual fund operating expenses	0.71%

  *Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee. See Account Maintenance and Small Account Fees.

  Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

1 year	3 years	5 years	10 years
$73	$227	$395	$883

  other INFORMATION about the fund

  What are the fund`s potential rewards?

  The fund can provide an attractive level of income. It should offer higher yields than money market and short-term bond funds and generally less volatility than longer-term bond funds. In addition, the portfolio is widely diversified among various fixed-income securities, thus reducing the effect of a single bond`s price fluctuations on the fund`s share price or total return.

  How does the portfolio manager try to reduce risk?

  Consistent with the fund`s objective, the portfolio manager uses various tools to try to reduce risk and increase total return, including:

  Diversification of assets to reduce the impact of a single holding or sector on the fund`s net asset value.

  Thorough credit research by our own analysts.

  Adjustment of fund duration to try to reduce the drop in price when interest rates rise or to benefit from the rise in price when rates fall. Duration is a measure of a fund`s sensitivity to interest rate changes.

  Is the fund a substitute for a money market fund?

  No. Money market funds, which have an average maturity under one year, ordinarily generate lower income in return for stability of net asset value. The fund`s total return is expected to fluctuate more than a money market fund`s and, as such, it should be viewed as a longer-term and riskier investment.

  Do mortgage-backed securities differ from other high-quality bonds?

  Yes, in one major respect. Non-mortgage bonds generally repay principal (face value of the bond) when their maturity date is reached, but most mortgage-backed securities repay principal continually as homeowners make mortgage payments. Homeowners have the option of paying either part or all of the loan balance before maturity, perhaps to refinance or buy a new home. As a result, the effective maturity of a mortgage-backed security is virtually always shorter than its stated maturity.

  For example, a new GNMA certificate backed by 30-year, fixed-rate mortgages will generally have a far shorter life than 30 years  — probably 12 or less. Therefore, it will usually be about as volatile as a 10-year Treasury note. It is possible to estimate the average life of an entire mortgage pool backing a particular security with some accuracy, but not with certainty.

  Why are yields on mortgage-backed securities higher than yields on Treasuries of similar maturity?

  The structure of mortgage-backed securities is much more complex and their effective maturities are uncertain because of unscheduled prepayments. Higher yields compensate investors for these potentially negative features. See the previous discussion of prepayment risk and extension risk.

  What are derivatives and can the fund invest in them?

  A derivative is a financial instrument whose value is derived from an underlying security such as a stock or bond or from a market benchmark, such as an interest rate index. Many types of investments representing a wide range of risks and potential rewards are derivatives, including conventional instruments such as callable bonds, futures, and options, as well as more exotic investments such as swaps and structured notes. Investment managers have used derivatives for many years.

  Derivatives will be used only if the expected risks and rewards are consistent with fund objectives, policies, and overall risk profile as described in this prospectus. The fund uses derivatives in situations in which they may help accomplish the following: hedge against decline in principal value, increase yield, invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment, or adjust portfolio duration.

  We will not invest in any high-risk, highly leveraged derivative that we believe would cause the portfolio to be more volatile than a long-term, investment-grade bond.

  Is there other information I can review before making a decision?

  Investment Policies and Practices in Section 3 discusses various types of portfolio securities the fund may purchase as well as types of management practices the fund may use.

  some basics of fixed-income investing

  Is a fund`s yield fixed or will it vary?

  It will vary. The yield is calculated every day by dividing a fund`s net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund`s yield will also vary. (Although money fund prices are stable, income is variable.)

  Is yield the same as total return?

  No. A fund`s total return is the result of reinvested distributions from income and capital gains and the change in share price for a given period. Income is always a positive contributor to total return and can either enhance a rise in share price or help offset a price decline.

  What is credit quality and how does it affect yield?

  Credit quality refers to a bond issuer`s expected ability to make all required interest and principal payments on time. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities.

  What is meant by a bond fund`s maturity?

  Every bond has a stated maturity date when the issuer must repay the bond`s entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid earlier than, on, or after specified call dates. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond`s "effective maturity" is usually its nearest call date. For example, the rate at which homeowners pay down their mortgage principal determines the effective maturity of mortgage-backed bonds.

  A bond mutual fund has no real maturity, but it does have a weighted average maturity and a weighted average effective maturity. Each of these numbers is an average of the stated or effective maturities of the underlying bonds, with each bond`s maturity "weighted" by the percentage of fund assets it represents. (The fund`s average effective maturity is calculated by reference to the nearest call dates or coupon reset dates of the underlying holdings.) Some funds target effective maturities rather than stated maturities when computing the average. This provides additional flexibility in portfolio management.

  What is meant by a bond fund`s duration?

  Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It is expressed in years, like maturity, but it is a better indicator of price sensitivity than maturity because it takes into account the time value of cash flows generated over the bond`s life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years — the duration. "Effective" duration takes into account call features and sinking fund payments that may shorten a bond`s life.

  Since duration can be computed for bond funds, you can estimate the effect of interest rates on share prices by multiplying fund duration by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point. (T. Rowe Price shareholder reports show duration.)

  How is a bond`s price affected by changes in interest rates?

  When interest rates rise, a bond`s price usually falls, and vice versa. In general, the longer a bond`s maturity, the greater the price increase or decrease in response to a given change in rates, as shown in Table 5.

  Table 5  How Interest Rates May Affect Bond Prices
		Price of a $1,000 face value bond if interest rates:
Bond maturity	Coupon	Increase		Decrease
		1 percent	2 percent	1 percent	2 percent
2 years	2.68%	$981	$962	$1,020	$1,040
5 years	3.77	956	914	1,046	1,095
10 years	4.58	924	855	1,083	1,175
30 years	5.29	866	758	1,168	1,380

  Coupons reflect yields on Treasury securities as of June 30, 2004. The table may not be representative of price changes for mortgage-backed securities because of prepayments. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.

  Equity Income Fund

  objective, strategy, risks, and expenses

  What is the fund`s objective?

  The fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

  What is the fund`s principal investment strategy?

  The fund will normally invest at least 80% of its net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

  The fund typically employs a "value" approach in selecting investments. Our in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

  In selecting investments, we generally look for companies with the following:

  an established operating history;

  above-average dividend yield relative to the S&P 500;

  low price/earnings ratio relative to the S&P 500;

  a sound balance sheet and other positive financial characteristics; and

  low stock price relative to a company`s underlying value as measured by assets, cash flow, or business franchises.

  In pursuing its investment objective, the fund`s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the fund`s management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

  While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with fund objectives.

  The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

  For details about the fund`s investment program, please see the Investment Policies and Practices section.

  What are the main risks of investing in the fund?

  The value approach carries the risk that the market will not recognize a security`s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

  The fund`s emphasis on stocks of established companies paying high dividends and its potential investments in fixed-income securities may limit its potential for appreciation in a broad market advance. Such securities may be hurt when interest rates rise sharply. Also, a company may reduce or eliminate its dividend.

  As with all equity funds, this fund`s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund`s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

  Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investments in futures and options, if any, are subject to additional volatility and potential losses.

  As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  The fund`s share price may decline, so when you sell your shares, you may lose money.

  How can I tell if the fund is appropriate for me?

  Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you seek a relatively conservative equity investment that provides substantial dividend income along with the potential for capital growth, the fund could be an appropriate part of your overall investment strategy. This fund should not represent your complete investment program or be used for short-term trading purposes.

  The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  Equity investors should have a long-term investment horizon and be willing to wait out bear markets.

  How has the fund performed in the past?

  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

  The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

  In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund`s other returns because the loss generates a tax benefit that is factored into the result.

  Table 6  Average Annual Total Returns
	Periods ended December 31, 2003
	1 year	5 years	10 years
Equity Income Fund
Returns before taxes	25.78%	5.48%	11.92%
Returns after taxes on distributions	24.70	3.61	9.52
Returns after taxes on distributions and sale of fund shares	16.89	3.81	9.18
S&P 500 Stock Index	28.68	-0.57	11.07
Lipper Equity Income Funds Index	25.83	2.22	9.18

  Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

  S&P 500 Stock Index tracks the stocks of 500 U.S. companies.

  What fees and expenses will I pay?

  The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b1 fees.

  Table 7  Fees and Expenses of the Fund*
Annual fund operating expenses (expenses that are deducted from fund assets)
Management fee	0.57%
Other expenses	0.21%
Total annual fund operating expenses	0.78%

  *Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee. See Account Maintenance and Small Account Fees.

  Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

1 year	3 years	5 years	10 years
$80	$249	$433	$966

  other INFORMATION about the fund

  What are some of the fund`s potential rewards?

  Dividends are normally a more stable and predictable component of total return than capital appreciation. While the price of a company`s stock can go up or down in response to earnings or to fluctuations in the general market, dividends are usually more reliable. Stocks paying a high level of dividend income tend to be less volatile than those with below-average dividends and may hold up better in falling markets.

  What are the fund`s major characteristics?

  T. Rowe Price believes that income can be a significant contributor to total return over time and expects the fund`s yield to be above that of the Standard & Poor`s 500 Stock Index. The fund will tend to take a "value" approach and invest in stocks and other securities that appear to be temporarily undervalued by various measures, such as price/earnings ratios.

  What is meant by a "value" investment approach?

  Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock`s intrinsic value and the price rises accordingly.

  Finding undervalued stocks requires considerable research to identify the particular company, analyze its financial condition and prospects, and assess the likelihood that the stock`s underlying value will be recognized by the market and reflected in its price.

  Some of the principal measures used to identify such stocks are:

  Price/earnings ratio Dividing a stock`s price by its earnings per share generates a price/earnings or P/E ratio. A stock with a P/E that is significantly below that of its peers, the market as a whole, or its own historical norm may represent an attractive opportunity.

  Price/book value ratio Dividing a stock`s price by its book value per share indicates how a stock is priced relative to the accounting (i.e., book) value of the company`s assets. A ratio below the market, that of its competitors, or its own historic norm could indicate an undervalued situation.

  Dividend yield A stock`s dividend yield is found by dividing its annual dividend by its share price. A yield significantly above a stock`s own historic norm or that of its peers may suggest an investment opportunity.

  A stock selling at $10 with an annual dividend of $0.50 has a 5% yield.

  Price/cash flow Dividing a stock`s price by the company`s cash flow per share, rather than by its earnings or book value, provides a more useful measure of value in some cases. A ratio below that of the market or of its peers suggests the market may be incorrectly valuing the company`s cash flow for reasons that may be temporary.

  Undervalued assets This analysis compares a company`s stock price with its underlying asset values, its projected value in the private (as opposed to public) market, or its expected value if the company or parts of it were sold or liquidated.

  Restructuring opportunities Many well-established companies experience business challenges that, for a period of time, can lead to a decline in their financial performance. These challenges can include a poorly integrated acquisition, difficulties in product manufacturing or distribution, a downturn in a major end market, or an increase in industry capacity that negatively impacts pricing. The shares of such companies frequently trade at depressed valuations. Successful investments can be made in these companies if their management is sufficiently skilled and motivated to properly restructure the organization, their financial flexibility is adequate, the underlying value of the business has not been impaired, and/or their business environment improves or remains healthy.

  What are some examples of undervalued situations?

  There are numerous situations in which a company`s value may not be reflected in its stock price. For example, a company may own a substantial amount of real estate that is valued on its financial statements well below market levels. If those properties were to be sold, or if their hidden value became recognized in some other manner, the company`s stock price could rise. In another example, a company`s management could spin off an unprofitable division into a separate company, potentially increasing the value of the parent. Or, in the reverse, a parent company could spin off a profitable division that has not drawn the attention it deserves, potentially resulting in higher valuations for both entities.

  Sometimes new management can revitalize companies that have grown or lost their focus, eventually leading to improved profitability. Management could increase shareholder value by using excess cash flow to pay down debt, buying back outstanding shares of common stock, or raising the dividend.

  Is there other information I can review before making a decision?

  Investment Policies and Practices in Section 3 discusses various types of portfolio securities the fund may purchase as well as types of management practices the fund may use.

  International Stock Fund

  objective, strategy, risks, and expenses

  What is the fund`s objective?

  The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.

  What is the fund`s principal investment strategy?

  The fund expects to invest substantially all of its assets in stocks outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. Stock selection reflects a growth style. We may purchase the stocks of companies of any size, but our focus will typically be on large and, to a lesser extent, medium-sized companies. Normally, at least 80% of the fund`s net assets will be invested in stocks.

  T. Rowe Price International, Inc. ("T. Rowe Price International") employs in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase such stocks at reasonable prices in relation to present or anticipated earnings, cash flow, or book value, and valuation factors often influence our allocations among large-, mid-, or small-cap shares.

  While we invest with an awareness of the global economic backdrop and our outlook for industry sectors and individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

  In selecting stocks, we generally favor companies with one or more of the following characteristics:

  leading market position;

  attractive business niche;

  strong franchise or monopoly;

  technological leadership or proprietary advantages;

  seasoned management;

  earnings growth and cash flow sufficient to support growing dividends; and

  healthy balance sheet with relatively low debt.

  While the fund invests primarily in common stocks, it may also purchase other securities, including futures and options, in keeping with the fund`s objective.

  The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

  What are the main risks of investing in the fund?

  Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Even investments in countries with highly developed economies are subject to significant risks. Some particular risks affecting this fund include the following:

  Currency risk  This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund`s holdings can be significant, unpredictable, and long lasting, depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the fund does not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.

  Geographic risk  The economies and financial markets of certain regions—such as Latin America and Asia—can be interdependent and may all decline at the same time.

  Emerging market risk  To the extent the fund invests in emerging markets, it is subject to greater risk than a fund investing only in developed markets. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Fund performance will likely be hurt by exposure to nations in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. Significant buying or selling by a few major investors may also heighten the volatility of emerging markets. These factors make investing in such countries significantly riskier than in other countries, and any one of the factors could cause the fund`s share price to decline.

  Other risks of foreign investing  Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-

  U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

  While certain countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue.

  Futures/options risk  To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

  As with all stock funds, the fund`s share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance, even in rising markets.

  As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  The fund`s share price may decline, so when you sell your shares, you may lose money.

  How can I tell if the fund is appropriate for me?

  Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you want to diversify your domestic stock portfolio by adding foreign investments, seek the long-term capital appreciation potential of growth stocks, and are comfortable with the risks that accompany foreign investments, the fund could be an appropriate part of your overall investment strategy.

  The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  The fund should not represent your complete investment program or be used for short-term trading purposes.

  How has the fund performed in the past?

  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

  The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

  In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund`s other returns because the loss generates a tax benefit that is factored into the result.


  Table 8  Average Annual Total Returns
	Periods ended December 31, 2004
	1 year	5 years	10 years
International Stock Fund
Returns before taxes	13.89%	-4.58%	5.07%
Returns after taxes on distributions	13.77	-5.18	4.21
Returns after taxes on distributions and sale of fund shares	9.36	-4.02	4.09
MSCI EAFE Index	20.70	-0.80	5.94
Lipper International Large-Cap Growth Funds Average	13.48	-7.63	4.05

  Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

  MSCI EAFE Index tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

  What fees and expenses will I pay?

  The fund is 100% no load. However, the fund charges a 2.00% redemption fee, payable to the fund, on shares held less than 90 days. There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b1 fees.

  Table 9  Fees and Expenses of the Fund*
Shareholder fees (fees paid directly from your investment)
Redemption fee	2.00%
Annual fund operating expenses (expenses that are deducted from fund assets)
Management fee	0.66%
Other expenses	0.26%
Total annual fund operating expenses	0.92%

  *Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee. See Account Maintenance and Small Account Fees.

  Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

1 year	3 years	5 years	10 years
$94	$293	$509	$1,131

  other INFORMATION about the fund

  What are some of the potential rewards of investing overseas through the fund?

  Investing abroad increases the opportunities available to you. Some foreign countries may have greater potential for economic growth than the U.S. Investing a portion of your overall portfolio in foreign stock funds can enhance your diversification while providing the opportunity to boost long-term returns.

  How does the portfolio manager try to reduce risk?

  The principal tools we use to try to reduce risk are intensive research and limiting exposure to any one industry or company. Currency hedging techniques may be used from time to time.

  Portfolio managers keep close watch on individual investments as well as on political and economic trends in each country and region. Holdings are adjusted according to the manager`s analysis and outlook.

  The impact on the fund`s share price from a drop in the price of a particular stock is reduced substantially by investing in a portfolio with dozens of different companies. Likewise, the impact of unfavorable developments in a particular country is reduced when investments are spread among many countries. However, the economies and financial markets of countries in a certain region may be influenced heavily by one another.

  Is there other information I can review before making a decision?

  Investment Policies and Practices in Section 3 discusses various types of portfolio securities the fund may purchase as well as types of management practices the fund may use.

  With one quick sign-up, you can take advantage of our Electronic Delivery program and begin to receive updated fund reports and prospectuses online rather than through the mail. Log on to your account at troweprice.com for more information today.

  Information About Accounts in T. Rowe Price Funds 2

  As a T. Rowe Price shareholder, you will want to know about the following policies and procedures that apply to the T. Rowe Price family of stock, bond, and money market funds.

  Pricing Shares and Receiving Sale Proceeds

  How and when shares are priced

  The share price (also called "net asset value" or NAV per share) for all funds except the Japan Fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day that the exchange is open for business. (See the following section for information on the Japan Fund.) To calculate the NAV, the fund`s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Market values are used to price stocks and bonds. Market values represent the prices at which securities actually trade or evaluations based on the judgment of the fund`s pricing services. Amortized cost is used to price securities held by money market funds. If a market value for a security is not available, the fund will make a good faith effort to assign a fair value to the security.

  The portfolio securities of funds investing in foreign markets are valued on the basis of the most recent closing market prices at 4 p.m. ET except under the circumstances described below. Most foreign markets close before 4 p.m. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. If a fund determines that developments between the close of the foreign market and 4 p.m. ET will, in its judgment, materially affect the value of some or all of the fund`s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open.

  The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day`s opening prices in the same markets, and adjusted prices.

  The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts or if you hold your account through an intermediary.

  How your purchase, sale, or exchange price is determined

  If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that business day`s NAV. If we receive it after 4 p.m., it will be priced at the next business day`s NAV.

  We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

  Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

  Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.

  Japan Fund: Pricing and Transactions

  The Japan Fund`s share price is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, on days when both it and the Tokyo Stock Exchange are open. The fund will not price shares or process orders on any day when either the New York or Tokyo Stock Exchange is closed. Orders received on such days will be processed the next day the fund computes a NAV. As a result, you may experience a delay in purchasing or redeeming fund shares. Exchanges: If you wish to exchange into the Japan Fund on a day the New York Stock Exchange is open but the Tokyo Stock Exchange is closed, the exchange out of the other T. Rowe Price fund will be processed on that day, but Japan Fund shares will not be purchased until the day the Japan Fund reopens. If you wish to exchange out of the Japan Fund on a day when the New York Stock Exchange is open but the Tokyo Stock Exchange is closed, the exchange will be delayed until the Japan Fund reopens.

  The Tokyo Stock Exchange is scheduled to be closed on the following weekdays: In 2005—January 3 and 10; February 11; March 21; April 29; May 3, 4, and 5; July 18; September 19 and 23; October 10; November 3 and 23; December 23. In 2006—January 2, 3, and 9; February 11; March 21; April 29; May 3, 4, and 5; July 17; September 19 and 23; October 9; November 3 and 23; December 23. If the Tokyo Stock Exchange closes on dates not listed, the fund will not be priced on those dates.

  How you can receive the proceeds from a sale

  When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

  If your request is received by 4 p.m. ET (on a business day) in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. Proceeds sent by ACH transfer are usually credited the second business day after the sale. Proceeds sent by bank wire should be credited to your account the first business day after the sale.

  Exception:  Under certain circumstances and when deemed to be in a fund`s best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.

  If for some reason we cannot accept your request to sell shares, we will contact you.

  Contingent Redemption Fee

  Short-term trading can disrupt a fund`s investment program and create additional costs for long-term shareholders. For these reasons, certain T. Rowe Price funds, listed below, assess a fee on redemptions (including exchanges) of fund shares held for less than the period shown, which reduces the proceeds from such redemptions by the amounts indicated:

T. Rowe Price Funds With Redemption Fees
Fund name	Redemption fee	Holding period*
Developing Technologies	1%	90 days/3 months
Diversified Small-Cap Growth	1%	90 days/3 months
Emerging Europe & Mediterranean	2%	90 days/3 months
Emerging Markets Bond	2%	90 days/3 months
Emerging Markets Stock	2%	90 days/3 months
Equity Index 500	0.5%	90 days/3 months
European Stock	2%	90 days/3 months
Extended Equity Market Index	0.5%	90 days/3 months
Global Stock	2%	90 days/3 months
High Yield	1%	90 days/3 months
International Bond	2%	90 days/3 months
International Discovery	2%	90 days/3 months
International Equity Index	2%	90 days/3 months
International Growth & Income	2%	90 days/3 months
International Stock	2%	90 days/3 months
Japan	2%	90 days/3 months
Latin America	2%	90 days/3 months
New Asia	2%	90 days/3 months
Real Estate	1%	90 days/3 months
Small-Cap Value	1%	90 days/3 months
Spectrum International	2%	90 days/3 months
Tax-Efficient Balanced	1%	1 year
Tax-Efficient Growth	1%	1 year
Tax-Efficient Multi-Cap Growth	1%	1 year
Total Equity Market Index	0.5%	90 days/3 months
U.S. Bond Index	0.5%	90 days/3 months

  Redemption fees are paid to a fund to deter short-term trading, offset costs, and protect the fund`s long-term shareholders. All persons holding shares of a T. Rowe Price fund that imposes a redemption fee are subject to the fee, whether the person is holding shares directly with a T. Rowe Price fund, through a retirement plan for which T. Rowe Price serves as recordkeeper, or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or any other third party.

  *Computation of holding period

  When an investor sells shares of a fund that assesses a redemption fee, T. Rowe Price will use the "first-in, first-out" (FIFO) method to determine the holding period for the shares sold. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A redemption fee will be charged on shares sold before the end of the required holding period.

  If you purchase shares held directly with T. Rowe Price, the holding period is three months. For example, if you purchase shares on March 1 and redeem before June 1, you will be assessed the redemption fee.

  If you purchase shares through a retirement plan for which T. Rowe Price serves as recordkeeper, the holding period is 90 days. For example, if you redeem your shares on or before the 90th day from the date of purchase, you will be assessed the redemption fee.

  If you purchase shares through an intermediary, consult your intermediary to determine how the holding period (for example, 90 days versus three months) will be applied.

  Transactions not subject to redemption fees

  The T. Rowe Price funds will not assess a redemption fee with respect to certain transactions. At this time, the following shares of T. Rowe Price funds will not be subject to redemption fees:

  1.Shares redeemed via an automated systematic withdrawal plan;

  2.Shares redeemed through or used to establish an automated, nondiscretionary rebalancing or asset allocation program, if approved in writing by T. Rowe Price;

  3.Shares purchased by the reinvestment of dividends or capital gain distributions;*

  4.Shares purchased with retirement plan participant and employer contributions at the direction of a retirement plan participant or his or her beneficiary (e.g., payroll and rollover contributions, loan repayments);*

  5.Shares redeemed as part of a retirement plan participant-directed distribution including, but not limited to, the following examples:

  a.Death distributions

  b.Hardship withdrawals

  c.Loans

  d.Employment termination withdrawals

  e.Qualified Domestic Relations Orders (QDROs);

  6.Shares redeemed as part of a retirement plan termination or restructuring;

  7.Shares transferred from one retirement plan to another retirement plan in the same fund;*

  8.Shares converted from one share class to another share class of the same fund;*

  9.Shares redeemed by a fund (e.g., for failure to meet account minimums or to cover various fees such as fiduciary fees);

  10.Shares purchased by rollover and changes of account registration within the same fund;*

  11.Shares redeemed to return an excess contribution in an IRA account;

  12.Shares purchased by a fund-of-funds product, if approved in writing by T. Rowe Price;

  13.Shares transferred to T. Rowe Price or a third party intermediary acting as a service provider when the age of the shares cannot be determined systematically;*

  14.Shares redeemed in retirement plans or other products that restrict trading to no more frequently than once per quarter, if approved in writing by T. Rowe Price.

  *Subsequent exchanges of these shares into funds that assess redemption fees will be subject to the fee.

  If your shares are held through an intermediary in an omnibus account, T. Rowe Price relies on the intermediary to assess the redemption fee on underlying shareholder accounts. T. Rowe Price seeks to identify intermediaries establishing omnibus accounts and to enter into agreements requiring the intermediary to assess the redemption fees. There are no assurances that T. Rowe Price will be successful in identifying all intermediaries or that the intermediaries will properly assess the fees.

  Certain intermediaries may not apply the exemptions listed above to the redemption fee policy; all redemptions by persons trading through such intermediaries may be subject to the fee. Persons redeeming shares through an intermediary should check with their respective intermediary to determine which transactions are subject to the fees.

  Implementation

  Recordkeepers for retirement plan participants who were not able to implement the redemption fees by January 1, 2005, because of systems limitations and who provided verification to that effect were permitted to delay the implementation of redemption fees. All such recordkeepers are expected to implement the redemption fees by March 31, 2005, or implement short-term trading restrictions approved by T. Rowe Price until they have the systems capabilities to assess the fees. Any person purchasing shares through a retirement plan recordkeeper should check with their recordkeeper to determine when purchases will be subject to redemption fees.

  Shares held or purchased prior to January 1, 2005, are subject to the terms for holding periods and early redemption as set forth in the prospectus in effect when the shares were originally purchased. For example, shares of the T. Rowe Price New Asia Fund purchased on December 31, 2004, would be subject to a one-year holding period and 2% redemption fee if sold within one year; shares of the fund purchased on January 3, 2005, would be subject to the new 90-day/three-month holding period and a 2% redemption fee if sold within the 90-day/three-month holding period.

  Useful Information on Distributions and Taxes

  All net investment income and realized capital gains are distributed to shareholders.

  Dividends and Other Distributions

  Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. Reinvesting distributions results in compounding, that is, receiving income dividends and capital gain distributions on a rising number of shares.

  Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distributions or redemption checks.

  The following table provides details on dividend payments:

  Table 10  Dividend Payment Schedule
Fund	Dividends
Money market funds	Purchases received by T. Rowe Price by 12 noon ET via wire begin to earn dividends on that day. Other shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.Declared daily and paid on the first business day of each month.

Bond funds	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.Declared daily and paid on the first business day of each month.
These stock funds only:BalancedDividend GrowthEquity IncomeEquity Index 500Growth & IncomePersonal Strategy BalancedPersonal Strategy IncomeReal Estate	Declared quarterly, if any, in March, June, September, and December.Must be a shareholder on the record date.
Other stock funds	Declared annually, if any, generally in December.Must be a shareholder on the record date.
Retirement Funds:Retirement IncomeAll others	Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.Paid on the first business day of each month.Declared annually, if any, generally in December.Must be a shareholder on the record date.

Tax-Efficient Balanced	Municipal PortionShares normally begin to earn dividends on the business day after payment is received by T. Rowe Price.Paid on the last business day of March, June, September, and December.Equity PortionDeclared annually, if any, generally in December.Must be a shareholder on the record date.


  Bond or money fund shares will earn dividends through the date of redemption. Shares redeemed on a Friday or prior to a holiday (other than wire redemptions for money funds received before 12 noon ET) will continue to earn dividends until the next business day. Generally, if you redeem all of your bond or money fund shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your bond or money fund shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

  If you purchase and sell your shares through an intermediary, consult your intermediary to determine when your shares begin and stop accruing dividends; the information described above may vary.

  Capital gain payments

  If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is paid the following year.

  Capital gain payments are not expected from money market funds, which are managed to maintain a constant share price.

  A capital gain or loss is the difference between the purchase and sale price of a security.

  Tax Information

  You will be sent timely information for your tax filing needs.

  If you invest in the fund through a tax-deferred retirement account, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account.

  If you invest in the fund through a taxable account, you will generally be subject to tax when:

  You sell fund shares, including an exchange from one fund to another.

  A fund makes a distribution to your account.

  Additional information about certain T. Rowe Price funds is listed below:

Tax-Free and Municipal Funds
  Regular monthly dividends (including the state specific tax-free funds) are expected to be exempt from federal income taxes.Exemption is not guaranteed, since the fund has the right under certain conditions to invest in nonexempt securities.You must report your total tax-free income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year.Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that are subject to tax.For state specific funds, the monthly dividends you receive are expected to be exempt from state and local income tax. For other funds, a small portion of your income dividend may be exempt from state and local income taxes.If the funds invest in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by those bonds in their AMT calculation. The portion of the fund`s income dividend that should be included in your AMT calculation, if any, will be reported to you in January.

Tax-Efficient Balanced Fund
  The fund intends to invest a sufficient portion of its assets in municipal bonds and notes so that it may qualify to pay tax-exempt dividends, which will be exempt from federal income tax. The fund may not always qualify to pay tax-exempt dividends.The amount of such dividends will be reported to you on your calendar year-end statement.You must report your total tax-exempt income on IRS Form 1040. This information is used by the IRS to help determine the tax status of any Social Security payments you may have received during the year.Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that are subject to tax.A small portion of your income dividend may also be exempt from state and local income taxes.

Tax-Efficient Balanced Fund (continued)
  If the fund invests in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by those bonds in their AMT calculation. The portion of the fund`s income dividends that should be included in your AMT calculation, if any, will be reported to you in January.

Florida Intermediate Tax-Free Fund
  Florida does not have a state income tax but does impose an intangibles property tax that applies to shares of mutual funds.A fund organized as a business trust and invested at least 90% in Florida municipal obligations, U.S. government obligations, and certain other designated securities on January 1 is exempt from the tax.If a fund`s portfolio is less than 90% invested in exempt securities on January 1, the exemption applies only to the portion of assets (if any) invested in U.S. government obligations.The fund is organized as a business trust and will make every effort to have at least 90% of its portfolio invested in exempt securities on January 1 and expects that the entire value of all fund shares will be exempt from the intangibles tax.Exemption is not guaranteed, since the fund has the right under certain conditions to invest in nonexempt securities.


  For individual shareholders, a portion of ordinary dividends representing "qualified dividends" received by the fund may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. You may report it as a qualifying dividend in computing your taxes provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor`s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term gains, distributions from certain nonqualified foreign corporations, and dividends received by the fund from stocks that were on loan. Little, if any, of the ordinary dividends paid by the Real Estate Fund or the bond and money funds is expected to qualify for this lower rate.

  For corporate shareholders, a portion of ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the fund`s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international funds or the bond and money funds is expected to qualify for this deduction.

  Taxes on fund redemptions

  When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is also a sale for tax purposes.

  In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide you with the gain or loss on the shares you sold during the year based on the average cost single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

  To help you maintain accurate records, we will send you a confirmation promptly following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

  Taxes on fund distributions

  In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions are generally taxable to you in the year in which they are paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes. Dividends from tax-free funds are expected to be tax-exempt.

  The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held more than 12 months are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term loss must be reclassified as a long-term loss to the extent of any long-term capital gain distributions received during the period you held the shares. If you realized a loss on the sale or exchange of tax-free fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares. For funds investing in foreign securities, distributions resulting from the sale of certain foreign currencies, currency contracts, and the currency portion of gains on debt securities are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as a return of capital.

  If the fund qualifies and elects to pass through nonrefundable foreign taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

  The following table provides additional details on distributions for certain funds:

  Table 11  Taxes on Fund Distributions
Tax-Free and Municipal Funds
  Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.To the extent the fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

Tax-Efficient Balanced Fund
  Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.To the extent the fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

Inflation Protected Bond Fund
  Inflation adjustments on Treasury inflation-protected securities exceeding deflation adjustments for the year will be distributed to you as a short-term capital gain.In computing the distribution amount, the fund cannot reduce inflation adjustments by short- or long-term losses from the sales of securities.Net deflation adjustments for a year may result in all or a portion of dividends paid earlier in the year being treated as a return of capital.

Retirement Funds
Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.


  Tax consequences of hedging

  Entering into certain options, futures, swaps, and forward foreign exchange contracts and transactions may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in the fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

  Distributions are taxable whether reinvested in additional shares or received in cash.

  Tax effect of buying shares before an income dividend or capital gain distribution

  If you buy shares shortly before or on the "record date" — the date that establishes you as the person to receive the upcoming distribution — you may receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund`s record date before investing. Of course, a fund`s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return.

  Transaction Procedures and Special Requirements

  Following these procedures helps assure timely and accurate transactions.

  Purchase Conditions

  Nonpayment

  If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price account as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

  U.S. dollars

  All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.

  Sale (Redemption) Conditions

  Holds on immediate redemptions: 10-day hold

  If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If, during the clearing period, we receive a check drawn against your newly purchased shares, it will be returned marked "uncollected." (The 10-day hold does not apply to purchases paid for by bank wire or automatic purchases through your paycheck.)

  Telephone, Tele*Access®, and online account transactions

  You may access your account or conduct transactions using the telephone or Tele*Access, or online. The T. Rowe Price funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions. A confirmation is sent promptly after a transaction. Please review it carefully and contact T. Rowe Price immediately about any transaction you believe to be unauthorized. Telephone conversations are recorded.

  Redemptions over $250,000

  Large redemptions can adversely affect a portfolio manager`s ability to implement a fund`s investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.

  Excessive and Short-Term Trading

  T. Rowe Price may bar excessive and short-term traders from purchasing shares.

  Excessive or short-term trading in fund shares may disrupt management of a fund and raise its costs. Short-term traders in funds investing in foreign securities can seek to take advantage of an anticipated difference between the price of the fund`s shares and price movements in overseas markets (see "How and when shares are priced"). While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Board of Directors/Trustees of each fund has adopted the policy set forth below to deter such activity. Persons trading directly with T. Rowe Price or indirectly through intermediaries in violation of this policy or persons believed to be short-term traders may be barred for 90 calendar days or permanently from further purchases of the Price funds. Purchase transactions placed by such persons are subject to rejection without notice.

  All persons purchasing shares held directly with a T. Rowe Price fund, or through a retirement plan for which T. Rowe Price serves as recordkeeper, who make more than one purchase and one sale or one sale and one purchase involving the same fund within any 90-day calendar period will violate the policy.

  All persons purchasing fund shares held through an intermediary, including a broker, bank, investment adviser, recordkeeper, insurance company, or other third party, and who hold the shares for less than 90 calendar days, will violate the policy.

  Intermediaries often establish omnibus accounts in the T. Rowe Price funds for their customers. In such situations, T. Rowe Price cannot always monitor trading activity by individual shareholders. However, T. Rowe Price reviews trading activity at the omnibus account level and looks for activity that indicates potential excessive or shortterm trading. If it detects suspicious trading activity, T. Rowe Price contacts the intermediary to determine whether the excessive trading policy has been violated and, if so, asks the intermediary to take action to restrict transactions by the underlying shareholder in accordance with the policy.

  The following types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); 2) systematic purchases and redemptions
  (see Information About Your Services); 3) checkwriting redemptions from bond and money funds; and 4) for retirement plan participants, payroll contributions, withdrawals, and loans.

  In addition, transactions in automated nondiscretionary rebalancing programs, nondiscretionary asset allocation programs, or fund-of-funds products may be exempt from the excessive trading policy subject to prior written approval by designated persons at T. Rowe Price.

  T. Rowe Price may modify the 90-day policy set forth above (for example, in situations where a retirement plan with multiple investment options imposes a uniform restriction on trading in the plan that differs from the T. Rowe Price fund`s policy). These modifications would be authorized only if the fund determines, in its discretion, that the modified policy provides protection to the fund that is substantially equivalent to the fund`s regular policy.

  There is no guarantee that T. Rowe Price will detect or prevent excessive or short-term trading.

  Keeping Your Account Open

  Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000 ($10,000 for Summit Funds). If your balance is below this amount for three months or longer, we have the right to close your account after giving you 60 days to increase your balance.

  Signature Guarantees

  A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

  You may need to have your signature guaranteed in certain situations, such as:

  Written requests: (1) to redeem over $100,000; or (2) to wire redemption proceeds when prior bank account authorization is not on file.

  Remitting redemption proceeds to any person, address, or bank account not on record.

  Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  Establishing certain services after the account is opened.

  You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

  Account Maintenance and Small Account Fees

  Small Account Fee (all funds except Index Funds)  Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds` transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum amount. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/UTMA accounts, for which the minimum is $500. The fee will be waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee does not apply to IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price, but a separate custodial or administrative fee may apply to such accounts.

  Account Maintenance Fee (Index Funds only)  The account maintenance fee is charged on a quarterly basis usually during the last week of a calendar quarter. On the day of the assessment, accounts with balances below $10,000 will be charged the fee. Please note that the fee will be charged to accounts that fall below $10,000

  for any reason, including market fluctuations, redemptions, or exchanges. The fee will apply to IRA accounts. The fee does not apply to retirement plans directly registered with T. Rowe Price Services or accounts maintained by intermediaries through NSCC® Networking.

  More About the Funds 3

  Organization and Management

  How are the funds organized?

  The Prime Reserve and New Income Funds are Maryland corporations organized in 1975 and 1973, respectively, and the Equity Income Fund was organized as a Massachusetts business trust in 1985. The International Stock Fund is a series of the T. Rowe Price International Funds, Inc. (the "corporation") which was incorporated in Maryland in 1979. The Prime Reserve, New Income, and Equity Income Funds, as well as the corporation, are "open-end investment companies," or mutual funds.

  Shareholders benefit from T. Rowe Price`s 68 years of investment management experience.

  What is meant by "shares"?

  As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund`s authorized capital stock, but share certificates are not issued.

  Each share and fractional share entitles the shareholder to:

  Receive a proportional interest in income and capital gain distributions.

  Cast one vote per share on certain fund matters, including the election of fund directors/trustees, changes in fundamental policies, or approval of changes in the fund`s management contract.

  Do T. Rowe Price funds have annual shareholder meetings?

  The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee.
  If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.

  Who runs the fund?

  General Oversight

  The funds are governed by a Board of Directors/Trustees that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects fund officers. The majority of Board members are independent of T. Rowe Price and T. Rowe Price International.

  All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price and T. Rowe Price International—specifically by the fund`s portfolio managers .

  Portfolio Management

  The Prime Reserve Fund has an Investment Advisory Committee with the following members: James M. McDonald, Chairman, Steven G. Brooks, Brian E. Burns, Maria H. Condez, T. Dylan Jones, Alan D. Levenson, Joseph K. Lynagh, and Edward A. Wiese. The committee chairman has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund`s investment program. Mr. McDonald was elected chairman of the fund`s committee in 2002. He joined T. Rowe Price in 1976 as a financial statistician and has been managing investments since 1979.

  The New Income Fund has an Investment Advisory Committee with the following members: Daniel O. Shackelford, Chairman, Connice A. Bavely, Brian J. Brennan, Patrick S. Cassidy, Alan D. Levenson, Mary J. Miller, Edmund M. Notzon III, Vernon A. Reid, Jr., and David A. Tiberii. The committee chairman has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund`s investment program. Mr. Shackelford became chairman of the fund`s committee in 2002. He joined T. Rowe Price in 1999 and has been managing investments since that time.

  The Equity Income Fund has an Investment Advisory Committee with the following members: Brian C. Rogers, Chairman, Jeffrey W. Arricale, Stephen W. Boesel, Arthur B. Cecil III, Michael W. Holton, John D. Linehan, Heather K. McPherson, and William J. Stromberg. The committee chairman has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund`s investment program. Mr. Rogers has been chairman of the fund`s committee since 1993. He joined T. Rowe Price in 1982 and has been managing investments since 1983.

  International Stock Fund Mark C.J. Bickford-Smith, James B.M. Seddon, and David J.L. Warren have day-to-day responsibility for managing the portfolio and developing and executing the fund`s investment program.

  Mark Bickford-Smith joined T. Rowe Price International in 1995 and has 19 years of experience in research and financial analysis. James Seddon joined T. Rowe Price International in 1987 and has 17 years of experience in portfolio management. David Warren joined T. Rowe Price International in 1983 and has 24 years of experience in equity research, fixed-income research, and portfolio management.

  The Management Fee

  This fee has two parts — an "individual fund fee," which reflects a fund`s particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, Retirement Funds, Reserve Investment Funds, and any index or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

  Group Fee Schedule
0.334%*	First $50 billion

0.305%	Next $30 billion

0.300%	Next $40 billion

0.295%	Thereafter

  *Represents a blended group fee rate containing various breakpoints.

  The fund`s portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all .the T. Rowe Price funds described previously. Based on combined T. Rowe Price fund assets of over .$131 billion at October 29, 2004, the group fee was 0.31%.The individual fund fees are as follows: Prime Reserve Fund, 0.05%; New Income Fund, 0.15%; Equity Income Fund, 0.25%; and International Stock Fund, 0.35%.

  Understanding Performance Information

  This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us, in our educational and informational materials, in T. Rowe Price advertisements, and in the media.

  Total Return

  This tells you how much an investment has changed in value over a given period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

  Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

  Cumulative Total Return

  This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.

  Average Annual Total Return

  This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment`s actual cumulative return. This gives you an idea of an investment`s annual contribution to your portfolio, provided you held it for the entire period.

  Yield

  The current or "dividend" yield on a fund or any investment tells you the relationship between the investment`s current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized and divided by the price at the end of the period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

  For bond funds, the advertised or SEC yield is found by determining the net income per share (as defined by the Securities and Exchange Commission) earned by a fund during a 30-day base period and dividing this amount by the share price on the last day of the base period. The SEC yield—also called the standardized yield—may differ from the dividend yield.

  Money funds may advertise a current yield, reflecting the latest seven-day income annualized, and an "effective" yield, which assumes the income has been reinvested in the fund.

  Investment Policies and Practices

  This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

  Shareholder approval is required to substantively change fund objectives. Shareholder approval is also required to change certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" that can be changed without shareholder approval. Shareholders of the Equity Income and International Stock Funds will receive at least 60 days` prior notice of any change in the policy requiring the funds to normally invest at least 80% of net assets in common stocks. Fund investment restrictions and policies apply at the time of purchase. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made. (This exception does not apply to the fund`s borrowing policy.)

  Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, fund investments in certain derivatives are limited to 10% of total assets. While these restrictions provide a useful level of detail about fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have significantly more of an impact on a fund`s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all other fund investments.

  Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help achieve fund objectives.

  Prime Reserve Fund

  Types of Portfolio Securities

  In seeking to meet its investment objective, fund investments may be made in any type of short-term security or instrument whose investment characteristics are consistent with the fund`s investment program. The following pages describe the principal types of fund portfolio securities and investment management practices.

  Operating policy Except as may be permitted by Rule 2a-7, the fund will not purchase any security (other than a U.S. government security) if it would cause the fund to have more than: (1) 5% of its total assets in securities of that issuer, where the securities are prime securities (other than for certain temporary, limited purposes); or (2) where the securities are not prime securities, 5% of its total assets in such securities and 1% of its total assets in the securities of that issuer.

  Money Market Securities

  Money market securities are IOUs issued by companies or governmental units. Money market securities may be interest-bearing or discounted to reflect the rate of interest paid. In the case of interest-bearing securities, the issuer has a contractual obligation to pay coupon interest at a stated rate on specific dates and to repay the face value on a specified date. In the case of a discount security, no coupon interest is paid, but the security`s price is discounted so that the interest is realized when the security matures at face value. In either case, an issuer may have the right to redeem or "call" the security before maturity, and the investor may have to reinvest the proceeds at lower market rates.

  Except for adjustable rate instruments, a money market security`s interest rate, as reflected in the coupon rate or discount, is usually fixed for the life of the security. Its current yield (coupon or discount as a percent of current price) will fluctuate to reflect changes in interest rate levels. A money market security`s price usually rises when interest rates fall, and vice versa.

  Money market securities may be unsecured (backed by the issuer`s general creditworthiness only) or secured (also backed by specified collateral).

  Certain money market securities have interest rates that are adjusted periodically. These interest rate adjustments tend to minimize fluctuations in the securities` principal values. When calculating its weighted average maturity, the fund may shorten the maturity of these securities in accordance with Rule 2a-7.

  Asset-Backed Securities

  An underlying pool of assets, such as credit card or automobile trade receivables or corporate loans or bonds, backs these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any. The underlying assets (i.e., loans) are sometimes subject to prepayments, which can shorten the security`s weighted average life and may lower its return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent, the financial institution providing the credit support, or the swap counterparty. There is no limit on fund investments in these securities.

  Foreign Securities

  Investments may be made in certain foreign securities: dollar-denominated money market securities of foreign issuers, foreign branches of U.S. banks, and U.S. branches of foreign banks. Such investments increase a portfolio`s diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local, political, and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; and possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards.

  Foreign securities increase fund diversification and may enhance return, but they involve special risks, especially from developing countries.

  Operating policy  There is no limit on fund investments in U.S. dollar-denominated foreign securities.

  Private Placements

  These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

  Operating policy  Fund investments in illiquid securities are limited to 10% of net assets.

  Types of Investment Management Practices

  Borrowing Money and Transferring Assets

  Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

  Fundamental policy  Borrowings may not exceed 33 1/3% of total assets.

  Operating policy  Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.

  Lending of Portfolio Securities

  Fund securities may be lent to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.

  Fundamental policy  The value of loaned securities may not exceed 33 1/3% of total assets.

  New Income Fund

  Types of Portfolio Securities

  In seeking to meet its investment objective, fund investments may be made in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of fund securities and investment management practices.

  Fundamental policy  The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the fund`s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the fund. These limitations do not apply to the fund`s purchase of securities issued or guaranteed by the U.S. government, it agencies, or instrumentalities.

  Bonds

  A bond is an interest-bearing security. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond`s face value) on a specified date. An issuer may have the right to redeem or "call" a bond before maturity, and the investor may have to reinvest the proceeds at lower market rates.

  A bond`s annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond`s price usually rises when interest rates fall, and vice versa, so its yield stays consistent with current market conditions.

  Conventional fixed-rate bonds offer a coupon rate for a fixed maturity with no adjustment for inflation. Real rate of return bonds also offer a fixed coupon but include ongoing inflation adjustments for the life of the bond.

  Bonds may be unsecured (backed by the issuer`s general creditworthiness only) or secured (also backed by specified collateral). Bonds include asset- and mortgage-backed securities.

  Certain bonds have interest rates that are adjusted periodically. These interest rate adjustments tend to minimize fluctuations in the bonds` principal values. The maturity of these securities may be shortened under certain specified conditions.

  Bonds may be designated as senior or subordinated obligations. Senior obligations generally have the first claim on a corporation`s earnings and assets and, in the event of liquidation, are paid before subordinated debt.

  Bond ratings are not guarantees. They are estimates of an issuer`s financial strength. Ratings can change at any time due to real or perceived changes in an issuer`s credit or financial fundamentals.

  Common and Preferred Stocks

  Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company`s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

  Convertible Securities and Warrants

  Investments may be made in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Some convertibles combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights, and pay no dividends.

  Operating policy  Without regard to quality, the fund may invest up to 25% of its total assets (not including cash) in preferred and common stocks and convertible securities, convertible into or which carry warrants for common stocks or other equity securities.

  Foreign Securities

  Investments may be made in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as Yankee bonds). Investing in foreign securities involves special risks that can increase the potential for losses. These include: exposure to potentially adverse local, political, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment`s value (favorable changes can increase its value). These risks are heightened for investments in developing countries.

  Operating policy  There is no limit on fund investments in U.S. dollar-denominated debt securities issued by foreign issuers, foreign branches of U.S. banks, and U.S. branches of foreign banks. The fund may also invest up to 20% of total assets (excluding reserves) in non-U.S. dollar-denominated fixed-income securities.

  Asset-Backed Securities

  An underlying pool of assets, such as credit card or automobile trade receivables or corporate loans or bonds, backs these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any. The underlying assets (i.e., loans) are sometimes subject to prepayments, which can shorten the security`s weighted average life and may lower its return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent, the financial institution providing the credit support, or the swap counterparty. There is no limit on fund investments in these securities.

  Mortgage-Backed Securities

  The fund may invest in a variety of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is sold to investors such as the fund. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The "big three" issuers are the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). GNMA certificates are backed by the full faith and credit of the U.S. government, while others, such as Fannie Mae and Freddie Mac certificates, are only supported by the ability to borrow from the U.S. Treasury or by the credit of the agency. Private mortgage bankers and other institutions also issue mortgage-backed securities.

  Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect the fund`s net asset value. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.

  Operating policy  There is no limit on fund investments in mortgage-backed securities.

  Additional mortgage-backed securities in which the fund may invest include:

  Collateralized Mortgage Obligations (CMOs) CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create some classes with more stable average lives than the underlying mortgages and other classes with more volatile average lives. CMO classes may pay fixed or variable rates of interest, and certain classes have priority over others with respect to the receipt of prepayments.

  Stripped Mortgage Securities Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. Generally, one class receives only interest payments (IOs), and another receives principal payments (POs). Unlike with other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The fund can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments.

  A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. Of course, under the opposite conditions these securities may appreciate in value. These securities can be very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMO classes may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMO classes, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee that fund investments in CMOs, IOs, or POs will be successful, and fund total return could be adversely affected as a result.

  Operating policy  Fund investments in stripped mortgage securities are limited to 10% of total assets.

  Commercial Mortgage-Backed Securities (CMBS) CMBS are securities created from a pool of commercial mortgage loans, such as loans for hotels, shopping centers, office buildings, apartment buildings, etc. Interest and principal payments from the loans are passed on to the investor according to a schedule of payments. Credit quality depends primarily on the quality of the loans themselves and on the structure of the particular deal. Generally, deals are structured with senior and subordinate classes. The amount of subordination is determined by the rating agencies who rate the individual classes of the structure. Commercial mortgages are generally structured with prepayment penalties, which greatly reduces prepayment risk to the investor. However, the value of these securities may change because of actual or perceived changes in the creditworthiness of the individual borrowers, their tenants, the servicing agents, or the general state of commercial real estate. There is no limit on fund investments in these securities.

  Hybrid Instruments

  These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may or may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the fund.

  Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

  Operating policy  Fund investments in hybrid instruments are limited to 10% of total assets.

  Deferrable Subordinated Securities

  These are securities with long maturities that are deeply subordinated in the issuer`s capital structure. They generally have 30-year maturities and permit the issuer to defer distributions for up to five years. These characteristics give the issuer more financial flexibility than is typically the case with traditional bonds. As a result, the securities may be viewed as possessing certain "equity-like" features by rating agencies and bank regulators. However, the securities are treated as debt securities by market participants, and the fund intends to treat them as such as well. These securities may offer a mandatory put or remarketing option that creates an effective maturity date significantly shorter than the stated one. Fund investments will be made in these securities to the extent their yield, credit, and maturity characteristics are consistent with the fund`s investment objective and program.

  Private Placements

  These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

  Operating policy  Fund investments in illiquid securities are limited to 15% of net assets.

  Utility Industry Concentration

  The fund may, under certain circumstances, invest a substantial amount of its assets in the utility industry. Investments in this industry may be affected by environmental conditions, energy conservation programs, fuel shortages, availability of capital to finance operations and construction programs, and federal and state legislative and regulatory actions. T. Rowe Price believes that any risk to the fund which might result from concentrating in any such industry will be minimized by diversification of the fund`s investments.

  Operating policy  The fund has no current intention of concentrating in the utility industry.

  Fundamental policy  The fund will, under certain conditions, invest up to 50% of its assets in any one of the following industries: gas utility, gas transmission utility, electric utility, telephone utility, and petroleum.

  Types of Investment Management Practices

  Reserve Position

  A certain portion of fund assets will be held in money market reserves. Fund reserve positions are expected to consist primarily of shares of one or both T. Rowe Price internal money market funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held. For temporary, defensive purposes, there is no limit on fund investments in money market reserves. Significant investments in reserves could compromise the ability to achieve fund objectives. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments, and can serve as a short-term defense during periods of unusual market volatility.

  Borrowing Money and Transferring Assets

  Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

  Fundamental policy  Borrowings may not exceed 33 1/3% of total assets.

  Operating policy  Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.

  Futures and Options

  Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options, another type of potentially high-risk derivative, give the investor the right (where the investor purchases the option), or the obligation (where the investor "writes" or sells the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates, bond prices, and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. market or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

  Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund`s initial investment in such contracts.

  Operating policies  Futures: Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of net asset value. Options on securities: The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

  Swaps

  Fund investments may be made in interest rate, index, total return, and credit default swap agreements as well as options on swap agreements or swap options. All of these agreements are considered derivatives and, in certain cases, high-risk derivatives. Swap agreements are two-party contracts under which the fund and a counterparty, such as a broker or dealer, agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or indices. Swaps and swap options can be used for a variety of purposes, including: to manage fund exposure to changes in interest rates and credit quality; as an efficient means of adjusting fund overall exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration.

  There are risks in the use of swaps and swap options. Swaps could result in losses if interest rate or credit quality changes are not correctly anticipated by the fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated. Credit default swaps could result in losses if we do not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Swaps and swap options may not always be successful hedges; using them could lower fund total return and the other party to a swap agreement could default on its obligations or refuse to cash out the fund`s investment at a reasonable price, which could turn an expected gain into a loss.

  Operating policies  A swap agreement with any single counterparty will not be entered into if the net amount owed or to be received under existing contracts with that party would exceed 5% of total assets, or if the net amount owed or to be received by the fund under all outstanding swap agreements will exceed 10% of total assets. The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

  Managing Foreign Currency Risk

  Investors in foreign securities may attempt to "hedge" their exposure to potentially unfavorable currency changes. The primary means of doing this is through the use of "forwards"— contracts to exchange one currency for another on some future date at a specified exchange rate. However, futures, swaps, and options on these instruments may also be used. In certain circumstances, a different currency may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." The fund may also use these instruments to create a synthetic bond— issued in one currency, but with the currency component transformed into another currency. If the fund were to engage in any of these foreign currency transactions, they would be primarily to protect a fund`s foreign securities from adverse currency movements relative to the dollar. Such transactions involve the risk that anticipated currency movements will not occur, which could reduce fund total return. There are certain markets, including many emerging markets, where it is not possible to engage in effective foreign currency hedging.

  Operating policy  The fund will not commit more than 20% of total assets to any combination of the types of foreign currency instruments described above.

  Lending of Portfolio Securities

  Fund securities may be lent to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.

  Fundamental policy  The value of loaned securities may not exceed 33 1/3% of total assets.

  When-Issued Securities and Forwards

  The fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. There is no limit on fund investments in these securities. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. To the extent the fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the fund`s net asset value than if the fund did not purchase them.

  Portfolio Turnover

  Turnover is an indication of frequency of trading. We will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund`s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund`s total return. Higher turnover can also increase the possibility of taxable capital gain distributions.

  Funds investing in bonds may have higher turnover than funds investing in stocks. Unlike stocks, fixed-maturity bonds require reinvestment. For funds investing in mortgages and callable debt, frequent reinvestment of principal is often required. Common trading strategies, such as mortgage dollar rolls, can increase turnover. Active investment strategies, such as sector rotation and duration management, also necessitate more frequent trading. The fund`s portfolio turnover rates are shown in the Financial Highlights table.

  Equity Income Fund

  Types of Portfolio Securities

  In seeking to meet its investment objective, fund investments may be made in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of fund securities and investment management practices.

  Fundamental policy  The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the fund`s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the fund.

  Fund investments are primarily in common stocks and, to a lesser degree, other types of securities as described below.

  Common and Preferred Stocks

  Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company`s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

  Convertible Securities and Warrants

  Investments may be made in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Some convertibles combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights, and pay no dividends.

  Foreign Securities

  Investments may be made in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs and ADSs). Investing in foreign securities involves special risks that can increase the potential for losses. These include: exposure to potentially adverse local, political, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment`s value (favorable changes can increase its value). These risks are heightened for investments in developing countries, and there is no limit on the amount of fund foreign investments that may be made in such countries.

  Operating policy  Fund investments in foreign securities are limited to 20% of total assets.

  Hybrid Instruments

  These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under certain conditions, the redemption value of a hybrid could be zero.

  Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

  Operating policy  Fund investments in hybrid instruments are limited to 10% of total assets.

  Private Placements

  These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

  Operating policy  Fund investments in illiquid securities are limited to 15% of net assets.

  Fixed-Income Securities

  From time to time, we may invest in debt securities of any type, including municipal securities, without regard to quality or rating. Such securities would be purchased in companies, municipalities, or entities that meet fund investment criteria. The price of a bond fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise. Below investment-grade bonds, or "junk bonds," can be more volatile and have greater risk of default than investment-grade bonds.

  Operating policy  The fund may purchase any type of noninvestment-grade debt security (or junk bond) including those in default. The fund will not purchase this type of security if it would have more than 10% of total assets invested in such securities. Fund investments in convertible securities are not subject to this limit.

  Types of Investment Management Practices

  Reserve Position

  A certain portion of fund assets will be held in money market reserves. Fund reserve positions are expected to consist primarily of shares of one or both T. Rowe Price internal money market funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held. For temporary, defensive purposes, there is no limit on fund investments in money market reserves. Significant investments in reserves could compromise the ability to achieve fund objectives. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments, and can serve as a short-term defense during periods of unusual market volatility.

  Borrowing Money and Transferring Assets

  Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

  Fundamental policy  Borrowings may not exceed 33 1/3% of total assets.

  Operating policy  Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.

  Futures and Options

  Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options, another type of potentially high-risk derivative, give the investor the right (where the investor purchases the option), or the obligation (where the investor "writes" or sells the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates, bond prices, and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. market or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

  Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund`s initial investment in such contracts.

  Operating policies  Futures: Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of net asset value. Options on securities: The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

  Exchange Traded Funds (ETFs)

  These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

  Managing Foreign Currency Risk

  Investors in foreign securities may attempt to "hedge" their exposure to potentially unfavorable currency changes. The primary means of doing this is through the use of "forwards"—  contracts to exchange one currency for another on some future date at a specified exchange rate. However, futures, swaps, and options on these instruments may also be used. In certain circumstances, a different currency may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." If the fund were to engage in any of these foreign currency transactions, they would be primarily to protect a fund`s foreign securities from adverse currency movements relative to the dollar. Such transactions involve the risk that anticipated currency movements will not occur, which could reduce fund total return. There are certain markets, including many emerging markets, where it is not possible to engage in effective foreign currency hedging.

  Lending of Portfolio Securities

  Fund securities may be lent to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.

  Fundamental policy  The value of loaned securities may not exceed 33 1/3% of total assets.

  Portfolio Turnover

  Turnover is an indication of frequency of trading. We will not generally trade in securities for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund`s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund`s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund`s portfolio turnover rates are shown in the Financial Highlights table.

  International Stock Fund

  Types of Portfolio Securities

  In seeking to meet its investment objective, fund investments may be made in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. The following pages describe various types of fund securities and investment management practices.

  Fundamental policy  The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the fund`s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the fund.

  Fund investments are primarily in common stocks and, to a lesser degree, other types of securities as described below.

  Common and Preferred Stocks

  Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company`s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

  Convertible Securities and Warrants

  Investments may be made in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Some convertibles combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights, and pay no dividends.

  Fixed-Income Securities

  From time to time, we may invest in corporate and government fixed-income securities. These securities would be purchased in companies that meet fund investment criteria. The price of a bond fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise.

  Hybrid Instruments

  These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market or even relatively nominal rates. Under certain conditions, the redemption value of a hybrid could be zero.

  Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

  Operating policy  Fund investments in hybrid instruments are limited to 10% of total assets.

  Private Placements

  These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

  Operating policy  Fund investments in illiquid securities are limited to 15% of net assets.

  Types of Investment Management Practices

  Reserve Position

  A certain portion of fund assets will be held in money market reserves. Fund reserve positions are expected to consist primarily of shares of one or both T. Rowe Price internal money market funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held. For temporary, defensive purposes, there is no limit on fund investments in money market reserves. Significant investments in reserves could compromise the ability to achieve fund objectives. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments, and can serve as a short-term defense during periods of unusual market volatility.

  Borrowing Money and Transferring Assets

  Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

  Fundamental policy  Borrowings may not exceed 33 1/3% of total assets.

  Operating policy  Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.

  Foreign Currency Transactions

  The fund will normally conduct its foreign currency exchange transactions, if any, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The fund will generally not enter into a forward contract with a term greater than one year.

  The fund will generally enter into forward foreign currency exchange contracts only under two circumstances. First, when the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when T. Rowe Price International believes that the currency of a particular foreign country may move substantially against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency that acts as a proxy for that currency). The contract may approximate the value of some or all of the fund`s portfolio securities denominated in such foreign currency. Under unusual circumstances, the fund may commit a substantial portion or the entire value of its portfolio to the consummation of these contracts. T. Rowe Price International will consider the effect such a commitment to forward contracts would have on the fund`s investment program and the flexibility of the fund to purchase additional securities. Although forward contracts will be used primarily to protect the fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, and fund total return could be adversely affected as a result.

  There are some markets where it is not possible to engage in effective foreign currency hedging. This is generally true, for example, for the currencies of various emerging markets where the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

  Futures and Options

  Futures, a type of potentially high-risk derivative, are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options, another type of potentially high-risk derivative, give the investor the right (where the investor purchases the option), or the obligation (where the investor "writes" or sells the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

  Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a fund`s initial investment in such contracts.

  Operating policies  Futures: Initial margin deposits on futures and premiums on options used for non-hedging purposes will not exceed 5% of net asset value. Options on securities: The total market value of securities covering call or put options may not exceed 25% of total assets. No more than 5% of total assets will be committed to premiums when purchasing call or put options.

  Tax Consequences of Hedging

  Hedging may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the fund and could affect whether dividends paid are classified as capital gains or ordinary income.

  Lending of Portfolio Securities

  Fund securities may be lent to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well.

  Fundamental policy  The value of loaned securities may not exceed 33 1/3% of total assets.

  Portfolio Turnover

  Turnover is an indication of frequency of trading. We will not generally trade in securities for short-term profits, but when circumstances warrant, securities may be purchased and sold without regard to the length of time held. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund`s net asset value but not its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund`s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund`s portfolio turnover rates are shown in the Financial Highlights table.

  All funds

  Disclosure of Fund Portfolio Information

  The fund`s portfolio holdings are disclosed on a regular basis in its semiannual and annual reports to shareholders as well as Form N-Q which is filed with the SEC within 60 days of the fund`s first and third fiscal quarter-end. In addition, the fund discloses its calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. Under certain conditions, up to 5% of the fund`s holdings may be included in this portfolio list without being individually identified. Generally, securities would be omitted from the list if they are being actively bought or sold and it is determined that the quarter-end disclosure of the holding could be harmful to the fund. A security will not be omitted from the list for more than one year. The fund also discloses its largest 10 holdings seven days after each month-end. These holdings are listed in alphabetical order along with the aggregate percentage of the fund`s total assets they represent. The quarter-end portfolio will remain on the Web site for one year. The top 10 list is replaced every six months. A description of the fund`s policy and procedures with respect to the disclosure of portfolio information is in the Statement of Additional Information.

  Financial Highlights

  Table 12, which provides information about each fund`s financial history, is based on a single share outstanding throughout the periods shown. Each fund`s section of the table is part of the fund`s financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions and no payment of account or [if applicable] redemption fees). The financial statements in the annual report were audited by the fund`s independent registered public accounting firm, PricewaterhouseCoopers LLP.

  Table 12  Financial Highlights
	Year ended May 31
Prime Reserve Fund	2000	2001	2002	2003	2004

Net asset value,beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000
Income From Investment Operations
Net investment income	0.051	0.057	0.024	0.010	0.005
Net gains or losses on securities (both realized and unrealized)	—	—	—	—	—
Total from investment operations	0.051	0.057	0.024	0.010	0.005
Less Distributions
Dividends (from net investment income)	(0.051)	(0.057)	(0.024)	(0.010)	(0.005)
Distributions (fromcapital gains)	—	—	—	—	—
Returns of capital	—	—	—	—	—
Total distributions	(0.051)	(0.057)	(0.024)	(0.010)	(0.005)
Net asset value,end of period	$1.000	$1.000	$1.000	$1.000	$1.000
Total return	5.22%	5.82%	2.47%	1.01%	0.51%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$5,618	$5,758	$5,531	$5,652	$5,053
Ratio of expenses to average net assets	0.62%	0.59%	0.63%	0.64%	0.62%
Ratio of net income to average net assets	5.11%	5.66%	2.44%	1.01%	0.51%

  Table 12  Financial Highlights (continued)
	Year ended May 31
New Income Fund	2000	2001	2002	2003	2004

Net asset value,beginning of period	$8.50	$8.07	$8.53	$8.70	$9.21
Income From Investment Operations
Net investment income	0.52	0.53	0.47	0.37	0.32
Net gains or losses on securities (both realized and unrealized)	(0.43)	0.46	0.17	0.52	(0.34)
Total from investment operations	0.09	0.99	0.64	0.89	(0.02)
Less Distributions
Dividends (from net investment income)	(0.52)	(0.53)	(0.47)	(0.38)	(0.32)
Distributions (fromcapital gains)	—	—	—	—	—
Returns of capital	—	—	—	—	—
Total distributions	(0.52)	(0.53)	(0.47)	(0.38)	(0.32)
Net asset value,end of period	$8.07	$8.53	$8.70	$9.21	$8.87
Total return	1.13%	12.54%	7.68%	10.52%	(0.26)%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$1,633	$1,684	$1,863	$2,266	$2,512
Ratio of expenses to average net assets	0.73%	0.73%	0.72%	0.74%	0.71%
Ratio of net income to average net assets	6.32%	6.30%	5.38%	4.23%	3.56%
Portfolio turnover rate	83.6%	112.1%	222.0%	221.2%	219.0%

  Table 12  Financial Highlights (continued)
	Year ended December 31
Equity Income Fund	1999	2000	2001	2002	2003

Net asset value,beginning of period	$26.32	$24.81	$24.67	$23.65	$19.79
Income From Investment Operations
Net investment income	0.54	0.50	0.37	0.38	0.38
Net gains or losses on securities (both realized and unrealized)	0.45	2.51	(0.02)a	(3.43)	4.65
Total from investment operations	0.99	3.01	0.35	(3.05)	5.03
Less Distributions
Dividends (from net investment income)	(0.53)	(0.51)	(0.36)	(0.36)	(0.39)
Distributions (fromcapital gains)	(1.97)	(2.64)	(1.01)	(0.45)	(0.27)
Returns of capital	—	—	—	—	—
Total distributions	(2.50)	(3.15)	(1.37)	(0.81)	(0.66)
Net asset value,end of period	$24.81	$24.67	$23.65	$19.79	$24.16
Total return	3.82%	13.12%	1.64%	(13.04)%	25.78%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$12,321	$10,187	$10,128	$8,954	$12,160
Ratio of expenses to average net assets	0.77%	0.78%	0.80%	0.79%	0.78%
Ratio of net income to average net assets	1.95%	2.01%	1.53%	1.72%	1.80%
Portfolio turnover rate	21.8%	21.9%	17.3%	15.2%	11.8%

  aThe amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund`s aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

  Table 12  Financial Highlights (continued)
	Year ended October 31
International Stock Fund	2000	2001	2002	2003	2004

Net asset value,beginning of period	$16.70	$16.11	$10.65	$8.87	$10.66
Income From Investment Operations
Net investment income	0.10	0.29	0.11	0.14	0.15
Net gains or losses on securities (both realized and unrealized)	0.35	(4.48)	(1.56)	1.76	1.18
Total from investment operations	0.45	(4.19)	(1.45)	1.90	1.33
Less Distributions
Dividends (from net investment income)	(0.13)	(0.09)	(0.30)	(0.11)	(0.13)
Distributions (fromcapital gains)	(0.91)	(1.18)	(0.03)	—	(0.03)
Returns of capital	—	—	—	—	—
Total distributions	(1.04)	(1.27)	(0.33)	(0.11)	(0.16)
Net asset value,end of period	$16.11	$10.65	$8.87	$10.66	$11.83
Total return	2.28%	(28.17)%	(14.19)%	21.69%	12.59%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$10,458	$6,370	$4,773	$4,874	$4,805
Ratio of expenses to average net assets	0.84%	0.90%	0.92%	0.95%	0.92%
Ratio of net income to average net assets	0.55%	2.14%	0.96%	1.39%	1.22%
Portfolio turnover rate	38.2%	17.4%	21.6%	25.2%	28.2%

  Investing With T. Rowe Price 4

  Account Requirements and Transaction Information

  Tax Identification
  Number

  We must have your correct Social Security or tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed at the fund`s net asset value (NAV) on the redemption date.

  Transaction Confirmations

  We send immediate confirmations for most of your fund transactions, but some, such as systematic purchases and dividend reinvestments, are reported on your account statement. Please review confirmations and statements as soon as you receive them and promptly report any discrepancies to Shareholder Services.

  Employer-Sponsored Retirement Plans and Institutional Accounts

  T. Rowe Price
  Trust Company
  1-800-492-7670

  Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.

  We do not accept third-party checks, except for IRA rollover checks that are properly endorsed. In addition, T. Rowe Price does not accept purchases made by credit card check, cash, or traveler`s checks.

  Opening a New Account

  $2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts ($25,000 minimum initial investment for Summit Funds only)

  Important Information About Opening an Account

  Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account.

  When you open an account, you will be asked for the name, residential street address, date of birth, and Social Security number or tax identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers. Entities are also required to provide documents such as articles of incorporation, partnership agreements, trust documents, and other applicable documents.

  We will use this information to verify the identity of the person(s)/entity opening the account. We will not be able to open your account until we receive all of this information. If we are unable to verify your identity, we are authorized to take any action permitted by law. (See Rights Reserved by the Funds.)

  Account Registration

  If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

  For joint accounts or other types of accounts owned or controlled by more than one party, either owner/party has complete authority to act on behalf of all and give instructions concerning the account without notice to the other party. T. Rowe Price may, in its sole discretion, require written authorization from all owners/parties to act on the account for certain transactions (for example, to transfer ownership).

  By Mail

  Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address below:

  via U.S. Postal Service

  T. Rowe Price Account Services
  P.O. Box 17300
  Baltimore, MD 21297-1300

  via private carriers/overnight services

  T. Rowe Price Account Services
  Mailcode 17300
  4515 Painters Mill Road
  Owings Mills, MD 21117-4903

  By Wire

  Call Investor Services for an account number and give the following wire information to your bank:

  Receiving Bank:  PNC Bank, N.A. (Pittsburgh)
  Receiving Bank ABA#:  043000096
  Beneficiary:  T. Rowe Price [fund name]
  Beneficiary Account:  1004397951
  Originator to Beneficiary Information (OBI):
  name of owner(s) and account number

  In order to obtain an account number, you must supply the name, date of birth, Social Security or employer identification number, and residential or business street address for each owner on the account.

  Complete a New Account Form and mail it to one of the appropriate T. Rowe Price addresses listed under "By Mail."

  Note: Investment will be made, but services may not be established and IRS penalty withholding may occur until we receive a signed New Account Form.

  By Exchange

  Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if they are preauthorized on the existing account. For limitations on exchanging, see the explanation of Excessive Trading under Transaction Procedures and Special Requirements.

  In Person

  Drop off your New Account Form at any location listed on the back cover and obtain a receipt.

  Purchasing Additional Shares

  $100 minimum additional purchase ($1,000 for Summit Funds); $50 minimum for retirement plans and gifts or transfers to minors (UGMA/UTMA) accounts; $50 minimum for Automatic Asset Builder ($100 for Summit Funds)

  By ACH Transfer

  Use Tele*Access or your personal computer or call Shareholder Services if you have established electronic transfers using the ACH system.

  By Wire

  Call Shareholder Services or use the wire instructions listed in Opening a New Account.

  By Mail

  1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

  2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

  3. Remember to provide your account number and the fund name on the memo line of your check.

  via U.S. Postal Service

  T. Rowe Price Account Services
  P.O. Box 17300
  Baltimore, MD 21297-1300

  (For mail via private carriers and overnight services, see previous section.)

  By Automatic
  Asset Builder

  Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.

  Exchanging and Redeeming Shares

  Exchange Service

  You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.)

  Redemptions

  Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers—By Wire under Information About Your Services. Please note that large redemption requests initiated through automated services may be routed to a service representative.

  If you request to redeem a specific dollar amount, and the market value of your account is less than the amount of your request, we will redeem all shares from your account.

  Some of the T. Rowe Price funds may impose a redemption fee. Check the fund`s prospectus. The fee is paid to the fund.

  For redemptions by check or electronic transfer, please see Information About Your Services.

  By Phone

  Call Shareholder Services

  If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer or Tele*Access (if you have previously authorized these services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements — Excessive Trading.

  By Mail

  For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price may require a signature guarantee of all registered owners (see Transaction Procedures and Special Requirements — Signature Guarantees). Please use the appropriate address below:

  For nonretirement and IRA accounts:

  via U.S. Postal Service

  T. Rowe Price Account Services
  P.O. Box 17302
  Baltimore, MD 21297-1302

  via private carriers/overnight services

  T. Rowe Price Account Services
  Mailcode 17302
  4515 Painters Mill Road
  Owings Mills, MD 21117-4903

  For employer-sponsored retirement accounts:

  via U.S. Postal Service

  T. Rowe Price Trust Company
  P.O. Box 17479
  Baltimore, MD 21297-1479

  via private carriers/overnight services

  T. Rowe Price Trust Company
  Mailcode 17479
  4515 Painters Mill Road
  Owings Mills, MD 21117-4903

  Requests for redemptions from employer-sponsored retirement accounts may be required to be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.

  Rights Reserved by the Funds

  T. Rowe Price funds and their agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through an intermediary, no later than the business day after the order is received by the intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; and (10) to involuntarily redeem your account at the net asset value calculated the day the account is redeemed, in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent is unable, through its procedures, to verify the identity of the person(s) or entity opening an account.

  These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund or if required by law.

  In an effort to protect T. Rowe Price funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of a fund, except upon approval of the fund`s management.

  information about your Services

  Shareholder Services
  1-800-225-5132

  Investor Services
  1-800-638-5660

  Many services are available to you as a shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

  Note: Corporate and other institutional accounts require documents showing the existence of the entity to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney to open an account. For more information, call Investor Services.

  Retirement Plans

  We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k)s, and 403(b)(7)s. For information on IRAs or our no-load variable annuity, call Investor Services. For information on all other retirement plans, please call our Trust Company at 18004927670.

  Investing for College Expenses

  We can help you save for future college expenses on a tax-advantaged basis.

  Education Savings Accounts (ESAs) (formerly known as Education IRAs)

  Invest up to $2,000 a year per beneficiary depending on your annual income; account earnings are federal income tax-free when used for qualified expenses.

  529 Plans

  T. Rowe Price offers three 529 plans: the T. Rowe Price College Savings Plan (a national plan sponsored by the Education Trust of Alaska), the Maryland College Investment Plan, and the University of Alaska College Savings Plan. Account earnings are currently federal income tax-free when used for qualified expenses. For more information on the T. Rowe Price and University of Alaska plans, call toll-free 1-866-521-1894. For more information on the Maryland College Investment Plan, call 1-888-4-MD-GRAD.

  Automated Services

  Tele*Access
  1-800-638-2587
  24 hours, 7 days

  Tele*Access

  24-hour service via a toll-free number enables you to (1) access information on fund performance, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) buy, sell, and exchange shares in your accounts (see Electronic Transfers in this section).

  Web Address
  troweprice.com

  Online Account Access

  You can sign up online to conduct account transactions through our Web site on the Internet. If you subscribe to America Online®, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

  Plan Account Line
  1-800-401-3279

  This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

  By Telephone and
  In Person

  Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

  Electronic Transfers

  By ACH

  With no charges to pay, you can move as little as $100 or as much as $250,000 between your bank account and fund account using the ACH system. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

  By Wire

  Electronic transfers can be conducted via bank wire. There is a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

  Checkwriting

  (Not available for equity funds or the Emerging Markets Bond, High Yield, International Bond, or U.S. Bond Index Funds) You may write an unlimited number of free checks on any money market fund and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

  Automatic Investing

  Automatic Asset Builder

  You can instruct us to move $50 ($100 for Summit Funds) or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

  Automatic Exchange

  You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

  t. ROWE PRICE Brokerage

  To Open an Account
  1-800-638-5660

  For Existing
  Brokerage Customers
  1-800-225-7720

  Investments available through our brokerage service include  stocks, options, bonds, and others  at commission savings over full-service brokers.* We also provide a wide range of services, including:

  Automated Telephone and Computer Services

  You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Account Access-Brokerage. For stock trades entered through Tele-Trader, you will pay a commission of $35 for up to 1,000 shares plus $.02 for each share over 1,000. For stock trades entered through Account Access-Brokerage, you will pay a commission of $19.95 for up to 1,000 shares plus $.02 for each share over 1,000. Option trades entered through Account Access-Brokerage or Tele-Trader save you 10% over our standard commission schedule. All trades are subject to a $40 minimum commission except stock trades placed through Account Access-Brokerage and Tele-Trader. All limit and stop orders entered, regardless of order entry means, are subject to a $5 order handling fee assessed upon execution.

  Investor Information

  A variety of informative reports, such as our Brokerage Insights series, as well as access to online research tools, can help you better evaluate economic trends and investment opportunities.

  Dividend Reinvestment Service

  If you elect to participate in this service, the cash dividends from the eligible securities held in your account will automatically be reinvested in additional shares of the same securities free of charge. Most securities listed on national securities exchanges or NASDAQ are eligible for this service.

  *Services vary by firm.

  T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

  Investment Information

  To help you monitor your investments and make decisions that accurately reflect your financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at troweprice.com.

  A note on mailing procedures: If two or more members of a household own the same fund, we economize on fund expenses by sending only one fund report and prospectus. If you need additional copies or do not want your mailings to be "householded," please call Shareholder Services at 1-800-225-5132 or write to us at P.O. Box 17630, Baltimore, MD 21297-1630.

  Shareholder Reports

  Fund managers` annual and semiannual reviews of their strategies and performance.

  The T. Rowe Price Report

  A quarterly investment newsletter discussing markets and financial strategies and including the Performance Update, a review of all T. Rowe Price fund results.

  Insights

  Educational reports on investment strategies and financial markets.

  Investment Guides

  Asset Mix Worksheet, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Retirement Readiness Guide, and Retirement Planning Kit.

  T. rowe price Privacy Policy

  In the course of doing business with T. Rowe Price, you share personal and financial information with us. We treat this information as confidential and recognize the importance of protecting access to it.

  You may provide information when communicating or transacting with us in writing, electronically, or by phone. For instance, information may come from applications, requests for forms or literature, and your transactions and account positions with us. On occasion, such information may come from consumer reporting agencies and those providing services to us.

  We do not sell information about current or former customers to any third parties, and we do not disclose it to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. We may share information within the T. Rowe Price family of companies in the course of providing or offering products and services to best meet your investing needs. We may also share that information with companies that perform administrative or marketing services for T. Rowe Price, with a research firm we have hired, or with a business partner, such as a bank or insurance company with whom we are developing or offering investment products. When we enter into such a relationship, our contracts restrict the companies` use of our customer information, prohibiting them from sharing or using it for any purposes other than those for which they were hired.

  We maintain physical, electronic, and procedural safeguards to protect your personal information. Within T. Rowe Price, access to such information is limited to those who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

  ___________________________________________________________________

  This Privacy Policy applies to the following T. Rowe Price family of companies: T. Rowe Price Associates, Inc.; T. Rowe Price Advisory Services, Inc.; T. Rowe Price Investment Services, Inc.; T. Rowe Price Savings Bank; T. Rowe Price Trust Company; and the T. Rowe Price Funds.

  To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.

   For mutual fund or T. Rowe Price Brokerage information

  Investor Services

  1-800-638-5660

  For existing accounts

  Shareholder Services

  1-800-225-5132

  For the hearing impaired

  1-800-367-0763

  For performance, prices,
  account information, or
  to conduct transactions

  Tele*Access®

  24 hours, 7 days
  1-800-638-2587

  Internet address

  troweprice.com

  Plan Account Line

  For retirement plan
  investors: The
  appropriate 800
  number appears on your retirement account statement.

  A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager`s recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call
  1-800-638-5660.

  Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Infor-
  mation on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC`s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.

  Investor Centers

  For directions, call
  1-800-225-5132 or
  visit our Web site

  Baltimore Area

  Downtown

  105 East Lombard Street

  Owings Mills

  Three Financial Center
  4515 Painters Mill Road

  Boston Area

  386 Washington Street
  Wellesley

  Chicago Area

  1900 Spring Road
  Suite 104
  Oak Brook

  Colorado Springs

  2260 Briargate Parkway

  Los Angeles Area

  Warner Center
  21800 Oxnard Street
  Suite 270
  Woodland Hills

  New Jersey/New York Area

  51 JFK Parkway, 1st Floor
  Short Hills, New Jersey

  San Francisco Area

  1990 N. California Boulevard
  Suite 100
  Walnut Creek

  Tampa

  4211 W. Boy Scout Boulevard
  8th Floor

  Washington, D.C. Area

  Downtown

  900 17th Street, N.W.
  Farragut Square

  Tysons Corner

  1600 Tysons Boulevard
  Suite 150

  C00-040 3/1/05

  T. Rowe Price Associates, Inc.
  100 East Pratt Street
  Baltimore, MD 21202

  1940 Act File No. 811-2603; 811-2396; 811-4400; 811-2958

  This is the Statement of Additional Information for all of the funds listed below. It is divided into two parts (Part I and Part II). Part I contains information that is particular to each fund, while Part II contains information that generally applies to all of the funds in the T. Rowe Price family of funds (the "Price Funds").

  The date of this Statement of Additional Information ("SAI") is March 1, 2005.

  T. ROWE PRICE BALANCED FUND, INC.

  T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

  T. Rowe Price Blue Chip Growth Fund—Advisor Class

  T. Rowe Price Blue Chip Growth Fund—R Class

  T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST ("California Funds")

  California Tax-Free Bond Fund

  California Tax-Free Money Fund

  T. ROWE PRICE CAPITAL APPRECIATION FUND

  T. Rowe Price Capital Appreciation Fund—Advisor Class

  T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

  T. Rowe Price Capital Opportunity Fund—Advisor Class

  T. Rowe Price Capital Opportunity Fund—R Class

  T. ROWE PRICE CORPORATE INCOME FUND, INC.

  T. ROWE PRICE DEVELOPING TECHNOLOGIES FUND, INC.

  T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.

  T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

  T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

  T. ROWE PRICE EQUITY INCOME FUND

  T. Rowe Price Equity Income Fund—Advisor Class

  T. Rowe Price Equity Income Fund—R Class

  T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

  T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.

  T. ROWE PRICE GNMA FUND

  T. ROWE PRICE GROWTH & INCOME FUND, INC.

  T. ROWE PRICE GROWTH STOCK FUND, INC.

  T. Rowe Price Growth Stock Fund—Advisor Class

  T. Rowe Price Growth Stock Fund—R Class

  T. ROWE PRICE HEALTH SCIENCES FUND, INC.

  T. ROWE PRICE HIGH YIELD FUND, INC.

  T. Rowe Price High Yield Fund—Advisor Class

  T. ROWE PRICE INDEX TRUST, INC.

  T. Rowe Price Equity Index 500 Fund

  T. Rowe Price Extended Equity Market Index Fund

  T. Rowe Price Total Equity Market Index Fund

  T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.

  T. ROWE PRICE INSTITUTIONAL EQUITY FUNDS, INC. ("Institutional Equity Funds")

  T. Rowe Price Institutional Large-Cap Core Growth Fund

  T. Rowe Price Institutional Large-Cap Growth Fund

  T. Rowe Price Institutional Large-Cap Value Fund

  T. Rowe Price Institutional Mid-Cap Equity Growth Fund

  T. Rowe Price Institutional Small-Cap Stock Fund

  T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.

  T. Rowe Price Institutional High Yield Fund

  T. ROWE PRICE INSTITUTIONAL INTERNATIONAL FUNDS, INC.

  T. Rowe Price Institutional Emerging Markets Equity Fund

  T. Rowe Price Institutional Foreign Equity Fund

  T. ROWE PRICE INTERNATIONAL FUNDS, INC.

  T. Rowe Price Emerging Europe & Mediterranean Fund

  T. Rowe Price Emerging Markets Bond Fund

  T. Rowe Price Emerging Markets Stock Fund

  T. Rowe Price European Stock Fund

  T. Rowe Price Global Stock Fund

  T. Rowe Price International Bond Fund®

  T. Rowe Price International Bond Fund—Advisor Class

  T. Rowe Price International Discovery Fund

  T. Rowe Price International Growth & Income Fund

  T. Rowe Price International Growth & Income Fund—Advisor Class

  T. Rowe Price International Growth & Income Fund—R Class

  T. Rowe Price International Stock Fund

  T. Rowe Price International Stock Fund—Advisor Class

  T. Rowe Price International Stock Fund—R Class

  T. Rowe Price Japan Fund

  T. Rowe Price Latin America Fund

  T. Rowe Price New Asia Fund

  T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.

  T. Rowe Price International Equity Index Fund

  T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

  T. ROWE PRICE MID-CAP GROWTH FUND, INC.

  T. Rowe Price Mid-Cap Growth Fund—Advisor Class

  T. Rowe Price Mid-Cap Growth Fund—R Class

  T. ROWE PRICE MID-CAP VALUE FUND, INC.

  T. Rowe Price Mid-Cap Value Fund—Advisor Class

  T. Rowe Price Mid-Cap Value Fund—R Class

  T. ROWE PRICE NEW AMERICA GROWTH FUND

  T. ROWE PRICE NEW ERA FUND, INC.

  T. ROWE PRICE NEW HORIZONS FUND, INC.

  T. ROWE PRICE NEW INCOME FUND, INC.

  T. Rowe Price New Income Fund—Advisor Class

  T. Rowe Price New Income Fund—R Class

  T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC. ("Personal Strategy Funds")

  T. Rowe Price Personal Strategy Balanced Fund

  T. Rowe Price Personal Strategy Growth Fund

  T. Rowe Price Personal Strategy Income Fund

  T. ROWE PRICE PRIME RESERVE FUND, INC.

  T. ROWE PRICE REAL ESTATE FUND, INC.

  T. Rowe Price Real Estate Fund—Advisor Class

  T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC. ("Reserve Investment Funds")

  T. Rowe Price Government Reserve Investment Fund

  T. Rowe Price Reserve Investment Fund

  T. ROWE PRICE RETIREMENT FUNDS, INC. ("Retirement Funds")

  T. Rowe Price Retirement 2005 Fund

  T. Rowe Price Retirement 2010 Fund

  T. Rowe Price Retirement 2010 Fund—Advisor Class

  T. Rowe Price Retirement 2010 Fund—R Class

  T. Rowe Price Retirement 2015 Fund

  T. Rowe Price Retirement 2020 Fund

  T. Rowe Price Retirement 2020 Fund—Advisor Class

  T. Rowe Price Retirement 2020 Fund—R Class

  T. Rowe Price Retirement 2025 Fund

  T. Rowe Price Retirement 2030 Fund

  T. Rowe Price Retirement 2030 Fund—Advisor Class

  T. Rowe Price Retirement 2030 Fund—R Class

  T. Rowe Price Retirement 2035 Fund

  T. Rowe Price Retirement 2040 Fund

  T. Rowe Price Retirement 2040 Fund—Advisor Class

  T. Rowe Price Retirement 2040 Fund—R Class

  T. Rowe Price Retirement Income Fund

  T. Rowe Price Retirement Income Fund—Advisor Class

  T. Rowe Price Retirement Income Fund—R Class

  T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

  T. Rowe Price Science & Technology Fund—Advisor Class

  T. ROWE PRICE SHORTTERM BOND FUND, INC.

  T. Rowe Price Short-Term Bond Fund—Advisor Class

  T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

  T. Rowe Price Small-Cap Stock Fund—Advisor Class

  T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

  T. Rowe Price Small-Cap Value Fund—Advisor Class

  T. ROWE PRICE SPECTRUM FUND, INC. ("Spectrum Funds")

  Spectrum Growth Fund

  Spectrum Income Fund

  Spectrum International Fund

  T. ROWE PRICE STATE TAX-FREE INCOME TRUST

  Florida Intermediate Tax-Free Fund

  Georgia Tax-Free Bond Fund

  Maryland Short-Term Tax-Free Bond Fund

  Maryland Tax-Free Bond Fund

  Maryland Tax-Free Money Fund

  New Jersey Tax-Free Bond Fund

  New York Tax-Free Bond Fund

  New York Tax-Free Money Fund

  Virginia Tax-Free Bond Fund

  T. ROWE PRICE SUMMIT FUNDS, INC. ("Summit Income Funds")

  T. Rowe Price Summit Cash Reserves Fund

  T. Rowe Price Summit GNMA Fund

  T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC. ("Summit Municipal Funds")

  T. Rowe Price Summit Municipal Money Market Fund

  T. Rowe Price Summit Municipal Intermediate Fund

  T. Rowe Price Summit Municipal Income Fund

  T. ROWE PRICE TAX-EFFICIENT FUNDS, INC. ("Tax-Efficient Funds")

  T. Rowe Price Tax-Efficient Balanced Fund

  T. Rowe Price Tax-Efficient Growth Fund

  T. Rowe Price Tax-Efficient Multi-Cap Growth Fund

  T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

  T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

  T. ROWE PRICE TAX-FREE INCOME FUND, INC.

  T. Rowe Price Tax-Free Income Fund—Advisor Class

  T. ROWE PRICE TAX-FREE INTERMEDIATE BOND FUND, INC.

  T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

  T. ROWE PRICE U.S. BOND INDEX FUND, INC.

  T. ROWE PRICE U.S. TREASURY FUNDS, INC. ("U.S. Treasury Funds")

  U.S. Treasury Intermediate Fund

  U.S. Treasury Long-Term Fund

  U.S. Treasury Money Fund

  T. ROWE PRICE VALUE FUND, INC.

  T. Rowe Price Value Fund—Advisor Class

  Mailing Address:
  T. Rowe Price Investment Services, Inc.
  100 East Pratt Street
  Baltimore, Maryland 21202
  1-800-638-5660

  This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate current fund prospectus, which may be obtained from T. Rowe Price Investment Services, Inc. ("Investment Services").

  Each fund`s financial statements for its most recent fiscal period and the Report of Independent Registered Public Accounting Firm are included in each fund`s annual or semiannual report and incorporated by reference into this Statement of Additional Information. The Diversified Mid-Cap Growth Fund, Institutional Core Plus Fund, Capital Appreciation Fund—Advisor Class, Capital Opportunity Fund—Advisor Class, Capital Opportunity Fund—R Class, Real Estate Fund—Advisor Class, and Short-Term Bond Fund—Advisor Class have not been in existence for a long enough time to have complete financial statements.

  If you would like a prospectus or an annual or semiannual shareholder report for a fund of which you are not a shareholder, please call 1-800-638-5660 and they will be sent to you at no charge. Please read them carefully.

TABLE OF CONTENTS

	Page		Page

Capital Stock	198	Net Asset Value per Share	194
Code of Ethics	190	Organization of the Funds	202
Custodian	190	Other Shareholder Services	98
Disclosure of Fund Portfolio Information	191	Portfolio Management Practices	166
Distributor for the Funds	102	Portfolio Transactions	104
Dividends and Distributions	195	Pricing of Securities	192
Federal Registration of Shares	206	Principal Holders of Securities	59
Independent Registered Public Accounting Firm	124	Ratings of Commercial Paper	206
Investment Management Agreements	80	Ratings of Corporate and Municipal Debt Securities	207
Investment Objectives and Policies	129	Ratings of Municipal Notes and Variable Rate Securities	208
Investment Program	150	Risk Factors	129
Investment Restrictions	184	Special Considerations	184
Legal Counsel	206	T. Rowe Price Proxy Voting — Policies and Procedures	203
Management of the Funds	10	Tax Status	195

References to the following are as indicated:

Internal Revenue Code of 1986 ("Code")

Investment Company Act of 1940 ("1940 Act")

Moody`s Investors Service, Inc. ("Moody`s")

Securities Act of 1933 ("1933 Act")

Securities and Exchange Commission ("SEC")

Securities Exchange Act of 1934 ("1934 Act")

Standard & Poor`s Corporation ("S&P")

T. Rowe Price Associates, Inc. ("T. Rowe Price")

T. Rowe Price International, Inc. ("T. Rowe Price International")

Advisor Class

The Advisor Class is a share class of its respective T. Rowe Price fund. The Advisor Class is not a separate mutual fund. The shares are designed to be sold only through brokers, dealers, banks, insurance companies, and other financial intermediaries that provide various distribution, shareholder, and/or administrative services.

R Class

The R Class is a share class of its respective T. Rowe Price fund. The R Class is not a separate mutual fund. The shares are designed to be sold only through various third-party intermediaries that offer employer-sponsored retirement plans, including brokers, dealers, banks, insurance companies, retirement plan recordkeepers, and others.

Government Reserve Investment and Reserve Investment Funds

These funds are not available for direct purchase by members of the public.

Institutional Funds

These funds are designed exclusively for institutional investors. Institutional investors typically include banks, pension and profit sharing plans, and trust, insurance, and investment companies.

PART I

Below is a table showing the prospectus and shareholder report dates for each fund. The table also lists each fund`s category which should be used to identify groups of funds that are referenced throughout this SAI.

Fund	Fund Category	Fiscal Year End	Annual Report Date	Semiannual Report Date	Prospectus Date
Balanced	Equity	Dec 31	Dec 31	June 30	May 1
Blue Chip Growth	Equity	Dec 31	Dec 31	June 30	May 1
Blue Chip Growth Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Blue Chip Growth Fund—R Class	Equity	Dec 31	Dec 31	June 30	May 1
California Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
California Tax-Free Money	State Tax-Free Money	Feb 28	Feb 28	Aug 30	July 1
Capital Appreciation	Equity	Dec 31	Dec 31	June 30	May 1
Capital Appreciation Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Capital Opportunity	Equity	Dec 31	Dec 31	June 30	May 1
Capital Opportunity Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Capital Opportunity Fund—R Class	Equity	Dec 31	Dec 31	June 30	May 1
Corporate Income	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Developing Technologies	Equity	Dec 31	Dec 31	June 30	May 1
Diversified Mid-Cap Growth	Equity	Dec 31	Dec 31	June 30	May 1
Diversified Small-Cap Growth	Equity	Dec 31	Dec 31	June 30	May 1
Dividend Growth	Equity	Dec 31	Dec 31	June 30	May 1
Emerging Europe & Mediterranean	International Equity	Oct 31	Oct 31	Apr 30	March 1
Emerging Markets Bond	International Bond	Dec 31	Dec 31	June 30	May 1
Emerging Markets Stock	International Equity	Oct 31	Oct 31	Apr 30	March 1
Equity Income	Equity	Dec 31	Dec 31	June 30	May 1
Equity Income Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Equity Income Fund—R Class	Equity	Dec 31	Dec 31	June 30	May 1
Equity Index 500	Index Equity	Dec 31	Dec 31	June 30	May 1
European Stock	International Equity	Oct 31	Oct 31	Apr 30	March 1
Extended Equity Market Index	Index Equity	Dec 31	Dec 31	June 30	May 1
Financial Services	Equity	Dec 31	Dec 31	June 30	May 1
Florida Intermediate Tax-Free	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Georgia Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Global Stock	International Equity	Oct 31	Oct 31	Apr 30	March 1
Global Technology	Equity	Dec 31	Dec 31	June 30	May 1
GNMA	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Government Reserve Investment	Taxable Money	May 31	May 31	Nov 30	Oct 1
Growth & Income	Equity	Dec 31	Dec 31	June 30	May 1
Growth Stock	Equity	Dec 31	Dec 31	June 30	May 1
Growth Stock Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Growth Stock Fund—R Class	Equity	Dec 31	Dec 31	June 30	May 1
Health Sciences	Equity	Dec 31	Dec 31	June 30	May 1
High Yield	Taxable Bond	May 31	May 31	Nov 30	Oct 1
High Yield Fund—Advisor Class	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Inflation Protected Bond	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Institutional Core Plus	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Institutional Emerging Markets Equity	International Equity	Oct 31	Oct 31	Apr 30	March 1
Institutional Foreign Equity	International Equity	Oct 31	Oct 31	Apr 30	March 1
Institutional High Yield	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Institutional Large-Cap Core Growth	Equity	Dec 31	Dec 31	June 30	May 1
Institutional Large-Cap Growth	Equity	Dec 31	Dec 31	June 30	May 1
Institutional Large-Cap Value	Equity	Dec 31	Dec 31	June 30	May 1
Institutional Mid-Cap Equity Growth	Equity	Dec 31	Dec 31	June 30	May 1
Institutional Small-Cap Stock	Equity	Dec 31	Dec 31	June 30	May 1
International Bond	International Bond	Dec 31	Dec 31	June 30	May 1
International Bond Fund—Advisor Class	International Bond	Dec 31	Dec 31	June 30	May 1
International Discovery	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Equity Index	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Growth & Income	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Growth & Income Fund—Advisor Class	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Growth & Income Fund—R Class	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Stock	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Stock Fund—Advisor Class	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Stock Fund—R Class	International Equity	Oct 31	Oct 31	Apr 30	March 1
Japan	International Equity	Oct 31	Oct 31	Apr 30	March 1
Latin America	International Equity	Oct 31	Oct 31	Apr 30	March 1
Maryland Short-Term Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Maryland Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Maryland Tax-Free Money	State Tax-Free Money	Feb 28	Feb 28	Aug 30	July 1
Media & Telecommunications	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Growth	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Growth Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Growth Fund—R Class	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Value	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Value Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Value Fund—R Class	Equity	Dec 31	Dec 31	June 30	May 1
New America Growth	Equity	Dec 31	Dec 31	June 30	May 1
New Asia	International Equity	Oct 31	Oct 31	Apr 30	March 1
New Era	Equity	Dec 31	Dec 31	June 30	May 1
New Horizons	Equity	Dec 31	Dec 31	June 30	May 1
New Income	Taxable Bond	May 31	May 31	Nov 30	Oct 1
New Income Fund—Advisor Class	Taxable Bond	May 31	May 31	Nov 30	Oct 1
New Income Fund—R Class	Taxable Bond	May 31	May 31	Nov 30	Oct 1
New Jersey Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
New York Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
New York Tax-Free Money	State Tax-Free Money	Feb 28	Feb 28	Aug 30	July 1
Personal Strategy Balanced	Blended	May 31	May 31	Nov 30	Oct 1
Personal Strategy Growth	Blended	May 31	May 31	Nov 30	Oct 1
Personal Strategy Income	Blended	May 31	May 31	Nov 30	Oct 1
Prime Reserve	Taxable Money	May 31	May 31	Nov 30	Oct 1
Real Estate	Equity	Dec 31	Dec 31	June 30	May 1
Real Estate Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Reserve Investment	Taxable Money	May 31	May 31	Nov 30	Oct 1
Retirement 2005	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2010	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2010 Fund—Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2010 Fund—R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2015	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2020	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2020 Fund—Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2020 Fund—R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2025	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2030	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2030 Fund—Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2030 Fund—R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2035	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2040	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2040 Fund—Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement 2040 Fund—R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement Income	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement Income Fund—Advisor Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Retirement Income Fund—R Class	Fund-of-Funds	May 31	May 31	Nov 30	Oct 1
Science & Technology	Equity	Dec 31	Dec 31	June 30	May 1
Science & Technology Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Short-Term Bond	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Short-Term Bond Fund—Advisor Class	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Small-Cap Stock	Equity	Dec 31	Dec 31	June 30	May 1
Small-Cap Stock Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Small-Cap Value	Equity	Dec 31	Dec 31	June 30	May 1
Small-Cap Value Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Spectrum Growth	Fund-of-Funds	Dec 31	Dec 31	June 30	May 1
Spectrum Income	Fund-of-Funds	Dec 31	Dec 31	June 30	May 1
Spectrum International	Fund-of-Funds	Dec 31	Dec 31	June 30	May 1
Summit Cash Reserves	Taxable Money	Oct 31	Oct 31	Apr 30	March 1
Summit GNMA	Taxable Bond	Oct 31	Oct 31	Apr 30	March 1
Summit Municipal Income	Tax-Free Bond	Oct 31	Oct 31	Apr 30	March 1
Summit Municipal Intermediate	Tax-Free Bond	Oct 31	Oct 31	Apr 30	March 1
Summit Municipal Money Market	Tax-Free Money	Oct 31	Oct 31	Apr 30	March 1
Tax-Efficient Balanced	Equity	Feb 28	Feb 28	Aug 30	July 1
Tax-Efficient Growth	Equity	Feb 28	Feb 28	Aug 30	July 1
Tax-Efficient Multi-Cap Growth	Equity	Feb 28	Feb 28	Aug 30	July 1
Tax-Exempt Money	Tax-Free Money	Feb 28	Feb 28	Aug 30	July 1
Tax-Free High Yield	Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Tax-Free Income	Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Tax-Free Income Fund—Advisor Class	Tax Free Bond	Feb 28	Feb 28	Aug 30	July 1
Tax-Free Intermediate Bond	Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Tax-Free Short-Intermediate	Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Total Equity Market Index	Index Equity	Dec 31	Dec 31	June 30	May 1
U.S. Bond Index	Index Bond	Oct 31	Oct 31	Apr 30	March 1
U.S. Treasury Intermediate	Taxable Bond	May 31	May 31	Nov 30	Oct 1
U.S. Treasury Long-Term	Taxable Bond	May 31	May 31	Nov 30	Oct 1
U.S. Treasury Money	Taxable Money	May 31	May 31	Nov 30	Oct 1
Value	Equity	Dec 31	Dec 31	June 30	May 1
Value Fund—Advisor Class	Equity	Dec 31	Dec 31	June 30	May 1
Virginia Tax-Free Bond	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1

MANAGEMENT OF the funds

The officers and directors(a) of the Price Funds are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price or T. Rowe Price International for five or more years.

Each fund is governed by a Board of Directors/Trustees ("Boards") that meets regularly to review a wide variety of matters affecting the funds, including investments, performance, compliance matters, advisory fees and expenses, and other business affairs. The Boards elect the funds` officers. The Boards also are responsible for performing various duties imposed on them by the 1940 Act, the laws of Maryland or Massachusetts, and other laws. At least 75% of Board members are independent of T. Rowe Price and T. Rowe Price International. The directors who are also employees or officers of T. Rowe Price are referred to as inside or interested directors. Each Board currently has three committees, described in the following paragraphs.

The Committee of Independent Directors, which consists of all of the independent directors of the funds, is responsible for selecting candidates for election as independent directors to fill vacancies on each fund`s Board. F. Pierce Linaweaver is chairman of the committee. The committee will consider written recommendations from shareholders for possible nominees. Shareholders should submit their recommendations to the secretary of the funds. The committee held four formal meetings in 2004.

The Joint Audit Committee is comprised of Donald W. Dick, Jr., David K. Fagin, and Karen N. Horn, all independent directors. The Audit Committee holds two regular meetings during each fiscal year, at which time it meets with the independent registered public accounting firm of the Price Funds to review: (1) the services provided; (2) the findings of the most recent audits; (3) management`s response to the findings of the most recent audits; (4) the scope of the audits to be performed; (5) the accountants` fees; and (6) any accounting, tax, compliance, or other questions relating to particular areas of the Price Funds` operations or the operations of parties dealing with the Price Funds, as circumstances indicate. The Audit Committee met twice in 2004.

The funds` Executive Committee, consisting of the funds` interested director(s), has been authorized by its respective Board to exercise all powers of the Boards to manage the funds in the intervals between meetings of the Boards, except the powers prohibited by statute from being delegated.

(a) The term "director" is used to refer to directors or trustees, as applicable.

Independent Directors(a)

Name, Year of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years	Other Directorships of Public Companies
Anthony W. Deering 1945 112 portfolios	Chairman, Exeter Capital, LLC, private investment firm (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004); Director, Mercantile Bank (4/03 to present)
Mercantile Bank
Donald W. Dick, Jr. 1943 112 portfolios	Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm; Chairman, President, and CEO, The Haven Group, a custom manufacturer of modular homes (1/04 to present)	None
David K. Fagin 1938 112 portfolios	Chairman and President, Nye Corporation (6/88 to present); Director, Canyon Resources Corp., Golden Star Resources Ltd. (5/00 to present), and Pacific Rim Mining Corp. (2/02 to present)	Golden Star Resources Ltd., Canyon Resources Corp., and Pacific Rim Mining Corp.
Karen N. Horn 1943 112 portfolios	Managing Director and President, Global Private Client Services, Marsh Inc. (1999 to 2003); Managing Director and Head of International Private Banking, Bankers Trust (1996 to 1999)	Eli Lilly and Company and Georgia Pacific
F. Pierce Linaweaver 1934 112 portfolios	President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers	None
John G. Schreiber 1946 112 portfolios	Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Partner, Blackstone Real Estate Advisors, L.P.	AMLI Residential Properties Trust

(a)All information about the directors was current as of December 31, 2004, except for the number of portfolios which is current as of the date of this Statement of Additional Information.

Inside Directors(a)

The following persons are considered interested persons of the funds because they also serve as officers of the funds and/or T. Rowe Price and T. Rowe Price International. No more than two inside directors serve as directors of any fund.

Name, Year of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past 5 Years	Other Directorships of Public Companies
James A.C. Kennedy; CFA 1953 43 portfolios	Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Investment Services Limited and T. Rowe Price International, Inc.	None
John H. Laporte; CFA 1945 15 portfolios	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.President, New Horizons Fund; Vice President, Diversified Small-Cap Growth Fund, Health Sciences Fund, Personal Strategy Funds, and Spectrum Funds
None
Mary J. Miller; CFA 1955 38 portfolios	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc.President, California Tax-Free Funds, State Tax-Free Funds, Summit Municipal Funds, Tax-Free Income Fund, and U.S. Treasury Funds; Vice President, GNMA Fund, Inflation Protected Bond Fund, Prime Reserve Fund, Reserve Investment Funds, Summit Funds, Tax-Efficient Funds, Tax-Exempt Money Fund, Tax-Free High Yield Fund, and Tax-Free Short-Intermediate Fund
None
James S. Riepe 1943 112 portfolios	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc.Chairman of the Board, all funds
The Nasdaq Stock Market, Inc.

(a)All information about the directors was current as of December 31, 2004, except for the number of portfolios which is current as of the date of this Statement of Additional Information.

Retirement and Spectrum Funds (collectively and individually, "Funds-of-Funds")

The management of the business and affairs of the Funds-of-Funds is the responsibility of the Board of Directors ("Board"). In exercising their responsibilities, the Board, among other things, will refer to the Special Servicing Agreement and policies and guidelines included in an Application for an Exemptive Order (and accompanying Notice and Order) issued by the SEC in connection with the Spectrum Funds (which also applies to Retirement Funds). A majority of directors of the Funds-of-Funds are independent. However, the directors and officers of the Funds-of-Funds and certain directors and officers of T. Rowe Price and T. Rowe Price International also serve in similar positions with most of the various Price Funds in which the Retirement and Spectrum Funds invest (collectively "underlying Price funds"). Thus, if the interests of the Funds-of-Funds and the underlying Price funds were ever to become divergent, it is possible that a conflict of interest could arise and affect how this latter group of persons fulfill their fiduciary duties to the Funds-of-Funds and the underlying Price funds. The directors of Funds-of-Funds believe they have structured the Funds-of-Funds to avoid these concerns. However, conceivably, a situation could occur where proper action for the Funds-of-Funds could be adverse to the interests of an underlying Price fund, or the reverse could occur. If such a possibility arises, the directors and officers of the affected funds, T. Rowe Price, and T. Rowe Price International will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict.

Term of Office and Length of Time Served

The directors serve until retirement, resignation, or election of a successor. The following table shows the year from which each director has served on each fund`s Board (or that of the corporation or trust of which the fund is a part).
Fund/Corporation/Trust	Independent Directors
	Deering	Dick	Fagin	Horn	Linaweaver	Schreiber
Balanced	2001	1991	1991	2003	2001	2001
Blue Chip Growth	2001	1993	1993	2003	2001	2001
California Tax-Free Income Trust	1986	2001	2001	2003	1986	1992
Capital Appreciation	2001	1986	1988	2003	2001	2001
Capital Opportunity	2001	1994	1994	2003	2001	2001
Corporate Income	1995	2001	2001	2003	1995	1995
Developing Technologies	2001	2000	2000	2003	2001	2001
Diversified Mid-Cap Growth	2003	2003	2003	2003	2003	2003
Diversified Small-Cap Growth	2001	1997	1997	2003	2001	2001
Dividend Growth	2001	1992	1992	2003	2001	2001
Equity Income	2001	1994	1988	2003	2001	2001
Equity Series	2001	1994	1994	2003	2001	2001
Financial Services	2001	1996	1996	2003	2001	2001
Fixed Income Series	1994	2001	2001	2003	1994	1994
Global Technology	2001	2000	2000	2003	2001	2001
GNMA	1985	2001	2001	2003	1985	1992
Growth & Income	2001	1982	1994	2003	2001	2001
Growth Stock	2001	1980	1994	2003	2001	2001
Health Sciences	2001	1995	1995	2003	2001	2001
High Yield	1984	2001	2001	2003	1984	1992
Index Trust	2001	1994	1994	2003	2001	2001
Inflation Protected Bond	2002	2002	2002	2003	2002	2002
Institutional Equity	2001	1996	1996	2003	2001	2001
Institutional Income	2002	2002	2002	2003	2002	2002
Institutional International	1991	1989	2001	2003	2001	2001
International	1991	1988	2001	2003	2001	2001
International Index	2000	2000	2001	2003	2001	2001
International Series	1994	1994	2001	2003	2001	2001
Media & Telecommunications	2001	1997	1997	2003	2001	2001
Mid-Cap Growth	2001	1992	1992	2003	2001	2001
Mid-Cap Value	2001	1996	1996	2003	2001	2001
New America Growth	2001	1985	1994	2003	2001	2001
New Era	2001	1994	1988	2003	2001	2001
New Horizons	2001	1994	1988	2003	2001	2001
New Income	1980	2001	2001	2003	1983	1992
Personal Strategy	2001	1994	1994	2003	2001	2001
Prime Reserve	1979	2001	2001	2003	1980	1992
Real Estate	2001	1997	1997	2003	2001	2001
Reserve Investment	1997	2001	2001	2003	1997	1997
Retirement	2002	2002	2002	2003	2002	2002
Science & Technology	2001	1994	1994	2003	2001	2001
Short-Term Bond	1983	2001	2001	2003	1983	1992
Small-Cap Stock	2001	1992	1992	2003	2001	2001
Small-Cap Value	2001	1994	1994	2003	2001	2001
Spectrum	2001	1999	1999	2003	2001	2001
State Tax-Free Income Trust	1986	2001	2001	2003	1986	1992
Summit	1993	2001	2001	2003	1993	1993
Summit Municipal	1993	2001	2001	2003	1993	1993
Tax-Efficient	2001	1997	1997	2003	2001	2001
Tax-Exempt Money	1983	2001	2001	2003	1983	1992
Tax-Free High Yield	1984	2001	2001	2003	1984	1992
Tax-Free Income	1983	2001	2001	2003	1979	1992
Tax-Free Intermediate	1992	2001	2001	2003	1992	1992
Tax-Free Short-Intermediate	1983	2001	2001	2003	1983	1992
U.S. Bond Index	2000	2001	2001	2003	2000	2000
U.S. Treasury	1989	2001	2001	2003	1989	1992
Value	2001	1994	1994	2003	2001	2001

Fund/Corporation/Trust	Inside Directors
	Kennedy	Laporte	Miller	Riepe
Balanced	1997	—	—	1991
Blue Chip Growth	1997	—	—	1993
California Tax-Free Income Trust	—	—	2004	1986
Capital Appreciation	1997	—	—	1986
Capital Opportunity	—	1994	—	1994
Corporate Income	—	—	2004	1995
Developing Technologies	2001	—	—	2000
Diversified Mid-Cap Growth	2003	—	—	2003
Diversified Small-Cap Growth	—	1997	—	1997
Dividend Growth	1997	—	—	1992
Equity Income	1997	—	—	1985
Equity Series	—	1994	—	1994
Financial Services	1997	—	—	1996
Fixed Income Series	—	—	2004	1994
Global Technology	2001	—	—	2000
GNMA	—	—	2004	1985
Growth & Income	1997	—	—	1982
Growth Stock	1997	—	—	1982
Health Sciences	—	1995	—	1995
High Yield	—	—	2004	1984
Index Trust	1997	—	—	1990
Inflation Protected Bond	—	—	2004	2002
Institutional Equity	1997	—	—	1996
Institutional Income	—	—	2004	2002
Institutional International	—	—	—	2002
International	—	—	—	2002
International Index	—	—	—	2002
International Series	—	—	—	2002
Media & Telecommunications	2001	—	—	1993
Mid-Cap Growth	1992	—	—	1992
Mid-Cap Value	1997	—	—	1996
New America Growth	—	1985	—	1985
New Era	1997	—	—	1994
New Horizons	—	1988	—	1983
New Income	—	—	2004	1983
Personal Strategy	1997	—	—	1994
Prime Reserve	—	—	2004	1994
Real Estate	1997	—	—	1997
Reserve Investment	—	—	2004	1997
Retirement	2002	—	—	2002
Science & Technology	—	1988	—	1987
Short-Term Bond	—	—	2004	1983
Small-Cap Stock	—	1994	—	1992
Small-Cap Value	—	1994	—	1988
Spectrum	2001	—	—	1990
State Tax-Free Income Trust	—	—	2004	1986
Summit	—	—	2004	1993
Summit Municipal	—	—	2004	1993
Tax-Efficient	1997	—	—	1997
Tax-Exempt Money	—	—	2004	1983
Tax-Free High Yield	—	—	2004	1984
Tax-Free Income	—	—	2004	1983
Tax-Free Intermediate	—	—	2004	1992
Tax-Free Short-Intermediate	—	—	2004	1983
U.S. Bond Index	—	—	2004	2000
U.S. Treasury	—	—	2004	1989
Value	1997	—	—	1994

Officers

Fund	Name	Position Held With Fund
All funds	Stephen V. Booth Roger L. Fiery, III Gregory S. Golczewski Henry H. Hopkins Julie L. Waples Joseph A. Carrier Patricia B. LippertJohn R. Gilner	Vice President Vice President Vice President Vice President Vice President Treasurer Secretary Chief Compliance Officer

Fund	Name	Position Held With Fund
Balanced	Richard T. Whitney Stephen W. Boesel Wendy R. Diffenbaugh Raymond A. Mills Edmund M. Notzon, III Mark J. Vaselkiv (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President
Blue Chip Growth	Larry J. Puglia
Jeffrey W. Arricale
P. Robert Bartolo
D. Kyle Cerminara
Donald J. Easley
Henry M. Ellenbogen
Robert N. Gensler
Thomas J. Huber
Kris H. Jenner
Timothy E. Parker
Karen M. Regan
Jeffrey Rottinghaus
Robert W. Sharps
Robert W. Smith
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
California Tax-Free Income Trust California Tax-Free Bond California Tax-Free Money	Mary J. Miller
Joseph K. Lynagh
Konstantine B. Mallas
Steven G. Brooks
G. Richard Dent
Alan D. Levenson
James M. McDonald
Edward A. Wiese
Maria H. Condez
T. Dylan Jones
Timothy G. Taylor
(See preceding table for remaining officers)
President Executive Vice President Executive Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President Assistant Vice President Assistant Vice President
Capital Appreciation	Stephen W. Boesel Andrew M. Brooks David R. Giroux Lewis M. Johnson David M. Lee John D. Linehan Brian C. Rogers David J. Wallack (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Capital Opportunity	William J. Stromberg Jeffrey W. Arricale David R. Giroux Jill L. Hauser Michael W. Holton Philip A. Nestico Jeffrey Rottinghaus Richard T. Whitney (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Corporate Income	David A. Tiberii Mark J. Vaselkiv Steven G. Brooks Jennifer A. Callaghan Patrick S. Cassidy Mark S. Finn Vernon A. Reid, Jr. Thea N. Williams (See preceding table for remaining officers)	President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Developing Technologies	Michael F. Sola Kennard W. Allen Christopher W. Carlson David J. Eiswert Robert N. Gensler Jill L. Hauser Jeffrey Rottinghaus Wenhua Zhang (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Diversified Mid-Cap Growth	Donald J. Peters Donald J. Easley Sudhir Nanda Philip A. Nestico John F. Wakeman Mark R. Weigman (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President
Diversified Small-Cap Growth	Paul W. Wojcik Richard T. Whitney E. Frederick Bair John H. Laporte Sudhir Nanda Philip A. Nestico Donald J. Peters (See preceding table for remaining officers)	President Executive Vice President Vice President Vice President Vice President Vice President Vice President
Dividend Growth	Thomas J. Huber David R. Giroux Michael W. Holton David M. Lee Timothy E. Parker Donald J. Peters Karen M. Regan Jeffrey Rottinghaus William J. Stromberg (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Equity Income	Brian C. Rogers Jeffrey W. Arricale Stephen W. Boesel Andrew M. Brooks Anna M. Dopkin Michael W. Holton John D. Linehan Heather K. McPherson William J. Stromberg (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Financial Services	Michael W. Holton
Jeffrey W. Arricale
R. Scott Berg
D. Kyle Cerminara
Anna M. Dopkin
Philip A. Nestico
Larry J. Puglia
Robert W. SharpsWilliam J. Stromberg
J. David Wagner
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Global Technology	Robert N. Gensler Kennard W. Allen R. Scott Berg Donald J. Easley David J. Eiswert Anh Lu D. James Prey, III Jeffrey Rottinghaus Michael F. Sola Wenhua Zhang (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
GNMA	Connice A. Bavely Alan D. Levenson Mary J. Miller Edmund M. Notzon, III John D. Wells Keir R. Joyce (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Assistant Vice President
Growth & Income	Anna M. Dopkin
Jeffrey W. Arricale
Laurie M. Bertner
David R. Giroux
Michael W. Holton
David M. Lee
Sudhir Nanda
Karen M. Regan
Jeffrey Rottinghaus
Robert W. Sharps
R. Candler Young
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Growth Stock	Robert W. Smith
Robert W. Sharps
D. Kyle Cerminara
Anna M. Dopkin
Henry M. Ellenbogen
Joseph B. Fath
Robert N. Gensler
Kris H. Jenner
D. James Prey, III
Larry J. Puglia
Jeffrey Rottinghaus
Michael F. Sola
(See preceding table for remaining officers)
President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Health Sciences	Kris H. Jenner Laurie M. Bertner Susan J. Klein John H. Laporte Jay S. Markowitz Charles G. Pepin John Carl A. Sherman (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President
High Yield	Mark J. Vaselkiv
Andrew M. Brooks
Mark S. Finn
Robert N. Gensler
Paul A. Karpers
Kevin P. Loome
Michael J. McGonigle
Walter P. Stuart, III
Thomas E. Tewksbury
Thea N. Williams
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Index Trust Equity Index 500 Extended Equity Market Index Total Equity Market Index	Richard T. Whitney E. Frederick Bair Jeanne M. Aldave Wendy R. Diffenbaugh Ann M. Holcomb Sudhir Nanda Ken D. Uematsu (See preceding table for remaining officers)	President Executive Vice President Vice President Vice President Vice President Vice President Assistant Vice President
Inflation Protected Bond	Daniel O. Shackelford
Connice A. Bavely
Brian J. Brennan
Alan D. Levenson
Cheryl A. Mickel
Mary J. Miller
Edmund M. Notzon, III
Vernon A. Reid, Jr.Jennifer A. Callaghan
Michael J. Grogan
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President Assistant Vice President
Institutional Equity Funds Institutional Large-Cap Core Growth Institutional Large-Cap Growth Institutional Large-Cap Value Institutional Mid-Cap Equity Growth Institutional Small-Cap Stock	Brian C. Rogers
Brian W.H. Berghuis
Gregory A. McCrickard
Larry J. Puglia
Robert W. Sharps
Robert W. Smith
Preston G. Athey
Stephen W. Boesel
Anna M. Dopkin
Thomas J. Huber
John D. Linehan
Joseph M. Milano
Charles G. Pepin
John F. Wakeman
David J. Wallack
Richard T. Whitney
(See preceding table for remaining officers)
President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President

Institutional Income Funds Institutional Core Plus Institutional High Yield	Mark J. Vaselkiv
Brian J. Brennan
Connice A. Bavely
Andrew M. Brooks
Michael J. Conelius
Robert N. Gensler
Paul A. Karpers
Ian D. Kelson
Kevin P. Loome
Michael J. McGonigle
Daniel O. Shackelford
Walter P. Stuart, III
Thomas E. Tewksbury
David A. Tiberii
Thea N. Williams
(See preceding table for remaining officers)
President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President

Institutional International Funds Institutional Emerging Markets Equity Institutional Foreign Equity	David J.L. Warren Christopher D. Alderson Mark C.J. Bickford-Smith R. Todd Ruppert James B.M. Seddon William F. Wendler, II Edward A. Wiese (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President
International Funds
 Emerging Europe & Mediterranean
 Emerging Markets Bond
 Emerging Markets Stock
 European Stock
 Global Stock
 International Bond
 International Discovery
 International Growth & Income
 International Stock
 Japan
 Latin America
 New Asia

David J.L. Warren
Christopher D. Alderson
Mark C.J. Bickford-Smith
Brian J. Brennan
Michael J. Conelius
Frances Dydasco
Mark J.T. Edwards
M. Campbell Gunn
Ian D. Kelson
Raymond A. Mills
Philip A. Nestico
Gonzalo Px87 ngaro
Robert A. Revel-Chion
Christopher J. Rothery
James B.M. Seddon
Robert W. Smith
Dean Tenerelli
Justin Thomson
William F. Wendler, II
Richard T. Whitney
Edward A. Wiese
Ann B. Cranmer
(See preceding table for remaining officers)
President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President

International Equity Index	Richard T. Whitney Jeanne M. Aldave E. Frederick Bair Stephanie C. Clancy Neil Smith Wendy R. Diffenbaugh Ken D. Uematsu (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Assistant Vice President Assistant Vice President
Media & Telecommunications	Robert N. Gensler P. Robert Bartolo David J. Eiswert Henry M. Ellenbogen Kara Cheseby Landers D. James Prey, III Robert W. Smith Dean Tenerelli Dale E. West (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Mid-Cap Growth	Brian W.H. Berghuis
John F. Wakeman
P. Robert Bartolo
Brace C. Brooks
Anna M. Dopkin
Henry M. Ellenbogen
Kris H. Jenner
Robert J. Marcotte
Joseph M. Milano
Jeffrey Rottinghaus
R. Candler Young
(See preceding table for remaining officers)
President Executive Vice PresidentVice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Mid-Cap Value	David J. Wallack
P. Robert Bartolo
Christopher W. Carlson
Henry M. Ellenbogen
Kara Cheseby Landers
Gregory A. McCrickard
Heather K. McPherson
Joseph M. Milano
Charles G. Pepin
J. David Wagner
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
New America Growth	Joseph M. Milano
Jeffrey W. Arricale
R. Scott Berg
Brain W.H. Berghuis
Robert J. Marcotte
Charles G. Pepin
Jeffrey Rottinghaus
Robert W. Sharps
Robert W. Smith
R. Candler Young
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
New Era	Charles M. Ober Lewis M. Johnson Susan J. Klein David M. Lee John D. Linehan Heather K. McPherson Timothy E. Parker David J. Wallack (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
New Horizons	John H. Laporte
Kennard W. Allen
Francisco Alonso
P. Robert Bartolo
Brian W.H. Berghuis
Christopher A. Berrier
Brace C. Brooks
Christopher W. Carlson
Hugh M. Evans, III
Joseph B. Fath
Kris H. Jenner
Jay S. Markowitz
Timothy E. Parker
Charles G. Pepin
Jeffrey Rottinghaus
Michael F. Sola
John F. Wakeman
R. Candler Young
Wenhua Zhang
Francies W. Hawks
(See preceding table for remaining officers)
President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President

New Income	Daniel O. Shackelford
Connice A. Bavely
Brian J. Brennan
Patrick S. Cassidy
Alan D. Levenson
Edmund M. Notzon, III
Vernon A. Reid, Jr.
David A. Tiberii
Jennifer A. Callaghan
Michael J. Grogan
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President Assistant Vice President
Personal Strategy Funds Personal Strategy Balanced Personal Strategy Growth Personal Strategy Income	Edmund M. Notzon, III Stephen W. Boesel Larry J. Puglia John H. Laporte Raymond A. Mills Brian C. Rogers Mark J. Vaselkiv Richard T. Whitney Charles M. Shriver (See preceding table for remaining officers)	President Executive Vice President Executive Vice PresidentVice President Vice President Vice President Vice President Vice President Assistant Vice President
Prime Reserve	James M. McDonald
Steven G. Brooks
Brian E. Burns
Patrick S. Cassidy
Mark S. Finn
Alisa Fiumara
Alan D. Levenson
Joseph K. Lynagh
Mary J. Miller
Susan G. Troll
Edward A. Wiese
Terri L. Hett
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President
Real Estate	David M. Lee Stephen W. Boesel Anna M. Dopkin Joseph B. Fath Thomas J. Huber Philip A. Nestico Charles M. Ober Theodore E. Robson (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Reserve Investment Funds Government Reserve Investment Reserve Investment	James M. McDonald Steven G. Brooks Brian E. Burns Patrick S. Cassidy Alan D. Levenson Joseph K. Lynagh Mary J. Miller Edward A. Wiese Terri L. Hett (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President
Retirement Funds Retirement 2005 Retirement 2010 Retirement 2015 Retirement 2020 Retirement 2025 Retirement 2030 Retirement 2035 Retirement 2040 Retirement Income	Edmund M. Notzon, III
Stephen W. Boesel
Brian W.H. Berghuis
Jerome A. Clark
Gregory A. McCrickard
Larry J. Puglia
Brian C. Rogers
Mark J. Vaselkiv
David J.L. Warren
Richard T. Whitney
Edward A. Wiese
(See preceding table for remaining officers)
President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Science & Technology	Michael F. Sola Kennard W. Allen Donald J. Easley David J. Eiswert Robert N. Gensler Jill L. Hauser Anh Lu D. James Prey, IIIJeffrey Rottinghaus (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Short-Term Bond	Edward A. Wiese Connice A. Bavely Steven G. Brooks Jennifer A. Callaghan Patrick S. Cassidy Charles B. Hill Cheryl A. Mickel Vernon A. Reid, Jr. (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Small-Cap Stock	Gregory A. McCrickard
Francisco Alonso
Preston G. Athey
Brace C. Brooks
Hugh M. Evans, III
Kris H. Jenner
Robert J. Marcotte
Jay S. Markowitz
Joseph M. Milano
Curt J. Organt
Charles G. Pepin
Michael F. Sola
J. David Wagner
Wenhua Zhang
(See preceding table for remaining officers)
President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Small-Cap Value	Preston G. Athey Hugh M. Evans, III Susan J. Klein Gregory A. McCrickard Curt J. Organt J. David Wagner David J. Wallack Francies W. Hawks (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President
Spectrum Funds Spectrum Growth Spectrum Income Spectrum International	Edmund M. Notzon, III Stephen W. Boesel John H. Laporte Brian C. Rogers David J.L. Warren (See preceding table for remaining officers)	President Executive Vice President Vice President Vice President Vice President
State Tax-Free Income Trust
 Florida Intermediate Tax-Free
 Georgia Tax-Free Bond
 Maryland Short-Term Tax-Free Bond
 Maryland Tax-Free Bond
 Maryland Tax-Free Money
 New Jersey Tax-Free Bond
 New York Tax-Free Bond
 New York Tax-Free Money
 Virginia Tax-Free Bond

Mary J. Miller
Charles B. Hill
Joseph K. Lynagh
Konstantine B. Mallas
Hugh D. McGuirk
Linda A. Brisson
Steven G. Brooks
Jonathan M. Chirunga
G. Richard Dent
Marcy M. Lash
Alan D. Levenson
James M. McDonald
Edward A. Wiese
Maria H. Condez
T. Dylan Jones
Philip J. Kligman
Timothy G. Taylor
(See preceding table for remaining officers)
President
Executive Vice President
Executive Vice President
Executive Vice President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President
Assistant Vice President
Assistant Vice President
Assistant Vice President

Summit Funds Summit Cash Reserves Summit GNMA	Edward A. Wiese
Connice A. Bavely
James M. McDonald
Steven G. Brooks
Brian E. Burns
Patrick S. Cassidy
Mark S. Finn
Alisa Fiumara
Alan D. Levenson
Joseph K. Lynagh
Cheryl A. Mickel
Mary J. Miller
Susan G. Troll
Mark J. Vaselkiv
John D. Wells
Keir R. Joyce
(See preceding table for remaining officers)
President
Executive Vice President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President

Summit Municipal Funds Summit Municipal Money Market Summit Municipal Intermediate Summit Municipal Income	Mary J. Miller
Charles B. Hill
Joseph K. Lynagh
Konstantine B. Mallas
Steven G. Brooks
G. Richard Dent
Alan D. Levenson
James M. McDonald
Hugh D. McGuirk
James M. Murphy
Stephen P. Richter
Edward A. Wiese
Maria H. Condez
T. Dylan Jones
Philip J. Kligman
Timothy G. Taylor
(See preceding table for remaining officers)
President
Executive Vice President
Executive Vice President
Executive Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Vice President
Assistant Vice President
Assistant Vice President
Assistant Vice President
Assistant Vice President

Tax-Efficient Funds Tax-Efficient Balanced Tax-Efficient Growth Tax-Efficient Multi-Cap Growth	Donald J. Peters Hugh D. McGuirk Donald J. Easley Mary J. Miller William J. Stromberg Mark R. Weigman (See preceding table for remaining officers)	President Executive Vice President Vice President Vice President Vice President Vice President
Tax-Exempt Money	Joseph K. Lynagh Steven G. Brooks G. Richard Dent Marcy M. Lash Alan D. Levenson James M. McDonald Mary J. Miller Edward A. Wiese Maria H. Condez T. Dylan Jones (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Assistant Vice President Assistant Vice President
Tax-Free High Yield	James M. Murphy G. Richard Dent Charles B. Hill Marcy M. Lash Konstantine B. Mallas Hugh D. McGuirk Mary J. Miller Stephen P. Richter (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Tax-Free Income	Mary J. Miller Jonathan M. Chirunga G. Richard Dent Charles B. Hill Marcy M. Lash Konstantine B. Mallas Hugh D. McGuirk James M. Murphy Stephen P. Richter (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Tax-Free Intermediate Bond	Charles B. Hill Konstantine B. Mallas Hugh D. McGuirk Stephen P. Richter Edward A. Wiese Philip J. Kligman Timothy G. Taylor (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Assistant Vice President Assistant Vice President
Tax-Free Short-Intermediate	Charles B. Hill Marcy M. Lash Konstantine B. Mallas Hugh D. McGuirk Mary J. Miller Edward A. Wiese Philip J. Kligman Timothy G. Taylor (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Assistant Vice President Assistant Vice President
U.S. Bond Index	Edmund M. Notzon, III Charles M. Shriver (See preceding table for remaining officers)	President Vice President
U.S. Treasury Funds U.S. Treasury Intermediate U.S. Treasury Long-Term U.S. Treasury Money	Mary J. Miller
Edward A. Wiese
Brian J. Brennan
Steven G. Brooks
Brian E. Burns
Jerome A. Clark
Charles B. Hill
Alan D. Levenson
Joseph K. Lynagh
James M. McDonald
Cheryl A. Mickel
Vernon A. Reid, Jr.
Daniel O. Shackelford
(See preceding table for remaining officers)
President Executive Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President
Value	John D. Linehan Jeffrey W. Arricale Stephen W. Boesel Andrew M. Brooks David R. Giroux Michael W. Holton Kara Cheseby Landers Heather K. McPherson Brian C. Rogers (See preceding table for remaining officers)	President Vice President Vice President Vice President Vice President Vice President Vice President Vice President Vice President

Officers

Name, Year of Birth, and Principal Occupation(s)	Position(s) Held With Fund(s)
Jeanne M. Aldave, 1971 Assistant Vice President, T. Rowe Price	Vice President, Index Trust and International Index Fund
Christopher D. Alderson, 1962 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.	Vice President, Institutional International Funds and International Funds
Kennard W. Allen, 1977 Vice President, T. Rowe Price; formerly Equity Research Intern, Tonge Investment Advisors (to 2000); student, Colby College (to 2000)	Vice President, Developing Technologies Fund, Global Technology Fund, New Horizons Fund, and Science & Technology Fund
Francisco Alonso, 1978 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, New Horizons Fund and Small-Cap Stock Fund
Jeffrey W. Arricale, 1971
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.;
formerly student, The Wharton School, University of
Pennsylvania (to 2001); Manager, Assurance, KPMG LLP (to
1999); CPA
Vice President, Blue Chip Growth Fund, Capital Opportunity Fund, Equity Income Fund, Financial Services Fund, Growth & Income Fund, New America Growth Fund, and Value Fund
Preston G. Athey, 1949 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA, CIC	President, Small-Cap Value Fund; Vice President, Institutional Equity Funds and Small-Cap Stock Fund
E. Frederick Bair, 1969 Vice President, T. Rowe Price and T. Rowe Price Trust Company; CFA, CPA	Executive Vice President, Index Trust; Vice President, Diversified Small-Cap Growth Fund and International Index Fund
P. Robert Bartolo, 1972 Vice President, T. Rowe Price; formerly intern, T. Rowe Price (to 2001); CPA	Vice President, Blue Chip Growth Fund, Media & Telecommunications Fund, Mid-Cap Growth Fund, Mid-Cap Value Fund, and New Horizons Fund
Connice A. Bavely, 1951 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, GNMA Fund; Executive Vice President, Summit Funds; Vice President, Inflation Protected Bond Fund, Institutional Income Funds, New Income Fund, and Short-Term Bond Fund
R. Scott Berg, 1972
Vice President, T. Rowe Price; formerly student, Stanford
Graduate School of Business (to 2002); intern, T. Rowe Price
(to 2001); Financial Analysis and Planning Manager, Mead
Consumer & Office Products (to 2000)
Vice President, Financial Services Fund, Global Technology Fund, and New America Growth Fund
Brian W.H. Berghuis, 1958 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Mid-Cap Growth Fund; Executive Vice President, Institutional Equity Funds; Vice President, New America Growth Fund, New Horizons Fund, and Retirement Funds
Christopher A. Berrier, 1977 Vice President, T. Rowe Price	Vice President, New Horizons Fund
Laurie M. Bertner, 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Growth & Income Fund and Health Sciences Fund
Mark C.J. Bickford-Smith, 1962 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, Institutional International Funds and International Funds
Stephen W. Boesel, 1944 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	President, Capital Appreciation Fund; Executive Vice President, Personal Strategy Funds, Retirement Funds, and Spectrum Funds; Vice President, Balanced Fund, Equity Income Fund, Institutional Equity Funds, Real Estate Fund, and Value Fund

Stephen V. Booth, 1961 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CPA	Vice President, all funds
Brian J. Brennan, 1964 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	Executive Vice President, Institutional Income Funds; Vice President, Inflation Protected Bond Fund, International Funds, New Income Fund, and U.S. Treasury Funds
Linda A. Brisson, 1959 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, State Tax-Free Funds
Andrew M. Brooks, 1956 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Capital Appreciation Fund, Equity Income Fund, High Yield Fund, Institutional Income Funds, and Value Fund
Brace C. Brooks, 1967 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Mid-Cap Growth Fund, New Horizons Fund, and Small-Cap Stock Fund
Steven G. Brooks, 1954 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, California Tax-Free Funds, Corporate Income Fund, Prime Reserve Fund, Reserve Investment Funds, Short-Term Bond Fund, State Tax-Free Funds, Summit Funds, Summit Municipal Funds, Tax-Exempt Money Fund, and U.S. Treasury Funds

Brian E. Burns, 1960 Assistant Vice President, T. Rowe Price	Vice President, Prime Reserve Fund, Reserve Investment Funds, Summit Funds, and U.S. Treasury Funds
Jennifer A. Callaghan, 1969 Assistant Vice President, T. Rowe Price	Vice President, Corporate Income Fund and Short-Term Bond Fund; Assistant Vice President, Inflation Protected Bond Fund and New Income Fund
Christopher W. Carlson, 1967 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Developing Technologies Fund, Mid-Cap Value Fund, and New Horizons Fund
Joseph A. Carrier, 1960 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company; CPA	Treasurer, all funds
Patrick S. Cassidy, 1964 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Corporate Income Fund, New Income Fund, Prime Reserve Fund, Reserve Investment Funds, Short-Term Bond Fund, and Summit Funds
D. Kyle Cerminara, 1977 Vice President, T. Rowe Price; CFA	Vice President, Blue Chip Growth Fund, Financial Services Fund, and Growth Stock Fund
Jonathan M. Chirunga, 1966 Vice President, T. Rowe Price; formerly Municipal Credit Analyst /Associate Director, Standard & Poor`s Rating Services (to 2001)	Vice President, State Tax-Free Funds and Tax-Free Income Fund
Stephanie C. Clancy, 1964 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, International Index Fund
Jerome A. Clark, 1961 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company; CFA	Vice President, Retirement Funds and U.S. Treasury Funds
Maria H. Condez, 1962 Assistant Vice President, T. Rowe Price	Assistant Vice President, California Tax-Free Funds, State Tax-Free Funds, Summit Municipal Funds, and Tax-Exempt Money Fund
Michael J. Conelius, 1964 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.; CFA	Vice President, Institutional Income Funds and International Funds
Ann B. Cranmer, 1947
Vice President, T. Rowe Price Group, Inc. and T. Rowe Price
International, Inc.; Vice President and Secretary, T. Rowe Price
Global Asset Management Limited and T. Rowe Price Global
Investment Services Limited; FCIS
Assistant Vice President, International Funds
G. Richard Dent, 1960 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Deputy General Counsel, ACA Financial Guaranty Corporation (to 2001)	Vice President, California Tax-Free Funds, State Tax-Free Funds, Summit Municipal Funds, Tax-Exempt Money Fund, Tax-Free High Yield Fund, and Tax-Free Income Fund
Wendy R. Diffenbaugh, 1953 Vice President, T. Rowe Price	Vice President, Balanced Fund and Index Trust; Assistant Vice President, International Index Fund
Anna M. Dopkin, 1967 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Growth & Income Fund; Vice President, Equity Income Fund, Financial Services Fund, Growth Stock Fund, Institutional Equity Funds, Mid-Cap Growth Fund, and Real Estate Fund
Frances Dydasco, 1966 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, International Funds
Donald J. Easley, 1971 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Blue Chip Growth Fund, Diversified Mid-Cap Growth Fund, Global Technology Fund, Science & Technology Fund, and Tax-Efficient Funds
Mark J.T. Edwards, 1957 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, International Funds
David J. Eiswert, 1972 Employee, T. Rowe Price; formerly Analyst, Mellon Growth Advisors and Fidelity Management and Research (to 2003); CFA	Vice President, Developing Technologies Fund, Global Technology Fund, Media & Telecommunications Fund, and Science & Technology Fund
Henry M. Ellenbogen, 1971
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.;
formerly Executive Vice President, Business Development,
HelloAsia (to 2001); Chief of Staff, U.S. Representative Peter
Deutsch (to 1999)
Vice President, Blue Chip Growth Fund, Growth Stock Fund, Media & Telecommunications Fund, Mid-Cap Growth Fund, and Mid-Cap Value Fund
Hugh M. Evans III, 1966 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, New Horizons Fund, Small-Cap Stock Fund, and Small-Cap Value Fund
Joseph B. Fath, 1971
Vice President, T. Rowe Price; formerly intern, T. Rowe Price
(to 2001); Chief Financial Officer and Co-founder, Broadform,
Inc. (to 2000); student, the Wharton School, University of
Pennsylvania (to 1999); CPA
Vice President, Growth Stock Fund, New Horizons Fund, and Real Estate Fund
Roger L. Fiery III, 1959 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company; CPA	Vice President, all funds
Mark S. Finn, 1963 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CPA, CFA	Vice President, Corporate Income Fund, High Yield Fund, Prime Reserve Fund, and Summit Funds
Alisa Fiumara, 1974 Assistant Vice President, T. Rowe Price; CFA	Vice President, Prime Reserve Fund and Summit Funds
Robert N. Gensler, 1957 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, Global Technology Fund and Media & Telecommunications Fund; Vice President, Blue Chip Growth Fund, Developing Technologies Fund, Growth Stock Fund, High Yield Fund, Institutional Income Funds, and Science & Technology Fund

John R. Gilner, 1961 Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc. and T. Rowe Price Investment Services, Inc.	Chief Compliance Officer, all funds
David R. Giroux, 1975 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Capital Appreciation Fund, Capital Opportunity Fund, Dividend Growth Fund, Growth & Income Fund, and Value Fund
Gregory S. Golczewski, 1966 Vice President, T. Rowe Price and T. Rowe Price Trust Company	Vice President, all funds
Michael J. Grogan, 1971 Assistant Vice President, T. Rowe Price; CFA	Assistant Vice President, Inflation Protected Bond Fund and New Income Fund
M. Campbell Gunn, 1956 Vice President, T. Rowe Price Global Investment Services Limited, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.	Vice President, International Funds
Jill L. Hauser, 1958 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Capital Opportunity Fund, Developing Technologies Fund, and Science & Technology Fund
Francies W. Hawks, 1944 Assistant Vice President, T. Rowe Price	Assistant Vice President, New Horizons Fund and Small-Cap Value Fund
Terri L. Hett, 1959 Employee, T. Rowe Price	Assistant Vice President, Prime Reserve Fund and Reserve Investment Funds
Charles B. Hill, 1961 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Tax-Free Intermediate Bond Fund and Tax-Free Short-Intermediate Fund; Executive Vice President, State Tax-Free Funds and Summit Municipal Funds; Vice President, Short-Term Bond Fund, Tax-Free High Yield Fund, Tax-Free Income Fund, and U.S. Treasury Funds

Ann M. Holcomb, 1972 Vice President, T. Rowe Price; CFA	Vice President, Index Trust
Michael W. Holton, 1968 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, Financial Services Fund; Vice President, Capital Opportunity Fund, Dividend Growth Fund, Equity Income Fund, Growth & Income Fund, and Value Fund
Henry H. Hopkins, 1942
Director and Vice President, T. Rowe Price Investment
Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price
Trust Company; Vice President, T. Rowe Price, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc., and T. Rowe
Price Retirement Plan Services, Inc.
Vice President, all funds
Thomas J. Huber, 1966 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Dividend Growth Fund; Vice President, Blue Chip Growth Fund, Institutional Equity Funds, and Real Estate Fund
Kris H. Jenner, 1962 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; M.D., D. Phil.	President, Health Sciences Fund; Vice President, Blue Chip Growth Fund, Growth Stock Fund, Mid-Cap Growth Fund, New Horizons Fund, and Small-Cap Stock Fund
Lewis M. Johnson, 1969 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Capital Appreciation Fund and New Era Fund
T. Dylan Jones, 1971 Assistant Vice President, T. Rowe Price	Assistant Vice President, California Tax-Free Funds, State Tax-Free Funds, Summit Municipal Funds, and Tax-Exempt Money Fund
Keir R. Joyce, 1972 Assistant Vice President, T. Rowe Price	Assistant Vice President, GNMA Fund and Summit Funds
Paul A. Karpers, 1967 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, High Yield Fund and Institutional Income Funds
Ian D. Kelson, 1956 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.	Vice President, Institutional Income Funds and International Funds
Susan J. Klein, 1950 Vice President, T. Rowe Price	Vice President, Health Sciences Fund, New Era Fund, and Small-Cap Value Fund
Philip J. Kligman, 1974 Assistant Vice President, T. Rowe Price; CFA	Assistant Vice President, State Tax-Free Funds, Summit Municipal Funds, Tax-Free Intermediate Bond Fund, and Tax-Free Short-Intermediate Fund
Kara Cheseby Landers, 1963 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Media & Telecommunications Fund, Mid-Cap Value Fund, and Value Fund
Marcy M. Lash, 1963 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, State Tax-Free Funds, Tax-Exempt Money Fund, Tax-Free High Yield Fund, Tax-Free Income Fund, and Tax-Free Short-Intermediate Fund
David M. Lee, 1962 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Real Estate Fund; Vice President, Capital Appreciation Fund, Dividend Growth Fund, Growth & Income Fund, and New Era Fund
Alan D. Levenson, 1958 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Ph.D.	Vice President, California Tax-Free Funds, GNMA Fund, Inflation Protected Bond Fund, New Income Fund, Prime Reserve Fund, Reserve Investment Funds, State Tax-Free Funds, Summit Funds, Summit Municipal Funds, Tax-Exempt Money Fund, and U.S. Treasury Funds

John D. Linehan, 1965 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.; CFA	President, Value Fund; Vice President, Capital Appreciation Fund, Equity Income Fund, Institutional Equity Funds, and New Era Fund
Patricia B. Lippert, 1953 Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.	Secretary, all funds
Kevin P. Loome, 1967 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.; CFA	Vice President, High Yield Fund and Institutional Income Funds
Anh Lu, 1968
Vice President, T. Rowe Price Group, Inc. and T. Rowe Price
International, Inc.; formerly Vice President, Salomon Smith Barney Hong Kong (to 2001); Business Development Manager,
Microsoft (to 2000)
Vice President, Global Technology Fund and Science & Technology Fund
Joseph K. Lynagh, 1958 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Tax-Exempt Money Fund; Executive Vice President, California Tax-Free Funds, State Tax-Free Funds, and Summit Municipal Funds; Vice President, Prime Reserve Fund, Reserve Investment Funds, Summit Funds, and U.S. Treasury Funds

Konstantine B. Mallas, 1963 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President, California Tax-Free Funds, State Tax-Free Funds, and Summit Municipal Funds; Vice President, Tax-Free High Yield Fund, Tax-Free Income Fund, Tax-Free Intermediate Bond Fund, and Tax-Free Short-Intermediate Fund

Robert J. Marcotte, 1962 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Mid-Cap Growth Fund, New America Growth Fund, and Small-Cap Stock Fund
Jay S. Markowitz, 1962
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.;
formerly Transplant Surgeon and Assistant Professor of
Surgery, Johns Hopkins University School of Medicine (to
2001); M.D.
Vice President, Health Sciences Fund, New Horizons Fund, and Small-Cap Stock Fund
Gregory A. McCrickard, 1958 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	President, Small-Cap Stock Fund; Executive Vice President, Institutional Equity Funds; Vice President, Mid-Cap Value Fund, Retirement Funds, and Small-Cap Value Fund
James M. McDonald, 1949 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	President, Prime Reserve Fund and Reserve Investment Funds; Executive Vice President, Summit Funds; Vice President, California Tax-Free Funds, State Tax-Free Funds, Summit Municipal Funds, Tax-Exempt Money Fund, and U.S. Treasury Funds

Michael J. McGonigle, 1966 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, High Yield Fund and Institutional Income Funds
Hugh D. McGuirk, 1960 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Executive Vice President, State Tax-Free Funds and Tax-Efficient Funds; Vice President, Summit Municipal Funds, Tax-Free High Yield Fund, Tax-Free Income Fund, Tax-Free Intermediate Bond Fund, and Tax-Free Short-Intermediate Fund

Heather K. McPherson, 1967 Vice President, T. Rowe Price; formerly intern, Salomon Smith Barney (2001); Vice President of Finance and Administration, Putnam Lovell Securities, Inc. (to 2000); CPA	Vice President, Equity Income Fund, Mid-Cap Value Fund, New Era Fund, and Value Fund
Cheryl A. Mickel, 1967 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Inflation Protected Bond Fund, Short-Term Bond Fund, Summit Funds, and U.S. Treasury Funds
Joseph M. Milano, 1972 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, New America Growth Fund; Vice President, Institutional Equity Funds, Mid-Cap Growth Fund, Mid-Cap Value Fund, and Small-Cap Stock Fund
Raymond A. Mills, 1960 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.; Ph.D., CFA	Vice President, Balanced Fund, International Funds, and Personal Strategy Funds
James M. Murphy, 1967 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Portfolio Manager, Prudential Investments (to 2000); CFA	President, Tax-Free High Yield Fund; Vice President, Summit Municipal Funds and Tax-Free Income Fund
Sudhir Nanda, 1959 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Ph.D., CFA	Vice President, Diversified Mid-Cap Growth Fund, Diversified Small-Cap Growth Fund, Growth & Income Fund, and Index Trust
Philip A. Nestico, 1976 Vice President, T. Rowe Price	Vice President, Capital Opportunity Fund, Diversified Mid-Cap Growth Fund, Diversified Small-Cap Growth Fund, Financial Services Fund, International Funds, and Real Estate Fund
Edmund M. Notzon III, 1945 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company; Ph.D., CFA	President, Personal Strategy Funds, Retirement Funds, Spectrum Funds, and U.S. Bond Index Fund; Vice President, Balanced Fund, GNMA Fund, Inflation Protected Bond Fund, and New Income Fund
Charles M. Ober, 1950 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, New Era Fund; Vice President, Real Estate Fund
Curt J. Organt, 1968 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Small-Cap Stock Fund and Small-Cap Value Fund
Gonzalo Px87 ngaro, 1968 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.; CFA	Vice President, International Funds
Timothy E. Parker, 1974
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.;
formerly student, Darden Graduate School, University of
Virginia (to 2001); Financial Analyst, Robert W. Baird & Co.
Inc. (to 1999)
Vice President, Blue Chip Growth Fund, Dividend Growth Fund, New Era Fund, and New Horizons Fund
Charles G. Pepin, 1966 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Health Sciences Fund, Institutional Equity Funds, Mid-Cap Value Fund, New America Growth Fund, New Horizons Fund, and Small-Cap Stock Fund
Donald J. Peters, 1959 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, Diversified Mid-Cap Growth Fund and Tax-Efficient Funds; Vice President, Diversified Small-Cap Growth Fund and Dividend Growth Fund
D. James Prey III, 1959 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Global Technology Fund, Growth Stock Fund, Media & Telecommunications Fund, and Science & Technology Fund
Larry J. Puglia, 1960 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA, CPA	President, Blue Chip Growth Fund; Executive Vice President, Institutional Equity Funds and Personal Strategy Funds; Vice President, Financial Services Fund, Growth Stock Fund, and Retirement Funds
Karen M. Regan, 1967 Vice President, T. Rowe Price	Vice President, Blue Chip Growth Fund, Dividend Growth Fund, and Growth & Income Fund
Vernon A. Reid, Jr., 1954 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Corporate Income Fund, Inflation Protected Bond Fund, New Income Fund, Short-Term Bond Fund, and U.S. Treasury Funds
Robert A. Revel-Chion, 1965 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, International Funds
Stephen P. Richter, 1969 Vice President, T. Rowe Price; formerly Vice President, Euler ACI (to 2000); CFA	Vice President, Summit Municipal Funds, Tax-Free High Yield Fund, Tax-Free Income Fund, and Tax-Free Intermediate Bond Fund
Theodore E. Robson, 1965 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.; CFA	Vice President, Real Estate Fund
Brian C. Rogers, 1955 Chief Investment Officer, Director, and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Director and Vice President, T. Rowe Price Trust Company; CFA, CIC	President, Equity Income Fund and Institutional Equity Funds; Vice President, Capital Appreciation Fund, Personal Strategy Funds, Retirement Funds, Spectrum Funds, and Value Fund
Christopher J. Rothery, 1963 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, International Funds
Jeffrey Rottinghaus, 1970
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.;
formerly student, the Wharton School, University of
Pennsylvania (to 2001); Information Technology Consultant,
Kelly-Lewey & Associates (to 1999); CPA
Vice President, Blue Chip Growth Fund, Capital Opportunity Fund, Developing Technologies Fund, Dividend Growth Fund, Global Technology Fund, Growth & Income Fund, Growth Stock Fund, Mid-Cap Growth Fund, New America Growth Fund, New Horizons Fund, and Science & Technology Fund

R. Todd Ruppert, 1956
Chief Executive Officer, Director, and President, T. Rowe Price
Global Asset Management Limited and T. Rowe Price Global
Investment Services Limited; Vice President, T. Rowe Price,
T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan
Services, Inc., and T. Rowe Price Trust Company
Vice President, Institutional International Funds
James B.M. Seddon, 1964 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, Institutional International Funds and International Funds
Daniel O. Shackelford, 1958 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	President, Inflation Protected Bond Fund and New Income Fund; Vice President, U.S. Treasury Funds
Robert W. Sharps, 1971 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA, CPA	Executive Vice President, Growth Stock Fund and Institutional Equity Funds; Vice President, Blue Chip Growth Fund, Financial Services Fund, Growth & Income Fund, and New America Growth Fund
John Carl A. Sherman, 1972 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, Health Sciences Fund
Charles M. Shriver, 1967 Vice President, T. Rowe Price; CFA	Vice President, U.S. Bond Index Fund; Assistant Vice President, Personal Strategy Funds
Neil Smith, 1972 Vice President, T. Rowe Price International, Inc.	Vice President, International Index Fund
Robert W. Smith, 1961 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.	President, Growth Stock Fund; Executive Vice President, Institutional Equity Funds; Vice President, Blue Chip Growth Fund, International Funds, Media & Telecommunications Fund, and New America Growth Fund

Michael F. Sola, 1969 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Developing Technologies Fund and Science & Technology Fund; Vice President, Global Technology Fund, Growth Stock Fund, New Horizons Fund, and Small-Cap Stock Fund
William J. Stromberg, 1960 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA	President, Capital Opportunity Fund; Vice President, Dividend Growth Fund, Equity Income Fund, Financial Services Fund, and Tax-Efficient Funds
Walter P. Stuart III, 1960 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, High Yield Fund and Institutional Income Funds
Timothy G. Taylor, 1975 Assistant Vice President, T. Rowe Price; CFA	Assistant Vice President, California Tax-Free Funds, State Tax-Free Funds, Summit Municipal Funds, Tax-Free Intermediate Bond Fund, and Tax-Free Short-Intermediate Fund
Dean Tenerelli, 1964 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, International Funds and Media & Telecommunications Fund
Thomas E. Tewksbury, 1961 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, High Yield Fund and Institutional Income Funds
Justin Thomson, 1968 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.	Vice President, International Funds
David A. Tiberii, 1965 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Corporate Income Fund; Vice President, Institutional Income Funds and New Income Fund
Susan G. Troll, 1966 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CPA	Vice President, Prime Reserve Fund and Summit Funds
Ken D. Uematsu, 1966 Employee, T. Rowe Price; CFA	Assistant Vice President, Index Trust and International Index Fund
Mark J. Vaselkiv, 1958 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, High Yield Fund and Institutional Income Funds; Executive Vice President, Corporate Income Fund; Vice President, Balanced Fund, Personal Strategy Funds, Retirement Funds, and Summit Funds
J. David Wagner, 1974 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	Vice President, Financial Services Fund, Mid-Cap Value Fund, Small-Cap Stock Fund, and Small-Cap Value Fund
John F. Wakeman, 1962 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President, Mid-Cap Growth Fund; Vice President, Diversified Mid-Cap Growth Fund, Institutional Equity Funds, and New Horizons Fund
David J. Wallack, 1960 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, Mid-Cap Value Fund; Vice President, Capital Appreciation Fund, Institutional Equity Funds, New Era Fund, and Small-Cap Value Fund
Julie L. Waples, 1970 Vice President, T. Rowe Price	Vice President, all funds
David J.L. Warren, 1957
Director and Vice President, T. Rowe Price; Vice President,
T. Rowe Price Group, Inc.; Chief Executive Officer, Director,
and President, T. Rowe Price International, Inc.; Director,
T. Rowe Price Global Asset Management Limited and T. Rowe
Price Global Investment Services Limited
President, Institutional International Funds and International Funds; Vice President, Retirement Funds and Spectrum Funds
Mark R. Weigman, 1962 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; CFA, CIC	Vice President, Diversified Mid-Cap Growth Fund and Tax-Efficient Funds
John D. Wells, 1960 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Savings Bank	Vice President, GNMA Fund and Summit Funds
William F. Wendler II, 1962 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International, Inc.; CFA	Vice President, Institutional International Funds and International Funds
Dale E. West, 1969 Vice President, T. Rowe Price Group, Inc. and T. Rowe Price International, Inc.; CFA	Vice President, Media & Telecommunications Fund
Richard T. Whitney, 1958 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company; CFA	President, Balanced Fund, Index Trust, and International Index Fund; Executive Vice President, Diversified Small-Cap Growth Fund; Vice President, Capital Opportunity Fund, Institutional Equity Funds, International Funds, Personal Strategy Funds, and Retirement Funds

Edward A. Wiese, 1959 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Chief Investment Officer, Director, and Vice President, T. Rowe Price Savings Bank; CFA	President, Short-Term Bond Fund and Summit Funds; Executive Vice President, U.S. Treasury Funds; Vice President, California Tax-Free Funds, Institutional International Funds, International Funds, Prime Reserve Fund, Reserve Investment Funds, Retirement Funds, State Tax-Free Funds, Summit Municipal Funds, Tax-Exempt Money Fund, Tax-Free Intermediate Bond Fund, and Tax-Free Short-Intermediate Fund

Thea N. Williams, 1961 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Corporate Income Fund, High Yield Fund, and Institutional Income Funds
Paul W. Wojcik, 1970 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; CFA	President, Diversified Small-Cap Growth Fund
R. Candler Young, 1971 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Growth & Income Fund, Mid-Cap Growth Fund, New America Growth Fund, and New Horizons Fund
Wenhua Zhang, 1970
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.;
formerly student, the Wharton School, University of
Pennsylvania (to 2001); associate, Swiss Reinsurance Company (to 1999); CFA, CPA
Vice President, Developing Technologies Fund, Global Technology Fund, New Horizons Fund, and Small-Cap Stock Fund

Directors` Compensation

The funds do not pay pension or retirement benefits to their directors or officers. The following table shows remuneration paid by the funds to the independent directors. In addition to directors` fees payable to all independent directors, each director serving on the Audit Committee received $5,000 for such service for the calendar year 2004, and the chairman of the Audit Committee received an additional $5,000 for such service for the calendar year 2004. The Lead Independent Director received $25,000 for the calendar year 2004. Also, any director of the fund who is an officer or employee of T. Rowe Price or T. Rowe Price International (inside directors) does not receive any remuneration from the funds.

The following table shows the total compensation from the funds paid to the directors for the calendar year 2004:
Directors	Total Compensation
Deering	$110,000
Dick	115,000
Fagin	117,417
Horn	110,417
Linaweaver	136,000
Schreiber	121,167

The following table shows the amounts paid to the directors based on accrued compensation for the calendar year 2004:
Fund	Aggregate Compensation from Fund
	Deering	Dick	Fagin	Horn	Linaweaver	Schreiber
Balanced	$1,147	$1,201	$1,203	$1,151	$1,430	$1,271
Blue Chip Growth	2,106	2,217	2,281	2,113	2,694	2,370
California Tax-Free Bond	810	842	859	812	983	882
California Tax-Free Money	779	810	826	782	944	848
Capital Appreciation	1,409	1,481	1,517	1,414	1,784	1,572
Capital Opportunity	776	807	823	779	940	844
Corporate Income	784	816	832	787	951	854
Developing Technologies	770	801	816	773	932	837
Diversified Mid-Cap Growth	766	797	812	769	927	832
Diversified Small-Cap Growth	776	807	822	778	939	844
Dividend Growth	889	927	947	892	1,089	974
Emerging Europe & Mediterranean	777	809	824	780	942	845
Emerging Markets Bond	806	839	856	809	979	879
Emerging Markets Stock	852	889	907	856	1,041	932
Equity Income	3,483	3,681	3,789	3,494	4,525	3,949
Equity Index 500	1,519	1,596	1,637	1,524	1,921	1,697
European Stock	912	951	972	915	1,116	1,000
Extended Equity Market Index	785	818	832	788	953	857
Financial Services	829	864	882	833	1,010	906
Florida Intermediate Tax-Free	781	813	829	784	947	851
Georgia Tax-Free Bond	778	809	825	781	942	847
Global Stock	776	807	823	779	940	844
Global Technology	777	809	824	780	941	846
GNMA	1,005	1,050	1,074	1,009	1,240	1,107
Government Reserve Investment	948	988	1,012	951	1,160	1,041
Growth & Income	1,112	1,163	1,191	1,115	1,380	1,229
Growth Stock	1,952	2,058	2,112	1,959	2,503	2,196
Health Sciences	975	1,019	1,041	978	1,206	1,073
High Yield	1,484	1,557	1,598	1,489	1,868	1,655
Inflation Protected Bond	767	799	813	770	929	835
Institutional Core Plus(a)	66	68	68	66	79	71
Institutional Emerging Markets Equity	769	800	815	772	931	836
Institutional Foreign Equity	929	969	991	933	1,138	1,020
Institutional High Yield	890	929	948	894	1,090	976
Institutional Large-Cap Core Growth	767	797	811	769	928	833
Institutional Large-Cap Growth	767	798	812	770	928	834
Institutional Large-Cap Value	770	801	815	773	932	838
Institutional Mid-Cap Equity Growth	829	863	880	832	1,009	905
Institutional Small-Cap Stock	841	876	893	844	1,026	919
International Bond	1,020	1,067	1,091	1,024	1,262	1,125
International Discovery	907	945	965	909	1,112	993
International Equity Index	767	799	813	770	929	835
International Growth & Income	814	849	865	817	993	889
International Stock	1,693	1,779	1,829	1,699	2,145	1,897
Japan	796	829	844	799	967	867
Latin America	799	832	847	802	970	871
Maryland Short-Term Tax-Free Bond	805	838	854	808	978	878
Maryland Tax-Free Bond	995	1,039	1,062	999	1,226	1,095
Maryland Tax-Free Money	781	813	827	784	947	850
Media & Telecommunications	892	931	950	896	1,095	978
Mid-Cap Growth	2,783	2,939	3,023	2,791	3,602	3,150
Mid-Cap Value	1,308	1,377	1,405	1,313	1,663	1,458
New America Growth	930	970	991	933	1,142	1,021
New Asia	920	960	980	924	1,128	1,009
New Era	1,050	1,099	1,122	1,054	1,305	1,158
New Horizons	1,700	1,788	1,836	1,706	2,161	1,906
New Income	1,224	1,281	1,311	1,227	1,529	1,356
New Jersey Tax-Free Bond	789	822	837	792	958	860
New York Tax-Free Bond	805	838	853	807	977	877
New York Tax-Free Money	782	813	827	784	947	850
Personal Strategy Balanced	931	972	992	934	1,146	1,022
Personal Strategy Growth	869	906	923	872	1,063	951
Personal Strategy Income	826	860	876	829	1,006	902
Prime Reserve	1,691	1,775	1,825	1,696	2,138	1,892
Real Estate	830	866	881	834	1,013	907
Reserve Investment	1,719	1,809	1,855	1,725	2,189	1,926
Retirement 2005(b)	659	691	693	662	816	716
Retirement 2010	829	868	878	837	1,015	908
Retirement 2015(b)	663	695	697	666	822	720
Retirement 2020	837	877	888	846	1,026	918
Retirement 2025(b)	661	693	695	663	819	717
Retirement 2030	802	840	850	810	978	878
Retirement 2035(b)	652	684	686	656	808	708
Retirement 2040	775	811	820	783	941	847
Retirement Income	790	827	837	798	962	864
Science & Technology	1,610	1,691	1,738	1,615	2,032	1,802
Short-Term Bond	1,030	1,078	1,101	1,034	1,278	1,138
Small-Cap Stock	1,787	1,881	1,931	1,793	2,278	2,006
Small-Cap Value	1,494	1,571	1,610	1,500	1,894	1,670
Spectrum Growth	1,182	1,238	1,268	1,187	1,476	1,312
Spectrum Income	1,476	1,549	1,588	1,480	1,863	1,647
Spectrum International	778	809	823	780	942	847
Summit Cash Reserves	1,312	1,376	1,410	1,317	1,646	1,459
Summit GNMA	776	808	823	780	941	845
Summit Municipal Income	779	810	824	781	943	847
Summit Municipal Intermediate	788	820	835	791	956	859
Summit Municipal Money Market	845	881	897	848	1,031	923
Tax-Efficient Balanced	769	801	815	772	931	838
Tax-Efficient Growth	775	807	821	778	939	845
Tax-Efficient Multi-Cap Growth	766	797	811	769	927	834
Tax-Exempt Money	891	929	947	893	1,090	976
Tax-Free High Yield	973	1,016	1,038	976	1,198	1,071
Tax-Free Income	1,068	1,118	1,143	1,072	1,325	1,181
Tax-Free Intermediate Bond	792	824	839	795	961	864
Tax-Free Short-Intermediate	868	904	922	871	1,060	950
Total Equity Market Index	818	852	868	821	996	893
U.S. Bond Index	781	813	827	784	947	851
U.S. Treasury Intermediate	819	853	869	822	996	895
U.S. Treasury Long-Term	806	839	854	809	979	879
U.S. Treasury Money	942	984	1,005	946	1,157	1,036
Value	1,097	1,149	1,173	1,101	1,366	1,213
Virginia Tax-Free Bond	838	872	889	840	1,020	916

Expenses are for the period November 30, 2004 through December 31, 2004.

Expenses are for the period February 29, 2004 through December 31, 2004.

Directors` Holdings in the Price Funds

The following tables set forth the Price Fund holdings of the independent and inside directors, as of December 31, 2004.

Aggregate Holdings, All Funds	Independent Directors
	Deering	Dick	Fagin	Horn	Linaweaver	Schreiber
	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
Balanced	None	None	None	None	None	None
Blue Chip Growth	None	$10,001-$50,000	over $100,000	$10,001-$50,000(a)	over $100,000	None
Blue Chip Growth Fund—Advisor Class	None	None	None	None	None	None
Blue Chip Growth Fund— R Class	None	None	None	None	None	None
Blue Chip Growth Portfolio	None	None	None	None	None	None
Blue Chip Growth Portfolio—II	None	None	None	None	None	None
California Tax-Free Bond	None	None	None	None	None	None
California Tax-Free Money	None	None	None	None	None	None
Capital Appreciation	None	over $100,000	None	None	None	None
Capital Appreciation Fund—Advisor Class	None	None	None	None	None	None
Capital Opportunity	None	None	None	None	None	None
Capital Opportunity Fund—Advisor Class	None	None	None	None	None	None
Capital Opportunity Fund—R Class	None	None	None	None	None	None
Corporate Income	None	None	None	None	None	None
Developing Technologies	None	None	None	None	None	None
Diversified Mid-Cap Growth	None	None	None	None	None	None
Diversified Small-Cap Growth	None	None	None	None	None	None
Dividend Growth	None	None	$50,001-$100,000	$10,001-$50,000(a)	None	None
Emerging Europe & Mediterranean	None	None	None	None	None	None
Emerging Markets Bond	None	None	None	None	None	None
Emerging Markets Stock	None	None	None	None	None	None
Equity Income	over $100,000	$50,001-$100,000	$50,001-$100,000	None	over $100,000	None
Equity Income Fund—Advisor Class	None	None	None	None	None	None
Equity Income Fund— R Class	None	None	None	None	None	None
Equity Income Portfolio	None	None	None	None	None	None
Equity Income Portfolio—II	None	None	None	None	None	None
Equity Index 500	None	None	None	None	None	None
Equity Index 500 Portfolio	None	None	None	None	None	None
European Stock	$50,001-$100,000	$10,001-$50,000	$10,001-$50,000	None	None	None
Extended Equity Market Index	None	None	None	None	None	None
Financial Services	None	$10,001-$50,000	None	None	None	None
Florida Intermediate Tax-Free	None	None	None	None	None	None
Georgia Tax-Free Bond	None	None	None	None	None	None
Global Stock	None	None	None	None	None	None
Global Technology	None	None	None	None	None	None
GNMA	None	None	None	None	None	over $100,000
Government Reserve Investment	None	None	None	None	None	None
Growth & Income	None	$1-$10,000	None	None	None	over $100,000
Growth Stock	None	$10,001-$50,000	None	None	$50,001-$100,000	None
Growth Stock Fund—Advisor Class	None	None	None	None	None	None
Growth Stock Fund— R Class	None	None	None	None	None	None
Health Sciences	None	$10,001-$50,000	over $100,000	None	None	None
Health Sciences Portfolio	None	None	None	None	None	None
Health Sciences Portfolio—II	None	None	None	None	None	None
High Yield	None	$50,001-$100,000	None	$10,001-$50,000	over $100,000	over $100,000
High Yield Fund—Advisor Class	None	None	None	None	None	None
Inflation Protected Bond	None	None	None	None	None	None
Institutional Core Plus	None	None	None	None	None	None
Institutional Emerging Markets Equity	None	None	None	None	None	None
Institutional Foreign Equity	None	None	None	None	None	None
Institutional High Yield	None	None	None	None	None	None
Institutional Large-Cap Core Growth	None	None	None	None	None	None
Institutional Large-Cap Growth	None	None	None	None	None	None
Institutional Large-Cap Value	None	None	None	None	None	None
Institutional Mid-Cap Equity Growth	None	None	None	None	None	None
Institutional Small-Cap Stock	None	None	None	None	None	None
International Bond	None	over $100,000	None	None	over $100,000	None
International Bond Fund—Advisor Class	None	None	None	None	None	None
International Discovery	$50,001-$100,000	$10,001-$50,000	None	None	None	None
International Equity Index	over $100,000	None	None	None	None	None
International Growth & Income	None	None	None	None	None	None
International Growth & Income Fund—Advisor Class	None	None	None	None	None	None
International Growth & Income Fund—R Class	None	None	None	None	None	None
International Stock	None	None	over $100,000	None	over $100,000	None
International Stock Fund—Advisor Class	None	None	None	None	None	None
International Stock Fund— R Class	None	None	None	None	None	None
International Stock Portfolio	None	None	None	None	None	None
Japan	None	None	None	None	None	None
Latin America	None	None	None	None	None	None
Limited-Term Bond Portfolio	None	None	None	None	None	None
Maryland Short-Term Tax-Free Bond	None	None	None	None	None	None
Maryland Tax-Free Bond	None	None	None	None	None	None
Maryland Tax-Free Money	None	None	None	None	None	None
Media & Telecommunications	$50,001-$100,000	None	None	None	None	None
Mid-Cap Growth	over $100,000	$10,001-$50,000	over $100,000	None	None	None
Mid-Cap Growth Fund—Advisor Class	None	None	None	None	None	None
Mid-Cap Growth Fund— R Class	None	None	None	None	None	None
Mid-Cap Growth Portfolio	None	None	None	None	None	None
Mid-Cap Growth Portfolio—II	None	None	None	None	None	None
Mid-Cap Value	None	None	$10,001-$50,000	None	None	None
Mid-Cap Value Fund—Advisor Class	None	None	None	None	None	None
Mid-Cap Value Fund— R Class	None	None	None	None	None	None
New America Growth	None	None	None	None	None	None
New America Growth Portfolio	None	None	None	None	None	None
New Asia	None	None	$10,001-$50,000	None	None	None
New Era	None	None	None	None	None	None
New Horizons	over $100,000	$10,001-$50,000	$1-$10,000	None	over $100,000	None
New Income	None	$50,001-$100,000	None	None	over $100,000	over $100,000
New Income Fund—Advisor Class	None	None	None	None	None	None
New Income Fund— R Class	None	None	None	None	None	None
New Jersey Tax-Free Bond	None	None	None	None	None	None
New York Tax-Free Bond	None	None	None	None	None	None
New York Tax-Free Money	None	None	None	None	None	None
Personal Strategy Balanced	None	None	None	None	None	None
Personal Strategy Balanced Portfolio	None	None	None	None	None	None
Personal Strategy Growth	None	None	None	None	None	None
Personal Strategy Income	None	None	None	None	None	None
Prime Reserve	None	over $100,000	None	over $100,000	$10,001-$50,000	$10,001-$50,000
Prime Reserve Portfolio	None	None	None	None	None	None
Real Estate	None	None	None	None	None	None
Real Estate Fund—Advisor Class	None	None	None	None	None	None
Reserve Investment	None	None	None	None	None	None
Retirement 2005	None	None	None	None	None	None
Retirement 2010	over $100,000	None	None	None	None	None
Retirement 2010 Fund—Advisor Class	None	None	None	None	None	None
Retirement 2010 Fund— R Class	None	None	None	None	None	None
Retirement 2015	None	None	None	None	None	None
Retirement 2020	None	None	None	$10,001-$50,000	None	None
Retirement 2020 Fund—Advisor Class	None	None	None	None	None	None
Retirement 2020 Fund— R Class	None	None	None	None	None	None
Retirement 2025	None	None	None	None	None	None
Retirement 2030	None	None	None	None	None	None
Retirement 2030 Fund—Advisor Class	None	None	None	None	None	None
Retirement 2030 Fund— R Class	None	None	None	None	None	None
Retirement 2035	None	None	None	None	None	None
Retirement 2040	None	None	None	None	None	None
Retirement 2040 Fund—Advisor Class	None	None	None	None	None	None
Retirement 2040 Fund— R Class	None	None	None	None	None	None
Retirement Income	None	None	None	None	None	None
Retirement Income Fund—Advisor Class	None	None	None	None	None	None
Retirement Income Fund— R Class	None	None	None	None	None	None
Science & Technology	None	None	None	None	None	None
Science & Technology Fund—Advisor Class	None	None	None	None	None	None
Short-Term Bond	None	None	$50,001-$100,000	None	None	over $100,000
Short-Term Bond Fund—Advisor Class	None	None	None	None	None	None
Small-Cap Stock	None	$10,001-$50,000	over $100,000	None	None	None
Small-Cap Stock Fund—Advisor Class	None	None	None	None	None	None
Small-Cap Value	None	$10,001-$50,000	None	None	None	None
Small-Cap Value Fund—Advisor Class	None	None	None	None	None	None
Spectrum Growth	None	None	None	None	None	None
Spectrum Income	None	None	None	None	None	None
Spectrum International	None	None	None	None	None	None
Summit Cash Reserves	over $100,000	over $100,000	over $100,000	None	None	over $100,000
Summit GNMA	None	None	None	None	None	None
Summit Municipal Income	None	None	None	None	None	over $100,000
Summit Municipal Intermediate	None	None	None	None	None	over $100,000
Summit Municipal Money Market	None	None	over $100,000	None	None	over $100,000
Tax-Efficient Balanced	None	None	$50,001-$100,000	None	None	None
Tax-Efficient Growth	None	None	$10,001-$50,000	None	None	None
Tax-Efficient Multi-Cap Growth	None	None	None	None	None	None
Tax-Exempt Money	None	None	None	None	None	over $100,000
Tax-Free High Yield	None	None	None	None	None	over $100,000
Tax-Free Income	None	None	None	None	None	over $100,000
Tax-Free Income Fund—Advisor Class	None	None	None	None	None	None
Tax-Free Intermediate Bond	None	None	None	None	None	None
Tax-Free Short-Intermediate	None	None	None	None	None	over $100,000
Total Equity Market Index	None	None	None	None	None	None
U.S. Bond Index	None	None	None	None	None	None
U.S. Treasury Intermediate	None	over $100,000	None	None	None	over $100,000
U.S. Treasury Long-Term	None	None	None	None	None	over $100,000
U.S. Treasury Money	None	None	None	None	None	over $100,000
Value	None	$10,001-$50,000	$50,001-$100,000	None	None	over $100,000
Value Fund—Advisor Class	None	None	None	None	None	None
Virginia Tax-Free Bond	None	None	None	None	None	None

(a) Holdings are current as of February 1, 2005.

Aggregate Holdings, All Funds	Inside Directors
	Kennedy	Laporte	Miller	Riepe
	over $100,000	over $100,000	over $100,000	over $100,000
Balanced	None	None	None	over $100,000
Blue Chip Growth	None	None	None	None
Blue Chip Growth Fund—Advisor Class	None	None	None	None
Blue Chip Growth Fund—R Class	None	None	None	None
Blue Chip Growth Portfolio	None	None	None	None
Blue Chip Growth Portfolio—II	None	None	None	None
California Tax-Free Bond	None	None	None	None
California Tax-Free Money	None	None	None	None
Capital Appreciation	over $100,000	over $100,000	None	over $100,000
Capital Appreciation Fund—Advisor Class	None	None	None	None
Capital Opportunity	$10,001-$50,000	over $100,000	None	None
Capital Opportunity Fund—Advisor Class	None	None	None	None
Capital Opportunity Fund—R Class	None	None	None	None
Corporate Income	None	None	None	None
Developing Technologies	None	over $100,000	over $100,000	None
Diversified Mid-Cap Growth	None	None	None	None
Diversified Small-Cap Growth	None	None	None	None
Dividend Growth	$50,001-$100,000	None	None	None
Emerging Europe & Mediterranean	None	None	None	None
Emerging Markets Bond	None	None	None	None
Emerging Markets Stock	over $100,000	None	None	over $100,000
Equity Income	$10,001-$50,000	None	over $100,000	over $100,000
Equity Income Fund—Advisor Class	None	None	None	None
Equity Income Fund—R Class	None	None	None	None
Equity Income Portfolio	None	None	None	None
Equity Income Portfolio—II	None	None	None	None
Equity Index 500	None	None	None	None
Equity Index 500 Portfolio	None	None	None	None
European Stock	None	$10,001-$50,000	$50,001-$100,000	over $100,000
Extended Equity Market Index	None	None	None	None
Financial Services	None	None	None	None
Florida Intermediate Tax-Free	None	None	None	None
Georgia Tax-Free Bond	None	None	None	None
Global Stock	None	None	None	None
Global Technology	None	None	None	None
GNMA	None	None	None	None
Government Reserve Investment	None	None	None	None
Growth & Income	None	None	None	over $100,000
Growth Stock	over $100,000	over $100,000	None	None
Growth Stock Fund—Advisor Class	None	None	None	None
Growth Stock Fund—R Class	None	None	None	None
Health Sciences	over $100,000	None	None	None
Health Sciences Portfolio	None	None	None	None
Health Sciences Portfolio—II	None	None	None	None
High Yield	None	None	None	over $100,000
High Yield Fund—Advisor Class	None	None	None	None
Inflation Protected Bond	None	None	None	None
Institutional Core Plus	None	None	None	None
Institutional Emerging Markets Equity	None	None	None	None
Institutional Foreign Equity	None	None	None	None
Institutional High Yield	None	None	None	None
Institutional Large-Cap Core Growth	None	None	None	None
Institutional Large-Cap Growth	None	None	None	None
Institutional Large-Cap Value	None	None	None	None
Institutional Mid-Cap Equity Growth	None	None	None	None
Institutional Small-Cap Stock	None	None	None	None
International Bond	None	None	over $100,000	None
International Bond Fund—Advisor Class	None	None	None	None
International Discovery	over $100,000	over $100,000	None	$1-$10,000
International Equity Index	None	None	None	None
International Growth & Income	None	None	None	None
International Growth & Income Fund—Advisor Class	None	None	None	None
International Growth & Income Fund—R Class	None	None	None	None
International Stock	over $100,000	over $100,000	over $100,000	None
International Stock Fund—Advisor Class	None	None	None	None
International Stock Fund—R Class	None	None	None	None
International Stock Portfolio	None	None	None	None
Japan	over $100,000	None	$50,001-$100,000	over $100,000
Latin America	$50,001-$100,000	None	None	None
Limited-Term Bond Portfolio	None	None	None	None
Maryland Short-Term Tax-Free Bond	None	None	over $100,000	None
Maryland Tax-Free Bond	None	over $100,000	over $100,000	None
Maryland Tax-Free Money	None	None	over $100,000	None
Media & Telecommunications	over $100,000	None	None	None
Mid-Cap Growth	over $100,000	over $100,000	None	$50,001-$100,000
Mid-Cap Growth Fund—Advisor Class	None	None	None	None
Mid-Cap Growth Fund—R Class	None	None	None	None
Mid-Cap Growth Portfolio	None	None	None	None
Mid-Cap Growth Portfolio—II	None	None	None	None
Mid-Cap Value	over $100,000	None	None	None
Mid-Cap Value Fund—Advisor Class	None	None	None	None
Mid-Cap Value Fund—R Class	None	None	None	None
New America Growth	over $100,000	over $100,000	None	None
New America Growth Portfolio	None	None	None	None
New Asia	over $100,000	over $100,000	over $100,000	$10,001-$50,000
New Era	over $100,000	None	over $100,000	None
New Horizons	None	over $100,000	over $100,000	None
New Income	None	$50,001-$100,000	None	None
New Income Fund—Advisor Class	None	None	None	None
New Income Fund—R Class	None	None	None	None
New Jersey Tax-Free Bond	None	None	None	None
New York Tax-Free Bond	None	None	None	None
New York Tax-Free Money	None	None	None	None
Personal Strategy Balanced	None	None	None	None
Personal Strategy Balanced Portfolio	None	None	None	None
Personal Strategy Growth	None	None	None	None
Personal Strategy Income	None	None	None	None
Prime Reserve	over $100,000	over $100,000	None	over $100,000
Prime Reserve Portfolio	None	None	None	None
Real Estate	None	None	None	None
Real Estate Fund—Advisor Class	None	None	None	None
Reserve Investment	None	None	None	None
Retirement 2005	None	None	None	None
Retirement 2010	None	None	None	None
Retirement 2010 Fund—Advisor Class	None	None	None	None
Retirement 2010 Fund—R Class	None	None	None	None
Retirement 2015	None	None	None	None
Retirement 2020	None	None	None	None
Retirement 2020 Fund—Advisor Class	None	None	None	None
Retirement 2020 Fund—R Class	None	None	None	None
Retirement 2025	None	None	None	None
Retirement 2030	None	None	None	None
Retirement 2030 Fund—Advisor Class	None	None	None	None
Retirement 2030 Fund—R Class	None	None	None	None
Retirement 2035	None	None	None	None
Retirement 2040	None	None	None	None
Retirement 2040 Fund—Advisor Class	None	None	None	None
Retirement 2040 Fund—R Class	None	None	None	None
Retirement Income	None	None	None	None
Retirement Income Fund—Advisor Class	None	None	None	None
Retirement Income Fund—R Class	None	None	None	None
Science & Technology	None	over $100,000	$10,001-$50,000	None
Science & Technology Fund—Advisor Class	None	None	None	None
Short-Term Bond	None	None	over $100,000	over $100,000
Short-Term Bond Fund—Advisor Class	None	None	None	None
Small-Cap Stock	over $100,000	None	$10,001-$50,000	None
Small-Cap Stock Fund—Advisor Class	None	None	None	None
Small-Cap Value	None	None	None	over $100,000
Small-Cap Value Fund—Advisor Class	None	None	None	None
Spectrum Growth	None	None	None	None
Spectrum Income	None	None	None	None
Spectrum International	None	None	None	None
Summit Cash Reserves	over $100,000	over $100,000	None	over $100,000
Summit GNMA	None	None	None	None
Summit Municipal Income	None	None	None	None
Summit Municipal Intermediate	None	None	None	None
Summit Municipal Money Market	over $100,000	None	None	over $100,000
Tax-Efficient Balanced	None	None	over $100,000	None
Tax-Efficient Growth	None	None	None	None
Tax-Efficient Multi-Cap Growth	None	None	None	None
Tax-Exempt Money	over $100,000	None	over $100,000	None
Tax-Free High Yield	None	None	None	None
Tax-Free Income	None	None	over $100,000	None
Tax-Free Income Fund—Advisor Class	None	None	None	None
Tax-Free Intermediate Bond	None	None	None	None
Tax-Free Short-Intermediate	None	None	None	over $100,000
Total Equity Market Index	None	None	None	None
U.S. Bond Index	None	None	None	None
U.S. Treasury Intermediate	None	None	None	None
U.S. Treasury Long-Term	None	None	$50,001-$100,000	None
U.S. Treasury Money	None	None	None	None
Value	over $100,000	over $100,000	$50,001-$100,000	over $100,000
Value Fund—Advisor Class	None	None	None	None
Virginia Tax-Free Bond	None	None	None	None

Portfolio Managers` Holdings in the Price Funds

The following table sets forth the Price Fund holdings of the portfolio managers.
Fund		Range of Fund Holdings as of Fund`s Fiscal Year (unless otherwise indicated 1)	All Funds Range as of 12/31/04
Portfolio Manager
Balanced	Richard T. WhitneyEdmund N. Notzon III	$100,001-$500,000none	over $1,000,000500,001-1,000,000
Blue Chip Growth	Larry J. Puglia	500,001-1,000,000	over $1,000,000
Capital Appreciation	Stephen W. Boesel	500,001-1,000,000	over $1,000,000
Capital Opportunity	William J. Stromberg Richard T. Whitney	100,001-500,000 100,001-500,000	over $1,000,000 over $1,000,000
Corporate Income2	David A. Tiberii	1-10,000	100,001-500,000
Developing Technologies	Michael F. Sola	100,001-500,000	over $1,000,000
Diversified Mid-Cap Growth	Donald J. Peters	100,001-500,000	over $1,000,000
Diversified Small-Cap Growth	Paul W. Wojcik	100,001-500,000	100,001-500,000
Dividend Growth	Thomas J. Huber	100,001-500,000	over $1,000,000
Emerging Europe & Mediterranean2	Christopher D. Alderson	none	over $1,000,000
Emerging Markets Bond	Michael J. Conelius	50,001-100,000	500,001-1,000,000
Emerging Markets Stock 2	Christopher D. Alderson Frances Dydasco3 Mark J.T. Edwards Gonzalo Px87 ngaro	100,001-500,000 none none 50,001-100,000	over $1,000,000 none 500,001-1,000,000 over $1,000,000
Equity Income	Brian C. Rogers	over $1,000,000	over $1,000,000
Equity Index 500	Eugene F. Bair	10,001-50,000	50,001-100,000
European Stock 2	Robert A. Revel-Chion James B.M. Seddon	50,001-100,000 10,001-50,000	50,001-100,000 100,001-500,000
Extended Equity Market Index	Eugene F. Bair	1-10,000	50,001-100,000
Financial Services	Michael W. Holton	10,001-50,000	100,001-500,000
Global Stock2	Robert W. Smith Dean Tenerelli	100,001-500,000 none	over $1,000,000 none
Global Technology	Robert N. Gensler	50,001-100,000	500,001-1,000,000
GNMA2	Connice A. Bavely	none	over $1,000,000
Growth & Income	Anna M. Dopkin	100,001-500,000	500,001-1,000,000
Growth Stock	Robert W. Smith	over $1,000,000	over $1,000,000
Health Sciences	Kris H. Jenner	100,001-500,000	100,001-500,000
High Yield2	Mark J. Vaselkiv	100,001-500,000	over $1,000,000
Inflation Protected Bond2	Daniel O. Shackelford	10,001-50,000	500,001-1,000,000
International Bond	Ian D. Kelson	100,001-500,000	100,001-500,000
International Discovery 2	Frances Dydasco3 Mark J.T. Edwards M. Campbell Gunn3 Justin Thomson	none 100,001-500,000 none 100,001-500,000	none 500,001-1,000,000 none 100,001-500,000
International Equity Index2	Richard T. Whitney	50,001-100,000	over $1,000,000
International Growth & Income2	Raymond A. Mills, Ph.D.	100,001-500,000	100,001-500,000
International Stock 2	Mark C.J. Bickford-Smith James B.M. Seddon David J.L. Warren	100,001-500,000 100,001-500,000 100,001-500,000	100,001-500,000 100,001-500,000 100,001-500,000
Japan2	M. Campbell Gunn3 David J.L. Warren	none 50,001-100,000	none 100,001-500,000
Latin America2	Gonzalo Px87 ngaro	100,001-500,000	over $1,000,000
Maryland Short-Term Tax-Free Bond2	Charles B. Hill	none	500,001-1,000,000
Maryland Tax-Free Bond2	Hugh D. McGuirk	10,001-50,000	500,001-1,000,000
Maryland Tax-Free Money2	Joseph K. Lynagh	1-10,000	500,001-1,000,000
Media & Telecommunications	Robert N. Gensler	500,001-1,000,000	500,001-1,000,000
Mid-Cap Growth	Brian W.H. Berghuis	over $1,000,000	over $1,000,000
Mid-Cap Value	David J. Wallack	100,001-500,000	500,001-1,000,000
New America Growth	Joseph M. Milano	100,001-500,000	500,001-1,000,000
New Asia2	Frances Dydasco3 Mark J.T. Edwards	none 100,001-500,000	none 500,001-1,000,000
New Era	Charles M. Ober	100,001-500,000	500,001-1,000,000
New Horizons	John H. Laporte	over $1,000,000	over $1,000,000
New Income2	Daniel O. Shackelford	10,001-50,000	500,001-1,000,000
Personal Strategy Balanced2	Edmund M. Notzon III	10,001-50,000	500,001-1,000,000
Personal Strategy Growth2	Edmund M. Notzon III	10,001-50,000	500,001-1,000,000
Personal Strategy Income2	Edmund M. Notzon III	10,001-50,000	500,001-1,000,000
Prime Reserve2	James M. McDonald	50,001-100,000	over $1,000,000
Real Estate	David M. Lee	50,001-100,000	500,001-1,000,000
Retirement 20052	Jerome A. Clark Edmund M. Notzon III	none none	100,001-500,000 500,001-1,000,000
Retirement 2010 2	Jerome A. Clark Edmund M. Notzon III	none none	100,001-500,000 500,001-1,000,000
Retirement 20152	Jerome A. Clark Edmund M. Notzon III	none none	100,001-500,000 500,001-1,000,000
Retirement 2020 2	Jerome A. Clark Edmund M. Notzon III	none none	100,001-500,000 500,001-1,000,000
Retirement 20252	Jerome A. Clark Edmund M. Notzon III	none none	100,001-500,000 500,001-1,000,000
Retirement 2030 2	Jerome A. Clark Edmund M. Notzon III	none none	100,001-500,000 500,001-1,000,000
Retirement 20352	Jerome A. Clark Edmund M. Notzon III	100,001-500,000 none	100,001-500,000 500,001-1,000,000
Retirement 2040 2	Jerome A. Clark Edmund M. Notzon III	none none	100,001-500,000 500,001-1,000,000
Retirement Income2	Jerome A. Clark Edmund M. Notzon III	none none	100,001-500,000 500,001-1,000,000
Science & Technology	Michael F. Sola	50,001-100,000	over $1,000,000
Short-Term Bond2	Edward A. Wiese	50,001-100,000	over $1,000,000
Small-Cap Stock	Gregory A. McCrickard	100,001-500,000	over $1,000,000
Small-Cap Value	Preston G. Athey	over $1,000,000	over $1,000,000
Spectrum Growth	Edmund M. Notzon III	100,001-500,000	500,001-1,000,000
Spectrum Income	Edmund M. Notzon III	10,001-50,000	500,001-1,000,000
Spectrum International	Mark C.J. Bickford-Smith Brian C. Rogers David J.L. Warren	none none none	100,001-500,000 over $1,000,000 100,001-500,000
Summit Cash Reserves 2	James M. McDonald	10,001-50,000	over $1,000,000
Summit GNMA2	Connice A. Bavely	none	over $1,000,000
Summit Municipal Income2	Konstantine B. Mallas	10,001-50,000	500,001-1,000,000
Summit Municipal Intermediate2	Charles B. Hill	none	500,001-1,000,000
Summit Municipal Money Market2	Joseph K. Lynagh	none	500,001-1,000,000
Tax-Efficient Balanced2	Hugh D. McGuirkDonald J. Peters	1-10,000100,001-500,000	500,001-1,000,000 over $1,000,000
Tax-Efficient Growth2	Donald J. Peters	over $1,000,000	over $1,000,000
Tax-Efficient Multi-Cap Growth2	Donald J. Peters	100,001-500,000	over $1,000,000
Tax-Exempt Money 2	Joseph K. Lynagh	none	500,001-1,000,000
Tax-Free High Yield2	James M. Murphy	10,001-50,000	100,001-500,000
Tax-Free Income2	Mary J. Miller	100,001-500,000	over $1,000,000
Tax-Free Intermediate Bond2	Charles B. Hill	none	500,001-1,000,000
Tax-Free Short-Intermediate2	Charles B. Hill	none	500,001-1,000,000
Total Equity Market Index	Ann M. Holcomb	none	100,001-500,000
U.S. Bond Index2	Edmund M. Notzon III	10,001-50,000	500,001-1,000,000
U.S. Treasury Intermediate2	Cheryl A. Mickel	10,001-50,000	100,001-500,000
U.S. Treasury Long-Term2	Brian J. Brennan	none	100,001-500,000
U.S. Treasury Money 2	James M. McDonald	none	over $1,000,000
Value	John D. Linehan	100,001-500,000	over $1,000,000

1See table on page 6 for the fiscal year of the funds.

2The Range of Fund Holdings is as of December 31, 2004.

3The portfolio manager resides outside the U.S. in a jurisdiction where there are significant legal restrictions on sales to non-U.S. investors.

Fund		Range of Fund Holdings as of Fund`s Fiscal Year (unless otherwise indicated 1)	All Funds Range as of 12/31/04
Portfolio Manager
Institutional Emerging Markets Equity 2	Christopher D. Alderson Frances Dydasco5 Mark J.T. Edwards Gonzalo Px87 ngaro David J.L. Warren	none none none none none	over $1,000,000 none 500,001-1,000,000 over $1,000,000 100,001-500,000
Institutional Foreign Equity 2	Mark C.J. Bickford-Smith James B.M. Seddon David J.L. Warren	none none none	100,001-500,000 100,001-500,000 100,001-500,000
Institutional Core Plus2	Brian J. Brennan	none	100,001-500,000
Institutional High Yield2	Mark J. Vaselkiv	none	over $1,000,000
Institutional Large-Cap Core Growth	Larry J. Puglia	none	over $1,000,000
Institutional Large-Cap Growth	Robert W. Sharps	none	500,001-1,000,000
Institutional Large-Cap Value	John D. Linehan	none	over $1,000,000
Institutional Mid-Cap Equity Growth	Brian W.H. Berghuis	none	over $1,000,000
Institutional Small-Cap Stock	Gregory A. McCrickard	none	over $1,000,000

The following funds may be purchased only by institutional investors.

1See table on page 6 for the fiscal year of the funds.

2The Range of Fund Holdings is as of December 31, 2004.

The following funds are designed as investment options for insurance companies issuing variable annuity or variable life insurance contracts. Variable life insurance contracts may not be suitable investments for these portfolio managers.
Fund		Range of Fund Holdings as of Fund`s Fiscal Year (12/31/04)	All Funds Range as of 12/31/04
Portfolio Manager
Blue Chip Growth Portfolio	Larry J. Puglia	none	over $1,000,000
Equity Income Portfolio	Brian C. Rogers	none	over $1,000,000
Equity Index 500 Portfolio	Eugene F. Bair	none	50,001-100,000
Health Sciences Portfolio	Kris H. Jenner	none	100,001-500,000
International Stock Portfolio	Mark C.J. Bickford-Smith James B.M. Seddon David J.L. Warren	none none none	100,001-500,000 100,001-500,000 100,001-500,000
Limited-Term Bond Portfolio	Edward A. Wiese	none	over $1,000,000
Mid-Cap Growth Portfolio	Brian W.H. Berghuis	none	over $1,000,000
New America Growth Portfolio	Joseph M. Milano	none	500,001-1,000,000
Personal Strategy Balanced Portfolio	Edmund M. Notzon III	none	500,001-1,000,000
Prime Reserve Portfolio	James M. McDonald	none	over $1,000,000

The following funds are designed for persons residing in the indicated state. The portfolio managers reside in Maryland.
Fund		Range of Fund Holdings as of Fund`s Fiscal Year (unless otherwise indicated 1)	All Funds Range as of 12/31/04
Portfolio Manager
California Tax-Free Bond2	Konstantine B. Mallas	none	500,001-1,000,000
California Tax-Free Money 2	Joseph K. Lynagh	none	500,001-1,000,000
Florida Intermediate Tax-Free2	Charles B. Hill	none	500,001-1,000,000
Georgia Tax-Free Bond2	Hugh D. McGuirk	none	500,001-1,000,000
New Jersey Tax-Free Bond2	Konstantine B. Mallas	none	500,001-1,000,000
New York Tax-Free Bond2	Konstantine B. Mallas	none	500,001-1,000,000
New York Tax-Free Money 2	Joseph K. Lynagh	none	500,001-1,000,000
Virginia Tax-Free Bond2	Hugh D. McGuirk	none	500,001-1,000,000

1See table on page 6 for the fiscal year of the funds.

2The Range of Fund Holdings is as of December 31, 2004.

Portfolio Manager Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the fund`s prospectus, though other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. These comparable funds are approved by our Investment Steering Committees and are the same ones presented to our mutual fund directors in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered and is especially important for the Tax-Efficient Funds. Compensation is viewed with a long-term time horizon. The more consistent a manager`s performance over time, the higher the compensation opportunity. The increase or decrease in a fund`s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund`s expense ratio is usually taken into account.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Conflicts of Interest

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager`s Compensation" section, our portfolio managers` compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager. Please see the "Portfolio Transactions" section of this Statement of Additional Information for more information on our brokerage and trade allocation policies.

PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2005, the directors and officers of the funds, as a group, owned less than 1% of the outstanding shares of any fund.

As of January 31, 2005, the following shareholders of record owned more than 5% of the outstanding shares of the indicated funds and/or classes.

Fund	Shareholder	%
Balanced	T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department P.O. Box 17215 Baltimore, Maryland 21297-1215	52.10(c)
Blue Chip Growth	Pirateline & Co.
T. Rowe Price Associates
Attn.: Fund Accounting Department
100 East Pratt Street
Baltimore, Maryland 21202-1009

T. Rowe Price Retirement Plan Services TR
Blue Chip Growth Fund
Attn.: Asset Reconciliations
P.O. Box 17215
Baltimore, Maryland 21297-1215
5.57 35.88(b)
Blue Chip Growth Fund—Advisor Class	John Hancock Life Insurance Company USA Attn.: Laura Ross SRS Accounting 250 Bloor Street East 7E Floor Toronto Ontario Canada M4W1E5	82.10(a)
Blue Chip Growth Fund—R Class	American United Life
Separate Account II
Attn.: Dan Schluge
P.O. Box 1995
Indianapolis, Indiana 46206-9102

Nationwide Trust Company FSB
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, Ohio 43218-2029

T. Rowe Price Retirement Plan Services, Inc.
Omnibus Account
Retirement BCR, #493
P.O. Box 17215
Baltimore, Maryland 21297-1215
15.09 13.70 58.47(b)
California Tax-Free Money	Georgette O`Connor Day TR Georgette O`Connor Day Trust 301 North Bundy Drive Los Angeles, California 90049-2827	7.35
Capital Appreciation	Charles Schwab & Co., Inc. Reinvest Account Attn.: Mutual Fund Department 101 Montgomery Street San Francisco, California 94104-4122 National Financial Services for the Exclusive Benefit of Our Customers 200 Liberty Street One World Financial Center, 4th Floor New York, New York 10281-1003 T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department	8.71 7.45 11.00
Capital Appreciation Fund—Advisor Class	T. Rowe Price Associates Attn.: Financial Reporting Department 100 East Pratt Street Baltimore, Maryland 21202-1009	100.00(a)
Capital Opportunity	TRP Finance, Inc. 802 West Street Suite 301 Wilmington, Delaware 19801-1526 Trustees of T. Rowe Price U.S. Retirement Program Attn.: Financial Reporting Department P.O. Box 89000 Baltimore, Maryland 21289-0001	5.85 5.46
Capital Opportunity Fund—Advisor Class	T. Rowe Price Associates Attn.: Financial Reporting Department	100.00(a)
Capital Opportunity Fund—R Class	T. Rowe Price Associates Attn.: Financial Reporting Department	100.00(a)
Corporate Income	Yachtcrew & Co. T. Rowe Price Associates Attn.: Fund Accounting Department 100 East Pratt Street Baltimore, Maryland 21202-1009	47.04(d)
Developing Technologies	Trustees of T. Rowe Price U.S. Retirement Program Attn.: Financial Reporting Department	8.66
Dividend Growth	T. Rowe Price Trust Company, Inc. Dividend Growth Fund (DGF) Attn.: Asset Reconciliation P.O. Box 17215 Baltimore, Maryland 21297-1215	17.46
Emerging Europe & Mediterranean	National Financial Services LLC for the Exclusive Benefit of Our Customers	10.79
Emerging Markets Bond	Yachtcrew & Co.	31.93(d)
Emerging Markets Stock	Charles Schwab & Co., Inc. Pirateline & Co. T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department	10.74 14.55 7.43
Equity Income	T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department	21.81
Equity Income Fund—Advisor Class	John Hancock Life Insurance Company USA National Financial Services for the Exclusive Benefit of Our Customers	17.40 54.60(a)
Equity Income Fund—R Class	American United Life Nationwide Trust Company FSB c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, Ohio 43218-2029 Prudential Retirement Insurance & Annuity Company Omnibus Account Attn.: Hector Flores 280 Trumbull Street Hartford, Connecticut 06103-3509 T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement EIR, #471 P.O. Box 17215 Baltimore, Maryland 21297-1215 Unified Trust Company NA Attn.: Christina Redmon 2353 Alexandria Drive, Suite 100 Lexington, Kentucky 40504-3208	8.64 12.14 7.83 5.14 17.98
Equity Index 500	T. Rowe Price Trust Company, Inc. Attn.: RPS Control Department 10090 Red Run Boulevard Owings Mills, Maryland 21117-4842	29.65(c)
European Stock	Charles Schwab & Co., Inc.	9.48
Extended Equity Market Index	T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department	22.27
Financial Services	Charles Schwab & Co., Inc.	6.33
Global Stock	T. Rowe Price Retirement Plan Services, Inc. Omnibus Plan Install Team for #113 P.O. Box 17215 Baltimore, Maryland 21297-1215	14.73
GNMA	Yachtcrew & Co.	40.17(d)
Government Reserve Investment	Barnaclesail
c/o T. Rowe Price Associates
Attn.: Mid-Cap Growth Fund
100 East Pratt Street
Baltimore, Maryland 21202-1009

Mainbody & Co.
c/o T. Rowe Price Associates
Attn.: GNMA Fund
100 East Pratt Street
Baltimore, Maryland 21202-1009

T. Rowe Price Retirement Plan Services, Inc.
Attn.: RPS Cash Group
4555 Painters Mill Road
Owings Mills, Maryland 21117-4903
56.57(a) 20.33 10.57
Growth & Income	T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department	27.75(c)
Growth Stock	Pirateline & Co. Saxon and Co. Omnibus Account P.O. Box 7780-1888 Philadelphia, Pennsylvania 19182-0001 T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department	5.03 6.54 18.37
Growth Stock Fund—Advisor Class	National Financial Services for the Exclusive Benefit of
Our Customers

PFPC Brokerage Inc.
PFPC Wrap Services
FBO Neuberger Berman
760 Moore Road
King of Prussia, Pennsylvania 19406-1212

U.S. Bank
FBO Private Asset Department
OA Platform
P.O. Box 1787
Milwaukee, Wisconsin 53201-1787
42.02(a) 6.85 9.38
Growth Stock Fund—R Class	American United Life Nationwide Trust Company FSB Suntrust Bank TR FBO Checkfree Services Corporation 401(k) c/o FASCORP Record Keeper 8515 East Orchard Road Attn.: 2T2 Greenwood Village, Colorado 80111-5002 Suntrust Bank TR FBO Florida Rock Industries Inc. PS & Deferred Earnings Pl c/o FASCORP 8515 East Orchard Road Attn.: 2T2 Englewood, Colorado 80111-5002	12.74 10.89 8.72 20.95
Health Sciences	John Hancock Life Insurance Company USA	8.10
High Yield	SEI Private Trust Co. Attn.: Mutual Funds c/o Mellon Bank One Freedom Valley Drive Oaks, Pennsylvania 19456 Yachtcrew & Co.	5.01 24.96
High Yield Fund—Advisor Class	National Financial Services for the Exclusive Benefit of Our Customers	90.01(a)
Institutional Core Plus	TRP Finance, Inc.	100.00(a)
Institutional Emerging Markets Equity	Harris Trust & Savings Bank Agent for Various Trust/
Custodian Accounts
Cash Account
Mutual Funds Unit
P.O. Box 71940
Chicago, Illinois 60694-1940

Harris Trust & Savings Bank Agent for Various Trust/
Custodian Accounts
Reinvest Account
Mutual Funds Unit
P.O. Box 71940
Chicago, Illinois 60694-1940

Mercantile Safe Deposit & Trust Co.
Custodian FBO Abell Foundation
Attn.: Mutual Funds
766 Old Hammonds Ferry Road
Linthicum, Maryland 21090-2112

Schering-Plough Corp.
Post Retirement Trust
c/o Gary Karlin
One Giralda Farms
Madison, New Jersey 07940-1010

TRP Finance, Inc.
802 West Street
Suite 301
Wilmington, Delaware 19801-1526
57.67(a) 12.43 6.35 9.18 7.86
Institutional Foreign Equity	Northern Trust Company TR
As Custodian for the Reform Pension Board
Attn.: Mutual Funds Department
P.O. Box 92956
Chicago, Illinois 60675-2956

Smithsonian Institution
Ms. Debra Winstead
Tony Moceri
3 Chase Metrotech Center
5th Floor
Brooklyn, New York 11245-0001

State of Nebraska Investment
Council Fund K957 Moderate Pre-Mix Fund
941 "O" Street, Suite 500
Lincoln, Nebraska 68508-3625

State Street Bank & Trust Company
Trustee GlaxoSmithKline Retirement Savings Plan
P.O. Box 351
Boston, Massachusetts 02101-0351

T. Rowe Price Trust Company TTEE
Balanced Fund Employee Profit Sharing Retirement Plan of
Winn Dixie Stores, Inc.
Attn.: Guido Stubenrauch
100 E. Pratt Street
Baltimore, Maryland 21202-1009
5.69 7.20 7.85 6.59 5.89
Institutional High Yield	Bread & Co.
c/o T. Rowe Price Associates
Attn.: Balanced Fund
100 East Pratt Street
Baltimore, Maryland 21202-1009

Ladybug & Co.
c/o T. Rowe Price Associates
Attn.: Personal Strategy Balanced Fund
100 East Pratt Street
Baltimore, Maryland 21202-1009

Northern Trust Company TR
FBO Avaya
P.O. Box 92956
Chicago, Illinois 60675-2956

State Street Bank & Trust Co. Trust
For Defined Benefit Plans of Zeneca Holdings Inc.
Attn.: Robert Skinner
One Enterprise Drive, W5C
North Quincy, Massachusetts 02171-2126
26.64(a) 7.69 10.78 12.51
Institutional Large-Cap Core Growth	Post & Co.
c/o The Bank of New York
Mutual Fund Reorg Department, 6th Floor
P.O. Box 1066
Wall Street Station
New York, New York 10268-1066

TRP Finance, Inc.

TRUCOJO
Nominee for the Trust Company of St. Joseph Trust
Accounts
P.O. Box 846
St. Joseph, Missouri 64502-0846

The Jewish Foundation of Cincinnati
8044 Montgomery Road, Suite 700
Cincinnati, Ohio 45236-2926
58.14(a) 7.45 5.44 28.97(a)
Institutional Large-Cap Growth	Aage V. Jensen Charity Foundation c/o Mette Fabricius Skov 2 Clumps Road Farnham GU10 3HF UK Episcopal Community Services of the Diocese of Pennsylvania Attn.: Arthur J. Eyre 225 South 3rd Street Philadelphia, Pennsylvania 19106-3910 J.P. Morgan TR Allen & Co. 3 Chase Metrotech Center, 6th Floor Brooklyn, New York 11245-0001 National Merit Scholarship Corporation 1560 Sherman Avenue Suite 200 Evanston, Illinois 60201-4816 Reinco P.O. Box 1930 Honolulu, Hawaii 96805-1930 Wave Board & Co. c/o State Street Bank and Trust Attn.: Rob Spencer 1 Enterprise Drive, #W3A Quincy, Massachusetts 02171-2126	12.08 14.94 10.19 24.87 10.40 13.89
Institutional Large-Cap Value	Aage V. Jensen Charity Foundation

Carey & Co.
c/o Huntington Trust Co.
7 Easton Oval
Columbus, Ohio 43219-6010

Episcopal Community Services of the Diocese of
Pennsylvania

Fidelity Management TR
FBO Retirement Savings Plan for Pilots of US Airways Inc.
82 Devonshire Street Z1M
Boston, Massachusetts 02109-3614

J.P. Morgan TR Allen & Co.

Penco
The Bank of Kentucky
111 Lookout Farm Drive
P.O. Box 17540
Covington, Kentucky 41017-0540

Wells Fargo Bank NA FBO
Western Administrative
P.O. Box 1533
Minneapolis, Minnesota 55480-1533
7.10 29.12(a) 8.78 12.81 6.97 7.11 20.00
Institutional Mid-Cap Equity Growth	Bank of New York TR FBO Arch Coal Pension Plan Attn.: Tom Campbell One Wall Street, 12th Floor New York, New York 10286-0001 U.S. Bank FBO Land O Lakes Retirement Trust Mutual Funds Department P.O. Box 1787 Milwaukee, Wisconsin 53201-1787	5.22 5.71
Institutional Small-Cap Stock	Northern Trust Company TR Illinois Tool Works Pension Trust Attn.: Felix Rodriquez 3600 West Lake Avenue Glenview, Illinois 60026-1215 Sigler & Co. Custodian Smithsonian Institution Tony Moceri 3 Chase Metrotech Center, 5th Floor Brooklyn, New York 11245-0001 State Street Trust & Banking Company Shirovama JT Trust Tower 4-3-1 Toranomon Minato-Ku Tokyo, Japan 105-6014	12.41 16.45 15.99
International Bond	Charles Schwab & Co., Inc. National Financial Services for the Exclusive Benefit of Our Customers Yachtcrew & Co.	12.40 5.08 33.30(d)
International Bond Fund—Advisor Class	Citigroup Global Markets Inc.
333 West 34th Street, 3rd Floor
New York, New York 10001-2402

National Financial Services for the Exclusive Benefit of
Our Customers

Smith Barney Corp Trust Company TR
Smith Barney 401(k) Advisor Group
c/o Citistreet
Two Tower Center
P.O. Box 1063
East Brunswick, New Jersey 08816-1063
41.42(a) 27.86(a) 17.94
International Discovery	T. Rowe Price Retirement Plan Services, Inc. Attn.: Asset Reconciliation P.O. Box 17215 Baltimore, Maryland 21297-1215 Vanguard Fiduciary Trust Company T. Rowe Price Retail Class Funds Attn.: Outside Funds P.O. Box 2600 VM 613 Valley Forge, Pennsylvania 19482-2600	6.49 7.89
International Equity Index	T. Rowe Price Retirement Plan Services, Inc. Omnibus Plan New Business-Conv. Assets #135 IXF P.O. Box 17215 Baltimore, Maryland 21297-1215	8.60
International Growth & Income	Pirateline & Co.

Retirement Portfolio 2010
T. Rowe Price Associates
Attn.: Fund Accounting Department
100 East Pratt Street
Baltimore, Maryland 21202-1009

Retirement Portfolio 2020
T. Rowe Price Associates
Attn.: Fund Accounting Department
100 East Pratt Street
Baltimore, Maryland 21202-1009

Retirement Portfolio 2030
T. Rowe Price Associates
Attn.: Fund Accounting Department
100 East Pratt Street
Baltimore, Maryland 21202-1009
27.48(e) 7.62 10.99 7.72
International Growth & Income Fund—Advisor Class	U.S. Bank FBO Private Asset Department OA Platform	97.82(a)
International Growth & Income Fund—R Class	American United Life	68.32(a)
International Stock	Pirateline & Co. T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department	5.0316.70
International Stock Fund—Advisor Class	Citigroup Global Markets Inc. 333 West 34th Street, 3rd Floor New York, New York 10001-2402	22.64
International Stock Fund—R Class	American United Life T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement ISR, #437 P.O. Box 17215 Baltimore, Maryland 21297-1215	8.33 70.50(b)
Japan	Bobstay & Co. T. Rowe Price Associates Attn.: Fund Accounting Department 100 East Pratt Street Baltimore, Maryland 21202-1009 Charles Schwab & Co., Inc.	5.19 7.68
Latin America	Charles Schwab & Co., Inc. Wilmington Trust Co. TR FBO Continental Airlines Inc. DCP Plan c/o Mutual Funds P.O. Box 8971 Wilmington, Delaware 19899-8971	6.77 7.40
Maryland Short-Term Tax-Free Bond	Charles Schwab & Co., Inc.	5.75
Media & Telecommunications	Charles Schwab & Co., Inc. T. Rowe Price Trust Company, Inc. Media & Telecommunications Fund DST #121 P.O. Box 17215 Baltimore, Maryland 21297-1215	5.08 7.84
Mid-Cap Growth	Charles Schwab & Co., Inc. T. Rowe Price Trust Company, Inc. Attn.: Asset Reconciliations P.O. Box 17215 Baltimore, Maryland 21297-1215	8.25 17.52
Mid-Cap Growth Fund—Advisor Class	MITRA & Company 1000 N. Water Street Attn.: Exp Mutual Funds Milwaukee, Wisconsin 53202-6648 National Financial Services for the Exclusive Benefit of Our Customers U.S. Bank FBO Private Asset Department OA Platform Vanguard Fiduciary Trust Company T. Rowe Price Advisor Class Funds Attn.: Outside Funds P.O. Box 2900 VM 613 Valley Forge, Pennsylvania 19482-2900 Wells Fargo Bank NA FBO RPS T. Rowe Price Mid-Cap Growth P.O. Box 1533 Minneapolis, Minnesota 55480-1533	6.09 17.65 5.06 7.76 5.18
Mid-Cap Growth Fund—R Class	ING Life Insurance and Annuity Company 151 Farmington Avenue Hartford, Connecticut 06156-0001 Nationwide Trust Company FSB ReliaStar Life Insurance Company 151 Farmington Avenue #TN41 Hartford, Connecticut 06156-0001 T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement MGR, #464 P.O. Box 17215 Baltimore, Maryland 21297-1215	17.34 14.68 15.16 5.72
Mid-Cap Value	Charles Schwab & Co., Inc. National Financial Services for the Exclusive Benefit of Our Customers 200 Liberty Street One Financial Center, 5th Floor New York, New York 10281-1015 T. Rowe Price Retirement Plan Services, Inc. Omnibus Account New Business Group for #115 P.O. Box 17215 Baltimore, Maryland 21297-1215	7.57 7.71 5.57
Mid-Cap Value Fund—Advisor Class	National Financial Services for the Exclusive Benefit of Our Customers U.S. Bank FBO Private Asset Department OA Platform	19.42 8.73
Mid-Cap Value Fund—R Class	American United Life

ING Life Insurance and Annuity Company

J.P. Morgan Chase TR
FBO ADP Mid Market Product
Attn.: Lisa Glenn
3 Metrotech Center, 6th Floor
Brooklyn, New York 11245-0001

Nationwide Trust Company FSB

State Street Bank & TR
FBO ADP Daily Valuation B
Attn.: Susan McDonough
105 Rosemont Road
Westwood, Massachusetts 02090-2318
6.01 7.06 7.06 12.29 25.66(a)
New America Growth	T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department Wilmington Trust Co. TR FBO Continental Airlines Inc. DCP Plan c/o Mutual Funds P.O. Box 8971 Wilmington, Delaware 19899-8971	24.42 10.74
New Asia	Charles Schwab & Co., Inc. Reinvest Account Attn.: Mutual Fund Department 101 Montgomery Street San Francisco, California 94104-4122	8.49
New Era	Charles Schwab & Co., Inc.	10.12
New Horizons	Pirateline & Co. T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department	6.90 32.45(c)
New Income	T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department Yachtcrew & Co.	10.76 35.79(d)
New Income Fund—Advisor Class	Oppenheimer & Co. Inc. Custodian for Juan Ramon Perez IRA/Rollover PAS Account 2529 West Apricot Drive Beverly Hills, Florida 34465-3054 T. Rowe Price Associates Attn.: Financial Reporting Department	5.91 8.88
New Income Fund—R Class	AMVESCAP National Trust Company as Agent for VALIC
FBO Pieper Bancorp Inc. Profit Sharing Plan
P.O. Box 105779
Atlanta, Georgia 30348-5779

Circle Trust Company Custodian
FBO Dynamic Data Systems Inc.
401(k) PSP
Metro Center
One Station Place
Stamford, Connecticut 06902-6800

T. Rowe Price Retirement Plan Services, Inc.
Omnibus Account
Retirement NIR, #443
P.O. Box 17215
Baltimore, Maryland 21297-1215
6.54 5.35 60.66(b)
New York Tax-Free Money	Coleman M. Brandt Grace L. Brandt JT TEN 330 West 72nd Street, Apt. 10A New York, New York 10023-2649	8.70
Personal Strategy Balanced	T. Rowe Price Trust Company, Inc. TR Balanced Attn.: Asset Reconciliation P.O. Box 17215 Baltimore, Maryland 21297-1215	57.64(c)
Personal Strategy Growth	Hartford Life Insurance Co.
Separate Account TK
Attn.: David Ten Broeck
P.O. Box 2999
Hartford, Connecticut 06104-2999

T. Rowe Price Trust Company, Inc. TR
Attn.: Growth Asset
P.O. Box 17215
Baltimore, Maryland 21297-1215
5.33 50.06(c)
Personal Strategy Income	T. Rowe Price Trust Company, Inc. TR Income Attn.: Asset Reconciliation P.O. Box 17215 Baltimore, Maryland 21297-1215	49.06(c)
Prime Reserve	T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department	15.65
Real Estate	T. Rowe Price Retirement Plan Services, Inc. Omniplan Account Fund 122 RAMS #22 New Business Group Conv Asset #122 P.O. Box 17215 Baltimore, Maryland 21297-1215	8.28
Real Estate Fund—Advisor Class	T. Rowe Price Associates Attn.: Financial Reporting Department	100.00(a)
Reserve Investment	Covewater & Co.
c/o T. Rowe Price Associates
Attn.: Mid-Cap Value Fund
100 East Pratt Street
Baltimore, Maryland 21202-1009

Oceanoar & Co.
c/o T. Rowe Price Associates
Attn.: Small-Cap Value Fund
100 East Pratt Street
Baltimore, Maryland 21202-1009

Overlap & Co.
c/o T. Rowe Price Associates
Attn.: Small-Cap Stock Fund
100 East Pratt Street
Baltimore, Maryland 21202-1009

Seamile & Co.
c/o T. Rowe Price Associates
Attn.: Capital Appreciation Fund
100 East Pratt Street
Baltimore, Maryland 21202-1009

Taskforce & Co.
c/o T. Rowe Price Associates
Attn.: Equity Income Fund
100 East Pratt Street
Baltimore, Maryland 21202-1009

T. Rowe Price Managed GIC
Stable Value Fund
T. Rowe Price Associates, Inc.
100 East Pratt Street, 7th Floor
Baltimore, Maryland 21202-1009
5.81 6.54 9.33 17.91 13.74 6.54
Retirement 2005	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement ABH1 #155 P.O. Box 17215 Baltimore, Maryland 21297-1215	81.29(b)
Retirement 2010	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement 2010, #140 P.O. Box 17215 Baltimore, Maryland 21297-1215	62.79(b)
Retirement 2010 Fund—Advisor Class	Saxon and Co.

Scudder Trust Company TR
FBO United Business Media 401(k) Plan
Asset Reconciliation Department
P.O. Box 1757
Salem, New Hampshire 03079-1143

TRUSTlynx & Company
P.O. Box 173736
Denver, Colorado 80217-3736

Union Central Life Insurance Co.
1876 Waycross Road, #3
Cincinnati, Ohio 45240-2899
17.20 48.88(a) 18.13 15.43
Retirement 2010 Fund—R Class	Saxon and Co. T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Merger Retirement MGR, #450 P.O. Box 17215 Baltimore, Maryland 21297-1215	47.67(a) 14.06
Retirement 2015	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement ABH2 #156 P.O. Box 17215 Baltimore, Maryland 21297-1215	75.74(b)
Retirement 2020	Mac & Co.
Mutual Funds Operations
P.O. Box 3198
525 William Penn Place
Pittsburgh, Pennsylvania 15219-1707

T. Rowe Price Retirement Plan Services, Inc.
Omnibus Account
Retirement 2020, #141
P.O. Box 17215
Baltimore, Maryland 21297-1215
5.18 64.10(b)
Retirement 2020 Fund—Advisor Class	Saxon and Co. Scudder Trust Company TR FBO United Business Media 401(k) Plan TRUSTlynx & Company Union Central Life Insurance Co.	39.43(a) 5.14 12.28 42.33(a)
Retirement 2020 Fund—R Class	Saxon and Co. T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Merger Retirement MGR, #451 P.O. Box 17215 Baltimore, Maryland 21297-1215	51.53(a) 17.28
Retirement 2025	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement ABH3 #157 P.O. Box 17215 Baltimore, Maryland 21297-1215	76.51(b)
Retirement 2030	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement 2030, #142 P.O. Box 17215 Baltimore, Maryland 21297-1215	66.43(b)
Retirement 2030 Fund—Advisor Class	Saxon and Co. Scudder Trust Company TR FBO United Business Media 401(k) Plan Union Central Life Insurance Co.	37.23(a) 27.98(a) 32.56(a)
Retirement 2030 Fund—R Class	Saxon and Co. T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Merger Retirement MGR, #452 P.O. Box 17215 Baltimore, Maryland 21297-1215	55.12(a) 21.74
Retirement 2035	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement ABH4 #158 P.O. Box 17215 Baltimore, Maryland 21297-1215	77.55(b)
Retirement 2040	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement 2040, #143 P.O. Box 17215 Baltimore, Maryland 21297-1215	69.74(b)
Retirement 2040 Fund—Advisor Class	Saxon and Co. Scudder Trust Company TR FBO United Business Media 401(k) Plan Union Central Life Insurance Co.	47.69(a) 7.59 38.52(a)
Retirement 2040 Fund—R Class	Saxon and Co. T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Merger Retirement MGR, #453 P.O. Box 17215 Baltimore, Maryland 21297-1215 TRUSTlynx & Company	49.95(a) 30.78(b) 7.67
Retirement Income	T. Rowe Price Retirement Plan Services, Inc. Omnibus Account Retirement Income, #145 P.O. Box 17215 Baltimore, Maryland 21297-1215	35.26(b)
Retirement Income Fund—Advisor Class	Scudder Trust Company TR FBO United Business Media 401(k) Plan TRUSTlynx & Company	82.36(a) 17.61
Retirement Income Fund—R Class	TRAC 2000
Shaklee 401(k) Retirement Savings Plan
John Yinger
115 Belvedere, Apt. #2
San Francisco, California 94117-3915

T. Rowe Price Retirement Plan Services, Inc.
Omnibus Account Merger
Retirement MGR, #454
P.O. Box 17215
Baltimore, Maryland 21297-1215
7.10 80.96(b)
Science & Technology	T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department	25.04(c)
Science & Technology Fund—Advisor Class	John Hancock Life Insurance Company USA Vanguard Fiduciary Trust Company	87.95(a) 7.47
Short-Term Bond	Yachtcrew & Co.	27.29(d)
Short-Term Bond Fund—Advisor Class	T. Rowe Price Associates Attn.: Financial Reporting Department	100.00(a)
Small-Cap Stock	Norwest Bank Company NA TR FBO State of Minnesota Deferred Compensation Plan Minnesota State Deferred Compensation Plan Trust c/o Great West Life Recordkeeper 8515 East Orchard Road Attn.: 2T2 Englewood, Colorado 80111-5002 T. Rowe Price Trust Company, Inc. T. Rowe Price OTC Fund Attn.: RPS Control Department P.O. Box 17215 Baltimore, Maryland 21297-1215	5.54 17.63
Small-Cap Stock Fund—Advisor Class	ICMA Retirement Trust 777 North Capitol Street NE, Suite 600 Washington, DC 20002-4240 Minnesota Life 401 Robert Street Saint Paul, Minnesota 55101-2000 Northern Trust Company TR Home Depot Future Builder 401(k) Plan P.O. Box 92994 Chicago, Illinois 60675-2956 Vanguard Fiduciary Trust Company	14.67 21.29 10.12 9.85
Small-Cap Value	T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department	27.23(c)
Small-Cap Value Fund—Advisor Class	ICMA Retirement Trust John Hancock Life Insurance Company USA Merrill Lynch Pierce Fenner & Smith Inc. for the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	18.99 48.12(a) 8.44
Spectrum Growth	T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department	19.94
Spectrum Income	John Hancock Life Insurance Company USA T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department	24.94 22.48
Spectrum International	T. Rowe Price Retirement Plan Services, Inc. Omniplan Account New Business Group for #08 P.O. Box 17215 Baltimore, Maryland 21297-1215	6.17
Summit Cash Reserves	T. Rowe Price Trust Company, Inc. Attn.: Asset Reconciliations	20.32
Summit Municipal Income	National Financial Services for the Exclusive Benefit of Our Customers 200 Liberty One Financial Center, 4th Floor New York, New York 10281-1015	5.48
Summit Municipal Intermediate	Charles Schwab & Co., Inc. Prudential Investment Management Services FBO Mutual Funds Clients Attn.: Pruchoice Unit Mail Stop 194-201 194 Wood Avenue S Iselin, New Jersey 08830-2710	6.93 24.25
Summit Municipal Money Market	T. Rowe Price Associates
Attn.: Financial Reporting Department

T. Rowe Price Group, Inc.
Attn.: Financial Reporting Department
P.O. Box 89000
Baltimore, Maryland 21289-5076

T. Rowe Price International, Inc.
Attn.: Financial Reporting Department
100 East Pratt Street
Baltimore, Maryland 21202-1009
36.52(a) 8.13 14.28
Tax-Exempt Money	T. Rowe Price Associates Attn.: Financial Reporting Department Pershing Division of DLJ Securities Corporation for Exclusive Benefit of T. Rowe Price Money Fund Customer Accounts 1 Pershing Plaza Jersey City, New Jersey 07399-0002	7.37 5.72
Tax-Free Income Fund—Advisor Class	National Financial Services for the Exclusive Benefit of Our Customers	99.72(a)
Tax-Free Short-Intermediate	Charles Schwab & Co., Inc.	5.91
U.S. Bond Index	Alaska College Savings Trust
ACT Portfolio
c/o T. Rowe Price Associates
Attn.: Kimberly Vanscoy, Fixed Income
100 East Pratt Street, 7th Floor
Baltimore, Maryland 21202-1009

TRP Finance, Inc.

T. Rowe Price Retirement Plan Services, Inc.
Omnibus Plan
New Business-Conv. Assets #134 UBX
P.O. Box 17215
Baltimore, Maryland 21297-1215
7.94 6.12 39.61(b)
U.S. Treasury Intermediate	T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department	21.50
U.S. Treasury Long-Term	T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department Yachtcrew & Co.	11.89 39.29(d)
U.S. Treasury Money	T. Rowe Price Trust Company, Inc. Attn.: TRPS Institutional Control Department	18.05
Value	Northern Trust Company TR FBO Pfizer Savings and Investment Plan P.O. Box 92994 Chicago, Illinois 60675-2994 Pirateline & Co. Retirement Portfolio 2020 Retirement Portfolio 2030 T. Rowe Price Trust Company, Inc. Attn.: Installation Team for TRPS Institutional Control	6.10 7.85 7.20 5.39 17.40
Value Fund—Advisor Class	Bost & Company FBO Directed Account Plan Mutual Fund Operations P.O. Box 3198 Pittsburgh, Pennsylvania 15230-3198 ING Life Insurance and Annuity Company Minnesota Life	20.68 24.67 38.25(a)

(a)At the level of ownership indicated, the shareholder would be able to determine the outcome of most issues that are submitted to shareholders for vote.

(b)T. Rowe Price Retirement Plan Services, Inc., is a wholly owned subsidiary of T. Rowe Price Associates, Inc., which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. T. Rowe Price Retirement Plan Services is not the beneficial owner of these shares. Such shares are held of record by T. Rowe Price Retirement Plan Services and are normally voted by various retirement plans and retirement plan participants.

(c)T. Rowe Price Trust Company is a wholly owned subsidiary of T. Rowe Price Associates, Inc., which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. T. Rowe Price Trust Company is not the beneficial owner of these shares. Such shares are held of record by T. Rowe Price Trust Company and are normally voted by various retirement plans and retirement plan participants.

(d)Yachtcrew & Co. owns the indicated percentage of the outstanding shares of the fund through the Spectrum Funds. Shares of the fund held by the Spectrum Funds are "echo-voted" by Spectrum Funds in the same proportion as the shares of the fund are voted by its non-Spectrum Fund shareholders.

(e)Pirateline & Co. owns the indicated percentage of the outstanding shares of the fund through the Spectrum Funds. Shares of the fund held by the Spectrum Funds are "echo-voted" by Spectrum Funds in the same proportion as the shares of the fund are voted by its non-Spectrum Fund shareholders.

INVESTMENT MANAGEMENT agreements

T. Rowe Price International, Inc. is the investment manager for all international and foreign funds and has executed an Investment Management Agreement with each such fund. T. Rowe Price Associates, Inc. is the investment manager for all other funds and has executed an Investment Management Agreement with each such fund. T. Rowe Price Associates and T. Rowe Price International are hereinafter referred to as "Investment Managers". T. Rowe Price Associates is a wholly owned subsidiary of T. Rowe Price Group, Inc.

T. Rowe Price International is a wholly owned subsidiary of T. Rowe Price Finance, Inc., which is a wholly owned subsidiary of T. Rowe Price Associates.

Services

Under the Investment Management Agreement (except for the Japan Fund and the Japanese investments of the International Discovery Fund), the Investment Managers provide the funds with discretionary investment services. Specifically, the Investment Managers are responsible for supervising and directing the investments of the funds in accordance with the funds` investment objectives, programs, and restrictions as provided in the funds` prospectuses and this SAI. The Investment Managers are also responsible for effecting all security transactions on behalf of the funds, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. For the Japan Fund and the Japanese investments of the International Discovery Fund, T. Rowe Price International has entered into a subadvisory agreement with T. Rowe Price Global Investment Services Limited ("Global Investment Services") under which, subject to the supervision of T. Rowe Price International, Global Investment Services provides the same services described above that T. Rowe Price International provides for the other funds.

In addition to the services described above, the Investment Managers provide the funds with certain corporate administrative services, including: maintaining the funds` corporate existence and corporate records; registering and qualifying fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the funds; maintaining liaison with the agents employed by the funds such as the funds` custodian and transfer agent; assisting the funds in the coordination of such agent`s activities; and permitting employees of the Investment Managers to serve as officers, directors, and committee members of the funds without cost to the funds.

The Investment Management Agreements also provide that the Investment Managers, their directors, officers, employees, and certain other persons performing specific functions for the funds will be liable to the funds only for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The subadvisory agreements with respect to the Japan and International Discovery Funds have a similar provision limiting the liability of Global Investment Services for errors, mistakes, and losses other than those caused by its willful misfeasance, bad faith, or gross negligence.

Under the Investment Management Agreements, the Investment Managers are permitted to utilize the services or facilities of others to provide them or the funds with statistical and other factual information, advice regarding economic factors and trends, advice as to occasional transactions in specific securities, and such other information, advice, or assistance as the Investment Managers may deem necessary, appropriate, or convenient for the discharge of their obligations under the Investment Management Agreements or otherwise helpful to the funds. The subadvisory agreement with respect to the Japan and International Discovery Funds has a similar provision permitting Global Investment Services to utilize, at its own cost, the services or facilities of others.

All funds except Index, Institutional, Reserve Investment, Retirement, Spectrum, Summit Income, and Summit Municipal Funds

Management Fees

The funds pay the Investment Managers a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to the Investment Managers on the first business day of the next succeeding calendar month and is calculated as described next.

The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds` group fee accrual as determined below ("Daily Price Funds` Group Fee Accrual") by the ratio of the Price Funds` net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds` Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds` Group Fee Accrual for that day as determined in accordance with the following schedule:

0.480%	First $1 billion	0.360%	Next $2 billion	0.310%	Next $16 billion
0.450%	Next $1 billion	0.350%	Next $2 billion	0.305%	Next $30 billion
0.420%	Next $1 billion	0.340%	Next $5 billion	0.300%	Next $40 billion
0.390%	Next $1 billion	0.330%	Next $10 billion	0.295%	Thereafter
0.370%	Next $1 billion	0.320%	Next $10 billion

For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by Investment Services (excluding the Retirement Funds, Spectrum Funds, Reserve Investment Funds, and any Index or private label mutual funds). For the purpose of calculating the Daily Price Funds` Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with each fund`s prospectus as of the close of business on the previous business day on which the fund was open for business.

The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one (1) over the number of calendar days in the year by the individual Fund Fee Rate. The product of this calculation is multiplied by the net assets of the fund for that day, as determined in accordance with the fund`s prospectus as of the close of business on the previous business day on which the fund was open for business. The individual fund fees are listed in the following table:
Fund	Fee %
Balanced	0.15%
Blue Chip Growth	0.30
California Tax-Free Bond	0.10
California Tax-Free Money	0.10
Capital Appreciation	0.30
Capital Opportunity	0.20
Corporate Income	0.15
Developing Technologies	0.60
Diversified Mid-Cap Growth	0.35
Diversified Small-Cap Growth	0.35
Dividend Growth	0.20
Emerging Europe & Mediterranean	0.75
Emerging Markets Bond	0.45
Emerging Markets Stock	0.75
Equity Income	0.25
European Stock	0.50
Financial Services	0.35
Florida Intermediate Tax-Free	0.05
GNMA	0.15
Georgia Tax-Free Bond	0.10
Global Stock	0.35
Global Technology	0.45
Growth & Income	0.25
Growth Stock	0.25
Health Sciences	0.35
High Yield	0.30
Inflation Protected Bond	0.05
International Bond	0.35
International Discovery	0.75
International Growth & Income	0.35
International Stock	0.35
Japan	0.50
Latin America	0.75
Maryland Short-Term Tax-Free Bond	0.10
Maryland Tax-Free Bond	0.10
Maryland Tax-Free Money	0.10
Media & Telecommunications	0.35
Mid-Cap Growth	0.35
Mid-Cap Value	0.35
New America Growth	0.35
New Asia	0.50
New Era	0.25
New Horizons	0.35
New Income	0.15
New Jersey Tax-Free Bond	0.10
New York Tax-Free Bond	0.10
New York Tax-Free Money	0.10
Personal Strategy Balanced	0.25
Personal Strategy Growth	0.30
Personal Strategy Income	0.15
Prime Reserve	0.05
Real Estate	0.30
Science & Technology	0.35
Short-Term Bond	0.10
Small-Cap Stock	0.45
Small-Cap Value	0.35
Tax-Efficient Balanced	0.20
Tax-Efficient Growth	0.30
Tax-Efficient Multi-Cap Growth	0.35
Tax-Exempt Money	0.10
Tax-Free High Yield	0.30
Tax-Free Income	0.15
Tax-Free Intermediate Bond	0.05
Tax-Free Short-Intermediate	0.10
U.S. Treasury Intermediate	0.05
U.S. Treasury Long-Term	0.05
U.S. Treasury Money	0.00
Value	0.35
Virginia Tax-Free Bond	0.10

Index, Institutional, Reserve Investment, Retirement, Spectrum, Summit Income, and Summit Municipal Funds

The following funds pay the Investment Managers an annual investment management fee in monthly installments of the amount listed below based on the average daily net asset value of the fund.
Fund	Fee %
Equity Index 500	0.15%
Institutional Foreign Equity	0.70
Institutional Large-Cap Core Growth	0.55
Institutional Large-Cap Growth	0.55
Institutional Large-Cap Value	0.55
Institutional Mid-Cap Equity Growth	0.60
Institutional Small-Cap Stock	0.65

The following funds ("Single Fee Funds") pay the Investment Managers a single annual investment management fee in monthly installments of the amount listed below based on the average daily net asset value of the fund.

Fund	Fee %
Extended Equity Market Index	0.40%
Institutional Emerging Markets Equity	1.10
Institutional High Yield	0.50
International Equity Index	0.50
Summit Cash Reserves	0.45
Summit GNMA	0.60
Summit Municipal Money Market	0.45
Summit Municipal Intermediate	0.50
Summit Municipal Income	0.50
Total Equity Market Index	0.40
U.S. Bond Index	0.30

The Investment Management Agreement between each Single Fee Fund and the Investment Managers provides that the Investment Managers will pay all expenses of each fund`s operations, except interest, taxes, brokerage commissions, and other charges incident to the purchase, sale, or lending of the fund`s portfolio securities, directors` fees and expenses (including counsel fees and expenses), and such non-recurring or extraordinary expenses that may arise, including the costs of actions, suits, or proceedings to which the fund is a party and the expenses the fund may incur as a result of its obligation to provide indemnification to its officers, directors, and agents. However, the Boards for the funds reserve the right to impose additional fees against shareholder accounts to defray expenses which would otherwise be paid by the Investment Managers under the Investment Management Agreement. The Boards do not anticipate levying such charges; such a fee, if charged, may be retained by the funds or paid to the Investment Managers.

The Fee is paid monthly to the Investment Managers on the first business day of the next succeeding calendar month and is the sum of the Daily Fee accruals for each month. The Daily Fee accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the appropriate Fee. The product of this calculation is multiplied by the net assets of the fund for that day, as determined in accordance with each fund`s prospectus as of the close of business on the previous business day on which the fund was open for business.

Government Reserve Investment, Reserve Investment, Retirement, and Spectrum Funds

None of these funds pay T. Rowe Price an investment management fee.

Japan Fund

Under a subadvisory agreement between T. Rowe Price International and Global Investment Services approved by the directors of the Japan Fund, Global Investment Services, subject to the supervision of T. Rowe Price International, will manage all the investments of the Japan Fund. For its services, Global Investment Services will receive 60% of the investment management fee received by T. Rowe Price International from the Japan Fund.

International Discovery Fund

Under a subadvisory agreement between T. Rowe Price International and Global Investment Services approved by the directors of the International Discovery Fund, Global Investment Services, subject to the supervision of T. Rowe Price International, will manage the yen-denominated investments of the International Discovery Fund. For its services, Global Investment Services will receive 50% of the investment management fee received by T. Rowe Price International from the International Discovery Fund attributable to the yen-denominated investments of the International Discovery Fund.

Management Fee Compensation

The following table sets forth the total management fees, if any, paid to the Investment Managers by each fund, during the fiscal years indicated:
Fund	Fiscal Year Ended
	2/29/04	2/28/03	2/28/02
California Tax-Free Bond	$1,128,000	$1,113,000	$1,026,000
California Tax-Free Money	403,000	333,000	330,000
Florida Intermediate Tax-Free	415,000	391,000	351,000
Georgia Tax-Free Bond	367,000	353,000	305,000
Maryland Short-Term Tax-Free Bond	1,023,000	802,000	561,000
Maryland Tax-Free Bond	5,565,000	5,430,000	4,898,000
Maryland Tax-Free Money	336,000	175,000	29,000
New Jersey Tax-Free Bond	640,000	581,000	532,000
New York Tax-Free Bond	978,000	964,000	884,000
New York Tax-Free Money	448,000	412,000	423,000
Tax-Efficient Balanced	231,000	231,000	267,000
Tax-Efficient Growth	441,000	406,000	489,000
Tax-Efficient Multi-Cap Growth	146,000	23,000	17,000
Tax-Exempt Money	2,980,000	3,048,000	3,197,000
Tax-Free High Yield	6,979,000	6,947,000	6,882,000
Tax-Free Income(a)	7,315,000	6,904,000	6,701,000
Tax-Free Intermediate Bond	616,000	561,000	473,000
Tax-Free Short-Intermediate	2,462,000	2,180,000	1,821,000
Virginia Tax-Free Bond	1,712,000	1,605,000	1,442,000

(a)The fund has two classes of shares. The management fee is allocated to each class based on relative net assets.

Fund	Fiscal Year Ended
	5/31/04	5/31/03	5/31/02
Corporate Income	$430,000	$297,000	$232,000
GNMA	6,366,000	6,528,000	5,287,000
Government Reserve Investment	(a)	(a)	(a)
High Yield(b)	22,485,000	14,527,000	10,173,000
Inflation Protected Bond	131,000	0	(c)
Institutional High Yield	3,407,000	796,000	(c)
New Income(d)	10,947,000	9,469,000	8,361,000
Personal Strategy Balanced	4,412,000	3,071,000	3,775,000
Personal Strategy Growth	3,079,000	1,561,000	1,908,000
Personal Strategy Income	1,390,000	747,000	1,092,000
Prime Reserve	19,470,000	21,177,000	21,485,000
Reserve Investment	(a)	(a)	(a)
Retirement 2005	(a)	(a)	(a)
Retirement 2010	(a)	(a)	(a)
Retirement 2015	(a)	(a)	(a)
Retirement 2020	(a)	(a)	(a)
Retirement 2025	(a)	(a)	(a)
Retirement 2030	(a)	(a)	(a)
Retirement 2035	(a)	(a)	(a)
Retirement 2040	(a)	(a)	(a)
Retirement Income	(a)	(a)	(a)
Short-Term Bond	5,440,000	3,014,000	1,881,000
U.S. Treasury Intermediate	1,315,000	1,404,000	1,001,000
U.S. Treasury Long-Term	951,000	1,094,000	1,147,000
U.S. Treasury Money	3,339,000	3,442,000	3,163,000

(a)The fund does not pay an investment management fee.

(b)The fund has two classes of shares. The management fee is allocated to each class based on relative net assets.

(c)Prior to commencement of operations.

(d)The fund has three classes of shares. The management fee is allocated to each class based on relative net assets.

Fund	Fiscal Year Ended
	10/31/04	10/31/03	10/31/02
Emerging Europe & Mediterranean	$888,000	$321,000	$87,000
Emerging Markets Stock	5,239,000	2,173,000	1,793,000
European Stock	6,802,000	5,720,000	6,316,000
Global Stock	523,000	448,000	359,000
Institutional Emerging Markets Equity(a)	277,000	78,000	(b)
Institutional Foreign Equity	6,645,000	8,097,000	11,091,000
International Discovery	8,325,000	4,614,000	4,770,000
International Equity Index(a)	171,000	73,000	52,000
International Growth & Income(c)	1,823,000	198,000	(d)
International Stock(c)	33,994,000	30,300,000	39,511,000
Japan	1,543,000	915,000	1,085,000
Latin America	2,186,000	1,475,000	1,739,000
New Asia	7,214,000	4,974,000	5,351,000
Summit Cash Reserves(a)	13,432,000	14,006,000	13,614,000
Summit GNMA(a)	512,000	632,000	593,000
Summit Municipal Income(a)	475,000	464,000	429,000
Summit Municipal Intermediate(a)	730,000	565,000	506,000
Summit Municipal Money Market(a)	1,975,000	1,320,000	1,030,000
U.S. Bond Index(a)	311,000	271,000	180,000

(a)The fee includes investment management fees and administrative expenses.

(b)Prior to commencement of operations.

(c)The fund has three classes of shares. The management fee is allocated to each class based on relative net assets.

(d)Due to the fund`s expense limitation in effect at that time, no management fees were paid by the fund to the investment manager.

.
Fund	Fiscal Year Ended
	12/31/03	12/31/02	12/31/01
Balanced	$7,983,000	$7,791,000	$8,542,000
Blue Chip Growth(a)	36,657,000	35,354,000	41,035,000
Capital Appreciation	13,817,000	10,731,000	7,570,000
Capital Opportunity	431,000	439,000	559,000
Developing Technologies	267,000	12,000	62,000
Diversified Mid-Cap Growth	(b)	(b)	(b)
Diversified Small-Cap Growth	402,000	272,000	480,000
Dividend Growth	3,065,000	3,176,000	3,676,000
Emerging Markets Bond	1,881,000	1,416,000	1,205,000
Equity Income(a)	63,960,000	58,414,000	57,395,000
Equity Index 500	4,775,000	3,708,000	3,554,000
Extended Equity Market Index(c)	351,000	287,000	300,000
Financial Services	2,011,000	1,973,000	2,122,000
Global Technology	512,000	317,000	569,000
Growth & Income	10,016,000	11,391,000	14,691,000
Growth Stock(a)	25,638,000	23,442,000	27,400,000
Health Sciences	5,681,000	5,306,000	5,675,000
Institutional Large-Cap Core Growth	9,000	(b)	(b)
Institutional Large-Cap Growth	52,000	(d)	(d)
Institutional Large-Cap Value	56,000	(d)	(d)
Institutional Mid-Cap Equity Growth	1,835,000	1,731,000	1,704,000
Institutional Small-Cap Stock	2,448,000	2,158,000	1,624,000
International Bond(e)	8,050,000	5,964,000	5,245,000
Media & Telecommunications	3,433,000	3,224,000	4,885,000
Mid-Cap Growth(a)	50,889,000	41,271,000	42,179,000
Mid-Cap Value(a)	8,500,000	5,810,000	2,445,000
New America Growth	5,670,000	6,113,000	8,612,000
New Era	5,957,000	6,008,000	6,414,000
New Horizons	26,921,000	27,637,000	36,074,000
Real Estate	1,201,000	518,000	207,000
Science & Technology(e)	27,233,000	27,433,000	46,472,000
Small-Cap Stock(e)	31,577,000	26,755,000	20,306,000
Small-Cap Value(a)	19,397,000	17,130,000	11,370,000
Spectrum Growth	(f)	(f)	(f)
Spectrum Income	(f)	(f)	(f)
Spectrum International	(f)	(f)	(f)
Total Equity Market Index(c)	912,000	737,000	766,000
Value(e)	8,689,000	8,899,000	8,231,000

(a)The fund has three classes of shares. The management fee is allocated to each class based on relative net assets.

(b)Prior to commencement of operations.

(c)The fee includes investment management fees and administrative expenses.

(d)Due to the fund`s expense limitation in effect at that time, no management fees were paid by the fund to the investment manager.

(e)The fund has two classes of shares. The management fee is allocated to each class based on relative net assets.

(f)The fund does not pay an investment management fee.

Expense Limitations and Reimbursements

The following chart sets forth contractual expense ratio limitations and the periods for which they are effective. For each, the Investment Managers have agreed to bear any fund expenses (other than interest, taxes, brokerage, and other expenditures that are capitalized in accordance with generally accepted accounting principles and extraordinary expenses) which would cause the funds` ratio of expenses to average net assets to exceed the indicated percentage limitation. The expenses borne by the Investment Managers are subject to reimbursement by the funds through the indicated reimbursement date, provided no reimbursement will be made if it would result in the funds` expense ratios exceeding their applicable limitations.
Fund	Limitation Period	Expense Ratio Limitation	Reimbursement Date
Blue Chip Growth Fund—Advisor Class(a)	January 1, 2004 — April 30, 2006	1.05%	April 30, 2008
Blue Chip Growth Fund—R Class(b)	May 1, 2004 — April 30, 2006	1.35%	April 30, 2008
California Tax-Free Money(c)	March 1, 2003 — June 30, 2005	0.55%	June 30, 2007
Capital Appreciation Fund—Advisor Class	January 1, 2005 — April 30, 2007	1.10%	(g)
Capital Opportunity(d)	May 1, 2004 — April 30, 2006	1.15%	April 30, 2008
Capital Opportunity Fund—Advisor Class	January 1, 2005 — April 30, 2007	1.25%	(g)
Capital Opportunity Fund—R Class	January 1, 2005 — April 30, 2007	1.50%	(g)
Corporate Income(e)	June 1, 2003 — September 30, 2005	0.80%	September 30, 2007
Developing Technologies(f)	May 1, 2005 — April 30, 2007	1.50%	April 30, 2009
Diversified Mid-Cap Growth	December 31, 2003 — April 30, 2006	1.25%	(g)
Diversified Small-Cap Growth(h)	May 1, 2004 — April 30, 2006	1.25%	April 30, 2008
Emerging Europe & Mediterranean(i)	March 1, 2005 — February 28, 2007	1.75%	February 28, 2009
Equity Income Fund—Advisor Class(j)	January 1, 2004 — April 30, 2006	1.00%	April 30, 2008
Equity Income Fund—R Class(k)	May 1, 2004 — April 30, 2006	1.30%	April 30, 2008
Equity Index 500(l)	May 1, 2005 — April 30, 2006	0.35%	April 30, 2008
Georgia Tax-Free Bond	March 1, 2001 — February 28, 2003	0.65%	February 28, 2005
Global Stock(m)	November 1, 2003 — February 28, 2006	1.20%	February 29, 2008
Global Technology(n)	May 1, 2005 — April 30, 2007	1.50%	April 30, 2009
Growth Stock Fund—Advisor Class(o)	January 1, 2004 — April 30, 2006	1.10%	April 30, 2008
Growth Stock Fund—R Class(p)	May 1, 2004 — April 30, 2006	1.35%	April 30, 2008
Inflation Protected Bond(q)	October 1, 2004 — September 30, 2006	0.50%	September 30, 2008
Institutional Large-Cap Core Growth(r)	May 1, 2005 — April 30, 2007	0.65%	April 30, 2009
Institutional Large-Cap Growth(s)	May 1, 2005 — April 30, 2007	0.65%	April 30, 2009
Institutional Large-Cap Value(t)	January 1, 2004 — April 30, 2006	0.65%	April 30, 2008
Institutional Small-Cap Stock	January 1, 2002 — December 31, 2003	0.75%	December 31, 2005
International Bond Fund—Advisor Class(u)	January 1, 2004 — April 30, 2006	1.15%	April 30, 2008
International Growth & Income	November 1, 2002 — February 28, 2005	1.25%	February 28, 2007
International Growth & Income Fund—Advisor Class(v)	March 1, 2004 — February 28, 2006	1.15%	February 29, 2008
International Growth & Income Fund—R Class(w)	March 1, 2004 — February 28, 2006	1.40%	February 29, 2008
International Stock Fund—Advisor Class(x)	November 1, 2003 — February 28, 2006	1.15%	February 29, 2008
International Stock Fund—R Class(y)	March 1, 2004 — February 28, 2006	1.40%	February 29, 2008
Maryland Short-Term Tax-Free Bond	March 1, 2001 — February 28, 2003	0.60%	February 28, 2005
Maryland Tax-Free Money(z)	March 1, 2003 — June 30, 2005	0.55%	June 30, 2007
Mid-Cap Growth Fund—Advisor Class(aa)	January 1, 2004 — April 30, 2006	1.10%	April 30, 2008
Mid-Cap Growth Fund—R Class(bb)	May 1, 2004 — April 30, 2006	1.40%	April 30, 2008
Mid-Cap Value Fund—Advisor Class(cc)	May 1, 2004 — April 30, 2006	1.10%	April 30, 2008
Mid-Cap Value Fund—R Class(dd)	May 1, 2004 — April 30, 2006	1.40%	April 30, 2008
New Income Fund—Advisor Class(ee)	October 1, 2004 — September 30, 2006	0.90%	September 30, 2008
New Income Fund—R Class(ff)	October 1, 2004 — September 30, 2006	1.15%	September 30, 2008
New York Tax-Free Money(gg)	March 1, 2003 — June 30, 2005	0.55%	June 30, 2007
Personal Strategy Balanced(hh)	October 1, 2004 — September 30, 2006	0.90%	September 30, 2008
Personal Strategy Growth(ii)	October 1, 2004 — September 30, 2006	1.00%	September 30, 2008
Personal Strategy Income(jj)	October 1, 2004 — September 30, 2006	0.80%	September 30, 2008
Real Estate(kk)	January 1, 2004 — April 30, 2006	0.90%	April 30, 2008
Real Estate Fund—Advisor Class	January 1, 2005 — April 30, 2007	1.20%	(g)
Science & Technology Fund—Advisor Class(ll)	January 1, 2004 — April 30, 2006	1.15%	April 30, 2008
Short-Term Bond(mm)	October 1, 2004 — September 30, 2006	0.55%	September 30, 2008
Short-Term Bond Fund—Advisor Class	January 1, 2005 — September 30, 2007	0.85%	(g)
Small-Cap Stock Fund—Advisor Class(nn)	January 1, 2004 — April 30, 2006	1.20%	April 30, 2008
Small-Cap Value Fund—Advisor Class(oo)	January 1, 2004 — April 30, 2006	1.15%	April 30, 2008
Tax-Efficient Multi-Cap Growth(pp)	March 1, 2004 — June 30, 2006	1.25%	June 30, 2008
Tax-Free Income Fund—Advisor Class(qq)	July 1, 2004 — June 30, 2006	0.90%	June 30, 2008
Value Fund—Advisor Class(rr)	January 1, 2004 — April 30, 2006	1.10%	April 30, 2008

(a)The Blue Chip Growth Fund—Advisor Class previously operated under a 1.05% limitation that expired December 31, 2003. The reimbursement period for this limitation extends through December 31, 2005.

(b)The Blue Chip Growth Fund—R Class previously operated under a 1.35% limitation that expired April 30, 2004. The reimbursement period for this limitation extends through April 30, 2006.

(c)The California Tax-Free Money Fund previously operated under a 0.55% limitation that expired February 28, 2003. The reimbursement period for this limitation extends through February 28, 2005.

(d)The Capital Opportunity Fund previously operated under a 1.35% limitation that expired April 30, 2004. The reimbursement period for this limitation extends through April 30, 2006.

(e)The Corporate Income Fund previously operated under a 0.80% limitation that expired May 31, 2003. The reimbursement period for this limitation extends through May 31, 2005.

(f)The Developing Technologies Fund is currently operating under a 1.50% limitation that will expire April 30, 2005. The reimbursement period for this limitation extends through April 30, 2007.

(g)No reimbursement will be made more than three years after any waiver or payment.

(h)The Diversified Small-Cap Growth Fund previously operated under a 1.25% limitation that expired April 30, 2004. The reimbursement period for this limitation extends through April 30, 2006.

(i)The Emerging Europe & Mediterranean Fund previously operated under a 1.75% limitation that expired February 28, 2005. The reimbursement period for this limitation extends through February 28, 2007.

(j)The Equity Income Fund—Advisor Class previously operated under a l.00% limitation that expired December 31, 2003. The reimbursement period for this limitation extends through December 31, 2005.

(k)The Equity Income Fund—R Class previously operated under a 1.30% limitation that expired April 30, 2004. The reimbursement period for this limitation extends through April 30, 2006.

(l)The Equity Index 500 Fund previously operated under a 0.35% limitation that expired December 31, 2003. The reimbursement period for this limitation extends through December 31, 2005.

(m)The Global Stock Fund previously operated under a 1.20% limitation that expired October 31, 2003. The reimbursement period for this limitation extends through October 31, 2005.

(n)The Global Technology Fund is currently operating under a 1.50% limitation that will expire April 30, 2005. The reimbursement period for this limitation extends through April 30, 2007.

(o)The Growth Stock Fund—Advisor Class previously operated under a 1.10% limitation that expired December 31, 2003. The reimbursement period for this limitation extends through December 31, 2005.

(p)The Growth Stock Fund—R Class previously operated under a 1.35% limitation that expired April 30, 2004. The reimbursement period for this limitation extends through April 30, 2006.

(q)The Inflation Protected Bond Fund previously operated under a 0.50% limitation that expired September 30, 2004. The reimbursement period for this limitation extends through September 30, 2006.

(r)The Institutional Large-Cap Core Growth Fund is currently operating under a 0.65% limitation that will expire April 30, 2005. The reimbursement period for this limitation extends through April 30, 2007.

(s)The Institutional Large-Cap Growth Fund is currently operating under a 0.65% limitation that will expire April 30, 2005. The reimbursement period for this limitation extends through April 30, 2007.

(t)The Institutional Large-Cap Value Fund previously operated under a 0.65% limitation that expired December 31, 2003. The reimbursement period for this limitation extends through December 31, 2005.

(u)The International Bond Fund—Advisor Class previously operated under a 1.15% limitation that expired December 31, 2003. The reimbursement period for this limitation extends through December 31, 2005.

(v)The International Growth & Income Fund—Advisor Class previously operated under a 1.15% limitation that expired February 29, 2004. The reimbursement period for this limitation extends through February 28, 2006.

(w)The International Growth & Income Fund—R Class previously operated under a 1.40% limitation that expired February 29, 2004. The reimbursement period for this limitation extends through February 28, 2006.

(x)The International Stock Fund—Advisor Class previously operated under a 1.15% limitation that expired October 31, 2003. The reimbursement period for this limitation extends through October 31, 2005.

(y)The International Stock Fund—R Class previously operated under a 1.40% limitation that expired October 31, 2003. The reimbursement period for this limitation extends through October 31, 2005.

(z)The Maryland Tax-Free Money Fund previously operated under a 0.55% limitation that expired February 28, 2003. The reimbursement period for this limitation extends through February 28, 2005.

(aa)The Mid-Cap Growth Fund—Advisor Class previously operated under a 1.10% limitation that expired December 31, 2003. The reimbursement period for this limitation extends through December 31, 2005.

(bb)The Mid-Cap Growth Fund—R Class previously operated under a 1.40% limitation that expired April 30, 2004. The reimbursement period for this limitation extends through April 30, 2006.

(cc)The Mid-Cap Value Fund—Advisor Class previously operated under a 1.10% limitation that expired April 30, 2004. The reimbursement period for this limitation extends through April 30, 2006.

(dd)The Mid-Cap Value Fund—R Class previously operated under a 1.40% limitation that expired April 30, 2004. The reimbursement period for this limitation extends through April 30, 2006.

(ee)The New Income Fund—Advisor Class previously operated under a 1.15% limitation that expired September 30, 2004. The reimbursement period for this limitation extends through September 30, 2006.

(ff)The New Income Fund—R Class previously operated under a 1.15% limitation that expired September 30, 2004. The reimbursement period for this limitation extends through September 30, 2006.

(gg)The New York Tax-Free Money Fund previously operated under a 0.55% limitation that expired February 28, 2003. The reimbursement period for this limitation extends through February 28, 2005.

(hh)The Personal Strategy Balanced Fund previously operated under a 0.90% limitation that expired September 30, 2004. The reimbursement period for this limitation extends through September 30, 2006.

(ii)The Personal Strategy Growth Fund previously operated under a 1.00% limitation that expired September 30, 2004. The reimbursement period for this limitation extends through September 30, 2006.

(jj)The Personal Strategy Income Fund previously operated under a 0.80% limitation that expired September 30, 2004. The reimbursement period for this limitation extends through September 30, 2006.

(kk)The Real Estate Fund previously operated under a 1.00% limitation that expired December 31, 2003. The reimbursement period for this limitation extends through December 31, 2005.

(ll)The Science & Technology Fund—Advisor Class previously operated under a 1.15% limitation that expired December 31, 2001. The reimbursement period for this limitation extends through December 31, 2003.

(mm)The Short-Term Bond Fund previously operated under a 0.55% limitation that expired September 30, 2004. The reimbursement period for this limitation extends through September 30, 2006.

(nn)The Small-Cap Stock Fund—Advisor Class previously operated under a 1.20% limitation that expired December 31, 2003. The reimbursement period for this limitation extends through December 31, 2005.

(oo)The Small-Cap Value Fund—Advisor Class previously operated under a 1.15% limitation that expired December 31, 2003. The reimbursement period for this limitation extends through December 31, 2005.

(pp)The Tax-Efficient Multi-Cap Growth Fund previously operated under a 1.25% limitation that expired February 29, 2004. The reimbursement period for this limitation extends through February 29, 2006.

(qq)The Tax-Free Income Fund—Advisor Class previously operated under a 0.90% limitation that expired June 30, 2004. The reimbursement period for this limitation extends through June 30, 2006.

(rr)The Value Fund—Advisor Class previously operated under a 1.10% limitation that expired December 31, 2003. The reimbursement period for this limitation extends through December 31, 2005.

The Investment Management Agreements between the funds and the Investment Managers provide that each fund will bear all expenses of its operations not specifically assumed by the Investment Managers.

For the purpose of determining whether a fund is entitled to expense limitation, the expenses of a fund are calculated on a monthly basis. If a fund is entitled to expense limitation, that month`s advisory fee will be reduced or postponed, with any adjustment made after the end of the year.

Except for the California and New York Funds, each of the above-referenced funds` Investment Management Agreement also provides that one or more additional expense limitation periods (of the same or different time periods) may be implemented after the expiration of the current expense limitation, and that with respect to any such additional limitation period, the funds may reimburse the Investment Managers, provided the reimbursement does not result in the funds` aggregate expenses exceeding the additional expense limitation. No reimbursement may be made by the California and New York Funds unless approved by shareholders.

California Tax-Free Money Fund At February 29, 2004, management fees waived remain subject to repayment by the fund in the amount of $155,000 through February 28, 2005, and $68,000 through June 30, 2007.

Corporate Income Fund At May 31, 2004, management fees waived remain subject to repayment by the fund in the following amounts: $213,000 through May 31, 2005 and $97,000 through September 30, 2007.

Developing Technologies Fund At December 31, 2003, management fees waived and expenses previously reimbursed by the manager remain subject to repayment by the fund in the amount of $374,000 through December 31, 2004, and $126,000 through April 30, 2007.

Diversified Small-Cap Growth Fund At December 31, 2003, management fees waived remain subject to repayment by the fund in the amount of $251,000 through April 30, 2006.

Emerging Europe & Mediterranean Fund At October 31, 2004, management fees waived in the amount of $74,000 remain subject to repayment by the fund through February 28, 2007.

Equity Index 500 Fund At December 31, 2003, management fees waived remain subject to repayment by the fund in the following amounts: $2,689,000 through December 31, 2004, and $1,304,000 through December 31, 2005.

Georgia Tax-Free Bond Fund At February 29, 2004, management fees waived remain subject to repayment by the fund in the amount of $4,000 through February 28, 2005.

Global Stock Fund At October 31, 2004, management fees waived remain subject to repayment by the fund in the following amounts: $277,000 through October 31, 2005, and $82,000 through February 29, 2008.

Global Technology Fund At December 31, 2003, management fees waived remain subject to repayment by the fund in the following amounts: $370,000 through December 31, 2004, and $130,000 through April 30, 2007.

Inflation Protected Bond Fund At May 31, 2004, management fees waived and expenses previously reimbursed by the manager in the amount of $340,000 remain subject to repayment by the fund through September 30, 2006.

Institutional Large-Cap Growth Fund At December 31, 2003, management fees waived and expenses previously reimbursed by the manager remain subject to repayment by the fund in the following amounts: $133,000 through December 31, 2004, and $110,000 through April 30, 2007.

Institutional Large-Cap Value Fund At December 31, 2003, management fees waived and expenses previously reimbursed by the manager remain subject to repayment by the fund in the amount of $218,000 through December 31, 2005.

International Growth & Income Fund, International Growth & Income Fund—Advisor and R Class At October 31, 2004, expenses previously reimbursed by the manager remain subject to repayment in the following amounts: $19,000 through February 28, 2006, $55,000 through February 28, 2007, and $16,000 through February 29, 2008.

International Stock Fund—Advisor and R Class At October 31, 2004, expenses previously reimbursed by the manager remain subject to repayment in the following amounts: $2,000 through February 28, 2006, and $1,000 through February 29, 2008, for the R Class. For the year ended October 31, 2004, the Advisor Class operated below its expense limitation.

Maryland Tax-Free Money Fund At February 29, 2004, management fees waived remain subject to repayment by the fund in the following amounts: $166,000 through February 28, 2005, $63,000 through June 30, 2007.

New Income Fund—Advisor and R Class At May 31, 2004, expenses previously reimbursed by the manager in the amount of $8,000 remain subject to repayment through September 30, 2006.

New York Tax-Free Money Fund At February 29, 2004, management fees waived remain subject to repayment by the fund in the following amounts: $118,000 through February 28, 2005, and $60,000 through June 30, 2007.

Personal Strategy Balanced Fund At May 31, 2004, management fees waived in the amount of $984,000 remain subject to repayment by the fund through September 30, 2006.

Personal Strategy Growth Fund At May 31, 2004, management fees waived in the amount of $667,000 remain subject to repayment by the fund through September 30, 2006.

Personal Strategy Income Fund At May 31, 2004, management fees waived in the amount of $791,000 remain subject to repayment by the fund through September 30, 2006.

Real Estate Fund At December 31, 2003, management fees waived in the amount of $122,000 remain subject to repayment by the fund through December 31, 2005.

Short-Term Bond Fund At May 31, 2004, management fees waived in the amount of $1,704,000 remain subject to repayment by the fund through September 30, 2006.

Tax-Efficient Multi-Cap Growth Fund At February 29, 2004, management fees waived remain subject to repayment by the fund in the amount of $170,000 through February 28, 2006.

Approval of Investment Management Agreements

The Investment Management Agreements of the funds are reviewed each year by the Boards to determine whether the agreements should be renewed or not. Renewal of the agreements requires the majority vote of the Boards, including a majority of the independent directors.

In approving the continuation of the Investment Management Agreements for each fund for the current year, the Boards reviewed reports prepared by the Investment Managers, materials provided by fund counsel and counsel to the independent directors, as well as other information. The Boards considered the nature and quality of the investment management services provided to the funds by the Investment Managers under the Investment Management Agreements and the personnel who provide these services, including the historical performance of the funds compared to their benchmark indices and peer groups of similar investment companies. In addition, the Boards considered other services provided to the funds by the Investment Managers and their affiliates, such as administrative services, shareholder services, fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the funds` operation.

The Boards considered the fees paid to the Investment Managers for investment management services, as well as compensation paid to the Investment Managers or its affiliates for other non-advisory services provided to the funds. In connection with their review of the fees paid to the Investment Managers and their affiliates, the Boards reviewed information provided by Lipper Inc. comparing the funds` advisory fee rates and overall expense ratios with those of comparable funds. Where applicable, the Boards considered that the funds` advisory fee structures reflect breakpoints, which permit fee reductions resulting from economies of scale. Additionally and where applicable, the Boards considered the contractual fee waivers and expense reimbursements agreed to by the Investment Managers.

The Boards also considered the costs incurred and the benefits received by the Investment Managers and their affiliates, including the profitability of the Investment Managers from providing advisory services to the funds. In reviewing data concerning the profitability of the Investment Managers, the Boards received information concerning, among other components, the cost allocation methodology utilized in the presentation. In addition, the Boards considered other potential benefits to the Investment Managers, such as the research services the Investment Managers received from brokers in return for allocating fund brokerage in "soft dollar" arrangements.

Based on the information reviewed and the discussions, the Boards concluded that they were satisfied with the nature and quality of the services provided by the Investment Managers to the funds and that the management fee rates were reasonable in relation to such services. The independent directors of the funds were assisted by independent legal counsel in their deliberations.

For the Retirement and Spectrum Funds, the Boards considered the fact that the Retirement and Spectrum Funds pay no fees to the Investment Managers for investment management services.

Retirement and Spectrum Funds

The business of Retirement and Spectrum Funds is conducted by their officers, directors, and the Investment Managers in accordance with policies and guidelines set up by their directors which were included in the Exemptive Order issued by the SEC (Investment Company Act Release No. IC-21425, October 18, 1995).

Apart from the 12b-1 fees to which Advisor and R Classes of the Retirement Funds are subject (and apart from their proportionate share of fees and expenses borne at the underlying fund level), each Retirement and Spectrum Fund will operate at a zero expense ratio. To accomplish this, the payment of each fund`s operational expenses (other than the 12b-1 fees) is subject to a Special Servicing Agreement described below as well as certain undertakings made by the Investment Managers under their Investment Management Agreements with the Retirement and Spectrum Funds. Fund expenses include: shareholder servicing fees and expenses; custodian and accounting fees and expenses; legal and auditing fees; expenses of preparing and printing prospectuses and shareholder reports; registration fees and expenses; proxy and annual meeting expenses, if any; and directors` fees and expenses.

Special Servicing Agreements

There is a separate Special Servicing Agreement between and among each of the Spectrum Growth, Spectrum Income, Spectrum International, Retirement 2005, Retirement 2010, Retirement 2015, Retirement 2020, Retirement 2025, Retirement 2030, Retirement 2035, Retirement 2040, and Retirement Income Funds; the underlying funds in which each such fund invests; and T. Rowe Price (or T. Rowe Price International in the case of the Spectrum International Fund).
The Special Servicing Agreements provide that, if the Board of any underlying Price fund determines that such underlying fund`s share of the aggregate expenses of each Retirement and Spectrum Fund that invests in such underlying Price fund is less than the estimated savings to the underlying Price fund from the operation of each Retirement and Spectrum Fund that invests in such underlying Price fund, the underlying Price fund will bear those expenses in proportion to the average daily value of its shares owned by the Retirement and Spectrum Fund that invests in such underlying Price fund, provided further that no underlying Price fund will bear such expenses in excess of the estimated savings to it.

The savings to the underlying funds are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the underlying Price funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the underlying Price funds generated by the operation of each Retirement and Spectrum Fund are expected to be sufficient to offset most, if not all, of the expenses incurred by each Retirement and Spectrum Fund.

The Spectrum and Retirement Fund expenses borne by each underlying fund are set forth in the underlying fund`s shareholder report under "Related Party Transactions."

Under the Investment Management Agreements with the Retirement and Spectrum Funds, and the Special Servicing Agreements, the Investment Managers have agreed to bear any expenses of the Retirement and Spectrum Funds (other than 12b-1 fees) which exceed the estimated savings to each of the underlying Price funds. However, shareholders of the Retirement and Spectrum Funds will still indirectly bear their fair and proportionate share of the costs of the underlying Price funds in which the Retirement and Spectrum Funds invest because the Retirement and Spectrum Funds, as shareholders of the underlying Price funds, will bear their proportionate share of any fees and expenses paid by the underlying Price funds (including fees payable to the Investment Managers).

The Special Servicing Agreements also gives authority to each Retirement and Spectrum Fund to utilize the Price name so long as (1) the Special Servicing Agreements are in effect, and (2) the assets of the Retirement and Spectrum Funds are invested pursuant to each fund`s objectives and policies in shares of the various underlying Price funds (except for such cash or cash items as the directors may determine to maintain from time to time to meet current expenses and redemptions). The Special Servicing Agreements provide that the Retirement and Spectrum Funds will utilize assets deposited with the custodian of each fund from the sale of each fund`s shares to promptly purchase shares of the specified underlying Price funds, and will undertake redemption or exchange of such shares of the underlying Price funds in the manner provided by the objectives and policies of each fund.

Management Related Services

In addition to the management fee, the funds (other than the Single-Fee Funds) pay for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and directors` fees and expenses.

T. Rowe Price Services, Inc. ("Services"), a wholly owned subsidiary of T. Rowe Price, acts as the funds` transfer and dividend disbursing agent and provides shareholder and administrative services. T. Rowe Price Retirement Plan Services, Inc. ("RPS"), also a wholly owned subsidiary, provides recordkeeping, sub-transfer agency, and administrative services for certain types of retirement plans investing in the funds. The fees paid by the funds to Services are based on the costs to Services of providing these services plus a return on capital employed in support of the services.

The fees paid to RPS are based on a per plan participant fee. The fees paid to Services and RPS are set forth in each fund`s shareholder report under "Related Party Transactions." The address for Services and RPS is 100 East Pratt Street, Baltimore, Maryland 21202.

T. Rowe Price, under a separate agreement with the funds, provides accounting services to the funds. The funds paid the expenses shown in the following table during the fiscal years indicated to T. Rowe Price for accounting services.
Fund	Fiscal Year Ended
	2/29/04	2/28/03	2/28/02
California Tax-Free Bond	$64,000	$64,000	$64,000
California Tax-Free Money	64,000	64,000	64,000
Florida Intermediate Tax-Free	64,000	64,000	64,000
Georgia Tax-Free Bond	64,000	64,000	64,000
Maryland Short-Term Tax-Free Bond	64,000	64,000	64,000
Maryland Tax-Free Bond	84,000	84,000	84,000
Maryland Tax-Free Money	64,000	64,000	59,000
New Jersey Tax-Free Bond	64,000	64,000	64,000
New York Tax-Free Bond	64,000	64,000	64,000
New York Tax-Free Money	64,000	64,000	64,000
Tax-Efficient Balanced	80,666	84,000	84,000
Tax-Efficient Growth	64,000	64,000	64,000
Tax-Efficient Multi-Cap Growth	64,000	64,000	64,000
Tax-Exempt Money	83,900	97,000	95,000
Tax-Free High Yield	104,000	104,000	104,000
Tax-Free Income	113,000	109,000	104,000
Tax-Free Income Fund—Advisor Class	0	0	(a)
Tax-Free Intermediate Bond	64,000	64,000	64,000
Tax-Free Short-Intermediate	64,000	64,000	64,000
Virginia Tax-Free Bond	64,000	64,000	64,000

(a)Prior to commencement of operations.

Fund	Fiscal Year Ended
	5/31/04	5/31/03	5/31/02
Corporate Income	$104,000	$92,000	$84,000
GNMA	104,000	104,000	104,000
Government Reserve Investment	64,000	64,000	64,000
High Yield	111,000	116,000	136,000
High Yield Fund—Advisor Class	22,000	21,000	3,000
Inflation Protected Bond	96,000	61,000	0
Institutional Core Plus	(a)	(a)	(a)
Institutional High Yield	112,000	104,000	0
New Income	144,000	130,000	109,000
New Income Fund—Advisor Class	8	0	(a)
New Income Fund—R Class	95	0	(a)
Personal Strategy Balanced	114,000	93,000	85,000
Personal Strategy Growth	113,000	93,000	84,000
Personal Strategy Income	113,000	93,000	85,000
Prime Reserve	84,000	93,000	98,000
Reserve Investment	84,000	72,000	64,000
Retirement 2005	(b)	(a)	(a)
Retirement 2010	(b)	(b)	(a)
Retirement 2010 Fund—Advisor Class	(b)	(a)	(a)
Retirement 2010 Fund—R Class	(b)	(a)	(a)
Retirement 2015	(b)	(a)	(a)
Retirement 2020	(b)	(b)	(a)
Retirement 2020 Fund—Advisor Class	(b)	(a)	(a)
Retirement 2020 Fund—R Class	(b)	(a)	(a)
Retirement 2025	(b)	(a)	(a)
Retirement 2030	(b)	(b)	(a)
Retirement 2030 Fund—Advisor Class	(b)	(a)	(a)
Retirement 2030 Fund—R Class	(b)	(a)	(a)
Retirement 2035	(b)	(a)	(a)
Retirement 2040	(b)	(b)	(a)
Retirement 2040 Fund—Advisor Class	(b)	(a)	(a)
Retirement 2040 Fund—R Class	(b)	(a)	(a)
Retirement Income	(b)	(b)	(a)
Short-Term Bond	84,000	84,000	84,000
Short-Term Bond Fund—Advisor Class	(a)	(a)	(a)
U.S. Treasury Intermediate	64,000	64,000	64,000
U.S. Treasury Long-Term	64,000	64,000	64,000
U.S. Treasury Money	64,000	64,000	64,000

(a)Prior to commencement of operations.

(b)Not applicable.

Fund	Fiscal Year Ended
	10/31/04	10/31/03	10/31/02
Emerging Europe & Mediterranean	$84,000	$87,000	$104,000
Emerging Markets Stock	85,000	88,000	104,000
European Stock	91,000	107,000	107,000
Global Stock Fund	84,000	87,000	104,000
Institutional Emerging Markets Equity	84,000	84,000	(b)
Institutional Foreign Equity	107,000	108,000	109,000
International Discovery	90,000	106,000	106,000
International Equity Index	104,000	107,000	124,000
International Growth & Income	94,000	108,000	104,000
International Growth & Income Fund—Advisor Class	6,000	(a)	0
International Growth & Income Fund—R Class	2,000	(a)	0
International Stock	138,000	144,000	138,000
International Stock Fund—Advisor Class	(a)	(a)	(a)
International Stock Fund—R Class	(a)	(a)	0
Japan	65,000	68,000	84,000
Latin America	68,000	88,000	104,000
New Asia	88,000	90,000	105,000
Summit Cash Reserves	84,000	81,000	64,000
Summit GNMA	84,000	81,000	64,000
Summit Municipal Income	64,000	64,000	64,000
Summit Municipal Intermediate	64,000	64,000	64,000
Summit Municipal Money Market	81,000	64,000	64,000
U.S. Bond Index	67,000	84,000	84,000

(a)Less than $1,000.

(b)Prior to commencement of operations.

Fund	Fiscal Year Ended
	12/31/03	12/31/02	12/31/01
Balanced	$107,000	$86,000	$86,000
Blue Chip Growth	73,000	77,000	76,000
Blue Chip Growth Fund—Advisor Class	9,000	7,000	3,000
Blue Chip Growth Fund—R Class	(a)	0	(b)
Capital Appreciation	84,000	64,000	64,000
Capital Appreciation Fund—Advisor Class	(b)	(b)	(b)
Capital Opportunity	84,000	64,000	64,000
Capital Opportunity Fund—Advisor Class	(b)	(b)	(b)
Capital Opportunity Fund—R Class	(b)	(b)	(b)
Developing Technologies	64,000	64,000	64,000
Diversified Mid-Cap Growth	(b)	(b)	(b)
Diversified Small-Cap Growth	64,000	64,000	64,000
Dividend Growth	64,000	64,000	64,000
Emerging Markets Bond	105,000	105,000	105,000
Equity Income	73,000	98,000	99,000
Equity Income Fund—Advisor Class	8,000	5,000	(a)
Equity Income Fund—R Class	(a)	0	(b)
Equity Index 500	104,000	65,000	65,000
Extended Equity Market Index	104,000	64,000	65,000
Financial Services	64,000	64,000	64,000
Global Technology	84,000	84,000	84,000
Growth & Income	64,000	84,000	84,000
Growth Stock	101,000	124,000	104,000
Growth Stock Fund—Advisor Class	(a)	0	0
Growth Stock Fund—R Class	(a)	0	0
Health Sciences	104,000	64,000	64,000
Institutional Large-Cap Core Growth	16,000	(b)	(b)
Institutional Large-Cap Growth	64,000	64,000	11,000
Institutional Large-Cap Value	64,000	64,000	64,000
Institutional Mid-Cap Equity Growth	64,000	64,000	64,000
Institutional Small-Cap Stock	64,000	64,000	64,000
International Bond	111,000	119,000	120,000
International Bond Fund—Advisor Class	2,000	1,000	0
Media & Telecommunications	84,000	64,000	64,000
Mid-Cap Growth	80,000	83,000	80,000
Mid-Cap Growth Fund—Advisor Class	1,000	0	(a)
Mid-Cap Growth Fund—R Class	(a)	0	(b)
Mid-Cap Value	79,000	73,000	64,000
Mid-Cap Value Fund—Advisor Class	(a)	0	(b)
Mid-Cap Value Fund —R Class	(a)	0	(b)
New America Growth	64,000	64,000	64,000
New Era	64,000	64,000	64,000
New Horizons	84,000	84,000	84,000
Real Estate	64,000	64,000	64,000
Real Estate Fund—Advisor Class	(b)	(b)	(b)
Science & Technology	82,000	71,000	72,000
Science & Technology Fund—Advisor Class	11,000	8,000	7,000
Small-Cap Stock	69,000	97,000	98,000
Small-Cap Stock Fund—Advisor Class	4,000	2,000	1,000
Small-Cap Value	86,000	77,000	79,000
Small-Cap Value Fund—Advisor Class	7,000	2,000	(a)
Spectrum Growth	(c)	(c)	(c)
Spectrum Income	(c)	(c)	(c)
Spectrum International	(c)	(c)	(c)
Total Equity Market Index	104,000	64,000	64,000
Value	71,000	77,000	79,000
Value Fund—Advisor Class	3,000	2,000	(a)

(a)Less than $1,000.

(b)Prior to commencement of operations.

(c)Not applicable.

other shareholder services

The funds have adopted an administrative fee payment ("AFP") program that authorizes the funds to make payments to third parties to compensate them for certain services they provide on behalf of the funds. The third parties include retirement plan sponsors, retirement plan recordkeepers, insurance companies, banks, and broker-dealers. The payments are made for transfer agent, recordkeeping, and other administrative services provided by, or on behalf of, the third parties. These services include, but are not limited to: transmitting net purchase and redemption orders; maintaining separate records for shareholders reflecting purchases, redemptions, and share balances; mailing shareholder confirmations and periodic statements; processing dividend payments; and telephone services in connection with the above. Under the AFP program, the funds paid the amounts set forth below to various third parties in calendar year 2004.
Fund	Payment
Balanced	$236,891
Blue Chip Growth	793,169
Capital Appreciation	267,436
California Tax-Free Bond	697
California Tax-Free Money	1
Capital Opportunity	2,024
Corporate Income	289
Developing Technologies	97
Diversified Mid-Cap Growth	34
Diversified Small-Cap Growth	108
Dividend Growth	13,651
Emerging Europe & Mediterranean	448
Emerging Markets Bond	1,317
Emerging Markets Stock	54,537
Equity Income	1,234,019
Equity Index 500	68,113
European Stock	23,761
Extended Equity Market Index	0
Financial Services	13,800
Florida Intermediate Tax-Free	456
Georgia Tax-Free Bond	554
GNMA	9,495
Government Reserve Investment	0
Global Stock	775
Global Technology	257
Growth & Income	20,541
Growth Stock	260,319
Health Sciences	286,119
High Yield	169,341
Inflation Protected Bond	1,462
Institutional Emerging Markets Equity	0
Institutional Foreign Equity	0
Institutional High Yield	0
Institutional Large-Cap Core Growth	0
Institutional Large-Cap Growth	0
Institutional Large-Cap Value	0
Institutional Mid-Cap Equity Growth	0
Institutional Small-Cap Stock	0
International Bond	106,791
International Discovery	136,274
International Equity Index	0
International Growth & Income	264
International Stock	637,287
Japan	2,215
Latin America	21,451
Maryland Short-Term Tax-Free Bond	2,731
Maryland Tax-Free Bond	10,361
Maryland Tax-Free Money	0
Media & Telecommunications	10,413
Mid-Cap Growth	3,196,302
Mid-Cap Value	335,540
New America Growth	102,316
New Asia	45,804
New Era	71,213
New Horizons	419,914
New Income	31,067
New Jersey Tax-Free Bond	302
New York Tax-Free Bond	772
New York Tax-Free Money	62
Personal Strategy Balanced	132,089
Personal Strategy Growth	81,333
Personal Strategy Income	39,431
Prime Reserve	32,761
Real Estate	11,953
Reserve Investment	0
Retirement 2005	50
Retirement 2010	1,453
Retirement 2015	121
Retirement 2020	1,889
Retirement 2025	47
Retirement 2030	1,081
Retirement 2035	5
Retirement 2040	593
Retirement Income	429
Science & Technology	288,077
Short-Term Bond	4,675
Small-Cap Stock	1,871,505
Small-Cap Value	539,399
Spectrum Growth	114,016
Spectrum Income	1,039,260
Spectrum International	312
Summit Cash Reserves	0
Summit GNMA	0
Summit Municipal Money Market	0
Summit Municipal Intermediate	1,815
Summit Municipal Income	63
Tax-Efficient Balanced	201
Tax-Efficient Growth	0
Tax-Efficient Multi-Cap Growth	114
Tax-Exempt Money	525
Tax-Free High Yield	7,683
Tax-Free Income	8,305
Tax-Free Intermediate Bond	3,566
Tax-Free Short-Intermediate	7,045
Total Equity Market Index	0
U.S. Bond Index	0
U.S. Treasury Intermediate	11,322
U.S. Treasury Long-Term	491
U.S. Treasury Money	34,610
Value	244,899
Virginia Tax-Free Bond	3,806

Each Advisor and R Class has adopted an administrative fee payment ("AFP") program under which various third parties, including third parties receiving 12b-1 payments, may receive payments from the class in addition to 12b-1 fees for providing various recordkeeping, transfer agent, and administrative services to the classes and/or shareholders thereof. These services include, but are not limited to: transmitting net purchase and redemption orders; maintaining separate records for shareholders reflecting purchases, redemptions, and share balances; mailing shareholder confirmations and periodic statements; processing dividend payments;

and telephone services in connection with the above. Under this AFP program, the funds paid the amounts set forth below to various third parties in calendar year 2004.
Fund	Payment
Blue Chip Growth Fund—Advisor Class	$806,846
Blue Chip Growth Fund—R Class	4,878
Capital Appreciation Fund—Advisor Class	(a)
Capital Opportunity Fund—Advisor Class	(a)
Capital Opportunity Fund—R Class	(a)
Equity Income Fund—Advisor Class	1,664,919
Equity Income Fund—R Class	37,898
Growth Stock Fund—Advisor Class	198,223
Growth Stock Fund—R Class	45,823
High Yield Fund—Advisor Class	652,960
International Bond Fund—Advisor Class	19,371
International Growth & Income Fund—Advisor Class	25,710
International Growth & Income Fund— R Class	2,400
International Stock Fund—Advisor Class	2,102
International Stock Fund—R Class	901
Mid-Cap Growth Fund—Advisor Class	230,338
Mid-Cap Growth Fund—R Class	110,116
Mid-Cap Value Fund—Advisor Class	131,346
Mid-Cap Value Fund—R Class	81,763
New Income Fund—Advisor Class	16
New Income Fund—R Class	714
Real Estate Fund—Advisor Class	(a)
Retirement 2010 Fund—Advisor Class	6,313
Retirement 2010 Fund—R Class	1,255
Retirement 2020 Fund-—Advisor Class	2,476
Retirement 2020 Fund—R Class	1,280
Retirement 2030 Fund—Advisor Class	2,134
Retirement 2030 Fund—R Class	765
Retirement 2040 Fund—Advisor Class	559
Retirement 2040 Fund—R Class	174
Retirement Income Fund—Advisor Class	1,089
Retirement Income Fund—R Class	3
Science & Technology Fund—Advisor Class	605,275
Short-Term Bond Fund—Advisor Class	(a)
Small-Cap Stock Fund—Advisor Class	281,294
Small-Cap Value Fund—Advisor Class	424,518
Tax-Free Income Fund—Advisor Class	236,826
Value Fund—Advisor Class	91,739

(a)Prior to commencement of operations.

529 Plans

T. Rowe Price is the investment manager of several college savings plans established by states under section 529 of the Internal Revenue Code. Each plan has a number of portfolios that invest in underlying Price Funds including Blue Chip Growth, Equity Index 500, International Growth & Income, International Stock, Mid-

Cap Growth, Mid-Cap Value, New Income, Short-Term Bond, Small-Cap Stock, Spectrum Income, Summit Cash Reserves, U.S. Bond Index, and Value Funds. Each portfolio establishes an omnibus account in the underlying Price Funds. Transfer agent and recordkeeping expenses incurred by the portfolios as a result of transactions by participants in the 529 plans that invest in the Price Funds are paid for by the underlying Price Funds under their agreement with their transfer agent, T. Rowe Price Services, Inc. The expenses borne by each underlying Price Fund are set forth in the shareholder report of the underlying fund under "Related Party Transactions."

Control of Investment Adviser

T. Rowe Price Group, Inc. ("Group") owns 100% of the stock of T. Rowe Price Associates, Inc., which in turn owns 100% of T. Rowe Price International, Inc. Group was formed in 2000 as a holding company for the T. Rowe Price-affiliated companies.

DISTRIBUTOR FOR THE FUNDs

Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as distributor for all T. Rowe Price mutual funds on a continuous basis. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD").

Investment Services is located at the same address as the funds and T. Rowe Price—100 East Pratt Street, Baltimore, Maryland 21202.

Investment Services serves as distributor to the funds, pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the funds (other than the Single-Fee Funds), will all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing of prospectuses and reports to shareholders; and issuing shares, including expenses of confirming purchase orders. For the Single-Fee Funds, the Underwriting Agreement provides that Investment Services will pay, or will arrange for others to pay, all of these fees and expenses.

The Underwriting Agreement also provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services` federal and state registrations as a broker-dealer; and offering and selling shares for each fund, except for those fees and expenses specifically assumed by the funds. Investment Services` expenses are paid by T. Rowe Price.

Investment Services acts as the agent of the funds, in connection with the sale of fund shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for fund shares at net asset value. Other than as described below with respect to the Advisor and R Classes, no sales charges are paid by investors or the funds. No compensation is paid to Investment Services.

Advisor and R Class

Distribution and Shareholder Services Plan

The fund directors adopted a plan pursuant to Rule 12b-1 with respect to each Advisor and R Class (collectively "Class"). Each Plan provides that the Class may compensate Investment Services or such other persons as the funds or Investment Services designates, to finance any or all of the distribution, shareholder servicing, maintenance of shareholder accounts, and/or other administrative services with respect to Class shares. It is expected that most, if not all, payments under the plan will be made (either directly, or indirectly through Investment Services) to brokers, dealers, banks, insurance companies, and intermediaries other than Investment Services. Under the plan, each Class pays a fee at the annual rate of up to 0.25% of that class`s average daily net assets and each R Class pays a fee at the annual rate of up to 0.50% of that class`s average daily net assets. Normally, the full amount of the fee is paid to the intermediary on shares sold through that intermediary. However, a lesser amount may be paid based on the level of services provided. Intermediaries may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing of the Class, as well as for a wide variety of other purposes associated with supporting, distributing, and servicing Class shares. The amount of fees paid by a Class during any year may be more or less than the cost of distribution and other services provided to the Class and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The plan complies with these rules.

The plan requires that Investment Services provide, or cause to be provided, a quarterly written report identifying the amounts expended by each Class and the purposes for which such expenditures were made to the fund directors for their review.

Prior to approving the plan, the funds considered various factors relating to the implementation of the plan and determined that there is a reasonable likelihood that the plan will benefit each fund, its Class, and the Class`s shareholders. The fund directors noted that to the extent the plan allows a fund to sell Class shares in markets to which it would not otherwise have access, the plan may result in additional sales of fund shares. This may enable a fund to achieve economies of scale that could reduce expenses. In addition, certain ongoing shareholder services may be provided more effectively by intermediaries with which shareholders have an existing relationship.

The plan is renewable from year to year with respect to each fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the fund directors and (2) by a vote of the majority of the funds` independent directors ("Rule 12b-1 Directors"), cast in person at a meeting called for the purpose of voting on such approval. The plan may not be amended to increase materially the amount of fees paid by any Class thereunder unless such amendment is approved by a majority vote of the outstanding shares of such Class and by the fund directors in the manner prescribed by Rule 12b-1 under the 1940 Act. The plan is terminable with respect to a Class at any time by a vote of a majority of the Rule 12b-1 Directors or by a majority vote of the outstanding shares in the Class.

Payments under the 12b-1 plans will normally be made for funds that are closed to new investors. Such payments are made for the various services provided to the investors by the intermediaries receiving such payments.

The following payments for the fiscal year indicated were made to third party intermediaries, including brokers-dealers and insurance companies, for the distribution, shareholder servicing, maintenance of shareholder accounts, and/or other administrative services under the plan.

Fund	Fiscal Year Ended 2/29/04
Tax-Free Income Fund—Advisor Class	$187,000

Fund	Fiscal Year Ended 5/31/04
High Yield Fund—Advisor Class	$1,571,000
New Income Fund—Advisor Class	0
New Income Fund—R Class	6,000
Retirement 2010 Fund—Advisor Class	2,000
Retirement 2010 Fund—R Class	1,000
Retirement 2020 Fund—Advisor Class	0
Retirement 2020 Fund—R Class	2,000
Retirement 2030 Fund—Advisor Class	1,000
Retirement 2030 Fund—R Class	1,000
Retirement 2040 Fund—Advisor Class	1,000
Retirement 2040 Fund—R Class	1,000
Retirement Income Fund—Advisor Class	1,000
Retirement Income Fund—R Class	1,000
Short-Term Bond Fund—Advisor Class	(a)

(a) Prior to commencement of operations.

Fund	Fiscal Year Ended 10/31/04
International Growth & Income Fund—Advisor Class	$46,000
International Growth & Income Fund— R Class	18,000
International Stock Fund—Advisor Class	65,000
International Stock Fund—R Class	7,000

Fund	Fiscal Year Ended 12/31/03
Blue Chip Growth Fund—Advisor Class	$1,579,000
Blue Chip Growth Fund—R Class	2,000
Capital Appreciation Fund—Advisor Class	(a)
Capital Opportunity Fund—Advisor Class	(a)
Capital Opportunity Fund—R Class	(a)
Equity Income Fund—Advisor Class	2,822,000
Equity Income Fund—R Class	78,000
Growth Stock Fund—Advisor Class	75,000
Growth Stock Fund—R Class	12,000
International Bond Fund—Advisor Class	69,000
Mid-Cap Growth Fund—Advisor Class	351,000
Mid-Cap Growth Fund—R Class	71,000
Mid-Cap Value Fund—Advisor Class	50,000
Mid-Cap Value Fund—R Class	17,000
Real Estate Fund—Advisor Class	(a)
Science & Technology Fund—Advisor Class	1,241,000
Small-Cap Stock Fund—Advisor Class	514,000
Small-Cap Value Fund—Advisor Class	525,000
Value Fund—Advisor Class	135,000

(a) Prior to commencement of operations.

PORTFOLIO TRANSACTIONS

All funds except International Funds

Investment or Brokerage Discretion

Decisions with respect to the purchase and sale of portfolio securities on behalf of the fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including, where applicable, the negotiation of commissions and the allocation of portfolio brokerage and principal business and the use of affiliates to assist in routing orders for execution.

The fund`s purchases and sales of fixed-income portfolio securities are normally done on a principal basis and do not involve the payment of a commission although they may involve the designation of selling concessions. That part of the discussion below relating solely to brokerage commissions would not normally apply to the fund (except to the extent that the Corporate Income, High Yield, Institutional High Yield, New Income, and Personal Strategy Funds purchase equity securities). However, it is included because T. Rowe Price does manage a significant number of common stock portfolios which do engage in agency transactions and pay commissions and because some research and services resulting from the payment of such commissions may benefit the fund.

How Broker-Dealers Are Selected

Fixed-Income Securities

Fixed-income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client, although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and ask prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

Equity Securities

In purchasing and selling equity securities, T. Rowe Price seeks to obtain quality execution at favorable security prices through responsible broker-dealers and in the case of agency transactions, at competitive commission rates. However, under certain conditions, higher brokerage commissions may be paid in return for brokerage and research services. As a general practice, NASDAQ securities are executed with market-makers through an electronic communications network or Alternative Trading System. In selecting from among market-makers, T. Rowe Price generally seeks to select those it believes to be actively and effectively trading the security being purchased or sold. In selecting broker-dealers to execute the fund`s portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution, and operational capabilities of competing broker-dealers, their expertise in particular markets, and brokerage and research services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker-dealer charging a higher commission rate would offer greater reliability or provide better price or execution, which is often the case with block transactions.

Equity and Fixed-Income Securities

With respect to equity and fixed-income securities, T. Rowe Price may effect principal transactions on behalf of the fund with a broker-dealer who furnishes brokerage and/or research services; designate any such broker-dealer to receive selling concessions, discounts, or other allowances; or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings. T. Rowe Price may receive research services in connection with brokerage transactions, including designations in fixed-price offerings.

How Evaluations Are Made of the Overall Reasonableness of Brokerage Commissions Paid

On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of clients. In evaluating the reasonableness of commission rates, T. Rowe Price considers: (a) historical commission rates; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by broker-dealers; (d) the size of a particular transaction in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker-dealer has capital at risk in the transaction.

Description of Research Services Received From Broker-Dealers

T. Rowe Price receives a wide range of research services from broker-dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer-generated services, telephone contacts, and personal meetings with security analysts. Such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives.

Research services received from broker-dealers are supplemental to T. Rowe Price`s own research efforts and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price`s Equity Research Division to generate all of the information and varied opinions presently provided by broker-dealers. T. Rowe Price pays cash for certain research services received from external non-broker-dealer sources. While receipt of research services from brokerage firms has not reduced T. Rowe Price`s normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by broker-dealers, T. Rowe Price is relieved of expenses which it might otherwise bear.

T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, T. Rowe Price has from time to time received third-party vendor services and products which serve both research and non-research functions. In such event, T. Rowe Price makes a good faith determination of the research and non-research use of the product or service and allocates brokerage only with respect to the research component.

Directed Brokerage

In 2002, the T. Rowe Price Funds that invest in domestic equity securities adopted a commission recapture program. Under the program, a percentage of commissions generated by the portfolio transactions of those funds is rebated to the funds by the broker-dealers and used to pay for certain fund operating expenses.

Commissions to Broker-Dealers Who Furnish Research Services

Certain broker-dealers who provide quality brokerage and execution services also furnish research services to T. Rowe Price. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker-dealer would have charged for effecting the same transaction if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Therefore, research may not necessarily benefit all accounts paying commissions to such broker-dealers. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker-dealer. T. Rowe Price may receive research, as defined in Section 28(e), in connection with selling concessions and designations in fixed-price offerings in which the fund participates.T. Rowe Price adopted a policy, effective January 1, 2005, to discontinue the use of brokerage commissions to acquire independent, third-party research and related services of non-broker-dealer entities.

Independent third-party research will remain an important component of T. Rowe Price`s investment approach. However, independent third-party research will be paid for directly by T. Rowe Price, rather than through third-party soft dollar arrangements. T. Rowe Price will continue to use full service broker-dealers that provide "bundled" proprietary research, subject to T. Rowe Price`s best execution obligations; lower commissions may be available from other broker-dealers that do not provide research.

No selling concessions were designated for broker-dealers during 2004 in connection with fixed price offerings in consideration of independent third-party vendor research and brokerage services provided by such broker-dealers. However, T. Rowe Price may receive proprietary research from broker-dealers designated by T. Rowe Price to receive selling concessions.

Internal Allocation Procedures

T. Rowe Price has a policy of not precommitting a specific amount of business to any broker-dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several broker-dealers, which are able to meet the needs of the transaction.

Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by broker-dealers and attempts to allocate a portion of its brokerage business in response to these assessments. Portfolio managers, research analysts, and the Trading Department each seek to evaluate the brokerage, execution, and research services they receive from broker-dealers and make judgments as to the level of business which would recognize such services. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual business received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions because the total business is allocated on the basis of all the considerations described above. In no case is a broker-dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.

Miscellaneous

T. Rowe Price`s brokerage allocation policy is generally applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by broker-dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-fund accounts) managed by T. Rowe Price. Conversely, research services received from broker-dealers which execute transactions for the fund are not necessarily used by T. Rowe Price in connection with the management of the fund.

From time to time, orders for clients may be placed through a computerized transaction network.

The fund does not allocate business to any broker-dealer on the basis of its sales of the fund`s shares. However, this does not mean that broker-dealers who purchase fund shares for their clients will not receive business from the fund.

Some of T. Rowe Price`s other clients have investment objectives and programs similar to those of the fund. T. Rowe Price may make recommendations to other clients which result in their purchasing or selling securities simultaneously with the fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price`s policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution, which generally results in lower commission rates being attained. Clients should be aware, however, that the grouping of their orders with other clients may sometimes result in a more favorable price and at other times may result in a less favorable price than if the client orders had not been grouped. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client`s proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price may include orders on behalf of the T. Rowe Price Associates Foundation, Inc. and The T. Rowe Price Program for Charitable Giving, Inc., not for profit entities, in aggregated orders from time to time. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock for its clients (including the T. Rowe Price funds) if, as a result of such purchases, 10% or more of the outstanding common stock of the issuer would be held by its clients and clients of affiliated advisers in the aggregate. In certain limited instances, however, T. Rowe Price may increase aggregate ownership to a maximum of 15% or more. For purposes of determining these limits, T. Rowe Price includes securities held by clients of affiliated advisers.

T. Rowe Price may give advice and take action for clients, including investment companies, which differs from advice given or the timing or nature of action taken for other clients. T. Rowe Price is not obligated to initiate transactions for clients in any security that its principals, affiliates, or employees may purchase or sell for their own accounts or for other clients.

Purchase and sale transactions may be effected directly among and between non-ERISA client accounts (including affiliated mutual funds), provided no commission is paid to any broker-dealer, the security traded has readily available market quotations, and the transaction is effected at the independent current market price.

At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.

Trade Allocation Policies

T. Rowe Price has developed written trade allocation guidelines for its Trading Desks. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro-rata allocation based upon the relative sizes of the participating client portfolios or the relative sizes of the participating client orders, depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating client. Because a pro-rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis. For example, adjustments may be made: (i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimus positions; (iii) to give priority to accounts with specialized investment policies and objectives; and (iv) to reallocate in light of a participating portfolio`s characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure). Also, with respect to private placement transactions, conditions imposed by the issuer may limit availability of allocations to the fund.

International Funds

Investment or Brokerage Discretion

Decisions with respect to the purchase and sale of portfolio securities on behalf of the fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business and the use of affiliates to assist in routing orders for execution.

How Broker-Dealers Are Selected

Fixed-Income Securities

For fixed-income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer`s underwriter, or with a primary market-maker acting as principal on a net basis, with no brokerage commission being paid by the fund. However, the price of the securities generally includes compensation which is not disclosed separately. Transactions placed through dealers who are serving as primary market-makers reflect the spread between the bid and asked prices.

With respect to equity and fixed-income securities, T. Rowe Price International may effect principal transactions on behalf of the fund with a broker-dealer who furnishes research services, designate any such broker-dealer to receive selling concessions, discounts, or other allowances, or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings. T. Rowe Price International may receive research services in connection with brokerage transactions, including designations in fixed-price offerings.

T. Rowe Price International may cause a fund to pay a broker-dealer who furnishes research services a commission for executing a transaction that may be in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the research services which have been provided. In some cases, research services are generated by third parties but are provided to T. Rowe Price International by or through broker-dealers.

Equity Securities

In purchasing and selling equity securities, it is T. Rowe Price International`s policy to seek to obtain quality execution at the most favorable security prices through responsible broker-dealers and at competitive commission rates where such rates are negotiable. However, under certain conditions, higher brokerage commissions may be paid in return for brokerage and research goods and services. In selecting broker-dealers to execute the fund`s portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution, and operational capabilities of competing broker-dealers, their expertise in particular markets, and brokerage and research services provided by them. It is not the policy of T. Rowe Price International to seek the lowest available commission rate where it is believed that a broker-dealer charging a higher commission rate would offer greater reliability or provide better price or execution, which is often the case with block transactions.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. However, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

How Evaluations Are Made of the Overall Reasonableness of Brokerage Commissions Paid

On a continuing basis, T. Rowe Price International seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of clients. In evaluating the reasonableness of commission rates, T. Rowe Price International considers: (a) historical commission rates; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by broker-dealers; (d) the size of a particular transaction in terms of the number of shares and dollar amount; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker-dealer has capital at risk in the transaction.

Descriptions of Research Services Received From Broker-Dealers

T. Rowe Price International receives a wide range of research services from broker-dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which a fund`s portfolio is likely to be invested. Research services are received primarily in the form of written reports, e-mails, computer-generated services, telephone contacts, and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. T. Rowe Price International cannot readily determine the extent to which commissions charged by broker-dealers reflect the value of their research services, but broker-dealers generally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by broker-dealers, T. Rowe Price International is relieved of expenses which it might otherwise bear.

Commissions to Broker-Dealers Who Furnish Research Services

Certain broker-dealers that provide quality brokerage and execution services also furnish research services to T. Rowe Price International. With regard to payment of brokerage commissions, T. Rowe Price International has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker-dealer which furnishes brokerage or research services a higher commission than that which might be charged by another broker-dealer which does not furnish research services, or which furnishes research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the adviser with respect to the accounts as to which it exercises investment discretion. Accordingly, T. Rowe Price International may assess the reasonableness of commissions in light of the total research services provided by each particular broker-dealer. T. Rowe Price International may receive research, as defined in Section 28(e), in connection with selling concessions and designations in fixed-price offerings for non-ERISA accounts.

T. Rowe Price adopted a policy, effective January 1, 2005, to discontinue the use of brokerage commissions to acquire independent, third-party research and related services of non-broker-dealer entities.

Independent third-party research will remain an important component of T. Rowe Price`s investment approach. However, independent third-party research will be paid for directly by T. Rowe Price, rather than through third-party soft dollar arrangements. T. Rowe Price will continue to use full service broker-dealers that provide "bundled" proprietary research, subject to T. Rowe Price`s best execution obligations; lower commissions may be available from other broker-dealers that do not provide research.

Internal Allocation Procedures

T. Rowe Price has a policy of not pre-committing a specific amount of business to any broker-dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several broker-dealers which are able to meet the needs of the transaction.

Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by broker-dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Portfolio managers, research analysts, and the Trading Department each seek to evaluate the brokerage, execution and research services they receive from broker-dealers and make judgements as to the level of business which would recognize such services. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual business received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker-dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.

Miscellaneous

Research services furnished by broker-dealers through which T. Rowe Price International effects securities transactions may be used in servicing all accounts managed by T. Rowe Price International. Conversely, research services received from broker-dealers which execute transactions for a particular fund will not necessarily be used by T. Rowe Price International exclusively in connection with the management of that fund.

Some of T. Rowe Price International`s other clients have investment objectives and programs similar to those of the fund. T. Rowe Price International may make recommendations to other clients which result in their purchasing or selling securities simultaneously with the fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price International`s policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price International may follow the practice of grouping orders of various clients for execution, which generally results in lower commission rates being attained. Clients should be aware, however, that the grouping of their orders with other clients may sometimes result in a more favorable price and at other times may result in a less favorable price than if the client orders had not been grouped. In certain cases, where the aggregate order may be executed in a series of transactions at various prices on a given day, each participating client`s proportionate share of such order will reflect the average price paid or received with respect to the total order.

T. Rowe Price has developed written trade allocation guidelines for its Trading desk. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the relative sizes of the participating client portfolios or the relative sizes of the participating client orders depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating client. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis, which may include a system-generated random allocation. Adjustments may be made in such situations as: (i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimus positions; (iii) to give priority to accounts with specialized investment policies and objectives; and (iv) to reallocate in light of a participating portfolio`s characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure). Also, with respect to private placement transactions, conditions imposed by the issuer may limit availability of allocations to client accounts.

T. Rowe Price may give advice and take action for clients, including investment companies, which differs from advice given or the timing or nature of action taken for other clients. T. Rowe Price is not obligated to initiate transactions for clients in any security which the advisers, their principals, affiliates or employees may purchase or sell for their own accounts or for other clients.

Purchase and sale transactions may be effected directly between non-ERISA client accounts (including mutual funds), provided no commission is paid to any broker-dealer, the security traded has readily available market quotations, and the transaction is effected at the independent current market price.

Price International has a Brokerage Control Committee, which is responsible for developing brokerage policy, monitoring its implementation and resolving questions that arise in that connection.

T. Rowe Price International has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients and clients of affiliated advisers in the aggregate. For purposes of determining the 10% limit, T. Rowe Price International includes securities held by clients of affiliated advisers. In certain limited instances, however, T. Rowe Price International may increase aggregate ownership to a maximum of 15% or more.

The fund does not allocate business to any broker-dealer on the basis of its sales of the fund`s shares. However, this does not mean that broker-dealers who purchase fund shares for their clients will not receive business from the fund.

All funds

Total Brokerage Commissions

For the fiscal years indicated, the total brokerage commissions paid by each fund, including the discounts received by securities dealers in connection with underwritings, and the percentage of these commissions paid to firms which provided research, statistical, or other services to T. Rowe Price or T. Rowe Price International in connection with the management of each fund that invests in equity securities, are shown below.

Fund	Fiscal Year Ended
	2/29/04%		2/28/03%		2/28/02%
California Tax-Free Bond	$150,000	(a)	$182,000	(a)	$297,000	(a)
California Tax-Free Money	1,000	(a)	4,000	(a)	19,000	(a)
Florida Intermediate Tax-Free	17,000	(a)	24,000	(a)	20,000	(a)
Georgia Tax-Free Bond	39,000	(a)	52,000	(a)	61,000	(a)
Maryland Short-Term Tax-Free Bond	112,000	(a)	84,000	(a)	27,000	(a)
Maryland Tax-Free Bond	584,000	(a)	385,000	(a)	484,000	(a)
Maryland Tax-Free Money	0	(a)	3,000	(a)	1,000	(a)
New Jersey Tax-Free Bond	67,000	(a)	91,000	(a)	96,000	(a)
New York Tax-Free Bond	176,000	(a)	289,000	(a)	255,000	(a)
New York Tax-Free Money	0	(a)	4,000	(a)	1,000	(a)
Tax-Efficient Balanced	1,000	0.0	4,000	0.0	19,000	0.0
Tax-Efficient Growth	10,000	0.0	18,000	0.0	11,000	0.0
Tax-Efficient Multi-Cap Growth	5,000	0.30	15,000	0.0	11,000	0.39
Tax-Exempt Money	0	(a)	69,000	(a)	4,000	(a)
Tax-Free High Yield	1,003,000	(a)	1,148,000	(a)	1,586,000	(a)
Tax-Free Income	1,007,000	(a)	959,000	(a)	1,103,000	(a)
Tax-Free Intermediate Bond	80,000	(a)	87,000	(a)	68,000	(a)
Tax-Free Short-Intermediate	188,000	(a)	172,000	(a)	141,000	(a)
Virginia Tax-Free Bond	212,000	(a)	254,000	(a)	361,000	(a)

(a)Percentages are not required for funds that do not invest in equity securities.

Fund	Fiscal Year Ended
	5/31/04%		5/31/03%		5/31/02%
Corporate Income	$109,000	87.4	$121,000	94.0	$103,000	95.0
GNMA	24,000	(a)	13,000	(a)	0	(a)
Government Reserve Investment	(b)	(b)	(b)	(b)	(b)	(b)
High Yield	7,754,000	87.6	14,294,000	86.0	9,189,000	82.0
Inflation Protected Bond	1,600	(a)	121,000	(a)	(c)	(c)
Institutional High Yield	2,018,000	(a)	1,291,000	(a)	(c)	(c)
New Income	896,000	91.2	1,343,000	96.0	1,734,000	98.0
Personal Strategy Balanced	461,000	28.1	654,000	17.0	843,000	14.0
Personal Strategy Growth	315,000	31.8	311,000	24.0	374,000	19.0
Personal Strategy Income	145,000	25.7	257,000	12.0	332,000	9.0
Prime Reserve	(b)	(b)	(b)	(b)	(b)	(b)
Reserve Investment	(b)	(b)	(b)	(b)	(b)	(b)
Retirement 2005	(c)	(c)	(c)	(c)	(c)	(c)
Retirement 2010	(b)	(b)	(b)	(b)	(c)	(c)
Retirement 2015	(c)	(c)	(c)	(c)	(c)	(c)
Retirement 2020	(b)	(b)	(b)	(b)	(c)	(c)
Retirement 2025	(c)	(c)	(c)	(c)	(c)	(c)
Retirement 2030	(b)	(b)	(b)	(b)	(c)	(c)
Retirement 2035	(c)	(c)	(c)	(c)	(c)	(c)
Retirement 2040	(b)	(b)	(b)	(b)	(c)	(c)
Retirement Income	(b)	(b)	(b)	(b)	(c)	(c)
Short-Term Bond	660,000	(a)	302,000	(a)	217,000	(a)
U.S. Treasury Intermediate	7,000	(a)	11,000	(a)	0	(a)
U.S. Treasury Long-Term	12,000	(a)	12,000	(a)	0	(a)
U.S. Treasury Money	(b)	(b)	(b)	(b)	(b)	(b)

(a)Percentages are not required for funds that do not invest in equity securities.

(b)Not applicable.

(c)Prior to commencement of operations.

Fund	Fiscal Year Ended
	10/31/04%		10/31/03%		10/31/02%
Emerging Europe & Mediterranean	$515,000	16.6	$159,000	32.9	$85,000	90.0
Emerging Markets Stock	2,398,000	10.9	1,052,000	33.2	736,000	89.0
European Stock	810,000	1.2	724,000	33.0	556,000	88.0
Global Stock	142,000	18.6	82,000	40.2	110,000	43.0
Institutional Emerging Markets Equity	135,000	10.0	61,000	43.0	(a)	(a)
Institutional Foreign Equity	1,433,000	3.5	1,720,000	30.5	2,081,946	1.0
International Discovery	3,282,000	0.2	2,165,000	28.0	1,796,000	65.0
International Equity Index	39,000	4.4	11,000	0.1	14,000	0.0
International Growth & Income	327,000	4.5	77,000	2.0	7,000	12.0
International Stock	5,872,000	3.5	5,961,000	38.8	5,790,000	83.0
Japan	1,161,000	0.0	838,000	32.3	306,000	78.0
Latin America	452,000	54.0	267,000	67.8	249,000	85.0
New Asia	3,996,000	0.0	2,510,000	36.2	2,680,000	90.0
Summit Cash Reserves	0	(b)	0	(b)	0	(b)
Summit GNMA	2,000	(b)	2,000	(b)	2,000	(b)
Summit Municipal Income	105,000	(b)	119,000	(b)	149,000	(b)
Summit Municipal Intermediate	70,000	(b)	49,000	(b)	44,000	(b)
Summit Municipal Money Market	0	(b)	0	(b)	1,000	(b)
U.S. Bond Index	7,000	(b)	15,000	(b)	23,000	(b)

(a)Prior to commencement of operations.

(b)Percentages are not required for funds that do not invest in equity securities.

Fund	Fiscal Year Ended
	12/31/03%		12/31/02%		12/31/01%
Balanced	$604,000	19.3	$1,341,000	14.7	$1,203,000	10.9
Blue Chip Growth	6,285,000	72.7	7,802,000	61.8	7,972,000	39.8
Capital Appreciation	2,442,000	19.4	2,513,000	14.1	2,345,000	14.1
Capital Opportunity	107,000	63.9	127,000	42.4	101,000	31.5
Developing Technologies	146,000	39.4	94,000	63.7	72,000	10.9
Diversified Mid-Cap Growth	(a)	(a)	(a)	(a)	(a)	(a)
Diversified Small-Cap Growth	51,000	32.8	88,000	24.5	55,000	2.4
Dividend Growth	355,000	66.3	554,000	48.3	640,000	66.5
Emerging Markets Bond	0	(b)	605,000	(b)	0	(b)
Equity Income	7,017,000	44.0	8,255,000	39.8	7,344,000	26.2
Equity Index 500	239,000	1.3	339,000	1.7	193,000	0.8
Extended Equity Market Index	28,000	1.9	42,000	7.3	42,000	0.1
Financial Services	620,000	50.7	604,000	39.7	539,000	51.4
Global Technology	464,000	36.3	543,000	50.2	510,000	45.4
Growth & Income	2,416,000	60.4	3,408,000	49.2	4,538,000	49.5
Growth Stock	6,388,000	37.9	6,963,000	42.4	8,332,000	52.7
Health Sciences	2,779,000	74.9	2,768,000	85.0	2,732,000	60.4
Institutional Large-Cap Core Growth	(c)	30.0	(a)	(a)	(a)	(a)
Institutional Large-Cap Growth	22,000	53.5	15,000	26.5	2,000	6.7
Institutional Large-Cap Value	18,000	24.7	7,000	25.3	5,000	18.1
Institutional Mid-Cap Equity Growth	604,000	47.3	489,000	58.1	565,000	18.6
Institutional Small-Cap Stock	467,000	45.2	571,000	62.1	265,000	33.9
International Bond	0	(b)	205,000	(b)	0	(b)
Media & Telecommunications	2,882,000	39.0	4,243,000	45.0	3,993,000	43.2
Mid-Cap Growth	14,169,000	45.3	9,544,000	58.6	11,886,000	18.3
Mid-Cap Value	4,260,000	62.0	3,708,000	66.0	1,050,000	75.5
New America Growth	1,599,000	64.3	2,048,000	53.0	1,823,000	36.4
New Era	921,000	52.6	960,000	28.7	1,411,000	40.4
New Horizons	9,939,000	36.5	8,357,000	45.6	7,929,000	7.1
Real Estate	312,000	43.5	126,000	64.4	114,000	36.8
Science & Technology	7,358,000	32.9	8,785,000	35.1	15,035,000	31.4
Small-Cap Stock	5,140,000	45.4	5,313,000	55.4	2,865,000	38.0
Small-Cap Value	2,325,000	50.7	4,163,000	67.9	1,656,000	50.0
Spectrum Growth	(d)	(d)	(d)	(d)	(d)	(d)
Spectrum Income	(d)	(d)	(d)	(d)	(d)	(d)
Spectrum International	(d)	(d)	(d)	(d)	(d)	(d)
Total Equity Market Index	44,000	0.84	36,000	2.8	40,000	0.0
Value	1,574,000	38.4	2,120,000	59.1	2,221,000	55.1

(a)Prior to commencement of operations.

(b)Percentages are not required for funds that do not invest in equity securities.

(c)Less than $1,000.

(d)Not applicable.

Fund Holdings in Securities of Brokers and Dealers

The following lists the funds` holdings in securities of its regular brokers and dealers as of the end of the fiscal years indicated.

		Fiscal Year Ended 2/29/04
Fund	Broker	Value of Stock Holdings	Value of Bond Holdings
Tax-Efficient Balanced
	Citigroup	$653,000	—
Tax-Efficient Growth
	Citigroup	$2,151,000	—
Tax-Efficient Multi-Cap Growth
	Legg Mason	$85,000	—
	Raymond James	23,000	—

		Fiscal Year Ended 5/31/04
Fund	Broker	Value of Stock Holdings	Value of Bond Holdings
Corporate Income
	Bank of America	$251,000	—
	Citigroup	186,000	—
	J.P. Morgan Chase	202,000	—
Government Reserve Investment
	Barclays Capital	—	$25,000,000
	Credit Suisse First Boston	—	125,000,000
	Deutsche Bank	—	145,000,000
	Goldman Sachs	—	25,651,000
	J.P. Morgan Chase	—	25,000,000
	Morgan Stanley	—	35,000,000
	UBS	—	100,000,000
	Wachovia	—	35,000,000
New Income
	Bank of America	—	$44,446,000
	Citigroup	$2,171,000	—
	Goldman Sachs	—	9,415,000
	Greenwich	—	9,199,000
	J.P. Morgan Chase	—	51,354,000
	Morgan Stanley	—	21,700,000
	UBS	—	17,544,000
Personal Strategy Balanced
	Bank of America	$5,187,000	$3,947,000
	Bear Sterns	—	1,689,000
	Citigroup	8,277,000	2,123,000
	Credit Suisse First Boston	958,000	—
	Deutsche Bank	947,000	—
	Freddie Mac	1,168,000	—
	Goldman Sachs	2,010,000	767,000
	Greenwich	—	726,000
	J.P. Morgan Chase	111,000	3,805,000
	Merrill Lynch	2,738,000	—
	Morgan Stanley	1,616,000	905,000
	Prudential	254,000	297,000
	UBS	—	1,911,000
Personal Strategy Growth
	Bank of America	$4,240,000	$1,099,000
	Bear Sterns	—	571,000
	Citigroup	6,700,000	564,000
	Credit Suisse First Boston	771,000	—
	Deutsche Bank	783,000	—
	Freddie Mac	1,068,000	—
	Goldman Sachs	1,634,000	226,000
	Greenwich	—	200,000
	J.P. Morgan Chase	88,000	1,424,000
	Merrill Lynch	2,192,000	—
	Morgan Stanley	1,300,000	257,000
	Prudential	212,000	79,000
	UBS	—	563,000
Personal Strategy Income
	Bank of America	$1,347,000	$2,075,000
	Bear Sterns	—	298,000
	Citigroup	2,177,000	979,000
	Credit Suisse First Boston	241,000	—
	Deutsche Bank	240,000	—
	Freddie Mac	321,000	—
	Goldman Sachs	526,000	391,000
	Greenwich	—	376,000
	J.P. Morgan Chase	29,000	3,060,000
	Merrill Lynch	693,000	—
	Morgan Stanley	455,000	858,000
	Prudential	70,000	168,000
	UBS	—	980,000
Prime Reserve
	Citigroup	—	$57,138,000
	Credit Suisse First Boston	—	67,186,000
	Goldman Sachs	—	49,600,000
	Merrill Lynch	—	26,244,000
	Morgan Stanley	—	51,984,000
Reserve Investment
	ABN Amro	—	$10,579,000
	Barclays Capital	—	91,000,000
	Credit Suisse First Boston	—	50,000,000
	Deutsche Bank	—	45,006,000
	Goldman Sachs	—	60,000,000
	Morgan Stanley	—	49,971,000
	UBS	—	52,640,000
	Wachovia	—	1,403,000
Short-Term Bond
	Bank of America	—	$30,220,000
	Citigroup	—	32,587,000
	Goldman Sachs	—	9,478,000
	Greenwich	—	7,514,000
	J.P. Morgan Chase	—	10,092,000
	Lehman Brothers	—	5,843,000
	Merrill Lynch	—	7,119,000
	Morgan Stanley	—	16,545,000
	Wachovia	—	7,147,000

		Fiscal Year Ended 10/31/04
Fund	Broker	Value of Stock Holdings	Value of Bond Holdings
European Stock
	Credit Suisse First Boston	$9,800,000	—
	Deutsche Bank	4,910,000	—
	UBS	17,776,000	—
Foreign Equity
	Credit Suisse First Boston	$6,855,000	—
	Deutsche Bank	2,855,000	—
	UBS	13,014,000	—
Global Stock
	Citicorp	$1,868,000	—
	Credit Suisse First Boston	347,000	—
	Merrill Lynch	588,000	—
	UBS	922,000	—
International Equity Index
	UBS	$476,000	—
International Growth & Income
	ABN Amro	$4,323,000	—
	Deutsche Bank	1,532,000	—
	UBS	4,557,000	—
International Stock
	Credit Suisse First Boston	$45,260,000	—
	Deutsche Bank	18,848,000	—
	UBS	85,925,000	—
Summit Cash Reserves
	Citigroup	—	$22,547,000
	Goldman Sachs	—	15,000,000
	Morgan Stanley	—	25,000,000
U.S. Bond Index
	Bank of America	—	$715,000
	BB&T	—	295,000
	Bear Stearns	—	1,145,000
	Citigroup	—	663,000
	Credit Suisse First Boston	—	204,000
	Goldman Sachs	—	687,000
	HSBC	—	663,000
	J.P. Morgan Chase	—	781,000
	Lehman Brothers	—	506,000
	Merrill Lynch	—	197,000
	Morgan Stanley	—	633,000

		Fiscal Year Ended 12/31/03
Fund	Broker	Value of Stock Holdings	Value of Bond Holdings
Balanced
	Bank of New York	$3,312,000	—
	Bear Stearns	—	$1,272,000
	Citigroup	27,713,000	1,510,000
	Credit Suisse First Boston	—	1,301,000
	Deutsche Bank	1,793,000	—
	Goldman Sachs	7,770,000	2,781,000
	J.P. Morgan Chase	10,792,000	6,154,000
	Lehman Brothers	—	1,485,000
	Morgan Stanley	9,010,000	7,510,000
	Prudential	2,673,000	—
Blue Chip Growth
	Citigroup	$282,988,000	—
	Goldman Sachs	66,643,000	—
	Legg Mason	34,114,000	—
	Merrill Lynch	90,907,000	—
	Morgan Stanley	75,231,000	—
Capital Opportunity
	Bank of America	$756,000	—
	Goldman Sachs	424,000	—
	J.P. Morgan Chase	911,000	—
	Lehman Brothers	178,000	—
	Merrill Lynch	440,000	—
Diversified Small-Cap Growth
	Investment Technology Group	$137,000	—
	Legg Mason	141,000	—
Dividend Growth
	Citigroup	$19,173,000	—
	Morgan Stanley	5,787,000	—
	Prudential	2,089,000	—
Equity Income
	Bank of America	$119,841,000	—
	Citigroup	108,730,000	—
	J.P. Morgan Chase	121,209,000	—
	Morgan Stanley	101,272,000	—
Equity Index 500
	Bear Stearns	$3,002,000	—
	Citigroup	91,928,000	—
	Goldman Sachs	17,201,000	—
	J.P. Morgan Chase	27,444,000	—
	Lehman Brothers	7,819,000	—
	Merrill Lynch	20,426,000	—
	Morgan Stanley	23,147,000	—
	State Street Corp.	6,322,000	—
Extended Equity Market Index
	Investment Technology Group	$32,000	—
	Legg Mason	193,000	—
	Raymond James	72,000	—
Financial Services
	Citigroup	$16,901,000	—
	Goldman Sachs	10,436,000	—
	J.P. Morgan Chase	17,116,000	—
	Lehman Brothers	10,965,000	—
	Merrill Lynch	15,308,000	—
	Morgan Stanley	17,303,000	—
	Prudential	8,120,000	—
Growth & Income
	Citigroup	$48,297,000	—
	Goldman Sachs	17,771,000	—
	J.P. Morgan Chase	33,975,000	—
	Morgan Stanley	24,653,000	—
	Prudential	8,354,000	—
Growth Stock
	Citigroup	$211,634,000	—
	Credit Suisse First Boston	42,971,000	—
	Goldman Sachs	21,721,000	—
	Merrill Lynch	70,966,000	—
	Morgan Stanley	39,352,000	—
Institutional Large-Cap Core Growth
	Bank of America	$217,000	—
	Citigroup	810,000	—
	Goldman Sachs	222,000	—
	Merrill Lynch	141,000	—
	Morgan Stanley	191,000	—
Institutional Large-Cap Growth
	Citigroup	$878,000	—
	Morgan Stanley	324,000	—
Institutional Large-Cap Value
	Bank of America	$676,000	—
	Citigroup	1,584,000	—
	J.P. Morgan Chase	977,000	—
	Merrill Lynch	525,000	—
	Morgan Stanley	798,000	—
	Prudential	604,000	—
New America Growth
	Citigroup	$12,135,000	—
	Goldman Sachs	15,303,000	—
	Lehman Brothers	6,950,000	—
	Morgan Stanley	6,887,000	—
Total Equity Market Index
	Bear Stearns	$178,000	—
	Citigroup	5,418,000	—
	Goldman Sachs	1,027,000	—
	Investment Technology Group	29,000	—
	J.P. Morgan Chase	1,609,000	—
	Legg Mason	116,000	—
	Lehman Brothers	458,000	—
	Merrill Lynch	1,185,000	—
	Morgan Stanley	1,366,000	—
	Raymond James	45,000	—
	State Street Corp.	375,000	—
Value
	Citigroup	$10,921,000	—
	J.P. Morgan Chase	16,529,000	—
	Morgan Stanley	26,041,000	—
	Prudential	10,443,000	—

Portfolio Turnover

The portfolio turnover rates for the funds (if applicable) for the fiscal years indicated are as follows:
Fund	Fiscal Year Ended
	2/29/04	2/28/03	2/28/02
California Tax-Free Bond	19.9%	28.5%	39.0%
California Tax-Free Money	(a)	(a)	(a)
Florida Intermediate Tax-Free	17.3	12.8	15.3
Georgia Tax-Free Bond	29.2	24.8	32.1
Maryland Short-Term Tax-Free Bond	35.5	31.9	23.8
Maryland Tax-Free Bond	33.0	19.4	18.5
Maryland Tax-Free Money	(a)	(a)	(a)
New Jersey Tax-Free Bond	14.0	14.7	17.0
New York Tax-Free Bond	28.7	30.0	33.5
New York Tax-Free Money	(a)	(a)	(a)
Tax-Efficient Balanced	18.2	21.3	24.3
Tax-Efficient Growth	13.4	17.6	8.5
Tax-Efficient Multi-Cap Growth	15.3	27.0	15.4
Tax-Exempt Money	(a)	(a)	(a)
Tax-Free High Yield	26.5	30.8	32.7
Tax-Free Income	26.9	24.4	28.2
Tax-Free Intermediate Bond	30.0	20.7	19.7
Tax-Free Short-Intermediate	41.6	29.7	30.0
Virginia Tax-Free Bond	29.2	33.5	47.1

(a)Money funds are not required to show portfolio turnover.

Fund	Fiscal Year Ended
	5/31/04	5/31/03	5/31/02
Corporate Income	82.9%	92.9%	91.1%
GNMA	302.1	385.8(a)	145.2
Government Reserve Investment	(b)	(b)	(b)
High Yield	74.0	59.9	71.3
Inflation Protected Bond	26.9	35.6(c)	(d)
Institutional Core Plus	(d)	(d)	(d)
Institutional High Yield	73.5	72.3	(d)
New Income	219.0	221.2	222.0
Personal Strategy Balanced	72.9	87.8	97.2
Personal Strategy Growth	47.2	52.5	68.4
Personal Strategy Income	97.5	108.5	115.9
Prime Reserve	(b)	(b)	(b)
Reserve Investment	(b)	(b)	(b)
Retirement 2005	20.6(c)	(d)	(d)
Retirement 2010	0.5	12.8(c)	(d)
Retirement 2015	0.6(c)	(d)	(d)
Retirement 2020	0.0	4.1(c)	(d)
Retirement 2025	3.4(c)	(d)	(d)
Retirement 2030	8.8	3.1(c)	(d)
Retirement 2035	13.1(c)	(d)	(d)
Retirement 2040	1.2	18.8(c)	(d)
Retirement Income	3.9	6.2(c)	(d)
Short-Term Bond	69.5	110.1(a)	49.9
U.S. Treasury Intermediate	77.4	105.6	104.4
U.S. Treasury Long-Term	51.9	65.5	48.5
U.S. Treasury Money	(b)	(b)	(b)

(a)The fund`s higher portfolio turnover for this year was due primarily to increased trading of mortgage dollar rolls.

(b)Money funds are not required to show portfolio turnover.

(c)Annualized.

(d)Prior to commencement of operations.

Fund	Fiscal Year Ended
	10/31/04	10/31/03	10/31/02
Emerging Europe & Mediterranean	67.7%	54.1%	94.5%
Emerging Markets Stock	70.0	65.6	70.5
European Stock	22.5	23.1	16.1
Global Stock	72.3	38.7	48.4
Institutional Emerging Markets Equity	69.1	70.4	(a)
Institutional Foreign Equity	28.8	27.8	20.0
International Discovery	106.4	115.9	93.9
International Equity Index	58.2	39.4	49.0
International Growth & Income	45.8	53.2	24.6
International Stock	28.2	25.2	21.6
Japan	212.4	254.7(b)	104.2
Latin America	34.8	27.4	21.0
New Asia	72.3	71.7	72.0
Summit Cash Reserves	(c)	(c)	(c)
Summit GNMA	198.6	312.0	327.9
Summit Municipal Income	30.5	37.0	47.3
Summit Municipal Intermediate	26.5	29.8	18.5
Summit Municipal Money Market	(c)	(c)	(c)
U.S. Bond Index	167.1	190.3	140.4

(a)Prior to commencement of operations.

(b)The increase in the fund`s portfolio turnover from 2002 to 2003 was primarily the result of changes in the investment advisory group. New membership in the group had a different outlook on a number of the fund`s portfolio holdings and initiated changes in the composition of the portfolio as a result.

(c)Money funds are not required to show portfolio turnover.

Fund	Fiscal Year Ended
	12/31/03	12/31/02	12/31/01
Balanced	38.4%	49.1%	36.0%
Blue Chip Growth	32.6	46.2	48.3
Capital Appreciation	17.9	17.6	25.1
Capital Opportunity	47.5	48.2	53.6
Developing Technologies	66.3	81.5	107.5
Diversified Mid-Cap Growth	(b)	(b)	(b)
Diversified Small-Cap Growth	23.3	43.8	30.3
Dividend Growth	17.5	20.4	34.9
Emerging Markets Bond	68.6	51.4	75.5
Equity Income	11.8	15.2	17.3
Equity Index 500	1.2	6.6	4.0
Extended Equity Market Index	8.5	21.0	31.3
Financial Services	50.8	49.7	54.8
Global Technology	151.4	211.4	189.2
Growth & Income	40.5	44.7	65.9
Growth Stock	35.0	46.9	64.1
Health Sciences	44.8	62.7	74.6
Institutional Large-Cap Core Growth	8.6	(b)	(b)
Institutional Large-Cap Growth	73.3	91.3	98.2(a)
Institutional Large-Cap Value	28.9	25.3	106.3
Institutional Mid-Cap Equity Growth	52.2	38.1	48.6
Institutional Small-Cap Stock	22.2	19.1	26.9
International Bond	38.5	113.9	107.6
Media & Telecommunications	123.5	184.9	241.1
Mid-Cap Growth	30.2	36.0	43.0
Mid-Cap Value	50.4	51.1	57.5
New America Growth	61.6	61.5	52.1
New Era	17.7	11.5	17.9
New Horizons	28.6	23.7	27.4
Real Estate	4.5	9.8	37.2
Science & Technology	47.8	60.8	143.6
Small-Cap Stock	16.3	15.3	16.5
Small-Cap Value	10.3	12.2	16.8
Spectrum Growth	2.3	3.9	6.1
Spectrum Income	4.0	14.1	22.7
Spectrum International	47.1	94.4	30.6
Total Equity Market Index	2.3	5.6	8.6
Value	30.6	29.6	42.2

(a)Annualized.

(b)Prior to commencement of operations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 250 West Pratt Street, 21st Floor, Baltimore, Maryland 21201, are the independent registered public accounting firm to the funds.

Except for Diversified Mid-Cap Growth Fund whose financial statements are included on the following page, the financial statements and Report of Independent Registered Public Accounting Firm of the funds included in each fund`s annual report are incorporated into this SAI by reference. A copy of the annual report of each fund with respect to which an inquiry is made will accompany this SAI.

T. Rowe price Diversified MiD-Cap GrOWTH fund

DECEMBER 15, 2003

statement of assets and liabilities

Assets

Cash$100,000

Prepaid registration fees49,666

Total assets149,666

Liabilities

Payable to manager(49,666)

Total liabilities(49,666)

NET ASSETS$100,000

OFFERING AND REDEMPTION PRICE$ 10.00

Net Assets Consist of:

Paid-in-capital applicable to 10,000 shares of $0.0001

par value capital stock outstanding; 1,000,000,000

shares authorized$100,000

T. Rowe price Diversified MiD-Cap GrOWTH fund

STATEMENT OF OPERATIONS

October 22, 2003

through

December 15, 2003

Expenses

Organization expenses$590

Reimbursed by manager (590)

Net investment income --

INCREASE (DECREASE) IN NET ASSETS

FROM START-UP OPERATIONS$ --

The accompanying notes are an integral part of these financial statements.

NOTE TO FINANCIAL STATEMENTS

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc. (the fund) was organized on October 22, 2003, as a Maryland corporation and is registered under the Investment Company Act of 1940 as a diversified, open-end management company. Through December 15, 2003, the fund had no operations other than those matters related to organization and registration as an investment company, the registration of shares for sale under the Securities Act of 1933, and the sale of 10,000 shares of the fund at $10.00 per share on December 15, 2003 to T. Rowe Price Associates, Inc. via share exchange from a T. Rowe Price money market mutual fund. The exchange was settled in the ordinary course of business on December 15, 2003 with the transfer of $100,000 cash.

The fund has entered into an investment management agreement with T. Rowe Price Associates, Inc. (the manager). Under the terms of the investment management agreement, the manager is required to bear all expenses of the fund, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through April 30, 2006, which would otherwise cause the fund`s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.25%. Through April 30, 2008, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund`s expense ratio to exceed its expense limitation. Through December 15, 2003, the fund incurred organization expenses in the approximate amount of $590, which the manager has paid on the fund`s behalf.

Also, through December 15, 2003, initial registration fees in the amount of $49,666 were prepaid by the manager on behalf of the fund. This amount will be repaid to the manager upon commencement of operations and prepaid registration fees will be amortized to expense over the period of benefit, typically one year.

Report of Independent AUDITORS

To the Board of Directors and Shareholder of T. Rowe Price Diversified Mid-Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations present fairly, in all material respects, the financial position of T. Rowe Price Diversified Mid-Cap Growth Fund, (the "Fund") at December 15, 2003, and the results of its operations for the period presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund`s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

December 15, 2003

PART II

Part II of this SAI describes risks, policies, and practices that apply to the funds in the T. Rowe Price family of funds.

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the funds` investment objectives and policies discussed in the funds` prospectuses. You should refer to each fund`s prospectus to determine the types of securities in which the fund invests. You will then be able to review additional information set forth herein on those types of securities and their risks.

Shareholder approval is required to substantively change fund objectives. Unless otherwise specified, the investment programs and restrictions of the funds are not fundamental policies. The funds` operating policies are subject to change by the funds` Boards without shareholder approval. The funds` fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the funds or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of more than 50% of the shares are represented.

RISK FACTORS

Reference is also made to the sections entitled "Investment Program" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the funds.

Risk Factors of Foreign Investing

Foreign securities

Foreign securities include U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers.

There are special risks in foreign investing. Certain of these risks are inherent in any mutual fund investing in foreign securities while others relate more to the countries in which the funds will invest. Many of the risks are more pronounced for investments in developing or emerging market countries, such as many of the countries of Asia, Latin America, Eastern Europe, Russia, Africa, and the Middle East. There is no universally accepted definition of a developing country.

  Political and Economic Factors Individual foreign economies of some countries differ favorably or unfavorably from the United States` economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. The internal politics of some foreign countries are not as stable as in the United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1994-1995, the Mexican peso plunged in value, setting off a severe crisis in the Mexican economy. Asia is still coming to terms with its own crisis and recessionary conditions sparked by widespread currency weakness in late 1997. In 1998, there was substantial turmoil in markets throughout the world. In 1999, the democratically elected government of Pakistan was overthrown by a military coup. The Russian government also defaulted on all its domestic debt. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border and hostile relations between North and South Korea. In 2001, Argentina defaulted on its foreign-owned debt and had the peso devalued, resulting in the resignation of its president and deadly riots in December in response to government-mandated austerity measures. In 2002, many countries throughout the world struggled economically in the face of a severe decline in the U.S. stock market, a weak American economy, threats of war, and terrorism. In 2003 and 2004, terrorism has continued to create uncertainty in markets.

  Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

  Currency Fluctuations Investments in foreign securities will normally be denominated in foreign currencies. American Depository Receipts ("ADRs") are investments in foreign companies but are denominated in U.S. dollars. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the funds` assets denominated in that currency. Such changes will also affect the funds` income. Generally, when a given currency appreciates against the dollar (the dollar weakens), the value of the funds` securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens), the value of the funds` securities denominated in that currency would be expected to decline.

  Investment and Repatriation Restrictions Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in certain of such countries and increase the cost and expenses of the funds. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the funds invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. For example, capital invested in Chile normally cannot be repatriated for one year. In 1998, the government of Malaysia imposed currency controls which effectively made it impossible for foreign investors to convert Malaysian ringgits to foreign currencies.

  Market Characteristics It is contemplated that most foreign securities will be purchased in over-the-counter markets or on securities exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Investments in certain markets may be made through ADRs and Global Depository Receipts ("GDRs") traded in the United States or on foreign exchanges. Foreign securities markets are generally not as developed or efficient as, and more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the funds` portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Commissions on foreign securities trades are generally higher than commissions on U.S. exchanges, and while there are an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the funds.

  Investment Funds The funds may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. Investment in these funds is subject to the provisions of the 1940 Act. If the funds invest in such investment funds, shareholders will bear not only their proportionate share of the expenses of the fund (including operating expenses and the fees of the investment manager), but also will indirectly bear similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

  Information and Supervision There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies. It also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

  Taxes The dividends and interest payable on certain of the funds` foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the funds` shareholders.

  Costs Investors should understand that the expense ratios of a fund investing primarily in foreign securities can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the fund is higher.

  Other With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the funds, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

  Small Companies Small companies may have less experienced management and fewer management resources than larger firms. A smaller company may have greater difficulty obtaining access to capital markets and may pay more for the capital it obtains. In addition, smaller companies are more likely to be involved in fewer market segments, making them more vulnerable to any downturn in a given segment. Some of these factors may also apply, to a lesser extent, to medium-sized companies.

  Eastern Europe and Russia Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in most countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country`s national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the funds` assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors which result in significant risks and uncertainties when investing in Eastern Europe and Russia.

  Latin America

  Inflation Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

  Political Instability The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

  Foreign Currency Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the Mexican peso lost more than one-third of its value relative to the U.S. dollar. In 1999, the Brazilian real lost 30% of its value against the U.S. dollar. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the funds to engage in foreign currency transactions designed to protect the value of the funds` interests in securities denominated in such currencies.

  Sovereign Debt A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

  Japan

  Japan has experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist. Japan also has one of the world`s highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka, and Nagoya.

  Economy The Japanese economy languished for much of the last decade. Lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending are among the factors cited as possible causes of Japan`s economic problems. The yen has had a history of unpredictable and volatile movements against the U.S. dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. Finally, the Japanese stock market has experienced wild swings in value and has often been considered significantly overvalued.

  Energy Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

  Foreign Trade Overseas trade is important to Japan`s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools, and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the U.S. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

  Asia (ex-Japan)

  Political Instability The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets.

  Foreign Currency Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in 1997 the Thai baht lost 46.75% of its value against the U.S. dollar. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the funds to engage in foreign currency transactions designed to protect the value of the funds` interests in securities denominated in such currencies.

  Debt A number of Asian companies are highly dependent on foreign loans for their operation. In 1997, several Asian countries were forced to negotiate loans from the International Monetary Fund and others that impose strict repayment term schedules and require significant economic and financial restructuring.

  Risk Factors of Investing in Taxable Debt Obligations

  General

  Yields on short-, intermediate-, and long-term securities are dependent on a variety of factors, including the general conditions of the money, bond, and foreign exchange markets; the size of a particular offering; the maturity of the obligation; and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of funds investing in debt securities to achieve their investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the funds invest to meet their obligations for the payment of interest and principal when due.

  After purchase by the funds, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the funds. Neither event will require a sale of such security by the funds. However, such events will be considered in determining whether the funds should continue to hold the security. To the extent that the ratings given by Moody`s, S&P, or others may change as a result of changes in such organizations or their rating systems, the funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. The ratings of Moody`s, S&P, and others represent their opinions as to the quality of securities that they undertake to rate. Ratings are not absolute standards of quality. When purchasing unrated securities, T. Rowe Price, under the supervision of the funds` Boards, determines whether the unrated security is of a quality comparable to that which the funds are allowed to purchase.

  Full Faith and Credit Securities

  Securities backed by the full faith and credit of the United States (for example, GNMA and U.S. Treasury securities) are generally considered to be among the most, if not the most, creditworthy investments available. While the U.S. government has honored its credit obligations continuously for the last 200 years, political events have, at times, called into question whether the United States would default on its obligations. Such an event would be unprecedented and there is no way to predict its results on the securities markets or the funds. However, it is very likely that default by the United States would result in losses to the funds.

  Mortgage Securities

  Mortgage-backed securities, including GNMAs, differ from conventional bonds in that principal is paid back over the life of the security rather than at maturity. As a result, the holder of a mortgage-backed security (i.e., a fund) receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. Therefore, GNMA securities may not be an effective means of "locking in" long-term interest rates due to the need for the funds to reinvest scheduled and unscheduled principal payments. The incidence of unscheduled principal prepayments is also likely to increase in mortgage pools owned by the funds when prevailing mortgage loan rates fall below the mortgage rates of the securities underlying the individual pool. The effect of such prepayments in a falling rate environment is to (1) cause the funds to reinvest principal payments at the then lower prevailing interest rate, and (2) reduce the potential for capital appreciation beyond the face amount of the security and adversely affect the return to the funds. Conversely, in a rising interest rate environment such prepayments can be reinvested at higher prevailing interest rates which will reduce the potential effect of capital depreciation to which bonds are subject when interest rates rise. When interest rates rise and prepayments decline, GNMA securities become subject to extension risk or the risk that the price of the securities will fluctuate more. In addition, prepayments of mortgage securities purchased at a premium (or discount) will cause such securities to be paid off at par, resulting in a loss (gain) to the funds. T. Rowe Price will actively manage the funds` portfolios in an attempt to reduce the risk associated with investment in mortgage-backed securities.

  The market value of adjustable rate mortgage securities ("ARMs"), like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. Because of their periodic adjustment feature, ARMs should be more sensitive to short-term interest rates than long-term rates. They should also display less volatility than long-term mortgage-backed securities. Thus, while having less risk of a decline during periods of rapidly rising rates, ARMs may also have less potential for capital appreciation than other investments of comparable maturities. Interest rate caps on mortgages underlying ARM securities may prevent income on the ARM from increasing to prevailing interest rate levels and cause the securities to decline in value. In addition, to the extent ARMs are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders` principal investment to the extent of the premium paid. On the other hand, if ARMs are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

  High Yield Securities

  Special Risks of Investing in Junk Bonds The following special considerations are additional risk factors of funds investing in lower-rated securities.

  Lower-Rated Debt Securities Market An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, the value of lower-rated debt securities in the funds` portfolios, the funds` net asset value and the ability of the bonds` issuers to repay principal and interest, meet projected business goals, and obtain additional financing than on higher-rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher-rated securities. Investment in funds which invest in lower-rated debt securities is more risky than investment in shares of funds which invest only in higher-rated debt securities.

  Sensitivity to Interest Rate and Economic Changes Prices of lower-rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher-rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower-rated debt securities structured as zero-coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash. Where it deems it appropriate and in the best interests of fund shareholders, the funds may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

  Liquidity and Valuation Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor which may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the funds and may also limit the ability of the funds to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. To the extent the funds own or may acquire illiquid or restricted lower-rated securities, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties. Changes in values of debt securities which the funds own will affect its net asset value per share. If market quotations are not readily available for the funds` lower-rated or nonrated securities, these securities will be valued by a method that the funds` Boards believe accurately reflects fair value. Judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.

  Taxation Special tax considerations are associated with investing in lower-rated debt securities structured as zero-coupon or pay-in-kind securities. The funds accrue income on these securities prior to the receipt of cash payments. The funds must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

  Other Under an exemptive order issued by the SEC, certain of the funds are permitted to invest the portion of their assets allocated to high-yield bonds in the T. Rowe Price Institutional High Yield Fund. Such an investment would allow funds to obtain the benefits of a fully diversified high-yield bond portfolio regardless of the amount of assets the funds invest in high-yield bonds.

  The amount of any investment management fees that T. Rowe Price earns on the assets of funds investing in the Institutional High Yield Fund will be used to offset investment management fees otherwise due T. Rowe

  Price from the investing funds. Thus, T. Rowe Price will not receive any additional investment management fees from use of the Institutional High Yield Fund in this manner.

  Risk Factors of Investing in Municipal Securities

  General

  Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations, and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of all the funds to achieve their investment objectives is also dependent on the continuing ability of the issuers of municipal securities in which the funds invest to meet their obligations for the payment of interest and principal when due. The ratings of Moody`s, S&P, and Fitch IBCA, Inc. ("Fitch") represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, offerings of municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for regulation in the future.

  The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

  Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed "Flat Tax" and "Value Added Tax" proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the funds and the value of a fund`s portfolio would be affected and, in such an event, the funds would reevaluate their investment objectives and policies. Also, recent changes to tax laws broadly lowering tax rates, including lower tax rates on dividends and capital gains, could have a negative impact on the desirability of owning municipal securities.

  Although the banks and securities dealers with which the funds will transact business will be banks and securities dealers that T. Rowe Price believes to be financially sound, there can be no assurance that they will be able to honor their obligations to the funds with respect to such transactions.

  Municipal Bond Insurance The funds may purchase insured bonds from time to time. Municipal bond insurance provides an unconditional and irrevocable guarantee that the insured bond`s principal and interest will be paid when due. The guarantee is purchased from a private, nongovernmental insurance company.

  There are two types of insured securities that may be purchased by the funds: bonds carrying either (1) new issue insurance; or (2) secondary insurance. New issue insurance is purchased by the issuer of a bond in order to improve the bond`s credit rating. By meeting the insurer`s standards and paying an insurance premium based on the bond`s principal value, the issuer is able to obtain a higher credit rating for the bond. Once purchased, municipal bond insurance cannot be canceled, and the protection it affords continues as long as the bonds are outstanding and the insurer remains solvent.

  The funds may also purchase bonds that carry secondary insurance purchased by an investor after a bond`s original issuance. Such policies insure a security for the remainder of its term. Generally, the funds expect that portfolio bonds carrying secondary insurance will have been insured by a prior investor. However, the funds may, on occasion, purchase secondary insurance on their own behalf.

  Each of the municipal bond insurance companies has established reserves to cover estimated losses. Both the method of establishing these reserves and the amount of the reserves vary from company to company. The risk that a municipal bond insurance company may experience a claim extends over the life of each insured bond. Municipal bond insurance companies are obligated to pay a bond`s interest and principal when due if the issuing entity defaults on the insured bond. Although defaults on insured municipal bonds have been low to date, there is no assurance this low rate will continue in the future. A higher than expected default rate could deplete loss reserves and adversely affect the ability of a municipal bond insurer to pay claims to holders of insured bonds, such as the funds.

  High-Yield Securities Lower-quality bonds, commonly referred to as "junk bonds," are regarded as predominantly speculative with respect to the issuer`s continuing ability to meet principal and interest payments. Because investment in low- and lower-medium-quality bonds involves greater investment risk, to the extent the funds invest in such bonds, achievement of their investment objectives will be more dependent on T. Rowe Price`s credit analysis than would be the case if the funds were investing in higher-quality bonds. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. A projection of an economic downturn or higher interest rates, for example, could cause a decline in high-yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high-yield bonds may be less liquid than the market for higher-grade bonds, which can adversely affect the ability of the funds to dispose of their portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available, and judgment may play a greater role in the valuation process.

  Risk Factors of Investing in Taxable and Tax-Free Money Market Funds

  The T. Rowe Price money market funds will limit their purchases of portfolio instruments to those U.S. dollar-denominated securities which the funds` Boards determine present minimal credit risk and which are eligible securities as defined in Rule 2a-7 under the 1940 Act. Eligible securities are generally securities which have been rated (or whose issuer has been rated or whose issuer has comparable securities rated) in one of the two highest short-term rating categories (which may include sub-categories) by nationally recognized statistical rating organizations ("NRSROs") or, in the case of any instrument that is not so rated, is of comparable high quality as determined by T. Rowe Price pursuant to written guidelines established under the supervision of the funds` Boards. In addition, the funds may treat variable and floating rate instruments with demand features as short-term securities pursuant to Rule 2a-7 under the 1940 Act.

  There can be no assurance that the funds will achieve their investment objectives or be able to maintain their net asset values per share at $1.00. The price of the funds is not guaranteed or insured by the U.S. government and their yields are not fixed. While the funds invest in high-grade money market instruments, investment in the funds is not without risk even if all portfolio instruments are paid in full at maturity. An increase in interest rates could reduce the value of the funds` portfolio investments, and a decline in interest rates could increase the value.

  State Tax-Free Funds

  The following information about the State Tax-Free Funds is updated in June of each year. More current information is available in shareholder reports for these funds.

  California Tax-Free Bond and California Tax-Free Money Funds

  Risk Factors Associated With a California Portfolio

  The funds` concentration in debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to state general obligations and notes, the funds will invest in local bond issues, lease obligations, and revenue bonds, the credit quality and risk of which will vary according to each security`s own structure and underlying economics.

  Debt  The state, its agencies, and local governmental entities issued $78.9 billion in debt in 2003. Total state issuance was 46.8% of the total, while local government and authorities issued the remainder for a wide variety of purposes, including transportation, housing, education, electric power, and health care.

  As of April 1, 2004, the State of California had approximately $33.3 billion in outstanding general obligation bonds secured by the state`s revenue and taxing power. An additional $20.2 billion in state general obligation debt remains authorized but unissued to comply with voter initiatives and legislative mandates. Another $10.7 billion has qualified for the November 2004 ballot for voter approval. Debt service on roughly 13% of the state`s outstanding general obligation debt is met from revenue-producing projects such as water, harbor, and housing facilities. As part of its cash management program, the state regularly issues short-term notes to meet its disbursement requirements in advance of the receipt of revenues. During fiscal 2003, the state issued $12.5 billion in short-term notes for this purpose; the state issued $3 billion in notes. The state supports $6.9 billion in lease-purchase obligations attributable to the State Public Works Board and other issuers. These obligations are not backed by the full faith and credit of the state; rather, they are subject to annual appropriations from the state`s General Fund.

  In addition to the state obligations described above, bonds have been issued by special public authorities in California that are not obligations of the state. These include bonds issued by the California Housing Finance Agency, the Department of Water Resources, the Department of Veterans Affairs, California State University, and the California Transportation Commission.

  Economy  California`s economy is the largest among the 50 states and one of the largest in the world. California`s economy is extraordinarily diverse, broad, and resilient. Its population of 36 million as of July 1, 2003, continues to grow at roughly 1% per year and represents over 12% of the entire United States population. The state`s per capita personal income in 2003, as estimated by California`s Department of Finance, exceeded the U.S. per capita average by 6%.

  California`s economy suffered through a severe recession during the early 1990s but experienced a steady recovery from 1994 to 2000. While the State of California benefited disproportionately from the high-technology sector during the late 1990s, it also suffered greatly when this sector experienced a calamitous reversal in 2001. Exports from California ports fell by 14% in 2001 and by another 13% the following year while unemployment levels rose to 5.8% in 2002. The fallout from the "tech bust" also manifested itself in much lower personal income tax receipts at the state level as capital gains, bonuses, and option income dropped off. The level of economic activity within the state is important as it influences the growth or contraction of state and local government revenues available for operations and debt service.

  In the recession of the 1990s, diminished economic activity and overbuilding in certain areas resulted in a contraction in real estate values. To date during this cycle, all urban areas have shown continued increases in property values. Still, declines in property values could still take place and would have a negative effect on the ability of local governments to meet their obligations.

  As a state, California is more prone to earthquakes than most other states in the country, creating potential economic losses from damages. On January 17, 1994, a major earthquake, measuring 6.8 on the Richter scale, hit Southern California centered in the area of Northridge. Total damage was estimated at $20 billion, offset to an important extent by significant federal aid.

  Legislative  Due to the funds` concentration in the State of California and its municipal issuers, the funds may be affected by certain amendments to the California constitution and state statutes that limit the taxing and spending authority of California governmental entities, thus affecting their ability to meet debt service obligations.

  In 1978, California voters approved "Proposition 13," adding Article XIIIA to the state constitution which limits ad valorem taxes on real property to 1% of "full cash value" and restricts the ability of taxing entities to increase real property taxes. In subsequent actions, the state substantially increased its expenditures to provide assistance to its local governments to offset the losses in revenues and to maintain essential local services; in the early 1990s the state decreased local aid in response to its own fiscal pressures.

  Another constitutional amendment, Article XIIIB, was passed by voters in 1979 prohibiting the state from spending revenues beyond its annually adjusted "appropriations limit." Any revenues exceeding this limit must be returned to the taxpayers as a revision in the tax rate or fee schedule over the following two years. Such a refund, in the amount of $1.1 billion, occurred in fiscal year 1987.

  Proposition 218, the "Right to Vote on Taxes Act," was approved by voters in 1996. It further restricts the ability of local governments to levy and collect both existing and future taxes, assessments, and fees. In addition to further limiting the financial flexibility of local governments in the state, it also increases the possibility of voter-determined tax rollbacks and repeals. The interpretation and application of this proposition will ultimately be determined by the courts.

  An effect of the tax and spending limitations in California has been a broad scale shift by local governments away from general obligation debt that requires voter approval and pledging future tax revenues toward lease revenue financing that is subject to abatement and does not require voter approval. Lease-backed debt is generally viewed as a less secure form of borrowing and therefore entails greater credit risk. Local governments also raise capital through the use of Mello-Roos, 1915 Act, and Tax Increment Bonds, all of which are generally riskier than general obligation debt as they often rely on tax revenues to be generated by future development for their support.

  Proposition 98, enacted in 1988, changed the state`s method of funding education for grades below the university level. Under this constitutional amendment, the schools are guaranteed a minimum share of state General Fund revenues. The major effect of Proposition 98 has been to restrict the state`s flexibility to respond to fiscal stress.

  Future initiatives, if proposed and adopted, or future court decisions could create renewed pressure on California governments and their ability to raise revenues. The state and its underlying localities have displayed flexibility, however, in overcoming the negative effects of past initiatives.

  Financial  The dramatic downturn of the high-technology economy and the resultant plunge in state revenues has placed the state`s budget under considerable strain. As mentioned above, the state`s general obligation bonds have been downgraded multiple times over the past two years with the result that, as of May 1, 2004, California has the lowest rated obligations for a state out of all the 50 states.

  Fiscal year 2001 was closed with an unrestricted general fund budgetary reserve of $5.4 billion. Much of this reserve was the result of explosive growth in income tax receipts from capital gains and bonus income. The combination of a slowing economy, falling equity markets, and the state`s progressive income tax structure led to a substantial drop in the budgetary reserve to a negative $4.4 billion for fiscal year 2002. The state`s 2003 budget estimated that a deficit of $10.7 billion had developed by June 30 of that year. The budget gap estimated in the governor`s Mid-May 2005 Budget Revision is $14 billion, which he proposes to close through a variety of measures including fund shifts, deficit bond proceeds, fee increases, and lower aid to localities including primary and secondary education. State legislators are currently reviewing the proposal and may not approve all the measures the governor proposes. In addition, the state`s Legislative Analyst`s Office, a watchdog office that offers reviews of fiscal proposals, has stated that the governor`s proposals incorporate considerable risk, particularly in the out years when commitments and deferrals made in the current budget year increasingly come due.

  The consequences of the state`s fiscal actions reach far beyond its own general obligation bond ratings. Many state agencies and local governments depend upon state appropriations and are vulnerable to cutbacks. Additionally, the state intends to repay its recently issued Economic Recovery Bonds, issued to help bridge the gap in revenues in the current and the next budget year, with local sales tax receipts. Though the state has promised to make up all revenues shifted from local governments, an inability or unwillingness to fully make up the amount would have a negative impact on local governments.

  On December 6, 1994, Orange County filed for protection under Chapter 9 of the U.S. Bankruptcy Code after reports of significant losses in its investment pool. Upon restructuring, the realized losses in the pool were $1.6 billion or 21% of assets. More than 200 public entities, most of which, but not all, are located in Orange County were also depositors in the pool. The county defaulted on a number of its debt obligations. The county emerged from bankruptcy on June 12, 1996. Through a series of long-term financings, it repaid most of its obligations to pool depositors and has become current on its public debt obligations. The balance of claims against the county are payable from any proceeds received from litigation against securities dealers and other parties. The county`s ratings were restored to investment grade in 1998 and were upgraded again in 2000 to 2002.

  In a ruling dating from December 2001, the Orange County Superior Court held that the Orange County assessor violated the 2% annual inflation adjustment provision of Proposition 13 by increasing the taxable value of a property by 4% following a decline in valuations. The case had been certified as a class action in Orange County, but local courts in other counties arrived at differing conclusions on similar issues in their counties. The case has been appealed to the state`s Appellate Court and could be further appealed to the state`s Supreme Court. It is not possible at this time to determine the final outcome of the case or when it might be decided. If the Orange County Superior Court`s decision is upheld, the property tax revenues of local governments may be reduced, further affecting local credit quality.

  Sectors  Certain areas of potential investment concentration present unique risks. A significant portion of the funds` assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon that has negatively affected the financial health of many hospitals. All hospitals are dependent on third-party reimbursement sources such as the federal Medicare and state medical programs or private insurers. To the extent these third-party payers reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

  The funds may from time to time invest in electric revenue issues. The financial performance of these utilities was impacted by the industry moves toward deregulation and increased competition. California`s electric utility restructuring plan, Assembly Bill 1890, permitted direct competition to be phased in between 1998 and 2002. This restructuring plan proved to be flawed as it placed overreliance on the spot market for power purchases during a period of substantial supply and demand imbalance. Municipal utilities, while not subject to the legislation, were faced with competitive market forces and worked to proactively prepare for deregulation. Now that deregulation has been suspended, municipal utilities face a more traditional set of challenges. In particular, some electric revenue issuers have exposure to or participate in nuclear power plants which could affect the issuer`s financial performance. Risks include unexpected outages, plant shutdowns, and increased Nuclear Regulatory Commission surveillance.

  The funds may invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.

  Florida Intermediate Tax-Free Fund

  Risk Factors Associated With a Florida Portfolio

  The fund`s program of investing primarily in AAA rated Florida municipal bonds should significantly lessen the credit risks that would be associated with a portfolio of lower quality Florida bonds. Nevertheless, the fund`s concentration in securities issued by the State of Florida and its political subdivisions involves greater risk than a fund broadly invested in bonds across many states and municipalities. The credit quality of the fund will depend upon the continued financial strength of the State of Florida and the numerous public bodies, municipalities, and other issuers of debt securities in Florida.

  Debt   The State of Florida and its local governments issue three basic types of debt, with varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer, revenue bonds secured by specific pledged revenues or charges for a related project, and tax-exempt lease obligations, supported by annual appropriations from the issuer, usually with no implied tax or specific revenue pledge. During 2003, Florida`s state and local governments issued approximately $21.4 billion of debt, an increase of 13.8% from the previous year. Debt issued in 2003 was for a wide variety of public purposes, including transportation, housing, education, health care, and utilities.

  As of May 1, 2004, the State of Florida had about $17.43 billion of net tax-supported bonds secured by the state`s full faith and credit and various tax revenue. General obligation bonded debt service accounted for slightly less than 2% of all governmental expenditures in fiscal year 2003. Additionally, the state has another $4 billion in outstanding bonds which are secured by limited state taxes and revenues. The state`s general obligation debt is rated Aa2 by Moody`s, AA+ by S&P, and AA by Fitch as of May 1, 2004. Moody`s and S&P affirmed their stable outlook on the state`s credit. Fitch does not provide a credit outlook for the state. Debt issued by the state may only be used to fund capital outlay projects. Florida is not authorized to issue debt to fund operations.

  Several agencies of the state are authorized to issue debt that does not represent a pledge of the state`s credit. The Florida Housing Finance Authority and Florida Board of Regents are the largest of such issuers. The principal and interest on bonds issued by these bodies are payable solely from specified revenues such as mortgage repayments and university tuition and fees.

  Economy  Florida`s population totals approximately 17.1 million residents, making it the nation`s fourth most populous state. Florida`s population base continues to grow because of net in-migration which is responsible for the majority of the state`s growth. Florida`s population continues to increase at a faster pace than the national average. Florida`s employment growth was flat in 2003, achieving .3% growth over its 2002 level. As of March 2004, Florida`s unemployment rate was low at 4.8% (compared to the national average of 5.6%). The Florida economy is recovering from the national recession that began in 2001. Florida has been able to maintain its strong tourism base as highlighted by the state`s record of 74.5 million visitors in 2003, a 1% increase over 2002. The increase in tourism was mainly driven by more tourists taking passenger vehicle trips to the state rather than air transportation and by U.S. citizens opting to take more domestic destination vacations.

  Florida`s non-farm employment base continues to be bolstered by the services, trade, and government sectors that employ 44.3%, 17.1%, and 14.5%, respectively, of the state`s labor force. The services and trade sectors play a prominent role in Florida`s economy because of the state`s global tourism appeal. The state`s per capita effective buying income levels remain just below the national average.

  Legislative  Florida does not have a personal income tax. A constitutional amendment would be required in order to implement such a tax. Although the probability appears very low, the fund cannot rule out the possibility that a personal income tax may be implemented in the future. If such a tax were to be imposed, there is no assurance that interest earned on Florida municipal debt offerings would be exempt from this tax.

  Under current Florida law, shares of the fund will be exempt from the state`s intangible personal property tax to the extent that on the annual assessment date (January 1) its assets are solely invested in Florida municipal obligations, U.S. government securities, certain short-term cash investments, or other tax-exempt securities. In recent years, the Florida Legislature began efforts to gradually reduce the intangibles tax. In its 2000 session, the Florida Legislature passed legislation which reduced the intangibles personal property tax rate to its current level of 1 mill or $1 per thousand dollars. The 2001 Florida Legislature did not cut the tax rate on the intangibles tax; however, it did raise the exemption amount to $250,000 per person from $20,000. This means up to a $500,000 exemption for married couples. Additionally, the legislature granted the same exemption to non-natural Florida residents. However, because of the national recession, the state deferred implementing these increased exemptions to the intangibles property tax until fiscal 2005.

  The Florida Constitution limits the total ad valorem property tax that may be levied by each county, municipality, and school district to 10 mills or 1.0% of value. The limit applies only to taxes levied for operating purposes and excludes taxes levied for the payment of bonds. This restricts the operating flexibility of local governments in the state and may result from time to time in budget deficits for some local units.

  Financial  The Florida Constitution and Statutes mandate that the state budget as a whole, and each separate fund within the state budget, be kept in balance from currently available revenues each state fiscal year (July 1—June 30). The Governor and Comptroller are responsible for ensuring that sufficient revenues are collected to meet appropriations and that no deficit occurs in any state fund.

  The state`s revenue structure is narrowly based, relying on the sales and use tax for about 83% of its general fund revenues. The state ended fiscal 2003 with a small surplus of $292 million in its general fund operations. The surplus was driven by stronger than anticipated collections of sales and use taxes and documentary stamp taxes. The surplus enabled the state to maintain its strong unreserved general fund balance position at $2 billion, or 9% of expenditures. The state`s strong unreserved general fund balance provides financing flexibility in the event of unanticipated budget expenditures. Additionally, the state continues to carry separate reserves that meet its constitutional budget stabilization reserve requirement of 5% of revenues and its goal to maintain a working capital reserve.

  The state`s geographic location renders it vulnerable to natural disasters such as hurricanes. While these events can be devastating, the impact can sometimes stimulate the economy. For example, the state`s finances received a substantial boost in fiscal year 1993 resulting from increased economic activity associated with rebuilding efforts after Hurricane Andrew, which hit south Florida on August 24, 1992. In 1996 Florida settled a lawsuit with the tobacco industry in which the state sought to recover the costs associated with tobacco usage by Floridians. The total amount expected to be collected from the tobacco companies through the settlement is estimated to be around $13 billion over 25 years. This money will be used for children`s health coverage, to reimburse the state for smoking-related medical expenses, and for state enforcement efforts in reducing sales of tobacco products. As of June 30, 2003, settlement collections of $3.8 billion have been reported by the state.

  In November 1994, state voters passed a proposal to limit state revenue growth to the average annual growth in personal income over the previous five years. This revenue cap excludes revenue to pay certain expenditures, including debt service. The limitation should not pose an onerous burden to the state`s financial performance. However, demand for governmental services continues to increase with increases in population.

  Sectors  Certain areas of potential investment concentration present unique risks. For example, a significant portion of the fund`s assets may be invested in health care bonds. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten the length of hospital stays, a phenomenon that has negatively affected the financial health of many hospitals. All hospitals are dependent on third-party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved. Because of the high proportion of elderly residents in Florida, Florida hospitals tend to be highly dependent on Medicare. In addition to the regulations imposed by Medicare, the state also regulates health care. A state board must approve the budgets of all Florida hospitals; certificates of need are required for all significant capital expenditures. The primary management objective is cost control. The inability of some hospitals to achieve adequate cost control while operating in a competitive environment has led to a number of hospital bond defaults.

  The fund may from time to time invest in electric revenue issues that have exposure to or participate in nuclear power plants that could affect the issuer`s financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation in the electric utility industry.

  The fund may invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No government support is implied.

  Georgia Tax-Free Bond Fund

  Risk Factors Associated With a Georgia Portfolio

  The fund`s concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to State of Georgia general obligations and state agency issues, the fund will invest in local bond issues, lease obligations, and revenue bonds, the credit quality and risk of which will vary according to each security`s own structure and underlying economics.

  Debt  The State of Georgia and its local governments issued just under $6.6 billion in municipal bonds in 2003, a 1.8% decrease over 2002. As of May 1, 2004, the state was rated Aaa by Moody`s and AAA by S&P and Fitch. The state`s rating outlook was stable for Moody`s and S&P. Fitch does not generally assign outlooks to state ratings.

  The State of Georgia currently has net direct obligations of approximately $7.5 billion. In 1973, a Constitutional Amendment authorizing the issuance of state general obligation ("GO") bonds was implemented. Since the implementation of the amendment, the state has funded most of its capital needs through the issuance of GO bonds. Previously, capital requirements were funded through the issuance of bonds by 10 separate authorities and secured by lease rental agreements and annual state appropriations.

  Georgia`s Constitution permits the state to issue bonds for two types of public purposes: (1) general obligation debt and (2) guaranteed revenue debt. The Georgia Constitution imposes certain debt limits and controls. The state`s GO debt service cannot exceed 10% of total revenue receipts less refunds of the state treasury. The state`s GO bonds must have a maximum maturity of 25 years. On May 1, 2004, 69.5% of the state`s debt was scheduled to be amortized in 10 years or less. Maximum GO debt service requirements are well below the legal limit at 6.4% of fiscal year 2003 treasury receipts.

  The state established "debt affordability" limits which provide that outstanding debt will not exceed 2.7% of personal income or that maximum annual debt service will not exceed 5% of the prior year`s revenues. The state`s near-term debt offerings are projected to maintain its total debt within these levels.

  Economy  The State of Georgia is the tenth most populous state with a population of approximately 8.7 million residents, increasing 6.1% since 2000. The state`s economy underwent strong expansion between 1990 and 2000 including strong job growth in the services, high technology, and air transportation sectors. Georgia`s economy is recovering from the recent recession that began in 2001. The services sector continues as the state`s leading employment sector at 37.1% of its total employment. The state`s other leading employment sectors include the trade sector at 21.3%, government at 16%, and manufacturing at 11.3%. The Atlanta metropolitan statistical area continues to serve as the state`s economic center, capturing approximately 55% of the state`s employment. This area includes Atlanta, the state`s capitol, and 20 surrounding counties. The next largest metropolitan statistical area is the Columbus-Muscogee area.

  The state`s moderate cost of living and research centers provided by its colleges and universities continue to attract a very skilled labor force. The state`s unemployment rate has been decreasing since July 2003 when its unemployment rate was 4.9%, a further indication that the state`s economy is undergoing a recovery. At the end of March 2004, the state`s unemployment rate had improved to 3.6%. The state`s unemployment rate continues to be well below the nation`s average of 5.6%. The state`s median household income levels are slightly above the U.S. average. The state`s income levels show more favorably when taking into account costs of living and quality of life indicators.

  Financial  The creditworthiness of the portfolio is largely dependent on the financial strength of the State of Georgia and its localities. The state`s strong economic performance has translated into its strong financial performance and the accumulation of substantial reserves.

  At the close of fiscal year 2003, the state had a revenue shortfall reserve of about $261 million and a reserve for Mid-year Adjustments of around $136 million. Such strong reserve levels allow financing flexibility and provide very strong safeguards against short-term economic swings. Through the first 10 months of fiscal year 2004, the state`s revenue collections are up 7.6%, showing signs of an improving economy. Despite the strong collections, the governor has continued to exhibit sound fiscal management by mandating that state agencies cut 5% of their budgets for the fiscal year. The state does not anticipate deficit-spending for the fiscal year.

  A significant portion of the portfolio`s assets is expected to be invested in the debt obligations of local governments and public authorities with investment-grade ratings of BBB or higher. While local governments in Georgia are primarily reliant on independent revenue sources, such as property taxes, they are not immune to budget shortfalls caused by cutbacks in state aid. The fund may purchase obligations issued by public authorities in Georgia which are not backed by the full faith and credit of the state and may or may not be subject to annual appropriations from the state`s general fund. Likewise, certain enterprises such as water and sewer systems or hospitals may be affected by changes in economic activity.

  Sectors  Certain areas of potential investment concentration present unique risks. A significant portion of the fund`s assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten the length of hospital stays, a phenomenon that has negatively affected the financial health of many hospitals. All hospitals are dependent on third-party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

  The fund may from time to time invest in electric revenue issues that have exposure to or participate in nuclear power plants that could affect issuers` financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the electric utility industry.

  The fund may invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.

  Maryland Short-Term Tax-Free Bond, Maryland Tax-Free Bond, and Maryland Tax-Free Money Funds

  Risk Factors Associated With a Maryland Portfolio

  The funds` concentration in the debt obligations of one state carries a higher risk than a portfolio that is more geographically diversified. In addition to State of Maryland general obligation bonds and debt issued by state agencies, the funds will invest in local bond issues, lease obligations, and revenue bonds, the credit quality and risk of which will vary according to each security`s own structure and underlying economics.

  Debt  The State of Maryland and its local governments issue two basic types of debt, with varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer and revenue bonds secured by specific pledged fees or charges for a related project. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge.

  The State of Maryland disclosed in its fiscal year 2003 Comprehensive Annual Financial Report ("CAFR") dated June 30, 2003, that it has approximately $3.9 billion in general obligation bonds outstanding. As of May 25, 2004, general obligation debt of the State of Maryland was rated AAA by Moody`s, S&P, and Fitch. There is no general debt limit imposed by the state constitution or public general laws. The state constitution imposes a 15-year maturity limit on state general obligation bonds. Although voters approved a constitutional amendment in 1982 permitting the state to borrow up to $100 million in short-term notes in anticipation of taxes and revenues, the state has not made use of this authority.

  Many agencies of the state government are authorized to borrow money under legislation which expressly provides that the loan obligations shall not be deemed to constitute debt or a pledge of the faith and credit of the state. The Community Development Administration of the Department of Housing and Community Development, the Maryland Water Quality Financing Administration of the Department of Environment, the Maryland State Lottery Agency, certain state higher education institutions, the Maryland Stadium Authority, the Maryland Food Center Authority, and the Maryland Environmental Service have issued and have outstanding bonds of this type. The principal of and interest on bonds issued by these bodies are payable solely from pledged revenues, principally fees generated from use of the facilities, enterprises financed by the bonds, or other dedicated fees.

  Economy  The Maryland Board of Revenue Estimates reports that, according to several measures, the state`s economy had outperformed the nation during the nationwide slowdown. The slowdown is apparent in reduced employment and personal income growth. However, the extent of the reduction has not been as severe in Maryland as in other states. One reason for this is Maryland`s limited exposure to the manufacturing sector, which has been hard hit by current economic conditions.

  Financial  To a large degree, the risk of the portfolio is dependent upon the financial strength of the State of Maryland and its localities. The state continues to demonstrate a conservative approach to managing its finances but has not been immune to the national economic downturn. Fiscal year 2003 concluded with a general fund operating deficit and the general fund balance declined from $1.6 billion to $1.2 billion, representing a still-solid 7% of general fund expenditures. Revenue growth has basically stalled and expenditures have risen, primarily for Medicaid and education. The Governor and legislature have been working on resolving budget gaps for FY04 and FY05. Efforts are focused on a balanced approach, with limited use of one-time transfers from other funds, and maintaining sufficient reserves.

  Sectors  Investment concentration in a particular sector can present unique risks. A significant portion of the funds` assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of some hospitals. All hospitals are dependent on third-party reimbursement mechanisms. At the present time, Maryland hospitals operate under a system in which reimbursement is determined by a state-administered set of rates and charges that applies to all payors. A federal waiver also allows this system to be applied to Medicare reimbursement rather than the Federal Diagnosis-Related Group ("DRG") system required elsewhere. In order to maintain this Medicare waiver, the cumulative rate of increase in Maryland hospital charges since the base year 1980 must remain below that of U.S. hospitals overall. From 1983 through 1992, the rate of increase for Maryland hospitals was below the national average; for the seven years from 1993 through 1999, Maryland hospital costs grew faster than the national rate, although the cumulative rate of increase since the base year is still below the national average. Any loss of the Medicare waiver in the future may have an adverse impact upon the credit quality of Maryland hospitals.

  The funds may from time to time invest in electric revenue issues that have exposure to or participate in nuclear power plants that could affect the issuer`s financial performance. Such risks include delay in construction and operation due to increased regulation, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the industry.

  The funds may invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.

  New Jersey Tax-Free Bond Fund

  Risk Factors Associated With a New Jersey Portfolio

  The fund`s concentration in the debt obligations of one state carries a higher risk than a portfolio that is more geographically diversified. In addition to State of New Jersey general obligation bonds and debt issued by state agencies, the fund will invest in local bond issues, lease obligations, and revenue bonds, the credit quality and risk of which will vary according to each security`s structure and underlying economics.

  Debt  As of May 1, 2004, the general obligation debt of the state was rated Aa2 by Moody`s, AA by S&P, and AA by Fitch. After several years of ratings turmoil, Standard & Poor`s and Fitch consider the state`s rating to be stable. Moody`s, however, has placed the state`s rating on review for a possible downgrade, suggesting that it may downgrade the state`s rating in the very near future. Moody`s principal concerns are the state`s repeated use of non-recurring revenues to balance a structurally imbalanced budget and very low reserve levels. Moody`s has also expressed concern about the state`s high debt levels, despite elevated per capita income levels.

  The State of New Jersey disclosed in its CAFR dated December 1, 2003, for the fiscal year ending June 30, 2003, that approximately $18.8 billion in state long-term debt obligations were outstanding, a net increase in bonded debt of $1.6 billion, or 9.5%, over the preceding fiscal year. Long-term debt has increased by 28.8% over the past five fiscal years. These debt figures include state guarantees on the principal and interest payments on certain bonds issued by the New Jersey Sports and Exposition Authority and annual appropriations for installment obligations, capital leases, and certificates of participation. The state may also be required to provide appropriations to meet a deficiency in debt service payments for the South Jersey Port Corporation and the New Jersey Housing and Mortgage Finance Agency.

  The State of New Jersey and its local governments issue two basic types of debt: general obligation bonds, which are backed by the unlimited taxing power of the issuer, and revenue bonds, which are secured by specific pledged fees or charges, often from a related project. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge. The credit risks of all vary with the obligation`s structure and ultimate obligor.

  Many agencies of the state government are authorized to borrow money under legislation that expressly provides that the loan obligations shall not be deemed to constitute debt or a pledge of the faith and credit of the state. The New Jersey Building Authority, New Jersey Transportation Trust Fund Authority, New Jersey Economic Development Authority, New Jersey Educational Facilities Authority, New Jersey Health Care Facilities Financing Authority, New Jersey Highway Authority, New Jersey Housing and Mortgage Finance Agency, New Jersey Sports and Exposition Authority, New Jersey Transit Corporation, and New Jersey Turnpike Authority have outstanding bonds of this nature.

  Economy  New Jersey experienced positive employment growth of 1.2% in 2003. The unemployment rate for 2003 averaged 5.7%, certainly above the 3.7% level recorded in 2000, but still lower than the nation as a whole. Unemployment was 5.8% in 2002. Independent forecasters have averred that the state`s economy probably touched bottom in 2002, saw modest recovery in 2003, and will experience employment growth of 1% in 2004 to lower the state`s unemployment rate to 5%. Personal income growth is important to watch as nearly all debt, directly or indirectly, is paid from the income of individuals. Personal income grew an estimated 3.3% during calendar year 2001, but slowed to 3.1% during 2002; growth of 4% is expected for 2004. These rates are far below the torrid pace of 10.2% experienced in 2000.

  Financial  To a large degree, the credit risk of the portfolio is linked to the financial strength of the State of New Jersey and its localities. Gross income taxes, the state`s most important source of revenues, fell in fiscal year 2003 by 1.5% and sales taxes also declined by 1% over the previous year. Corporate taxes, however, jumped by $1.4 billion after the state passed a sweeping overhaul of the corporate tax code. These three taxes comprise nearly two-thirds of the state`s total receipts. Overall, revenue collections were $2.9 billion over the year prior. By the end of the fiscal year and despite higher appropriations, the state`s total fund balances experienced a slight increase, largely through one-time measures such as selling off rights to the receipts of tobacco settlement revenues. Fiscal year 2004, which ends on June 30, is shaping up as a better year for the state. Total state revenues are expected to be 1.4% over budget and personal, corporate, and sales taxes are all over budget.

  The state forecasts that continued economic growth will bring a 7.7% increase in overall revenues in fiscal year 2005. Sales tax receipts are forecast to increase by 5.5%, gross income taxes by 8.3%, and corporate business taxes by 6.5%. The budget also proposes several one-time measures that postpone the day when the state must confront its structural budgetary balance. Even though the economy appears to be rebounding, the state`s budget remains pressured from a variety of claimants.

  Sectors  Investment concentration in a particular sector can present unique risks. A significant portion of the fund`s assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten patients` length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital`s revenues, common to all hospitals is reliance to some degree on third-party reimbursement sources such as the federal Medicare or Medicaid programs and private insurers. An individual hospital may be affected to the extent these payors reduce their reimbursements. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

  The fund may invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuer`s financial performance. Such risks include increased regulation and associated expense, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may deteriorate from increased competition and deregulation in the industry.

  The fund may invest in private activity bond issues for corporate and nonprofit borrowers. These issues sold through government conduits, such as the New Jersey Economic Development Authority and various local issuers, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied. In the past, a number of New Jersey Economic Development Authority issues have defaulted as a result of borrower financial difficulties.

  The fund may participate in solid waste projects. A number of counties and utility authorities in the state have issued several billion dollars of bonds to fund incinerator projects and solid waste projects. A federal decision that struck down New Jersey`s system of solid waste flow control increases the potential risk of default absent a legislative solution or some form of subsidy from local or state governments.

  New York Tax-Free Bond and New York Tax-Free Money Funds

  Risk Factors Associated With a New York Portfolio

  In addition to State of New York general obligation bonds and debt issued by state agencies, the funds will invest in local bond issues, lease obligations, and revenue bonds, the credit quality and risk of which will vary according to each security`s own structure and underlying economics. In spite of holding many different issuers, all will be entities in the State of New York. Concentration in the debt obligations of one state translates into higher risk than a portfolio that is more geographically diversified.

  The funds` ability to maintain credit quality is dependent upon the ability and willingness of New York issuers to meet their debt service obligations in a timely fashion. In 1975, the state, New York City, and other related issuers experienced serious financial difficulties that ultimately resulted in much lower credit ratings and an inability to access public debt markets. A series of fiscal reforms and an improved economic climate allowed these entities to return to financial stability by the early 1980s. Credit ratings were reinstated or raised and access to the public credit markets was restored. Today, the state and the city confront fiscal pressure again. Revenues, particularly those associated with income taxes, are still short of the heights achieved during the late 1990s, even as expenditures, particularly for benefits and debt service, continue to rise. The state and city project that the incipient economic recovery underway will gain strength, but their projections are only this and are subject to uncertainty.

  On September 11, 2001, hijackers piloted two passenger jetliners into the twin towers of the World Trade Center. The attack destroyed the World Trade Center, damaged nearby buildings, and caused significant loss of life. The economic dislocation to the state and especially New York City was substantial; in spite of significant federal and state aid and assistance, the city is still experiencing the repercussions of the attack. Some of the economic activity present before the attack may never return, as firms displaced by the event choose to relocate elsewhere or do not recover.

  New York State

  The State of New York disclosed in its fiscal year 2003 Comprehensive Annual Financial Report ("CAFR") that, for the first time since 1997, the state`s general fund was once again in deficit. The deficit totaled $3.3 billion following an operating deficit of $4.2 billion, with a net decline of $3.3 billion in personal income taxes largely to blame, though also contributing were lower sales, consumption and use, and business taxes. In addition, $1.9 billion in payments were deferred to future years. The state faces substantial budget gaps in 2006 of $2.8 billion and over $4 billion in 2007 from increased school funding and health care costs. State legislators remain in discussions on the budget for the fiscal year that began on April 1 2004, marking the twentieth year that the budget has not been complete by the start of the fiscal year.

  New York is one of the most highly indebted states in the nation. In its CAFR, it revealed that it had outstanding $3.99 billion in general obligation bonds as well as contractual obligation financing arrangements with certain municipal entities to finance various capital projects totaling $27.04 billion. Also outstanding are approximately $4.6 billion in Local Government Assistance Corporation bonds, issued to resolve an accumulated general fund deficit of over $6 billion on a Generally Accepted Accounting Principles ("GAAP") basis.

  Certain authorities are more heavily reliant on annual direct state support such as the Urban Development Authority ("UDC"), a public benefit corporation now known as the Empire State Development Corporation. In February 1975, the UDC defaulted on approximately $1 billion of short-term notes. The default was ultimately cured by the creation of the Project Finance Authority, through which the state provided assistance to the UDC, including support for debt service. Since then, there have been no other defaults by state authorities.

  To a large degree, the risk of the portfolio is dependent on the economic health of the State of New York and its localities. The state`s economy had been showing signs of reduced growth due to the national economic slowdown even before the heinous terrorist acts of September 11. During the first five months of 2003, employment in New York State slipped 0.7%, ranking the state a poor 44th amongst all states. The state`s reliance on the securities industry, which though only 2.4% of all employment accounts for 12.4% of all wages, served it well during the boom years of the late 1990s, but haunted it during the downsizing that began in 2001. Economic growth is projected to generally improve in calendar year 2004, with the state`s economic recovery expected to lag the nation, as it has in the past. Employment in the state is forecast to grow by between 0.7% and 1% while personal income is expected to increase by between 4.3% and 5.2%.

  New York City

  As of May 1, 2004, the general obligation debt of the city was rated A by S&P, A+ by Fitch, and A2 by Moody`s. The city`s credit ratings carry stable outlooks.

  The financial problems of New York City were acute between 1975 and 1979, highlighted by a payment moratorium on the city`s short-term obligations. The most important contribution to the city`s fiscal recovery was the creation of the Municipal Assistance Corporation ("MAC") for the City of New York. Backed by sales, use, stock transfer, and other taxes, MAC issued bonds and used the proceeds to purchase city bonds and notes. Although investors shunned MAC bonds at first, the program proved to be very successful.

  Today, the city is recovering from the acute shocks of September 11 and the downturn in the finance and securities sector. The unemployment rate over 2003 was 8.4%, far higher than that experienced by the state or the nation. The higher unemployment resulted in additional cash flow needs for social services. The most recent news from the city has been that the economic recovery is taking shape and that the securities industry has begun hiring again. Securities industry profits were strong in 2003, contributing needed taxes to the city`s coffers.

  The up tick in the local economy allowed the city to balance both its 2004 budget (for the fiscal year ending in June) and instill confidence that 2005 is balanced also. Importantly, the city recently won a court case requiring the state to assume the responsibility for the MAC debt mentioned earlier, thus saving the city $1 billion in debt service in 2005 alone. Revised estimates for personal income taxes and real estate transfer taxes also contribute to giving the city a brief respite from the difficulties it experienced the prior two years. Yet the city continues to struggle with unbalanced operations after 2005. The current Bloomberg administration forecasts a budget gap of $3.8 billion in 2006, rising to $4.2 billion in 2007, and $4.6 billion in 2008, driven in large part by rising expenditures for pensions, health care, and debt service.

  Sectors  A significant portion of the fund`s assets may be invested in health care issues. For over a decade, hospitals have been under significant pressure to reduce expenses and shorten patients` length of stay, which has negatively affected the financial health of many hospitals. While each hospital bond issue is secured by the individual hospital`s revenues, third-party reimbursement sources such as the Federal Medicare, state Medicaid programs, and private insurers are common to all hospitals. To the extent these third-party payors reduce their reimbursements for health services, individual hospitals will be affected. The state`s support for Medicaid and health services has receded. Under health care reforms implemented over the past five years, hospitals are permitted to negotiate inpatient payment rates with private payors. In addition, the federal balanced budget act of 1997 contains provisions to reduce Medicare expenditures. These pressures have accelerated a trend of hospital mergers and acquisitions and present risks and opportunities for health care institutions and fund investors.

  The funds may invest in private activity bond issues issued for corporate and nonprofit borrowers. These issues, sold through various governmental conduits, are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied. Obligations issued in other states through similar conduits have defaulted in the past as a result of borrower financial difficulties.

  The fund may invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuer`s financial performance. Such risks include increased regulation and associated expense, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may deteriorate from increased competition and deregulation in the industry.

  Virginia Tax-Free Bond Fund

  Risk Factors Associated With a Virginia Portfolio

  The fund`s concentration in the debt obligations of one state carries a higher risk than a portfolio that is geographically diversified. In addition to Commonwealth of Virginia general obligations and agency issues, the fund will invest in local bond issues, lease obligations, and revenue bonds, the credit quality and risk of which will vary according to each security`s own structure and underlying economics.

  Debt  The Commonwealth of Virginia and its local governments issued $6.9 billion of municipal bonds in 2003, including general obligation debt backed by the unlimited taxing power of the issuer and revenue bonds secured by specific pledged fees or charges for an enterprise or project. Included within the revenue bond category are tax-exempt lease obligations that are subject to annual appropriations of a governmental body to meet debt service, usually with no implied tax or specific revenue pledge. Debt issued in 2003 was for a wide variety of public purposes, including transportation, housing, education, health care, and industrial development.

  As of June 30, 2003, the Commonwealth of Virginia had $0.9 billion of outstanding general obligation bonds secured by the Commonwealth`s revenue and taxing power, a modest amount compared to many other states. Under state law, general obligation debt is limited to 1.15 times the average of the preceding three years` income tax and sales and use tax collections. The Commonwealth`s outstanding general obligation debt is well below that limit and approximately 40% of the debt service is actually met from revenue-producing capital projects at colleges and universities.

  The Commonwealth also supports $2.8 billion in debt issued by the Virginia Public Building Authority, the Commonwealth Transportation Board, the Virginia College Building Authority, the Virginia Biotechnology Research Park Authority, the Virginia Port Authority, and the Innovative Technology Authority for transportation purposes. These bonds are not backed by the full faith and credit of the Commonwealth but instead are subject to annual appropriations from the Commonwealth`s General Fund.

  In addition to the Commonwealth and public authorities described above, an additional $2.0 billion in moral obligation bonds has been issued by the Virginia Public School Authority, the Virginia Resources Authority, and the Virginia Housing Development Authority. Another $7.2 billion of debt outstanding at several other authorities is secured by a contingent appropriation in the event pledged revenues are insufficient to cover debt service.

  Economy  The Commonwealth of Virginia has a population of approximately 7.4 million, making it the twelfth largest state. Since the 1930s the Commonwealth`s population has grown at a rate near or exceeding the national average. Stable to strong economic growth during the 1990s was led by the Northern Virginia area outside of Washington, D.C., where nearly a third of the Commonwealth`s population is concentrated. The next largest metropolitan area is the Norfolk-Virginia Beach-Newport News area, followed by the Richmond-Petersburg area, including the Commonwealth`s capital of Richmond. The Commonwealth`s economy is broadly based, with a large concentration in service and governmental jobs, followed by manufacturing. Virginia has significant concentrations of high-technology employers, predominantly in Northern Virginia. Per capita income exceeds national averages while unemployment figures have consistently tracked below national averages.

  Financial  To a large degree, the risk of the portfolio is dependent on the financial strength of the Commonwealth of Virginia and its localities. Virginia is rated AAA by Moody`s, S&P, and Fitch. All three rating agencies maintain stable outlooks. Moody`s just recently revised its outlook to stable from negative where it was held since December 2001. The negative outlook reflected Virginia`s sizable budget gaps brought about by slowing revenues and rising expenditures. Governor Warner and the Virginia Assembly closed this budget gap by cutting expenditures and allowing transfers from the Revenue Stabilization Fund. In addition, the car tax relief program was frozen at 70%. The Revenue Stabilization Fund is specifically earmarked to cushion against such a slowdown. In September 2003, Moody`s placed Virginia`s debt on credit watch for a possible downgrade due to another looming budget gap and nearly full depletion of the Revenue Stabilization Fund. Virginia`s General Assembly recently passed a balanced biennial budget for fiscal 2005-06 with an estimated $1.6 billion revenue enhancement package and, as a result, Moody`s returned Virginia`s outlook to stable and took it off watch list.

  The Commonwealth`s budget is prepared on a biennial basis. From 1970 through 2000, the General Fund showed a positive balance for all of its two-year budgetary periods. The national recession and its negative effects on Virginia`s personal income tax collections did, however, force the Commonwealth to draw down its general fund balances in 1992, 2001, 2002, and 2003. On June 30, 2003, the Revenue Stabilization Fund totaled $247 million, representing a modest 2% of revenues.

  A significant portion of the fund`s assets is expected to be invested in the debt obligations of local governments and public authorities with investment-grade ratings of BBB or higher. While local governments in Virginia are primarily reliant on independent revenue sources such as property taxes, they are not immune to budget shortfalls caused by cutbacks in state aid. Likewise, certain enterprises such as toll roads or hospitals may be affected by changes in economic activity.

  Sectors  Certain areas of potential investment concentration present unique risks. A significant portion of the fund`s assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of many hospitals. While each hospital bond issue is separately secured by the individual hospital`s revenues, third-party reimbursement sources such as the federal Medicare and state Medicaid programs or private insurers are common to all hospitals. To the extent these payors reduce reimbursement levels, the individual hospitals may be affected. In the face of these pressures, the trend of hospital mergers and acquisitions has accelerated in recent years. These organizational changes present both risks and opportunities for the institutions involved.

  The fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuer`s financial performance. Such risks include unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief.

  The fund may invest in private activity bond issues for corporate and nonprofit borrowers. These issues sold through various governmental conduits are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.

  All State Tax-Free Funds

  Puerto Rico  From time to time the funds invest in obligations of Puerto Rico and its public corporations, which are exempt from federal, state, and city or local income taxes. As of May 1, 2004, general obligation debt of the Commonwealth was rated Baa1 by Moody`s and A- by S&P. S&P`s outlook on the Commonwealth`s rating was negative whereas Moody`s outlook was stable. The majority of the Commonwealth`s debt is issued by the major public agencies that are responsible for many of the island`s public functions, such as water, wastewater, highways, electric power, and education. Most recent figures from the Commonwealth indicate that public sector debt, including public corporations, totals $32.4 billion. Though this amount would be exceptionally high for a state of Puerto Rico`s size, income levels, and population, the figure includes debt the Commonwealth issues on behalf of municipalities and other governmental units that, in the 50 states, would be issued by independent entities. The Commonwealth monitors its debt issuance by comparing the rate of growth of its debt to the rate of growth of its gross product. The two were fairly evenly matched in previous years, but, for the five years ending in 2003, total debt increased by 31% whereas gross product increased by 23.7%. Since debt authorized for fiscal year 2004 is $540 million and $550 million is proposed for 2005, the gap may widen further.

  Annual real gross product growth of over 2% took place from 1997-2001, but slowed to 1.5% in 2001 and contracted by 0.3% in 2002. The Commonwealth believes that real growth of 1.9% occurred in 2003 and forecasts an expansion of 2.9% in 2004 followed by 2.7% in 2005. Growth can be attributed to a favorable and strong relationship with the United States, continuing economic development programs that are restructuring the economy, and increases in the level of federal transfers. The Commonwealth is vulnerable to an economic downturn in the U.S. because of its tight linkage to the mainland—54% of all imports are from and 89% of all exports are to the mainland. Manufacturing, especially of pharmaceuticals, is very important, as it accounts for 42% of gross product and 14% of employment. Services, including tourism, are second, representing 39% of gross product and 48% of employment. Though hourly wages in the Commonwealth`s manufacturing sector were 67% of those of the mainland as of December 31, 2002, Puerto Rico still confronts employment flight to less developed countries in more labor-intensive industries such as textiles, tuna canning, and leather products. Higher value-added manufacturing in pharmaceuticals, 59% of manufacturing, has held its ground, but has suffered. As a result, overall manufacturing jobs fell by 4.2% in 2003 on the heels of a 6.4% drop in 2002. Private activity payrolls declined 3% in 2002 but the loss was offset by an increase in government payrolls by 4%. Numbers for 2003 appear to be slightly better with overall employment up 1% and private sector employment flat.

  As mentioned above, tourism is very important to the Commonwealth. San Juan is the largest homeport for cruise ships in the Caribbean and the fourth largest in the world. Visitors` expenditures were 5.5% of gross product in 2002 and 4% of gross product in 2001. The prominence of tourism represents another risk factor, though. After the September 11 tragedy, hotel occupancy rates fell to 64% from 70% in 2001. The sector seemed to recover in 2003 after a poor 2002. Rooms rented rose 9.1% in 2003 after a 5% loss in 2002, hotel occupancy rose to 68% from 64% in 2002 in spite of a room count that keeps rising by 3-4% per year, and total visitors increased in 2003 by 2.9% after falling in 2002 by 11%.

  The Commonwealth`s economy is also vulnerable to oil prices since about 70% of its energy generating capacity is oil-fired even after the recent completion of a natural gas plant and a coal-fired facility. Current high prices for oil will undoubtedly have a negative impact on the Commonwealth`s realized growth.

  For many years, U.S. companies operating in Puerto Rico were eligible to receive a special tax credit available under Section 936 of the federal tax code. Section 936 entitled certain corporations to credit income derived from business activities in the Commonwealth against their United States corporate income tax and spurred significant expansion in capital intensive manufacturing, particularly large pharmaceutical firms. Federal tax legislation passed in 1993 and 1996 decreased the tax benefits and eliminate them altogether in the 2006 tax year. While the final impact of the phaseouts over the short- and long-term is impossible to forecast, preliminary indications are that large pharmaceutical did not exit, and that over 80 firms have taken advantage of the Commonwealth`s replacement tax incentives.

  The Commonwealth and the United States are tied to each other politically as well as economically. The Commonwealth came under U.S. sovereignty pursuant to the Treaty of Paris signed in 1898, which ended the Spanish-American War. Puerto Ricans have been citizens of the U.S. since 1917. Since 1952, Puerto Ricans have had their own constitution, approved in a special referendum by the people of Puerto Rico and by the U.S. Congress and President. The future political status of the Commonwealth within the United States remains unclear, though. The U.S. House of Representatives voted in March 1998 in favor of a political status act and Puerto Rico held a referendum later that year to determine whether it would preserve its Commonwealth status or transition to becoming a state, but, of the voting options available, a majority of voters opted for the choice labeled "None of the Above."

  INVESTMENT PROGRAM

  Types of Securities

  Set forth below is additional information about certain of the investments described in the funds` prospectuses.

  Hybrid Instruments

  Hybrid instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter "hybrid instruments"). Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities (collectively "underlying assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

  Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the funds may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the funds could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the funds the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful, and the funds could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instruments.

  The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply of and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

  Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

  Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

  Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the funds would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

  Illiquid or Restricted Securities

  Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the funds` Boards. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the funds should be in a position where more than the allowable amount of its net assets is invested in illiquid assets, including restricted securities, the funds will take appropriate steps to protect liquidity.

  Notwithstanding the above, the funds may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The liquidity of these securities is monitored based on a variety of factors.

  Debt Securities

  U.S. Government Obligations  Bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities.

  U.S. Government Agency Securities  Issued or guaranteed by U.S. government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association ("Fannie Mae" or "FNMA"), Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the U.S. Treasury.

  Bank Obligations  Certificates of deposit, banker`s acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A banker`s acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The funds may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

  Savings and Loan Obligations  Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

  Supranational Agencies  Securities of certain supranational entities, such as the International Development Bank.

  Corporate Debt Securities  Outstanding corporate debt securities (e.g., bonds and debentures). Corporate notes may have fixed, variable, or floating rates.

  Short-Term Corporate Debt Securities Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

  Commercial Paper and Commercial Notes  Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates and may contain options, exercisable by either the buyer or the seller, that extend or shorten the maturity of the note.

  Foreign Government Securities  Issued or guaranteed by a foreign government, province, instrumentality, political subdivision, or similar unit thereof.

  Savings and Loan Obligations  Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

  Funding Agreements Obligations of indebtedness negotiated privately between the funds and an insurance company. Often such instruments will have maturities with unconditional put features, exercisable by the funds, requiring return of principal within one year or less.

  There are, of course, other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

  Inflation-Linked Securities

  Inflation-linked securities are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. TIPS, or Treasury inflation-protected securities, are inflation-linked securities issued by the U.S. government. Inflation-linked bonds are also issued by corporations, U.S. government agencies, and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Because of this inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

  Inflation-protected bonds normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses for the fund.

  Mortgage-Related Securities

  Mortgage-Backed Securities Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year fixed rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the funds. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities` weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the funds. This principal is returned to the funds at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market`s perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

  U.S. Government Agency Mortgage-Backed Securities These are obligations issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as GNMA, FNMA, the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), and the Federal Agricultural Mortgage Corporation ("Farmer Mac" or "FAMC"). FNMA, FHLMC, and FAMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but they are supported by the instrumentality`s right to borrow from the U.S. Treasury. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA, FHLMC, and FAMC guarantees timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions.

  GNMA Certificates GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen`s Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

  FNMA Certificates FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. FNMA Certificates represent a pro-rata interest in a group of mortgage loans purchased by FNMA. FNMA guarantees the timely payment of principal and interest on the securities it issues. The obligations of FNMA are not backed by the full faith and credit of the U.S. government.

  FHLMC Certificates FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended ("FHLMC Act"). FHLMC Certificates represent a pro-rata interest in a group of mortgage loans purchased by FHLMC. FHLMC guarantees timely payment of interest and principal on certain securities it issues and timely payment of interest and eventual payment of principal on other securities it issues. The obligations of FHLMC are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. government.

  FAMC Certificates FAMC is a federally chartered instrumentality of the United States established by Title VIII of the Farm Credit Act of 1971, as amended ("Charter Act"). FAMC was chartered primarily to attract new capital for financing of agricultural real estate by making a secondary market in certain qualified agricultural real estate loans. FAMC provides guarantees of timely payment of principal and interest on securities representing interests in, or obligations backed by, pools of mortgages secured by first liens on agricultural real estate. Similar to FNMA and FHLMC, FAMC Certificates are not supported by the full faith and credit of the U.S. government; rather, FAMC may borrow from the U.S. Treasury to meet its guaranty obligations.

  As discussed above, prepayments on the underlying mortgages and their effect upon the rate of return of a mortgage-backed security is the principal investment risk for a purchaser of such securities, like the funds. Over time, any pool of mortgages will experience prepayments due to a variety of factors, including (1) sales of the underlying homes (including foreclosures), (2) refinancings of the underlying mortgages, and (3) increased amortization by the mortgagee. These factors, in turn, depend upon general economic factors, such as level of interest rates and economic growth. Thus, investors normally expect prepayment rates to increase during periods of strong economic growth or declining interest rates, and to decrease in recessions and rising interest rate environments. Accordingly, the life of the mortgage-backed security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular mortgage-backed security, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA Certificates are backed by mortgages of this type, and, accordingly, the generally accepted practice treats GNMA Certificates as 30-year securities which prepay in full in the 12th year. FNMA and FHLMC Certificates may have differing prepayment characteristics.

  Fixed-rate mortgage-backed securities bear a stated "coupon rate" which represents the effective mortgage rate at the time of issuance, less certain fees to GNMA, FNMA, and FHLMC for providing the guarantee, and the issuer for assembling the pool and for passing through monthly payments of interest and principal.

  Payments to holders of mortgage-backed securities consist of the monthly distributions of interest and principal less the applicable fees. The actual yield to be earned by a holder of mortgage-backed securities is calculated by dividing interest payments by the purchase price paid for the mortgage-backed securities (which may be at a premium or a discount from the face value of the certificate).

  Monthly distributions of interest, as contrasted to semiannual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on mortgage-backed securities. Because of the variation in the life of the pools of mortgages which back various mortgage-backed securities, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of mortgage-backed securities will differ significantly from the yield estimated by using an assumption of a certain life for each mortgage-backed security included in such a portfolio as described above.

  Collateralized Mortgage Obligations ("CMOs") CMOs are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under such a CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives.

  In recent years, new types of CMO tranches have evolved. These include floating-rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the funds invest, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

  The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the deal (priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

  U.S. Government Agency Multi-Class Pass-Through Securities Unlike CMOs, U.S. Government Agency Multi-Class Pass-Through Securities, which include FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Through Certificates and FHLMC Multi-Class Mortgage Participation Certificates, are ownership interests in a pool of mortgage assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities.

  Multi-Class Residential Mortgage Securities Such securities represent interests in pools of mortgage loans to residential home buyers made by commercial banks, savings and loan associations, or other financial institutions. Unlike GNMA, FNMA, and FHLMC securities, the payment of principal and interest on Multi-Class Residential Mortgage Securities is not guaranteed by the U.S. government or any of its agencies. Accordingly, yields on Multi-Class Residential Mortgage Securities have been historically higher than the yields on U.S. government mortgage securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government or its agencies. Additionally, pools of such securities may be divided into senior or subordinated segments. Although subordinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater because losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.

  Privately Issued Mortgage-Backed Certificates These are pass-through certificates issued by nongovernmental issuers. Pools of conventional residential or commercial mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurance, or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the funds` quality standards. The funds may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the funds` quality standards.

  Stripped Mortgage-Backed Securities These instruments are a type of potentially high-risk derivative. They represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. Interest only securities ("IOs") receive the interest portion of the cash flow while principal only securities ("POs") receive the principal portion. IOs and POs are usually structured as tranches of a CMO. Stripped Mortgage-Backed Securities may be issued by U.S. government agencies or by private issuers similar to those described above with respect to CMOs and privately issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the funds.

  The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the case of IOs, prepayments affect the amount, but not the timing, of cash flows provided to the investor. In contrast, prepayments on the mortgage pool affect the timing, but not the amount, of cash flows received by investors in POs. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, investors may fail to fully recoup their initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

  The staff of the SEC has advised the funds that it believes the funds should treat IOs and POs, other than government-issued IOs or POs backed by fixed-rate mortgages, as illiquid securities and, accordingly, limit their investments in such securities, together with all other illiquid securities, to 15% of the funds` net assets. Under the staff`s position, the determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid may be made on a case by case basis under guidelines and standards established by the funds` Boards. The funds` Boards have delegated to T. Rowe Price the authority to determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue`s structure, including the number of tranches; and size of the issue and the number of dealers who make a market in the IO or PO.

  Adjustable Rate Mortgage Securities ("ARMs") ARMs, like fixed-rate mortgages, have a specified maturity date, and the principal amount of the mortgage is repaid over the life of the mortgage. Unlike fixed-rate mortgages, the interest rate on ARMs is adjusted at regular intervals based on a specified, published interest rate "index" such as a Treasury rate index. The new rate is determined by adding a specific interest amount, the "margin," to the interest rate of the index. Investment in ARM securities allows the funds to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and lower price volatility than longer-term fixed-rate mortgage securities. ARM securities are a less effective means of locking in long-term rates than fixed-rate mortgages since the income from adjustable rate mortgages will increase during periods of rising interest rates and decline during periods of falling rates.

  Other Mortgage-Related Securities Governmental, government-related, or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the investment manager will, consistent with the funds` objectives, policies, and quality standards, consider making investments in such new types of securities.

  Asset-Backed Securities

  Background  The Asset-Backed Securities (ABS) market has been one of the fastest growing sectors of the U.S. fixed income market since its inception in late 1985. Although initial ABS transactions were backed by auto loans and credit card receivables, today`s market has evolved to include a variety of asset types including home equity loans, student loans, equipment leases, stranded utility costs, and collateralized bond/loan obligations. For investors, securitization typically provides an opportunity to invest in high quality securities with higher credit ratings and less downgrade/event risk than corporate bonds. Unlike mortgages, prepayments on ABS collateral are less sensitive to changes in interest rates. They can also be structured into classes that meet the market`s demand for various maturities and credit quality.

  Structure  Asset-backed securities are bonds that represent an ownership interest in a pool of receivables sold by originators into a special purpose vehicle (SPV). The collateral types can vary, so long as they are secured by homogeneous assets with relatively predictable cash flows. Assets that are transferred through a sale to a special purpose vehicle, are legally separated from those of the seller/servicer, which insulates investors from bankruptcy or other event risk associated with the seller/servicer of those assets. Most senior tranches of ABS are structured to a triple-A rated level through credit enhancement, however, ABS credit ratings range from AAA to non-investment-grade. Many ABS transactions are structured to include payout events/performance triggers which provide added protection against deteriorating credit quality.

  ABS structures are generally categorized by two distinct types of collateral. Amortizing assets (such as home equity loans, auto loans and equipment leases) typically pass through principal and interest payments directly to investors, while revolving assets (such as credit card receivables, home equity lines of credit and dealer floor-plan loans) typically reinvest principal and interest payments in new collateral for a specified period of time. The majority of amortizing transactions are structured as straight sequential-pay transactions. In these structures, all principal amortization and prepayments are directed to the shortest maturity class until it is retired, then to the next shortest class and so on. The majority of revolving assets are structured as bullets, whereby investors receive periodic interest payments and only one final payment of principal at maturity.

  Underlying Assets  The asset-backed securities that may be purchased include securities backed by pools of mortgage-related receivables known as home equity loans, or of consumer receivables such as automobile loans or credit card loans. Other types of ABS may also be purchased. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield and return on any asset-backed security is difficult to predict with precision and actual return or yield to maturity may be more or less than the anticipated return or yield to maturity.

  Methods of Allocating Cash Flows  While some asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security are made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The funds may invest in such asset-backed securities if the investment is otherwise consistent with the fund`s investment objectives, policies and restrictions.

  Types of Credit Support  Asset-backed securities are typically backed by a pool of assets representing the obligations of a diversified pool of numerous obligors. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained from third parties, "external credit enhancement", through various means of structuring the transaction, "internal credit enhancement", or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include:

  Excess Spread  Typically the first layer of protection against losses, equal to the cash flow from the underlying receivables remaining after deducting the sum of the investor coupon, servicing fees and losses.

  Subordination  Interest and principal that would have otherwise been distributed to a subordinate class is used to support the more senior classes. This feature is intended to enhance the likelihood that the holder of the senior class certificate will receive regular payments of interest and principal. Subordinate classes have a greater risk of loss than senior classes.

  Reserve Funds  Cash that is deposited and/or captured in a designated account that may be used to cover any shortfalls in principal, interest, or servicing fees.

  Overcollateralization  A form of credit enhancement whereby the principal amount of collateral used to secure a given transaction exceeds the principal of the securities issued. Overcollateralization can be created at the time of issuance or may build over time.

  Surety Bonds  Typically consist of third party guarantees to irrevocably and unconditionally make timely payments of interest and ultimate repayment of principal in the event there are insufficient cash flows from the underlying collateral.

  The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Depending upon the type of assets securitized, historical information on credit risk and prepayment rates may be limited or even unavailable. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. There is no guarantee that the amount of any type of credit enhancement available will be sufficient to protect against future losses on the underlying collateral.

  Some of the specific types of ABS that the funds may invest in include the following.

  Home Equity Loans  These ABS typically are backed by pools of mortgage loans made to subprime borrowers or borrowers with blemished credit histories. The underwriting standards for these loans are more flexible than the standards generally used by banks for borrowers with non-blemished credit histories with regard to the borrower`s credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard mortgage loan.

  As a result, the mortgage loans in the mortgage pool are likely to experience rates of delinquency, foreclosure and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. Furthermore, changes in the values of the mortgaged properties, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy and loss experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner.

  With respect to first lien mortgage loans, the underwriting standards do not prohibit a mortgagor from obtaining, at the time of origination of the originator`s first lien mortgage loan, additional financing which is subordinate to that first lien mortgage loan, which subordinate financing would reduce the equity the mortgagor would otherwise appear to have in the related mortgaged property as indicated in the loan-to-value ratio.

  Risk regarding mortgage rates

  The pass-through rates on the adjustable-rate certificates may adjust monthly and are generally based on one-month LIBOR. The mortgage rates on the mortgage loans are either fixed or adjust semi-annually based on six-month LIBOR, which is referred to as a mortgage index. Because the mortgage index may respond to various economic and market factors different than those affecting one-month LIBOR, there is not necessarily a correlation in the movement between the interest rates on those mortgage loans and the pass-through rates of the adjustable rate certificates. As a result, the interest payable on the related interest-bearing certificates may be reduced because of the imposition of a pass-through rate cap called the "net rate cap".

  Yield and reinvestment could be adversely affected by unpredictability of prepayments

  No one can accurately predict the level of prepayments that an asset-backed mortgage pool may experience. Factors which influence prepayment behavior include: general economic conditions, the level of prevailing interest rates, the availability of alternative financing, the applicability of prepayment charges and homeowner mobility. Reinvestment risk results from a faster or slower rate of principal payments than expected. A rising interest rate environment and the resulting slowing of prepayments could result in greater volatility of these securities. A falling interest rate environment and the resulting increase in prepayments could require reinvestment in lower yielding securities.

  Credit Card Backed Securities  These ABS are backed by revolving pools of credit card receivables. Due to the revolving nature of these assets, the credit quality could change over time. Unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder and payments by cardholders are the primary source of payment on these securities. The revolving nature of these card accounts generally provides for monthly payments to the trust. In order to issue securities with longer dated maturities, most Credit Card Backed Securities are issued with an initial "revolving" period during which collections are reinvested in new receivables. The revolving period may be shortened upon the occurrence of specified events which may signal a potential deterioration in the quality of the assets backing the security.

  Automobile Loans  These ABS are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles. These securities are primarily discrete pools of assets which pay down over the life of the ABS. The securities are not obligations of the seller of the vehicle, or servicer of the loans. The primary source of funds for payments on the securities comes from payment on the underlying trust receivables as well as from credit support.

  Real Estate and Real Estate Investment Trusts ("REITs")

  Investments in REITs may experience many of the same risks involved with investing in real estate directly. These risks include: declines in real estate values, risks related to local or general economic conditions, particularly lack of demand, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, heavy cash flow dependency, possible lack of availability of mortgage funds, obsolescence, losses due to natural disasters, condemnation of properties, regulatory limitations on rents and fluctuations in rental income, variations in market rental rates, and possible environmental liabilities. REITs may own real estate properties (Equity REITs) and be subject to these risks directly, or may make or purchase mortgages (Mortgage REITs) and be subject to these risks indirectly through underlying construction, development, and long-term mortgage loans that may default or have payment problems.

  Equity REITs can be affected by rising interest rates that may cause investors to demand a high annual yield from future distributions which, in turn, could decrease the market prices for the REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Since many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the funds invest to decline.

  Mortgage REITs may hold mortgages that the mortgagors elect to prepay during periods of declining interest rates, which may diminish the yield on such REITs. In addition, borrowers may not be able to repay mortgages when due, which could have a negative effect on the funds.

  Some REITs have relatively small market capitalizations which could increase their volatility. REITs tend to be dependent upon specialized management skills and have limited diversification so they are subject to risks inherent in operating and financing a limited number of properties. In addition, when the funds invest in REITs, a shareholder will bear his proportionate share of fund expenses and indirectly bear similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. In addition, both Equity and Mortgage REITs are subject to the risks of failing to qualify for tax-free status of income under the Code or failing to maintain exemption from the 1940 Act.

  Collateralized Bond or Loan Obligations

  Collateralized Bond Obligations ("CBOs") are bonds collateralized by corporate bonds, mortgages, or asset-backed securities and Collateralized Loan Obligations ("CLOs") are bonds collateralized by bank loans. CBOs and CLOs are structured into tranches, and payments are allocated such that each tranche has a predictable cash flow stream and average life. CBOs are fairly recent entrants to the fixed-income market. Most CBOs issued to date have been collateralized by high-yield bonds or loans, with heavy credit enhancement.

  Loan Participations and Assignments

  Loan participations and assignments (collectively "participations") will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buyouts, and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of developing countries which is referred to as Loans to Developing Countries debt ("LDC debt"). LDC debt will involve the risk that the governmental entity responsible for the repayment of the debt may be unable or unwilling to do so when due. The loans underlying such participations may be secured or unsecured, and the funds may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short "strips" that correspond to a quarterly or monthly floating-rate interest period on the underlying loan. Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

  The loan participations in which the funds will invest will also vary in legal structure. Occasionally, lenders assign to another institution both the lender`s rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation. More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement, or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as "participating interests," do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.

  There may not be a recognizable, liquid public market for loan participations. To the extent this is the case, the funds would consider the loan participation as illiquid and subject to the funds` restriction on investing no more than 15% of their net assets in illiquid securities.

  Where required by applicable SEC positions, the funds will treat both the corporate borrower and the bank selling the participation interest as an issuer for purposes of its fundamental investment restriction on diversification.

  Various service fees received by the funds from loan participations may be treated as non-interest income depending on the nature of the fee (commitment, takedown, commission, service, or loan origination). To the extent the service fees are not interest income, they will not qualify as income under Section 851(b) of the Code. Thus the sum of such fees plus any other nonqualifying income earned by the funds cannot exceed 10% of total income.

  Trade Claims

  Trade claims are non-securitized rights of payment arising from obligations other than borrowed funds. Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms. Generally, when a company files for bankruptcy protection, payments on these trade claims cease and the claims are subject to compromise along with the other debts of the company. Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor.

  Over the last few years a market for the trade claims of bankrupt companies has developed. Many vendors are either unwilling or lack the resources to hold their claim through the extended bankruptcy process with an uncertain outcome and timing. Some vendors are also aggressive in establishing reserves against these receivables, so that the sale of the claim at a discount may not result in the recognition of a loss.

  Trade claims can represent an attractive investment opportunity because these claims typically are priced at a discount to comparable public securities. This discount is a reflection of both a less liquid market, a smaller universe of potential buyers, and the risks peculiar to trade claim investing. It is not unusual for trade claims to be priced at a discount to public securities that have an equal or lower priority claim.

  As noted above, investing in trade claims does carry some unique risks which include:

  Establishing the Amount of the Claim Frequently, the supplier`s estimate of its receivable will differ from the customer`s estimate of its payable. Resolution of these differences can result in a reduction in the amount of the claim. This risk can be reduced by only purchasing scheduled claims (claims already listed as liabilities by the debtor) and seeking representations from the seller.

  Defenses to Claims The debtor has a variety of defenses that can be asserted under the bankruptcy code against any claim. Trade claims are subject to these defenses, the most common of which for trade claims relates to preference payments. (Preference payments are all payments made by the debtor during the 90 days prior to the filing. These payments are presumed to have benefited the receiving creditor at the expense of the other creditors. The receiving creditor may be required to return the payment unless it can show the payments were received in the ordinary course of business.) While none of these defenses can result in any additional liability of the purchaser of the trade claim, they can reduce or wipe out the entire purchased claim. This risk can be reduced by seeking representations and indemnification from the seller.

  Documentation/Indemnification Each trade claim purchased requires documentation that must be negotiated between the buyer and seller. This documentation is extremely important since it can protect the purchaser from losses such as those described above. Legal expenses in negotiating a purchase agreement can be fairly high. Additionally, it is important to note that the value of an indemnification depends on the seller`s credit.

  Volatile Pricing Due to Illiquid Market There are only a handful of brokers for trade claims and the quoted price of these claims can be volatile. Generally, it is expected that trade claims would be considered illiquid investments.

  No Current Yield/Ultimate Recovery Trade claims are almost never entitled to earn interest. As a result, the return on such an investment is very sensitive to the length of the bankruptcy, which is uncertain. Although not unique to trade claims, it is worth noting that the ultimate recovery on the claim is uncertain and there is no way to calculate a conventional yield to maturity on this investment. Additionally, the exit for this investment is a plan of reorganization which may include the distribution of new securities. These securities may be as illiquid as the original trade claim investment.

  Tax Issue Although the issue is not free from doubt, it is likely that trade claims would be treated as non-securities investments. As a result, any gains would be considered "nonqualifying" under the Code. The funds may have up to 10% of their gross income (including capital gains) derived from nonqualifying sources.

  Zero-Coupon and Pay-in-Kind Bonds

  A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated. However, zero-coupon bonds, like other bonds, retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon.

  Pay-in-Kind ("PIK") Instruments are securities that pay interest in either cash or additional securities, at the issuer`s option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.

  For federal income tax purposes, these types of bonds will require the recognition of gross income each year even though no cash may be paid to the funds until the maturity or call date of the bond. The funds will nonetheless be required to distribute substantially all of this gross income each year to comply with the Internal Revenue Code, and such distributions could reduce the amount of cash available for investment by the funds.

  Adjustable Rate Securities

  Generally, the maturity of a security is deemed to be the period remaining until the date (noted on the face of the instrument) on which the principal amount must be paid or, in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, certain securities may be issued with demand features or adjustable interest rates that are reset periodically by predetermined formulas or indexes in order to minimize movements in the principal value of the investment in accordance with Rule 2a-7 under the 1940 Act. Such securities may have long-term maturities, but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed rate obligations. These securities may take a variety of forms, including variable rate, floating rate, and put option securities.

  Variable Rate Securities Variable rate instruments are those whose terms provide for the adjustment of their interest rates on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A variable rate instrument, the principal amount of which is scheduled to be paid in 397 days or less, is deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate instrument which is subject to a demand feature entitles the purchaser to receive the principal amount of the underlying security or securities, either (i) upon notice of no more than 30 days or (ii) at specified intervals not exceeding 397 days and upon no more than 30 days` notice, is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

  When-Issued Securities and Forward Commitment Contracts

  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but may be substantially longer for forwards. During the period between purchase and settlement, no payment is made by the funds to the issuer and no interest accrues to the funds. The purchase of these securities will result in a loss if their values decline prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks. At the time the funds make the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The funds will cover these securities by maintaining cash, liquid, high-grade debt securities, or other suitable cover as permitted by the SEC with its custodian bank equal in value to its commitments for the securities during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the funds (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.

  To the extent the funds remain fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time they purchase these securities, there will be greater fluctuations in the funds` net asset value than if the funds did not purchase them.

  Municipal Securities

  Subject to the investment objectives and programs described in the prospectus and the additional investment restrictions described in this Statement of Additional Information, the funds` portfolios may consist of any combination of the various types of municipal securities described below or other types of municipal securities that may be developed. The amount of the funds` assets invested in any particular type of municipal security can be expected to vary.

  The term "municipal securities" means obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities, as well as certain other persons and entities, the interest from which is exempt from federal income tax. In determining the tax-exempt status of a municipal security, the funds rely on the opinion of the issuer`s bond counsel at the time of the issuance of the security. However, it is possible this opinion could be overturned, and, as a result, the interest received by the funds from such a security might not be exempt from federal income tax.

  Municipal securities are classified by maturity as notes, bonds, or adjustable rate securities.

  Municipal Notes

  Municipal notes generally are used to provide short-term operating or capital needs and generally have maturities of one year or less. Municipal notes include:

  Tax Anticipation Notes Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, property, use, and business taxes, and are payable from these specific future taxes.

  Revenue Anticipation Notes Revenue anticipation notes are issued in expectation of receipt of revenues, such as sales taxes, toll revenues, or water and sewer charges, that are used to pay off the notes.

  Bond Anticipation Notes Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

  Tax-Exempt Commercial Paper Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

  Municipal Bonds Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Two additional categories of potential purchases are lease revenue bonds and prerefunded/escrowed to maturity bonds. Another type of municipal bond is referred to as an industrial development bond.

  General Obligation Bonds Issuers of general obligation bonds include states, counties, cities, towns, and special districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, public buildings, highways and roads, and general projects not supported by user fees or specifically identified revenues. The basic security behind general obligation bonds is the issuer`s pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments. In many cases voter approval is required before an issuer may sell this type of bond.

  Revenue Bonds The principal security for a revenue bond is generally the net revenues derived from a particular facility or enterprise or, in some cases, the proceeds of a special charge or other pledged revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Revenue bonds are sometimes used to finance various privately operated facilities provided they meet certain tests established for tax-exempt status.

  Although the principal security behind these bonds may vary, many provide additional security in the form of a mortgage or debt service reserve fund. Some authorities provide further security in the form of the state`s ability (without obligation) to make up deficiencies in the debt service reserve fund. Revenue bonds usually do not require prior voter approval before they may be issued.

  Lease Revenue Bonds Municipal borrowers may also finance capital improvements or purchases with tax-exempt leases. The security for a lease is generally the borrower`s pledge to make annual appropriations for lease payments. The lease payment is treated as an operating expense subject to appropriation risk and not a full faith and credit obligation of the issuer. Lease revenue bonds are generally considered less secure than a general obligation or revenue bond and often do not include a debt service reserve fund. To the extent the funds` Boards determine such securities are illiquid, they will be subject to the funds` limit on illiquid securities. There have also been certain legal challenges to the use of lease revenue bonds in various states.

  The liquidity of such securities will be determined based on a variety of factors which may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) the rating assigned to the obligation by an established rating agency or T. Rowe Price.

  Prerefunded/Escrowed to Maturity Bonds Certain municipal bonds have been refunded with a later bond issue from the same issuer. The proceeds from the later issue are used to defease the original issue. In many cases the original issue cannot be redeemed or repaid until the first call date or original maturity date. In these cases, the refunding bond proceeds typically are used to buy U.S. Treasury securities that are held in an escrow account until the original call date or maturity date. The original bonds then become "prerefunded" or "escrowed to maturity" and are considered high-quality investments. While still tax-exempt, the security is the proceeds of the escrow account. To the extent permitted by the SEC and the Internal Revenue Service, a fund`s investment in such securities refunded with U.S. Treasury securities will, for purposes of diversification rules applicable to the funds, be considered an investment in U.S. Treasury securities.

  Private Activity Bonds Under current tax law, all municipal debt is divided broadly into two groups: governmental purpose bonds and private activity bonds. Governmental purpose bonds are issued to finance traditional public purpose projects such as public buildings and roads. Private activity bonds may be issued by a state or local government or public authority but principally benefit private users and are considered taxable unless a specific exemption is provided.

  The tax code currently provides exemptions for certain private activity bonds such as not-for-profit hospital bonds, small-issue industrial development revenue bonds, and mortgage subsidy bonds, which may still be issued as tax-exempt bonds. Some, but not all, private activity bonds are subject to alternative minimum tax.

  Industrial Development Bonds Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility`s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

  Participation Interests The funds may purchase from third parties participation interests in all or part of specific holdings of municipal securities. The purchase may take different forms: in the case of short-term securities, the participation may be backed by a liquidity facility that allows the interest to be sold back to the third party (such as a trust, broker, or bank) for a predetermined price of par at stated intervals. The seller may receive a fee from the funds in connection with the arrangement.

  In the case of longer-term bonds, the funds may purchase interests in a pool of municipal bonds or a single municipal bond or lease without the right to sell the interest back to the third party.

  The funds will not purchase participation interests unless a satisfactory opinion of counsel or ruling of the Internal Revenue Service has been issued that the interest earned from the municipal securities on which the funds hold participation interests is exempt from federal income tax to the funds. However, there is no guarantee the IRS would treat such interest income as tax-exempt.

  When-Issued Securities

  New issues of municipal securities are often offered on a when-issued basis; that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The funds will only make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the funds may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. The funds will maintain cash, high-grade marketable debt securities, or other suitable cover with its custodian bank equal in value to commitments for when-issued securities. Such securities either will mature or, if necessary, be sold on or before the settlement date. Securities purchased on a when-issued basis and the securities held in the funds` portfolios are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent the funds remain fully invested or almost fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in their net asset value than if they solely set aside cash to pay for when-issued securities. In the case of the money funds, this could increase the possibility that the market value of the funds` assets could vary from $1.00 per share. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income tax. When the time comes to pay for when-issued securities, the funds will meet their obligations from then-available cash flow, sale of securities, or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed by the funds upon notice to shareholders.

  Residual Interest Bonds are a type of high-risk derivative. The funds may purchase municipal bond issues that are structured as two-part, residual interest bond and variable rate security offerings. The issuer is obligated only to pay a fixed amount of tax-free income that is to be divided among the holders of the two securities. The interest rate for the holders of the variable rate securities will be determined by an index or auction process held approximately every seven to 35 days while the bondholders will receive all interest paid by the issuer minus the amount given to the variable rate security holders and a nominal auction fee. Therefore, the coupon of the residual interest bonds, and thus the income received, will move inversely with respect to short-term, 7- to 35-day tax-exempt interest rates. There is no assurance that the auction will be successful and that the variable rate security will provide short-term liquidity. The issuer is not obligated to provide such liquidity. In general, these securities offer a significant yield advantage over standard municipal securities, due to the uncertainty of the shape of the yield curve (i.e., short-term versus long-term rates) and consequent income flows.

  Unlike many adjustable rate securities, residual interest bonds are not necessarily expected to trade at par and in fact present significant market risks. In certain market environments, residual interest bonds may carry substantial premiums or be at deep discounts. This is a relatively new product in the municipal market with limited liquidity to date.

  The funds may invest in other types of derivative instruments as they become available.

  For the purpose of the funds` investment restrictions, the identification of the "issuer" of municipal securities which are not general obligation bonds is made by T. Rowe Price, on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such securities.

  There are, of course, other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

  Forwards

  In some cases, the funds may purchase bonds on a when-issued basis with longer-than-standard settlement dates, in some cases exceeding one to two years. In such cases, the funds must execute a receipt evidencing the obligation to purchase the bond on the specified issue date, and must segregate cash internally to meet that forward commitment. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for the risks associated with a long when-issued period, including: shifts in market interest rates that could materially impact the principal value of the bond, deterioration in the credit quality of the issuer, loss of alternative investment options during the when-issued period, changes in tax law or issuer actions that would affect the exempt interest status of the bonds and prevent delivery, failure of the issuer to complete various steps required to issue the bonds, and limited liquidity for the buyer to sell the escrow receipts during the when-issued period.

  New Income and Short-Term Bond Funds

  Industry Concentration

  When the market for corporate debt securities is dominated by issues in the gas utility, gas transmission utility, electric utility, telephone utility, or petroleum industry, the funds will as a matter of fundamental policy concentrate 25% or more, but not more than 50%, of their total assets, in any one such industry, if the funds have cash for such investment (i.e., the funds will not sell portfolio securities to raise cash) and, if in T. Rowe Price`s judgment, the return available and the marketability, quality, and availability of the debt securities of such industry justifies such concentration in light of the funds` investment objectives. Domination would exist with respect to any one such industry, when, in the preceding 30-day period, more than 25% of all new-issue corporate debt offerings (within the four highest grades of Moody`s or S&P`s and with maturities of 10 years or less) of $25,000,000 or more consisted of issues in such industry. Although the funds will normally purchase corporate debt securities in the secondary market as opposed to new offerings, T. Rowe Price believes that the new issue-based dominance standard, as defined above, is appropriate because it is easily determined and represents an accurate correlation to the secondary market. Investors should understand that concentration in any industry may result in increased risk. Investments in any of these industries may be affected by environmental conditions, energy conservation programs, fuel shortages, difficulty in obtaining adequate return on capital in financing operations and large construction programs, and the ability of the capital markets to absorb debt issues. In addition, it is possible that the public service commissions which have jurisdiction over these industries may not grant future increases in rates sufficient to offset increases in operating expenses. These industries also face numerous legislative and regulatory uncertainties at both federal and state government levels. Management believes that any risk to the funds which might result from concentration in any industry will be minimized by the funds` practice of diversifying their investments in other respects. The funds` policy with respect to industry concentration is a fundamental policy. (For investment restriction on industry concentration, see "Investment Restrictions").

  Money Funds

  Determination of Maturity of Money Market Securities

  The funds may only purchase securities which at the time of investment have remaining maturities of 397 calendar days or less. The other funds may also purchase money market securities. In determining the maturity of money market securities, funds will follow the provisions of Rule 2a-7 under the 1940 Act.

  Prime Reserve, Summit Cash Reserves, and Reserve Investment Funds

  First Tier Money Market Securities Defined

  At least 95% of the funds` total assets will be maintained in first tier money market securities. First tier money market securities are those which are described as First Tier Securities under Rule 2a-7 of the 1940 Act. These include any security with a remaining maturity of 397 days or less that is rated (or that has been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class that is comparable in priority and security with the security) by any two nationally recognized statistical rating organizations (or if only one NRSRO has issued a rating, that NRSRO) in the highest rating category for short-term debt obligations (within which there may be sub-categories). First Tier Securities also include unrated securities comparable in quality to rated securities, as determined by T. Rowe Price pursuant to written guidelines established in accordance with Rule 2a-7 under the 1940 Act under the supervision of the funds` Boards.

  PORTFOLIO MANAGEMENT PRACTICES

  Swap Agreements

  A number of the funds may enter into interest rate, index, total return, credit, and, to the extent they may invest in foreign currency-denominated securities, currency rate swap agreements. The funds may also enter into options on swap agreements ("swap options") on the types of swaps listed above.

  Swap agreements are two-party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined investment, index, or currency. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. The funds may write (sell) and purchase put and call swap options.

  One example of the use of swaps within the funds may be to manage the interest rate sensitivity of the funds. The funds might receive or pay a fixed-rate interest rate of a particular maturity and pay or receive a floating rate in order to increase or decrease the duration of the funds. Or, the funds may buy or sell swap options to effect the same result. The funds may also replicate a security by selling it, placing the proceeds in cash deposits, and receiving a fixed rate in the swap market.

  Another example is the use of credit default swaps to buy or sell credit protection. A default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default event(s). The funds may enhance income by selling protection or protect credit risk by buying protection. Market supply and demand factors may cause distortions between the cash securities market and the default swap market. The credit protection market is still relatively new and should be considered illiquid.

  Most swap agreements entered into by the funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the funds` current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The funds` current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the funds) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by T. Rowe Price.

  The use of swap agreements by the funds entails certain risks. Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated by the funds. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated by the funds. Credit default swaps could result in losses if the funds do not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

  The funds will generally incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the funds purchase a swap option it risks losing only the amount of the premium they have paid should they decide to let the option expire unexercised. However, when the funds write a swap option they will become obligated, upon exercise of the option, according to the terms of the underlying agreement.

  Because swaps are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the funds` ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

  There are, of course, other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

  Lending of Portfolio Securities

  Securities loans are made to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit, or such other collateral as may be permitted under the funds` investment program. The collateral, in turn, is invested in short-term securities. While the securities are being lent, the funds making the loan will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as a portion of the interest on the investment of the collateral. Normally, the funds employ an agent to implement their securities lending program and the agent receives a fee from the funds for its services. The funds have a right to call each loan and obtain the securities within such period of time that coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The funds will not have the right to vote on securities while they are being lent, but they may call a loan in anticipation of any important vote, when practical. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible default by the borrower, delay in receiving additional collateral or in the recovery of the securities, or possible loss of rights in the collateral, should the borrower fail financially. Loans will be made only to firms deemed by T. Rowe Price to be of good standing and will not be made unless, in the judgment of T. Rowe Price, the consideration to be earned from such loans would justify the risk. Additionally, the funds bear the risk that the reinvestment of collateral will result in a principal loss. Finally, there is also the risk that the price of the securities will increase while they are on loan and the collateral will not adequately cover their value.

  Interfund Borrowing and Lending

  The funds are parties to an exemptive order received from the SEC on December 8, 1998, amended on November 23, 1999, that permits them to borrow money from and/or lend money to other funds in the T. Rowe Price complex. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The program is subject to the oversight and periodic review of the Boards of Price Funds.

  Repurchase Agreements

  The funds may enter into a repurchase agreement through which an investor (such as the funds) purchases securities (known as the "underlying security") from well-established securities dealers or banks that are members of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price`s approved list. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements, which do not provide for payment within seven days, will be treated as illiquid securities. The funds will enter into repurchase agreements only where (1) the underlying securities are of the type (excluding maturity limitations) which the funds` investment guidelines would allow them to purchase directly, (2) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (3) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the funds could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the funds seek to enforce their rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing their rights.

  Reverse Repurchase Agreements

  Although the funds have no current intention of engaging in reverse repurchase agreements, they reserve the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the funds, subject to Investment Restriction (1). (See "Investment Restrictions.")

  Money Market Reserves

  The funds may invest their cash reserves primarily in one or more money market funds established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price. Currently, two such money market funds are in operation: T. Rowe Price Reserve Investment Fund ("RIF") and T. Rowe

  Price Government Reserve Investment Fund ("GRF"), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an exemptive order issued by the SEC.

  Both funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. GRF invests primarily in a portfolio of U.S. government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

  RIF and GRF provide a very efficient means of managing the cash reserves of the funds. While neither RIF nor GRF pays an advisory fee to T. Rowe Price, they will incur other expenses. However, RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The funds will only invest in RIF or GRF to the extent it is consistent with their investment objectives and programs.

  Neither fund is insured or guaranteed by the FDIC or any other government agency. Although the funds seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in them.

  High Yield and Institutional High Yield Funds

  Short Sales

  The funds may make short sales for hedging purposes to protect them against companies whose credit is deteriorating. Short sales are transactions in which the funds sell a security they do not own in anticipation of a decline in the market value of that security. The funds` short sales would be limited to situations where the funds own a debt security of a company and would sell short the common or preferred stock or another debt security at a different level of the capital structure of the same company. No securities will be sold short if, after the effect is given to any such short sale, the total market value of all securities sold short would exceed 2% of the value of the funds` net assets.

  To complete a short-sale transaction, the funds must borrow the security to make delivery to the buyer. The funds then are obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the funds are required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the funds also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

  Until the funds replace a borrowed security in connection with a short sale, the funds will: (a) maintain daily a segregated account, containing cash, U.S. government securities, or other suitable cover as permitted by the SEC, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

  The funds will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the funds replace the borrowed security. The funds will realize a gain if the security sold short declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends, or interest the funds may be required to pay in connection with a short sale. Any gain or loss on the security sold short would be separate from a gain or loss on the funds` security being hedged by the short sale.

  The Taxpayer Relief Act of 1997 requires a mutual fund to recognize gain upon entering into a constructive sale of stock, a partnership interest, or certain debt positions occurring after June 8, 1997. A constructive sale is deemed to occur if the funds enter into a short sale, an offsetting notional principal contract, or a futures or forward contract which is substantially identical to the appreciated position. Some of the transactions in which the funds are permitted to invest may cause certain appreciated positions in securities held by the funds to qualify as a "constructive sale," in which case it would be treated as sold and the resulting gain subjected to tax or, in the case of a mutual fund, distributed to shareholders. If this were to occur, the funds would be required to distribute such gains even though it would receive no cash until the later sale of the security. Such distributions could reduce the amount of cash available for investment by the funds. Because these rules do not apply to "straight" debt transactions, it is not anticipated that they will have a significant impact on the funds; however, the effect cannot be determined until the issuance of clarifying regulations.

  All funds

  Warrants

  Warrants can be highly volatile and have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

  There are, of course, other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

  Options

  Options are a type of potentially high-risk derivative. The funds have no current intention of investing in options on securities, although they reserve the right to do so. Appropriate disclosure would be added to each funds` prospectus and this Statement of Additional Information when and if the funds decide to invest in options.

  Writing Covered Call Options

  The funds may write (sell) American or European style "covered" call options and purchase options to close out options previously written. In writing covered call options, the funds expect to generate additional premium income, which should serve to enhance the funds` total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in T. Rowe Price`s opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the funds.

  A call option gives the holder (buyer) the right to purchase, and the writer (seller) has the obligation to sell, a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.

  The funds generally will write only covered call options. This means that the funds will either own the security or currency subject to the option or an option to purchase the same underlying security or currency having an exercise price equal to or less than the exercise price of the "covered" option. From time to time, the funds will write a call option that is not covered as indicated above but where the funds will establish and maintain, with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC, having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the funds to the risks of writing uncovered options.

  Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the funds` investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the funds generally will not do) but capable of enhancing the funds` total return. When writing a covered call option, the funds, in return for the premium, give up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retain the risk of loss should the price of the security or currency decline. Unlike one that owns securities or currencies not subject to an option, the funds have no control over when they may be required to sell the underlying securities or currencies, since they may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option the funds have written expires, the funds will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the funds will realize a gain or loss from the sale of the underlying security or currency. The funds do not consider a security or currency covered by a call to be "pledged" as that term is used in the funds` policy, which limits the pledging or mortgaging of assets. If the fund writes an uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the funds` loss could be significant.

  The premium received is the market value of an option. The premium the funds will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, T. Rowe Price, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the funds for writing covered call options will be recorded as a liability of the funds. This liability will be adjusted daily to the option`s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset values per share of the funds are computed (close of the New York Stock Exchange) or, in the absence of such sale, the mean of closing bid and ask prices. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

  Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the funds to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the funds desire to sell a particular security or currency from their portfolios on which they have written a call option, or purchased a put option, they will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the funds will be able to effect such closing transactions at favorable prices. If the funds cannot enter into such a transaction, they may be required to hold a security or currency that they might otherwise have sold. When the funds write a covered call option, they run the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The funds will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

  Call options written by the funds will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the funds may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from their portfolios. In such cases, additional costs may be incurred.

  The funds will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the funds.

  The funds will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the funds` total assets. In calculating the 25% limit, the funds will offset the value of securities underlying purchased calls and puts on identical securities or currencies with identical maturity dates.

  Writing Covered Put Options

  The funds may write American or European style covered put options and purchase options to close out options previously written by the funds. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment to the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

  The funds would write put options only on a covered basis. This means that the funds would maintain, in a segregated account, cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price. Alternatively, the funds will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

  The funds would generally write covered put options in circumstances where T. Rowe Price wishes to purchase the underlying security or currency for the funds` portfolios at a price lower than the current market price of the security or currency. In such event the funds would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the funds would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price, less the premiums received. Such a decline could be substantial and result in a significant loss to the funds. In addition, the funds, because they do not own the specific securities or currencies which they may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

  The funds will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the funds` total assets. In calculating the 25% limit, the funds will offset the value of securities underlying purchased puts and calls on identical securities or currencies with identical maturity dates.

  The premium received by the funds for writing covered put options will be recorded as a liability of the funds. This liability will be adjusted daily to the option`s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the funds is computed (close of the New York Stock Exchange), or, in the absence of such sale, the mean of the closing bid and ask prices.

  Purchasing Put Options

  The funds may purchase American or European style put options. As the holder of a put option, the funds have the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The funds may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The funds may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of their securities or currencies. An example of such use of put options is provided next.

  The funds may purchase a put option on an underlying security or currency (a "protective put") owned by the funds as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the funds, as holder of the put option, are able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security`s market price or currency`s exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

  The funds may also purchase put options at a time when they do not own the underlying security or currency. By purchasing put options on a security or currency they do not own, the funds seek to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the funds will lose their entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

  The funds will not commit more than 5% of total assets to premiums when purchasing put options. The premium paid by the funds when purchasing a put option will be recorded as an asset of the funds in the portfolio of investments. This asset will be adjusted daily to the option`s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset values per share of the funds are computed (close of New York Stock Exchange) or, in the absence of such sale, the mean of closing bid and ask prices. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

  Purchasing Call Options

  The funds may purchase American or European style call options. As the holder of a call option, the funds have the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The funds may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The funds may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce their current return. The funds may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided next.

  Call options may be purchased by the funds for the purpose of acquiring the underlying securities or currencies for their portfolios. Utilized in this fashion, the purchase of call options enables the funds to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the funds in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as the funds hold such a call option, rather than the underlying security or currency itself, the funds are partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

  The funds may also purchase call options on underlying securities or currencies they own in order to protect unrealized gains on call options previously written by them. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

  The funds will not commit more than 5% of total assets to premiums when purchasing call and put options. The premium paid by the funds when purchasing a call option will be recorded as an asset of the funds in the portfolio of investments. This asset will be adjusted daily to the option`s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset values per share of the funds are computed (close of New York Stock Exchange), or, in the absence of such sale, the mean of closing bid and ask prices.

  Dealer (Over-the-Counter) Options

  The funds may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the funds would look to a clearing corporation to exercise exchange-traded options, if the funds were to purchase a dealer option, they would rely on the dealer from whom they purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the funds as well as loss of the expected benefit of the transaction.

  Exchange-traded options generally have a continuous liquid market, while dealer options have none. Consequently, the funds will generally be able to realize the value of a dealer option they have purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the funds write a dealer option, they generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the funds originally wrote the option. While the funds will seek to enter into dealer options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the funds, there can be no assurance that the funds will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the funds, as a covered dealer call option writer, are able to effect a closing purchase transaction, they will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the counter-party, the funds may be unable to liquidate a dealer option. With respect to options written by the funds, the inability to enter into a closing transaction may result in material losses to the funds. For example, since the funds must maintain a secured position with respect to any call option on a security they write, the funds may not sell the assets they have segregated to secure the position while they are obligated under the option. This requirement may impair a fund`s ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

  The staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The funds may treat the cover used for written Over-the-Counter ("OTC") options as liquid if the dealer agrees that the funds may repurchase the OTC option they have written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.

  Interest Rate Transactions

  Interest rate transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors, may be used to preserve a return or spread on a particular investment or portion of a portfolio, to create synthetic securities, or to structure transactions designed for other purposes.

  Interest rate swaps involve the exchange by the funds with third parties of their respective commitments to pay or receive interest, e.g., an exchange of floating-rate payments for fixed-rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor. In circumstances in which T. Rowe Price anticipates that interest rates will decline, the funds might, for example, enter into an interest rate swap as the floating rate payor. In the case where the funds purchase such an interest rate swap, if the floating rate payments fell below the level of the fixed-rate payment set in the swap agreement, the funds` counterparties would pay the funds` amounts equal to interest computed at the difference between the fixed and floating rates over the national principal amount. Such payments would offset or partially offset the decrease in the payments the funds would receive in respect of floating-rate assets being hedged. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the funds would receive payments from the counterparties which would wholly or partially offset the decrease in the payments they would receive in respect of the financial instruments being hedged.

  The funds will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the funds receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the funds` obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in an account by the funds` custodian. If the funds enter into an interest rate swap on other than a net basis, the funds would maintain an account in the full amount accrued on a daily basis of the funds` obligations with respect to the swap. To the extent the funds sell (i.e., write) caps and floors, they will maintain in an account cash or high-quality liquid debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the funds` obligations with respect to any caps or floors. The funds will not enter into any interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the counterparty thereto is rated at least A by S&P. T. Rowe Price will monitor the creditworthiness of counterparties on an ongoing basis. If there is a default by the other parties to such a transaction, the funds will have contractual remedies pursuant to the agreements related to the transaction.

  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. T. Rowe Price has determined that, as a result, the swap market has become relatively liquid. The funds may enter into interest rate swaps only with respect to positions held in their portfolios. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the funds are contractually obligated to make. If the other parties to interest rate swaps default, the funds` risk of loss consists of the net amount of interest payments that the funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the funds expect to achieve an acceptable degree of correlation between their right to receive interest on loan interests and their right and obligation to receive and pay interest pursuant to interest rate swaps.

  The aggregate purchase price of caps and floors held by the funds may not exceed 10% of total assets. The funds may sell (i.e., write) caps and floors without limitation, subject to the account coverage requirement described above.

  Spread Option Transactions

  The funds may purchase from and sell to securities dealers covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the funds the right to put, or sell, a security that they own at a fixed-dollar spread or fixed-yield spread in relationship to another security that the funds do not own, but which is used as a benchmark. The risk to the funds in purchasing covered spread options is the cost of the premium paid for the spread options and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the funds against adverse changes in prevailing credit-quality spreads, i.e., the yield spread between high-quality and lower-quality securities. Such protection is only provided during the life of the spread option. The security covering the spread option will be maintained in a segregated account by the funds` custodian. The funds do not consider a security covered by a spread option to be "pledged" as that term is used in the funds` policy limiting the pledging or mortgaging of their assets. The funds may also buy and sell uncovered spread options. Such options would be used for the same purposes and be subject to similar risks as covered spread options. However, in an uncovered spread option, the funds would not own either of the securities involved in the spread.

  Futures Contracts

  Futures contracts are a type of potentially high-risk derivative.

  Transactions in Futures

  The funds may enter into futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts").

  Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the funds. Interest rate or currency futures can be sold as an offset against the effect of expected increases in interest rates or currency exchange rates and purchased as an offset against the effect of expected declines in interest rates or currency exchange rates.

  Futures can also be used as an efficient means of regulating the funds` exposure to the market.

  Index Funds may only enter into futures contracts that are appropriate for their investment programs to provide an efficient means of maintaining liquidity while being invested in the market, to facilitate trading, or to reduce transaction costs. They will not use futures for hedging purposes. Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

  Stock index futures contracts may be used to provide a hedge for a portion of the funds` portfolios, as a cash management tool, or as an efficient way to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The funds may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the funds` portfolios successfully, the funds must sell futures contracts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the funds` portfolio securities.

  The funds will enter into futures contracts that are traded on national (or foreign) futures exchanges and are standardized as to maturity date and underlying financial instrument. A public market exists in futures contracts covering various taxable fixed-income securities as well as municipal bonds. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the funds` objectives in these areas.

  Regulatory Limitations

  If the funds purchase or sell futures contracts or related options which do not qualify as bona fide hedging under applicable CFTC rules, the aggregate initial margin deposits and premium required to establish those positions cannot exceed 5% of the liquidation value of the funds after taking into account unrealized profits and unrealized losses on any such contracts they have entered into, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Boards without a shareholder vote and does not limit the percentage of the funds` assets at risk to 5%.

  In instances involving the purchase of futures contracts or the writing of call or put options thereon by the funds, an amount of cash, liquid assets, or other suitable cover as permitted by the SEC, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the funds to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the funds` assets to cover or identified accounts could impede portfolio management or the funds` ability to meet redemption requests or other current obligations.

  If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the funds would comply with such new restrictions.

  Trading in Futures Contracts

  A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time, and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

  Unlike when the funds purchase or sell a security, no price would be paid or received by the funds upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the funds` open positions in futures contracts, the funds would be required to deposit with their custodian in a segregated account in the name of the futures broker an amount of cash or liquid assets known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

  Financial futures are valued daily at closing settlement prices. If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require a payment by the funds ("variation margin") to restore the margin account to the amount of the initial margin.

  Subsequent payments ("mark-to-market payments") to and from the futures broker are made on a daily basis as the price of the underlying assets fluctuates, making the long and short positions in the futures contract more or less valuable. If the value of the open futures position increases in the case of a sale or decreases in the case of a purchase, the funds will pay the amount of the daily change in value to the broker. However, if the value of the open futures position decreases in the case of a sale or increases in the case of a purchase, the broker will pay the amount of the daily change in value to the funds.

  Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the funds realize a gain; if it is more, the funds realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the funds realize a gain; if it is less, the funds realize a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the funds will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the funds are not able to enter into an offsetting transaction, the funds will continue to be required to maintain the margin deposits on the futures contract.

  As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the funds.

  Settlement of a stock index futures contract may or may not be in the underlying security. If not in the underlying security, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset (as adjusted by a multiplier) at the time the stock index futures contract expires.

  For example, the S&P 500 Stock Index is made up of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the index, and the index fluctuates with changes in the market values of those common stocks. In the case of futures contracts on the S&P 500 Index, the contracts are to buy or sell 250 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the funds will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the funds enter into a futures contract to buy 250 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the funds will gain $1,000 (250 units x gain of $4). If the funds enter into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the funds will lose $500 (250 units x loss of $2).

  Summit Municipal Intermediate and Summit Municipal Income Funds

  It is possible that hedging activities of funds investing in municipal securities will occur primarily through the use of municipal bond index futures contracts since the uniqueness of that index contract should better correlate with the portfolio and thereby be more effective. However, there may be times when it is deemed in the best interest of shareholders to engage in the use of U.S. Treasury bond futures, and the funds reserve the right to use U.S. Treasury bond futures at any time. Use of these futures could occur, as an example, when both the U.S. Treasury bond contract and municipal bond index futures contract are correlating well with municipal bond prices, but the U.S. Treasury bond contract is trading at a more advantageous price making the hedge less expensive with the U.S. Treasury bond contract than would be obtained with the municipal bond index futures contract.

  All funds (other than the Money Funds)

  Special Risks of Transactions in Futures Contracts

  Volatility and Leverage The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

  Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day`s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

  Margin deposits required on futures trading are low. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

  Liquidity The funds may elect to close some or all of their futures positions at any time prior to their expiration. The funds would do so to reduce exposure represented by long futures positions or short futures positions. The funds may close their position by taking opposite positions, which would operate to terminate the funds` position in the futures contracts. Final determinations of mark-to-market payments would then be made, additional cash would be required to be paid by or released to the funds, and the funds would realize a loss or a gain.

  Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the funds intend to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the funds would continue to be required to make daily mark-to-market and variation margin payments. However, in the event futures contracts have been used to hedge the underlying instruments, the funds would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described next, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

  Hedging Risk A decision whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market or economic events. There are several risks in connection with the use by the funds of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the funds` underlying instruments sought to be hedged.

  Successful use of futures contracts by the funds for hedging purposes is also subject to T. Rowe Price`s ability to correctly predict movements in the direction of the market. It is possible that, when the funds have sold futures to hedge their portfolios against a decline in the market, the index, indices, or instruments underlying futures might advance, and the value of the underlying instruments held in the funds` portfolios might decline. If this were to occur, the funds would lose money on the futures and also would experience a decline in value in their underlying instruments. However, while this might occur to a certain degree, T. Rowe Price believes that over time the value of the funds` portfolios will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that, if the funds were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in their portfolios) and prices instead increased, the funds would lose part or all of the benefit of increased value of those underlying instruments that it had hedged because it would have offsetting losses in their futures positions. In addition, in such situations, if the funds have insufficient cash, it might have to sell underlying instruments to meet daily mark-to-market and variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The funds might have to sell underlying instruments at a time when it would be disadvantageous to do so.

  In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets and, as a result, the futures market might attract more speculators than the securities markets. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price might not result in a successful hedging transaction over a very short time period.

  Options on Futures Contracts

  Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments, except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer`s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. Options on futures contracts are valued daily at the last sale price on its primary exchange at the time at which the net asset value per share of the funds are computed (close of New York Stock Exchange), or, in the absence of such sale, the mean of closing bid and ask prices.

  Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the funds intend to acquire. If the futures price at expiration of the option is above the exercise price, the funds will retain the full amount of the option premium, which provides a partial hedge against any increase that may have occurred in the price of the debt securities the funds intend to acquire. If the futures price when the option is exercised is below the exercise price, however, the funds will incur a loss, which may be wholly or partially offset by the decrease in the price of the securities the funds intend to acquire.

  Funds investing in municipal securities may trade in municipal bond index option futures or similar options on futures developed in the future. In addition, the funds may trade in options on futures contracts on U.S. government securities and any U.S. government securities futures index contract which might be developed.

  From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of a fund and other T. Rowe Price funds. Such aggregated orders would be allocated among the fund and the other T. Rowe Price funds in a fair and nondiscriminatory manner.

  Call and put options may be purchased or written on financial indices as an alternative to options on futures.

  Special Risks of Transactions in Options on Futures Contracts

  The risks described under "Special Risks of Transactions in Futures Contracts" are substantially the same as the risks of using options on futures. If the funds were to write an option on a futures contract, it would be required to deposit initial margin and maintain mark-to-market payments in the same manner as a regular futures contract. In addition, where the funds seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument, or contract and having the same exercise price and expiration date, their ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures, which may interfere with the timely execution of customers` orders.

  In the event no such market exists for a particular contract in which the funds maintain a position, in the case of a written option, the funds would have to wait to sell the underlying securities or futures positions until the option expires or is exercised. The funds would be required to maintain margin deposits on payments until the contract is closed. Options on futures are treated for accounting purposes in the same way as the analogous option on securities are treated.

  In addition, the correlation between movements in the price of options on futures contracts and movements in the price of the securities hedged can only be approximate. This risk is significantly increased when an option on a U.S. government securities future or an option on some type of index future is used as a proxy for hedging a portfolio consisting of other types of securities. Another risk is that if the movements in the price of options on futures contracts and the value of the call increase by more than the increase in the value of the securities held as cover, the funds may realize a loss on the call, which is not completely offset by the appreciation in the price of the securities held as cover and the premium received for writing the call.

  The successful use of options on futures contracts requires special expertise and techniques different from those involved in portfolio securities transactions. A decision whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends. During periods when municipal securities market prices are appreciating, the funds may experience poorer overall performance than if it had not entered into any options on futures contracts.

  General Considerations Transactions by the funds in options on futures will be subject to limitations established by each of the exchanges, boards of trade, or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade, or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of contracts which the funds may write or purchase may be affected by contracts written or purchased by other investment advisory clients of T. Rowe Price. An exchange, boards of trade, or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

  Additional Futures and Options Contracts

  Although the funds have no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

  Foreign Futures and Options

  Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the funds trade foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC`s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the funds for foreign futures or foreign options transactions may not be provided the same protections as funds received for transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the funds` orders are placed and the time they are liquidated, offset, or exercised.

  U.S. Treasury Intermediate and U.S. Treasury Long-Term Funds

  Limitations on Futures and Options

  The funds will not purchase a futures contract or option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the funds` net asset value. In addition, neither of the funds will enter into a futures transaction if it would be obligated to purchase or deliver amounts that would exceed 15% of the funds` total assets.

  The funds will not write a covered call option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to delivery under put options exceeds 15% of the market value of the funds` total assets.

  The funds will not write a covered put option if, as a result, the aggregate market value of all portfolio securities subject to such put options or covering call options exceeds 15% of the market value of the funds` total assets.

  The funds have no current intention of investing in options on securities. However, they reserve the right to do so in the future and could be subject to the following limitations: the funds may invest up to 15% of total assets in premiums on put options and 15% of total assets in premiums on call options. The total amount of the funds` total assets invested in futures and options will not exceed 15% of the funds` total assets.

  Foreign Currency Transactions

  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. The funds may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of their portfolios. The funds` use of such contracts would include, but not be limited to, the following:

  First, when the funds enter into a contract for the purchase or sale of a security denominated in a foreign currency, they may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the funds will be able to protect themselves against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

  Second, when T. Rowe Price believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the funds` portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the funds may hedge all or part of their foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the funds may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the funds. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for relative currency values will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, T. Rowe Price believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the funds will be served.

  Third, the funds may use forward contracts when the funds wish to hedge out of the dollar into a foreign currency in order to create a synthetic bond or money market instrument—the security would be issued in U.S. dollars but the dollar component would be transformed into a foreign currency through a forward contract.

  The funds may enter into forward contracts for any other purpose consistent with the funds` investment objectives and programs. However, the funds will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the funds` holdings of liquid, high-grade debt securities, currency available for cover of the forward contract(s), or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the funds may net offsetting positions.

  At the maturity of a forward contract, the funds may sell the portfolio security and make delivery of the foreign currency, or they may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

  If the funds retain the portfolio security and engage in an offsetting transaction, the funds will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the funds engage in an offsetting transaction, they may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the funds` entering into a forward contract for the sale of a foreign currency and the date they enter into an offsetting contract for the purchase of the foreign currency, the funds will realize a gain to the extent the price of the currency they have agreed to sell exceeds the price of the currency they have agreed to purchase. Should forward prices increase, the funds will suffer a loss to the extent the price of the currency they have agreed to purchase exceeds the price of the currency they have agreed to sell.

  The funds` dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the funds reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the funds are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by T. Rowe Price. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

  Although the funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and there are costs associated with currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the funds at one rate, while offering a lesser rate of exchange should the funds desire to resell that currency to the dealer.

  Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign Exchange Contracts

  The funds may enter into certain options, futures, forward foreign exchange contracts, and swaps, including options and futures on currencies. The entering into of such transactions can affect the timing and character of the income and gains realized by the funds and the timing and character of fund distributions.

  Such contracts which qualify as Section 1256 contracts will be considered to have been closed at the end of the funds` fiscal years and any gains or losses will be recognized for tax purposes at that time. Such gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain (taxable at a maximum rate of 15%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (ordinary income or loss for foreign exchange contracts). The funds will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distributions.

  Certain options, futures, forward foreign exchange contracts, and swaps, which offset another security in the fund, including options, futures and forward exchange contracts on currencies, which offset a foreign dollar-denominated bond or currency position, may be considered straddles for tax purposes. Generally, a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. For securities which were held for one year or less at inception of the straddle, the holding period may be deemed not to begin until the straddle is terminated. If securities comprising a straddle have been held for more than one year at inception of the straddle, losses on offsetting positions may be treated as entirely long term even if the offsetting positions have been held for less than one year. However, a fund may choose to comply with the identification requirements for offsetting positions that are components of a straddle. Losses with respect to identified positions are not deferred, rather the basis of the identified position that offset the loss position is increased.

  In order for the funds to continue to qualify for federal income tax treatment as regulated investment companies, at least 90% of their gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent to which the net gain realized from options, futures, or forward foreign exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

  Entering into certain options, futures, forward foreign exchange contracts, or swaps may result in a "constructive sale" of offsetting stocks or debt securities of the funds. In such case the funds will be required to realize gain, but not loss, on the sale of such positions as if the position were sold on that date.

  For certain options, futures, forward foreign exchange contracts, or swaps, the IRS has not issued comprehensive rules relating to the timing and character of income and gains realized on such contracts.

  Although not anticipated, it is possible that final rules could result in changes to the amounts recorded by the funds, potentially resulting in tax consequences to the funds.

  SPECIAL CONSIDERATIONS (spectrum and retirement funds)

  Prospective investors should consider that certain underlying Price funds may engage in the following:

  Foreign Currency Transactions Enter into foreign currency transactions. Since investments in foreign companies will usually involve currencies of foreign countries, and the international funds, as well as certain other underlying Price funds, will hold funds in bank deposits in foreign custodians during the completion of investment programs, the value of the assets of the underlying Price funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and these underlying Price funds may incur costs in connection with conversions between various currencies. The underlying Price funds will generally conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the prevailing rate in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. The underlying Price funds will generally not enter into a forward contract with a term of greater than one year. Although foreign currency transactions will be used primarily to protect the underlying Price funds from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

  Lending Portfolio Securities Lend portfolio securities for the purpose of realizing additional income. The underlying Price funds may lend securities to broker-dealers or institutional investors. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. Such lending could result in delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

  Futures Contracts and Options (types of potentially high-risk derivatives) Enter into interest rate, stock index, or currency futures contracts. Certain underlying Price funds may enter into such contracts (or options thereon), or a combination of such contracts, (1) as a hedge against changes in prevailing levels of interest rates, price movements, or currency exchange rates in the underlying Price funds` portfolios in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by such underlying Price funds; (2) as an efficient means of adjusting the underlying Price funds` exposure to the markets; or (3) to adjust the duration of the underlying Price funds` portfolios. Initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of each underlying Price fund`s net asset value. Certain underlying Price funds may also purchase and sell call and put options on securities, currencies, and financial and stock indices. The aggregate market value of each fund`s currencies or portfolio securities covering call or put options will not exceed 25% of the net assets. Futures contracts and options can be highly volatile and could result in reduction of underlying Price funds` total returns, and the underlying Price funds` attempt to use such investments for hedging purposes may not be successful.

  INVESTMENT RESTRICTIONS

  Fundamental policies may not be changed without the approval of the lesser of (1) 67% of the funds` shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the funds` outstanding shares. Other restrictions in the form of operating policies are subject to change by the funds` Boards without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the funds. Calculation of the funds` total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the funds` prospectuses or SAI will not include cash collateral held in connection with securities lending activities.

  Fundamental Policies

  As a matter of fundamental policy, the funds may not:

  (a)Borrowing (All funds except Spectrum Funds) Borrow money except that the funds may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the funds` investment objectives and programs, provided that the combination of (i) and (ii) shall not exceed 33xb6 /xb8 % of the value of the funds` total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The funds may borrow from banks, other Price Funds, or other persons to the extent permitted by applicable law;

  (b)Borrowing (Spectrum Funds) Borrow money, except the funds may borrow from banks or other Price Funds as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 30% of total assets valued at market. The funds will not borrow in order to increase income (leveraging), but only to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrowings will reduce net investment income;

  (a)Commodities (All funds except Spectrum Growth and Spectrum Income Funds) Purchase or sell physical commodities, except that the funds (other than the Money Funds) may enter into futures contracts and options thereon;

  (b)Commodities (Spectrum Growth and Spectrum Income Funds) Purchase or sell commodities or commodity or futures contracts;

  Equity Securities (Summit Municipal Funds) Purchase equity securities or securities convertible into equity securities;

  (a)Industry Concentration (All funds except Health Sciences, High Yield, International Bond, International Equity Index, Financial Services, New Income, Prime Reserve, Real Estate, Reserve Investment, Retirement, Short-Term Bond, Spectrum, and Summit Cash Reserves Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the funds` total assets would be invested in the securities of issuers having their principal business activities in the same industry;

  (b)Industry Concentration (Financial Services, Health Sciences, and Real Estate Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the funds` total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that (i) the Health Sciences Fund will invest more than 25% of its total assets in the health sciences industry as defined in the fund`s prospectus; (ii) the Financial Services Fund will invest more than 25% of its total assets in the financial services industry as defined in the fund`s prospectus; and (iii) the Real Estate Fund will invest more than 25% of its total assets in the real estate industry as defined in the fund`s prospectus;

  (c)Industry Concentration (High Yield Fund) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund`s total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that the fund will normally concentrate 25% or more of its assets in securities of the banking industry when the fund`s position in issues maturing in one year or less equals 35% or more of the fund`s total assets;

  (d)Industry Concentration (International Bond Fund) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund`s total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that the fund will normally concentrate 25% or more of its assets in securities of the banking industry when the fund`s position in issues maturing in one year or less equals 35% or more of the fund`s total assets;

  (e)Industry Concentration (International Equity Index Fund) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund`s total assets would be invested in the securities of issuers having their principal business activities in the same industry, except that the fund will invest more than 25% of the value of its total assets in issuers having their principal business activities in the same industry to the extent necessary to replicate the index that the fund uses as its benchmark as set forth in its prospectus;

  (f)Industry Concentration (New Income Fund) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund`s total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that the fund will invest more than 25% of its total assets, but not more than 50%, in any one of the gas utility, gas transmission utility, electric utility, telephone utility, and petroleum industries under certain circumstances, and further provided that this limitation does not apply to securities of the banking industry including, but not limited to, certificates of deposit and banker`s acceptances;

  (g)Industry Concentration (Prime Reserve, Reserve Investment, and Summit Cash Reserves Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the funds` total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that this limitation does not apply to securities of the banking industry including, but not limited to, certificates of deposit and banker`s acceptances;

  (h)Industry Concentration (Short-Term Bond Fund) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund`s total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that the fund will normally invest more than 25% of its total assets in the securities of the banking industry including, but not limited to, bank certificates of deposit and banker`s acceptances when the fund`s position in issues maturing in one year or less equals 35% or more of the fund`s total assets; provided, further, that the fund will invest more than 25% of its total assets, but not more than 50%, in any one of the gas utility, gas transmission utility, electric utility, telephone utility, and petroleum industries under certain circumstances;

  (i)Concentration (Retirement and Spectrum Funds) Concentrate in any industry except that the funds will concentrate (invest more than 25% of total assets) in the mutual fund industry;

  (a)Loans (All funds except Retirement and Spectrum Funds) Make loans, although the funds may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33xb6 /xb8 % of the value of the funds` total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;

  (b)Loans (Retirement and Spectrum Funds) Make loans, although the funds may purchase money market securities and enter into repurchase agreements;

  Margin (Spectrum Funds) Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;

  Mortgaging (Spectrum Funds) Mortgage, pledge, hypothecate, or, in any manner, transfer any security owned by the funds as security for indebtedness, except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 30% of the funds` total assets, valued at market;

  Percent Limit on Assets Invested in Any One Issuer (All funds except Emerging Europe & Mediterranean, Institutional Large-Cap Growth, Latin America, New Asia, and State Tax-Free Funds not including California Funds) Purchase a security if, as a result, with respect to 75% of the value of the funds` total assets, more than 5% of the value of the funds` total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities;

  Percent Limit on Share Ownership of Any One Issuer (All funds except Emerging Europe & Mediterranean, Institutional Large-Cap Growth, Latin America, New Asia, and State Tax-Free Funds not including California Funds) Purchase a security if, as a result, with respect to 75% of the value of the funds` total assets, more than 10% of the outstanding voting securities of any issuer would be held by the funds (other than obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities);

  (a)Real Estate (All funds except Retirement and Spectrum Funds) Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

  (b)Real Estate (Retirement and Spectrum Funds) Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (although the funds may purchase money market securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

  (a)Senior Securities (All funds except Spectrum Funds) Issue senior securities except in compliance with the 1940 Act;

  (b)Senior Securities (Spectrum Funds) Issue senior securities;

  Short Sales (Spectrum Funds) Effect short sales of securities;

  Taxable Securities (State Tax-Free and Tax-Free Funds) During periods of normal market conditions, purchase any security if, as a result, less than 80% of the funds` income would be exempt from federal and, if applicable, any state, city, or local income tax. Normally, the funds will not purchase a security if, as a result, more than 20% of the funds` income would be subject to the AMT; or

  Underwriting Underwrite securities issued by other persons, except to the extent that the funds may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing their investment programs.

  NOTES

  The following Notes should be read in connection with the above-described fundamental policies. The Notes are not fundamental policies.

  Money funds With respect to investment restriction (1), the funds have no current intention of engaging in any borrowing transactions.

  All funds except Retirement and Spectrum Funds With respect to investment restriction (2), the funds do not consider currency contracts or hybrid investments to be commodities.

  All funds except Retirement and Spectrum Funds For purposes of investment restriction (4):

  U.S., state, or local governments, or related agencies or instrumentalities, are not considered an industry.

  Industries are determined by reference to the classifications of industries and sub-industries set forth in the Morgan Stanley Capital International/Standard & Poor`s Global Industry Classification Standard for the International Equity Funds, equity securities of the Tax-Efficient Funds, International Bond Funds, and Equity Funds except Developing Technologies, Global Technology, Media & Telecommunications, New Era, and Science & Technology Funds. For Developing Technologies, Global Technology, Media & Telecommunications, New Era, and Science & Technology Funds as well as all other funds not referred to above, industries are determined by reference to industry classifications set forth in their semiannual and annual reports.

  It is the position of the staff of the SEC that foreign governments are industries for purposes of this restriction. For as long as this staff position is in effect, the International Bond Funds will not invest more than 25% of total assets in the securities of any single foreign governmental issuer. For purposes of this restriction, governmental entities are considered separate issuers.

  The High Yield, New Income, and Short-Term Bond Funds have no current intention of concentrating their investments.

  All funds except Summit Income and U.S. Bond Index Funds For purposes of investment restriction (5), the funds will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

  All funds except Spectrum Funds For purposes of investment restrictions (8) and (9), the funds will treat bonds which are refunded with escrowed U.S. government securities as U.S. government securities.

  Taxable Bond and Money Funds For purposes of investment restrictions (8) and (9), the funds will consider a repurchase agreement fully collateralized with U.S. government securities to be U.S. government securities.

  With respect to investment restriction (11), under the 1940 Act, an open-end investment company can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the company must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.

  For purposes of investment restriction (13), the funds measure the amount of their income from taxable securities, including AMT securities, over the course of the funds` taxable year.

  Operating Policies

  As a matter of operating policy, the funds may not:

  Borrowing Purchase additional securities when money borrowed exceeds 5% of total assets;

  Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;

  (a)Equity Securities (All Taxable Bond Funds, except High Yield, Institutional Core Plus, Institutional High Yield, and New Income Funds) Purchase any equity security or security convertible into an equity security except as set forth in its prospectus and operating policy on investment companies;

  (b)Equity Securities (State Tax-Free and Tax-Free Funds) Purchase any equity security or security convertible into an equity security, provided that the funds (other than the Money Funds) may invest up to 10% of total assets in equity securities, which pay tax-exempt dividends and which are otherwise consistent with the funds` investment objectives and, further provided, that Money Funds may invest up to 10% of total assets in equity securities of other tax-free open-end money market funds;

  Forward Currency Contracts (Retirement and Spectrum Funds) Purchase forward currency contracts, although the funds reserve the right to do so in the future;

  (a)Futures Contracts (All funds except Retirement and Spectrum Funds) Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the funds` net asset value;

  (b)Futures (Retirement and Spectrum International Funds) Purchase futures, although the funds reserve the right to do so in the future;

  (c)Futures (Spectrum Growth and Spectrum Income Funds) Invest in futures;

  Illiquid Securities Purchase illiquid securities if, as a result, more than 15% (10% for Spectrum and Money Funds) of net assets would be invested in such securities;

  Investment Companies (All funds except Retirement and Spectrum Funds) Purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act and as set forth in a fund`s prospectus; (ii) securities of the Reserve Investment Funds; (iii) securities of the Institutional High Yield Fund; (iv) in the case of the Money Funds, only securities of other money market funds; (v) in the case of the State Tax-Free and Tax-Free Funds, only securities of other tax-free money market funds;

  Margin (All funds except Spectrum Funds) Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) they may make margin deposits in connection with futures contracts or other permissible investments;

  Mortgaging (All funds except Spectrum Funds) Mortgage, pledge, hypothecate, or, in any manner, transfer any security owned by the funds as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments, and then such mortgaging, pledging, or hypothecating may not exceed 33xb6 /xb8 % of the funds` total assets at the time of borrowing or investment;

  Oil and Gas Programs Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the funds would be invested in such programs;

  (a)Options, etc. (All funds except Retirement and Spectrum Funds) Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the funds` prospectuses and this SAI;

  (b)Options (Retirement Funds) Invest in options although the funds reserve the right to do so in the future;

  (c)Options (Spectrum Funds) Invest in options;

  (a)Short Sales (All funds except High Yield and Institutional High Yield Funds) Effect short sales of securities;

  (b)Short Sales (High Yield and Institutional High Yield Funds) Effect short sales of securities, other than as set forth in the funds` prospectuses and this SAI; and

  Warrants Invest in warrants if, as a result, more than 10% of the value of the fund`s net assets would be invested in warrants, provided that, the Money, Retirement, Spectrum, State Tax-Free, Tax Free, and Summit Municipal Funds will not invest in warrants.

  NOTES

  The following Notes should be read in connection with the above-described operating policies. The Notes are not operating policies.

  If a fund is subject to an 80% name test as set forth in its prospectus, it will be based on the fund`s net assets plus any borrowings for investment purposes.

  Blue Chip Growth, Capital Opportunity, Developing Technologies, Diversified Small-Cap Growth, Financial Services, Global Technology, Health Sciences, High Yield, Institutional High Yield, Media & Telecommunications, Mid-Cap Value, Personal Strategy, Real Estate, Summit Income, Summit Municipal, U.S. Bond Index, and Value Funds

  Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the funds may invest all of their assets in a single investment company or a series thereof in connection with a "master-feeder" arrangement. Such an investment would be made where the funds (a "Feeder"), and one or more other funds with the same investment objective and program as the funds, sought to accomplish their investment objectives and programs by investing all of their assets in the shares of another investment company (the "Master"). The Master would, in turn, have the same investment objective and program as the funds. The funds would invest in this manner in an effort to achieve the economies of scale associated with having a Master fund make investments in portfolio companies on behalf of a number of Feeder funds.

  International Funds

  In addition to the restrictions described above, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes, these funds may be known as Passive Foreign Investment Companies. The funds are subject to certain percentage limitations under the 1940 Act relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of the fund`s total assets may be invested in such securities.

  Retirement and Spectrum Funds

  There is no limit on the amount the funds may own of the total outstanding voting securities of registered investment companies which are members of the Price Funds. The funds, in accordance with their prospectuses, may invest more than 5% of their total assets in any one or more of the Price Funds. The funds may invest more than 10% of their total assets, collectively, in registered investment companies which are members of the Price Funds.

  CUSTODIAN

  State Street Bank and Trust Company is the custodian for the funds` U.S. securities and cash, but it does not participate in the funds` investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation, or any central depository system allowed by federal law. In addition, funds investing in municipal securities are authorized to maintain certain of their securities, in particular, variable rate demand notes, in uncertificated form, in the proprietary deposit systems of various dealers in municipal securities. State Street Bank`s main office is at 225 Franklin Street, Boston, Massachusetts 02110. State Street Bank maintains shares of the Retirement and Spectrum Funds in the book entry system of the funds` transfer agent, T. Rowe Price Services, Inc.

  All funds that can invest in foreign securities have entered into a Custodian Agreement with JPMorgan Chase Bank, London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan Chase Bank and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the 1940 Act. The address for JPMorgan Chase Bank, London is Woolgate House, Coleman Street, London, EC2P 2HD, England.

  CODE OF ETHICS

  The funds, their investment adviser (T. Rowe Price International for international funds and T. Rowe Price for all other funds), and their principal underwriter (T. Rowe Price Investment Services) have a written Code of Ethics which requires persons with access to investment information ("Access Persons") to obtain prior clearance before engaging in personal securities transactions. Transactions must be executed within three business days of their clearance. In addition, all Access Persons must report their personal securities transactions within 10 days after the end of the calendar quarter. Aside from certain limited transactions involving securities in certain issuers with high trading volumes, Access Persons are typically not permitted to effect transactions in a security if: there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; a change has occurred in T. Rowe Price`s rating of the security within seven calendar days prior to the date of the proposed transaction; or the security is subject to internal trading restrictions. In addition, Access Persons are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any person becoming an Access Person must file a statement of personal securities holdings within 10 days of this date. All Access Persons are required to file an annual statement with respect to their personal securities holdings. Any material violation of the Code of Ethics is reported to the Boards of the funds. The Boards also review the administration of the Code of Ethics on an annual basis.

  disclosure of fund Portfolio information

  The fund`s portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders as well as Form N-Q which is filed with the SEC within 60 days of a fund`s first and third fiscal quarter-end. In addition, the fund`s Boards have adopted policies and procedures with respect to the disclosure of the funds` portfolio securities and the disclosure of portfolio commentary and statistical information about the funds` portfolios and their securities. The policy on the general manner in which the funds` portfolio securities are disclosed is set forth in the funds` prospectuses. This statement of additional information sets forth details of that policy as well as the funds` policy on disclosing information about the funds` portfolios. The extent of these disclosures and when they will be made is reviewed and approved by the equity, fixed income and/or international steering committees of the funds` investment advisers. The steering committees have oversight responsibilities for managing the T. Rowe Price funds. Each steering committee is comprised of senior investment management personnel of T. Rowe Price or T. Rowe Price International, as applicable. Each committee as a whole determines the funds` policy on the disclosure of portfolio holdings and related information. The funds` Boards believe these policies are in the best interests of the fund and that they strike an appropriate balance between the desire of some persons for information about the funds` portfolios and the need to protect the funds from potentially harmful disclosures.

  From time to time, officers of the funds, the funds` investment adviser or the funds` distributor (collectively "T. Rowe Price") may express their views orally or in writing on one or more of the funds` portfolio securities or may state that the funds have recently purchased or sold one or more securities. Such views and statements may be made to members of the press, shareholders in the funds, persons considering investing in the funds or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations such as Lipper, Inc. and Morningstar, Inc. The nature and content of the views and statements provided to each of these persons may differ. The securities subject to these views and statements may be ones that were purchased or sold since the funds` most recent quarter-end and therefore may not be reflected on the list of the funds` most recent quarter-end portfolio holdings disclosed on the website.

  Additionally, T. Rowe Price may provide oral or written information ("portfolio commentary") about the funds, including, but not limited to, how the funds` investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to fund performance. T. Rowe Price may also provide oral or written information ("statistical information") about various financial characteristics of the funds or their underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics. This portfolio commentary and statistical information about the funds may be based on the funds` most recent quarter-end portfolio or on some other interim period such as month-end. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the funds, persons considering investing in the funds or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations and the content and nature of the information provided to each of these persons may differ.

  None of the persons described above will receive any of the information described above if, in the sole judgment of T. Rowe Price, the information could be used in a manner that would be harmful to the funds. The T. Rowe Price Code of Ethics contains a provision to this effect.

  T. Rowe Price also discloses portfolio holdings in connection with the day-to-day operations and management of the funds. Full portfolio holdings are disclosed to the funds` custodians and auditors. Portfolio holdings are disclosed to the funds` pricing service vendors and other persons who provide systems or software support in connection with fund operations, including accounting, compliance support and pricing. Portfolio holdings may also be disclosed to persons assisting the funds in the voting of proxies. In connection with managing the funds, the funds` investment advisers may use analytical systems provided by third parties who may have access to the funds` portfolio holdings. In all of these situations, the funds or T. Rowe Price have entered into an agreement with the outside party under which the party undertakes to maintain the funds` portfolio holdings on a confidential basis and to refrain from trading on the basis of the information. T. Rowe Price relies on these non-disclosure agreements in determining that such disclosures are not harmful to the funds. The names of these persons and the services they provide are set forth below under "Fund Service Providers."

  Additionally, when purchasing and selling its securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities as well as in connection with litigation involving the funds` portfolio securities, the funds may disclose one or more of its securities. The funds have not entered into formal non-disclosure agreements in connection with these situations, however, the funds would not continue to conduct business with a person who T. Rowe Price believed was misusing the disclosed information.

  Fund Service Providers

Service Provider	Service
PricewaterhouseCoopers LLP	Independent Registered Public Accounting Firm
JP Morgan Chase, London	Custodian
State Street Bank	Custodian
Charles River	Systems Vendor
Citigroup	Systems Vendor
COR	Systems Vendor
DSTI	Systems Vendor
GCom	Systems Vendor
Institutional Shareholder Services	Systems Vendor
Interactive Data	Systems Vendor
Investor Tools, Inc.	Systems Vendor
Lehman Brothers	Systems Vendor
Merant	Systems Vendor
Merrin Macgregor	Systems Vendor
Mosiki	Systems Vendor
Perot Systems	Systems Vendor
REMO	Systems Vendor
SmartStream Technologies	Systems Vendor
Vision	Systems Vendor
Wilshire	Systems Vendor
FT Interactive Data	Pricing Vendor
JP Morgan	Pricing Vendor
Reuters Fixed Income	Pricing Vendor
S&P/JJ Kenny	Pricing Vendor

  PRICING OF SECURITIES

  Blended, Equity, Index Bond, Index Equity, International Bond, International Equity, State Tax-Free Bond, Taxable Bond, and Tax-Free Bond Funds

  Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and ask prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities.

  Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued using prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

  Blended, Equity, Index Equity, and International Equity Funds

  Debt securities with original maturities less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

  Index Bond, International Bond, and Taxable Bond Funds

  Debt securities with original maturities less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

  State Tax-Free Bond and Tax-Free Bond Funds

  Debt securities with original maturities less than one year are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

  State Tax-Free Money, Taxable Money, and Tax-Free Money Funds

  Securities are valued at amortized cost.

  Fund-of-Funds

  The underlying Price funds held by each fund are valued at their closing net asset value per share on the day of valuation.

  Equity, International Bond, International Equity, and Spectrum International Funds

  Trading in the portfolio securities of the funds, or underlying Price funds in the case of Spectrum International Fund, may take place in various foreign markets on certain days (such as Saturday) when the funds or underlying Price funds are not open for business and do not calculate their net asset value. As a result, net asset values may be significantly affected by trading on days when shareholders cannot make transactions. In addition, trading in the Price funds` or underlying funds` portfolio securities may not occur on days when the funds are open.

  The Japan Fund, one of the underlying Price funds in which the Spectrum International Fund can invest, is not open on certain days when the Spectrum International Fund is open. On such days, securities of the Japan Fund held by the Spectrum International Fund are valued in accordance with procedures adopted by the Board. These procedures call for the Spectrum International Fund to direct that the net asset value for the Japan Fund be calculated in the same manner and using the same system of procedures and controls as are used in the normal daily calculation of the Japan Fund`s net asset value, except that securities are valued at the most recent yen-denominated closing prices in the Japanese market (which may be one or more days previous to the valuation date of the Spectrum International Fund).

  All Price Funds Except Fund-of-Funds, State Tax-Free Money, Taxable Money, and Tax-Free Money Funds

  Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Purchased and written options are valued at the mean of the closing bid and ask prices. Options on futures contracts are valued at the last sale price. Financial futures contracts are valued at closing settlement prices. Swap agreements are valued using prices furnished by dealers who make markets in such securities.

  Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions.

  All Price Funds

  Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the funds` Boards.

  NET ASSET VALUE PER SHARE

  The purchase and redemption price of the funds` shares is equal to the funds` net asset value per share or share price. The funds determine their net asset value per share by subtracting their liabilities (including accrued expenses and dividends payable) from their total assets (the market value of the securities the funds hold plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the funds, other than the Japan Fund, is calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The net asset value per share of the Japan Fund is calculated as of the close of trading on the NYSE each day the NYSE and the Tokyo Stock Exchange ("TSE") are both open. The NYSE is closed on the following days: New Year`s Day, Dr. Martin Luther King, Jr. Holiday, Presidents` Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The TSE is scheduled to be closed on the following weekdays in 2005: January 3 and 10; February 11; March 21; April 29; May 3, 4, and 5; July 18; September 19 and 23; October 10; November 3 and 23; December 23 as well as the following weekdays in 2006: January 2, 3, and 9; February 11; March 21; April 29; May 3, 4, and 5; July 17; September 19 and 23; October 9; November 3 and 23; December 23. If the TSE closes on dates not listed, the Japan Fund will not be priced on those dates.

  Determination of net asset value (and the offering, sale, redemption, and repurchase of shares) for the funds may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, or in the case of the Japan Fund, either the NYSE or TSE is closed, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the funds of securities owned by them are not reasonably practicable or it is not reasonably practicable for the funds fairly to determine the value of their net assets, or (d) during which a governmental body having jurisdiction over the funds may by order permit such a suspension for the protection of the funds` shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.

  Maintenance of Money Funds` Net Asset Value per Share at $1.00

  It is the policy of the funds to attempt to maintain a net asset value of $1.00 per share by using the amortized cost method of valuation permitted by Rule 2a-7 under the 1940 Act. Under this method, securities are valued by reference to the funds` acquisition costs as adjusted for amortization of premium or accumulation of discount, rather than by reference to their market value. Under Rule 2a-7:

  (a)The Boards must establish written procedures reasonably designed, taking into account current market conditions and the funds` investment objectives, to stabilize the funds` net asset value per share, as computed for the purpose of distribution, redemption, and repurchase, at a single value;

  (b)The funds must (i) maintain a dollarweighted average portfolio maturity appropriate to their objective of maintaining a stable price per share, (ii) not purchase any instrument with a remaining maturity greater than 397 days, and (iii) maintain a dollarweighted average portfolio maturity of 90 days or less;

  (c)The funds must limit their purchase of portfolio instruments, including repurchase agreements, to those U.S. dollar-denominated instruments which the funds` Boards determine present minimal credit risks and which are eligible securities as defined by Rule 2a-7; and

  (d)The Boards must determine that (i) it is in the best interest of the funds and the shareholders to maintain a stable net asset value per share under the amortized cost method; and (ii) the funds will continue to use the amortized cost method only so long as the Boards believe that it fairly reflects the market-based net asset value per share.

  Although the funds believe that they will be able to maintain their net asset value at $1.00 per share under most conditions, there can be no absolute assurance that they will be able to do so on a continuous basis. If the funds` net asset value per share declined, or was expected to decline, below $1.00 (rounded to the nearest one cent), the Boards of the funds might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in an investor receiving no dividend for the period during which he holds his shares and in his receiving, upon redemption, a price per share lower than that which he paid. On the other hand, if the funds` net asset value per share were to increase, or were anticipated to increase, above $1.00 (rounded to the nearest one cent), the Boards of the funds might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

  Prime Reserve and Reserve Investment Funds

  Prime Money Market Securities Defined

  Prime money market securities are those which are described as First Tier Securities under Rule 2a-7 of the 1940 Act. These include any security with a remaining maturity of 397 days or less that is rated (or that has been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class that is comparable in priority and security with the security) by any two nationally recognized statistical rating organizations (NRSROs) (or if only one NRSRO has issued a rating, that NRSRO) in the highest rating category for short-term debt obligations (within which there may be sub-categories). First Tier Securities also include unrated securities comparable in quality to rated securities, as determined by T. Rowe Price under the supervision of the funds` Boards.

  DIVIDENDS AND DISTRIBUTIONS

  Unless you elect otherwise, capital gain distributions, final quarterly dividends and annual dividends, if any, will be reinvested on the reinvestment date using the net asset values per share on that date. The reinvestment date normally precedes the payment date by one day, although the exact timing is subject to change and can be as great as 10 days.

  TAX STATUS

  The funds intend to qualify as "regulated investment companies" under Subchapter M of the Code.

  In order to be subject to the special tax benefits applicable to regulated investment companies, the funds will be required to distribute the sum of 90% of their investment company taxable income and 90% of their net tax-exempt income each year. In order to avoid federal income tax, the funds must distribute all of their investment company taxable income and realized long-term capital gains for each fiscal year within 12 months after the end of the fiscal year. To avoid federal excise tax, the funds must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) and distribute such amounts prior to February 1 of the following calendar year. Shareholders are required to include such distributions in their income tax calculations whether dividends and capital gain distributions are paid in cash or in additional shares.

  For individual shareholders, a portion of the funds` ordinary dividends they received representing "qualified dividends" they received may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. Qualified dividends are certain dividends received from domestic and qualified foreign corporations. They exclude dividends representing payments in lieu of dividends related to loaned securities, dividends received on certain hedged positions, and dividends on stock the funds have not held more than 60 days during the 121-day period beginning 60 days before the stock became ex-dividend (90 and 181 days for certain preferred stock). Individual shareholders can only apply the lower rate to the qualified portion of the funds` dividends if they have held the shares in the funds on which the dividends were paid for this same holding period surrounding the ex-dividend date of the funds` dividends. Little, if any, of the ordinary dividends from the Tax-Free, Taxable Bond, and Taxable Money Funds is expected to qualify for this lower rate.

  For corporate shareholders, a portion of the funds` ordinary dividends may be eligible for the 70% deduction for dividends received by corporations to the extent the funds` income consists of dividends paid by U.S. corporations. This deduction does not include dividends representing payments in lieu of dividends related to loaned securities, dividends received on certain hedged positions and dividends on securities the funds have not held more than 45 days during the 90-day period beginning 45 days before the stock became ex-dividend (90 and 180 days for certain preferred stock). Little, if any, of the ordinary dividends from the Tax-Free, International (except Global Stock Fund), Taxable Bond, and Taxable Money Funds are expected to qualify for this deduction. Long-term capital gain distributions paid by the funds are not eligible for the dividends-received deduction.

  At the time of your purchase of shares (except in Money Funds), the funds` net asset value may reflect undistributed income, capital gains, or net unrealized appreciation of securities held by the funds. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as either dividend or capital gain distributions. The funds may be able to reduce the amount of such distributions by utilizing their capital loss carry-overs, if any. For federal income tax purposes, the funds are permitted to carry forward their net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

  If, in any taxable year, a fund does not qualify as a regulated investment company under the Code: (1) the fund would be taxed at the normal corporate rates on the entire amount of their taxable income, if any, without a deduction for dividends or other distributions to shareholders; (2) the fund`s distributions, to the extent made out of the fund`s current or accumulated earnings and profits, would be taxable to shareholders as ordinary dividends regardless of whether they would otherwise have been considered capital gain dividends; (3) the fund may qualify for the 70% deduction for dividends received by corporations; and (4) foreign tax credits would not "pass through" to shareholders. However, for the Spectrum International Fund, the dividends will not be eligible for the 70% deduction for dividends received by corporations, if, as expected, none of the fund`s income consists of dividends paid by U.S. corporations.

  Taxation of Foreign Shareholders

  The Code provides that dividends from ordinary income (which for this purpose, are deemed to include net short-term capital gains and each shareholder`s pro-rata share of foreign taxes paid by the funds—see discussion of "pass through" of the foreign tax credit to U.S. shareholders) will be subject to U.S. tax. For shareholders who are not engaged in a business in the United States, this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. The fund may designate a portion of its ordinary dividends as an "interest related dividend" or short-term capital gain dividend. For such portion, the fund would generally not be required to withhold the 30% tax applicable to foreign shareholders. However, there can be no assurance that the fund will elect to pass through the character of such dividends.

  Distributions to foreign shareholders of net long-term capital gains realized by the funds may be subject to U.S. tax if the foreign shareholder is engaged in a U.S. business and the gains are connected with that business, or the shareholder is a nonresident alien individual who was physically present in the United States during the tax year for more than 182 days. In addition, a fund which is predominantly owned by U.S. persons would be required to withhold 30% of the "foreign ownership percentage" of capital gain distributions to foreign shareholders, to the extent attributable to gains from the sale or exchange by the fund of a U.S. real property interest. Funds owning U.S. real property interests and not predominantly owned by U.S. persons may be required to withhold 35% of capital gain distributions to foreign shareholders and if the fund qualifies as a U.S. real property interest, 10% of the proceeds on the sale of its shares by a foreign shareholder.

  Retirement and Spectrum Funds

  Distributions by the underlying Price funds, redemptions of shares in the underlying Price funds, and changes in asset allocations may result in taxable ordinary income or capital gains. In addition, the funds will generally not be able to currently offset gains realized by one underlying Price fund in which the funds invest against losses realized by another underlying Price fund. These factors could affect the amount, timing, and character of distributions to shareholders. Under current law, it is anticipated that the automatic conversion of a portfolio into the Retirement Income Fund will not be a taxable event.

  State Tax-Free and Tax-Free Funds

  The funds anticipate that substantially all of the dividends to be paid by each fund will be exempt from federal income taxes. If any portion of the funds` dividends is not exempt from federal income taxes, you will receive a Form 1099-DIV stating the taxable portion. The funds will also advise you of the percentage of your dividends, if any, which should be included in the computation of the alternative minimum tax. Social Security recipients who receive income dividends from tax-free funds may have to pay taxes on a portion of their Social Security benefits.

  Because the income dividends of the funds are expected to be derived from tax-exempt interest on municipal securities, any interest on money you borrow that is directly or indirectly used to purchase fund shares is not deductible. Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of these funds. The income from such bonds may not be tax-exempt for such substantial users.

  Florida Intermediate Tax-Free Fund

  Although Florida does not have a state income tax, it does impose an intangibles property tax that applies to shares of mutual funds. However, a fund that is organized as a business trust and invested at least 90% in Florida municipal obligations, U.S. government obligations, and certain other designated securities on January 1 is exempt from the intangibles tax. If a fund`s portfolio is less than 90% invested in these exempt securities on January 1, the exemption applies only to the portion of assets (if any) invested in U.S. government obligations.

  The fund is organized as a business trust and will make every effort to have at least 90% of its portfolio invested in exempt securities on January 1 and, therefore, expects that the entire value of all fund shares will be exempt from the intangibles tax. Nevertheless, the exemption is not guaranteed, since the fund has the right under certain conditions to invest in nonexempt securities.

  Equity, International Bond, International Equity, Personal Strategy, Taxable Bond, and Taxable Money Funds

  Income received by the funds from sources within various foreign countries may be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the value of the funds` total assets at the close of the taxable year comprises securities issued by foreign corporations or governments, the funds may file an election to "pass through" to the funds` shareholders any foreign income taxes paid by the funds. There can be no assurance that the funds will be able to do so. Pursuant to this election, shareholders will be required to: (1) include in gross income, even though not actually received, their pro-rata share of foreign taxes paid by the funds; (2) treat their pro-rata share of foreign taxes paid by them; and (3) either deduct their pro-rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes subject to certain limitations (but not both). A deduction for foreign taxes may only be claimed by a shareholder who does not itemizes deductions.

  Foreign Currency Gains and Losses

  Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the funds will be increased. If the result is a loss, the income dividend paid by the funds will be decreased, or, to the extent such dividend has already been paid, it may be classified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the funds` taxable year.

  Passive Foreign Investment Companies

  The funds may purchase the securities of certain foreign investment funds or trusts, called "passive foreign investment companies," for U.S. tax purposes. Such foreign investment funds or trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the funds` expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such foreign investment funds or trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the funds held the investment. In addition, the funds may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

  To avoid such tax and interest, the funds intend to treat these securities as sold on the last day of their fiscal years and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The funds will be required to distribute any resulting income, even though they have not sold the security and received cash to pay such distributions.

  CAPITAL STOCK (Maryland corporations)

  All funds except Capital Appreciation, Equity Income, GNMA, New America Growth, and State Tax-Free Funds

  All of the funds, other than those listed immediately above, are organized as Maryland corporations or series thereof. The funds` Charters authorize the Boards to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series; each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions as shall be determined by the Boards subject to the 1940 Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions, or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Boards may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the funds have authorized to issue without shareholder approval.

  Except to the extent that the funds` Boards might provide that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The directors have provided that as to any matter with respect to which a separate vote of any class is required by the 1940 Act, such requirement as to a separate vote by that class shall apply in lieu of any voting requirements established by the Maryland General Corporation Law. Otherwise, holders of each class of capital stock are not entitled to vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

  Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders` meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the funds, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the By-Laws of the Corporations, a special meeting of shareholders of the Corporations shall be called by the secretary of the Corporations on the written request of shareholders entitled to cast (a) in the case of a meeting for the purpose of removing a director, at least ten (10) percent and (b) in the case of a meeting for any other purpose, at least 25 percent, in each case of all the votes entitled to be cast at such meeting, provided that any such request shall state the purpose or purposes of the meeting and the matters proposed to be acted on. Shareholders requesting such a meeting must pay to the Corporations the reasonably estimated costs of preparing and mailing the notice of the meeting. The Corporations, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Corporations to the extent required by Section 16(c) of the 1940 Act.

  The series (and classes) set forth below have been established by the Boards under the Articles of Incorporation of the indicated Corporations. Each represents a separate pool of assets of the Corporations` shares and has different objectives and investment policies. The Articles of Incorporation also provide that the Boards may issue additional series of shares. Each share of each fund represents an equal proportionate share in that fund with each other share and is entitled to such dividends and distributions of income belonging to that fund as are declared by the directors. In the event of the liquidation of a fund, each share is entitled to a pro-rata share of the net assets of that fund. Classes represent separate shares in the funds but share the same portfolios as the indicated funds. Each fund is registered with the SEC under the 1940 Act as an open-end investment company, commonly known as a "mutual fund."
Maryland Corporations
T. Rowe Price Balanced Fund, Inc.
T. Rowe Price Blue Chip Growth Fund, Inc. T. Rowe Price Blue Chip Growth Fund—Advisor Class T. Rowe Price Blue Chip Growth Fund—R Class
T. Rowe Price Capital Opportunity Fund, Inc. T. Rowe Price Capital Opportunity Fund—Advisor Class T. Rowe Price Capital Opportunity Fund—R Class
T. Rowe Price Corporate Income Fund, Inc.
T. Rowe Price Developing Technologies Fund, Inc.
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.
T. Rowe Price Dividend Growth Fund, Inc.
T. Rowe Price Financial Services Fund, Inc.
T. Rowe Price Global Technology Fund, Inc.
T. Rowe Price Growth & Income Fund, Inc.
T. Rowe Price Growth Stock Fund, Inc. T. Rowe Price Growth Stock Fund—Advisor Class T. Rowe Price Growth Stock Fund—R Class
T. Rowe Price Health Sciences Fund, Inc.
T. Rowe Price High Yield Fund, Inc. T. Rowe Price High Yield Fund—Advisor Class
T. Rowe Price Index Trust, Inc. T. Rowe Price Equity Index 500 Fund T. Rowe Price Extended Equity Market Index Fund T. Rowe Price Total Equity Market Index Fund
T. Rowe Price Inflation Protected Bond Fund, Inc.
  T. Rowe Price Institutional Equity Funds, Inc.
   T. Rowe Price Institutional Large-Cap Core Growth Fund
   T. Rowe Price Institutional Large-Cap Growth Fund
   T. Rowe Price Institutional Large-Cap Value Fund
   T. Rowe Price Institutional Mid-Cap Equity Growth Fund
   T. Rowe Price Institutional Small-Cap Stock Fund

T. Rowe Price Institutional Income Funds, Inc. T. Rowe Price Institutional Core Plus Fund T. Rowe Price Institutional High Yield Fund
T. Rowe Price Institutional International Funds, Inc. T. Rowe Price Institutional Emerging Markets Equity Fund T. Rowe Price Institutional Foreign Equity Fund
  T. Rowe Price International Funds, Inc.
   T. Rowe Price Emerging Europe & Mediterranean Fund
   T. Rowe Price Emerging Markets Bond Fund
   T. Rowe Price Emerging Markets Stock Fund
   T. Rowe Price European Stock Fund
   T. Rowe Price Global Stock Fund
   T. Rowe Price International Bond Fund
   T. Rowe Price International Bond Fund—Advisor Class
   T. Rowe Price International Discovery Fund
   T. Rowe Price International Growth & Income Fund
   T. Rowe Price International Growth & Income Fund—Advisor Class
   T. Rowe Price International Growth & Income Fund—R Class
   T. Rowe Price International Stock Fund
   T. Rowe Price International Stock Fund—Advisor Class
   T. Rowe Price International Stock Fund—R Class
   T. Rowe Price Japan Fund
   T. Rowe Price Latin America Fund
   T. Rowe Price New Asia Fund

T. Rowe Price International Index Fund, Inc. T. Rowe Price International Equity Index Fund
T. Rowe Price Media & Telecommunications Fund, Inc.
T. Rowe Price Mid-Cap Growth Fund, Inc. T. Rowe Price Mid-Cap Growth Fund—Advisor Class T. Rowe Price Mid-Cap Growth Fund—R Class
T. Rowe Price Mid-Cap Value Fund, Inc. T. Rowe Price Mid-Cap Value Fund—Advisor Class T. Rowe Price Mid-Cap Value Fund—R Class
T. Rowe Price New Era Fund, Inc.
T. Rowe Price New Horizons Fund, Inc.
T. Rowe Price New Income Fund, Inc. T. Rowe Price New Income Fund—Advisor Class T. Rowe Price New Income Fund—R Class
T. Rowe Price Personal Strategy Funds, Inc. T. Rowe Price Personal Strategy Balanced Fund T. Rowe Price Personal Strategy Growth Fund T. Rowe Price Personal Strategy Income Fund
T. Rowe Price Prime Reserve Fund, Inc.
T. Rowe Price Real Estate Fund, Inc. T. Rowe Price Real Estate Fund—Advisor Class
T. Rowe Price Reserve Investment Funds, Inc. T. Rowe Price Reserve Investment Fund T. Rowe Price Government Reserve Investment Fund
  T. Rowe Price Retirement Funds, Inc.
   T. Rowe Price Retirement 2005 Fund
   T. Rowe Price Retirement 2010 Fund
   T. Rowe Price Retirement 2010 Fund—Advisor Class
   T. Rowe Price Retirement 2010 Fund—R Class
   T. Rowe Price Retirement 2015 Fund
   T. Rowe Price Retirement 2020 Fund
   T. Rowe Price Retirement 2020 Fund—Advisor Class
   T. Rowe Price Retirement 2020 Fund—R Class
   T. Rowe Price Retirement 2025 Fund
   T. Rowe Price Retirement 2030 Fund
   T. Rowe Price Retirement 2030 Fund—Advisor Class
   T. Rowe Price Retirement 2030 Fund—R Class
   T. Rowe Price Retirement 2035 Fund
   T. Rowe Price Retirement 2040 Fund
   T. Rowe Price Retirement 2040 Fund—Advisor Class
   T. Rowe Price Retirement 2040 Fund—R Class
   T. Rowe Price Retirement Income Fund
   T. Rowe Price Retirement Income Fund—Advisor Class
   T. Rowe Price Retirement Income Fund—R Class

T. Rowe Price Science & Technology Fund, Inc. T. Rowe Price Science & Technology Fund—Advisor Class
T. Rowe Price Short-Term Bond Fund, Inc. T. Rowe Price Short-Term Bond Fund—Advisor Class
T. Rowe Price Small-Cap Stock Fund, Inc. T. Rowe Price Small-Cap Stock Fund—Advisor Class
T. Rowe Price Small-Cap Value Fund, Inc. T. Rowe Price Small-Cap Value Fund—Advisor Class
T. Rowe Price Spectrum Fund, Inc. Spectrum Growth Fund Spectrum Income Fund Spectrum International Fund
T. Rowe Price Summit Funds, Inc. T. Rowe Price Summit Cash Reserves Fund T. Rowe Price Summit GNMA Fund
T. Rowe Price Summit Municipal Funds, Inc. T. Rowe Price Summit Municipal Money Market Fund T. Rowe Price Summit Municipal Intermediate Fund T. Rowe Price Summit Municipal Income Fund
T. Rowe Price Tax-Efficient Funds, Inc. T. Rowe Price Tax-Efficient Balanced Fund T. Rowe Price Tax-Efficient Growth Fund T. Rowe Price Tax-Efficient Multi-Cap Growth Fund
T. Rowe Price Tax-Exempt Money Fund, Inc.
T. Rowe Price Tax-Free High Yield Fund, Inc.
T. Rowe Price Tax-Free Income Fund, Inc. T. Rowe Price Tax-Free Income Fund—Advisor Class
T. Rowe Price Tax-Free Intermediate Bond Fund, Inc.
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.
T. Rowe Price U.S. Bond Index Fund, Inc.
T. Rowe Price U.S. Treasury Funds, Inc. U.S. Treasury Intermediate Fund U.S. Treasury Long-Term Fund U.S. Treasury Money Fund
T. Rowe Price Value Fund, Inc. T. Rowe Price Value Fund—Advisor Class

  Balanced Fund

  On August 31, 1992, the T. Rowe Price Balanced Fund acquired substantially all of the assets of the Axe-Houghton Fund B, a series of Axe-Houghton Funds, Inc. As a result of this acquisition, the SEC requires that the historical performance information of the Balanced Fund be based on the performance of Fund B. Therefore, all performance information of the Balanced Fund prior to September 1, 1992, reflects the performance of Fund B and investment managers other than T. Rowe Price. Performance information after August 31, 1992, reflects the combined assets of the Balanced Fund and Fund B.

  Media & Telecommunications Fund

  On July 28, 1997, the fund converted its status from a closed-end fund to an open-end mutual fund. Prior to the conversion the fund was known as New Age Media Fund, Inc.

  Small-Cap Stock Fund

  Effective May 1, 1997, the fund`s name was changed from the T. Rowe Price OTC Fund to the T. Rowe Price Small-Cap Stock Fund.

  Equity Index 500 Fund

  Effective January 30, 1998, the fund`s name was changed from T. Rowe Price Equity Index Fund to the T. Rowe Price Equity Index 500 Fund.

  ORGANIZATION OF THE FUNDs (Massachusetts business trusts)

  Capital Appreciation, Equity Income, GNMA, New America Growth, State Tax-Free Funds

  For tax and business reasons, these funds were organized as Massachusetts business trusts. Each fund is registered with the SEC under the 1940 Act as an open-end investment company, commonly known as a "mutual fund."

  The Declaration of Trust permits the Boards to issue an unlimited number of full and fractional shares of a single class. The Declaration of Trust also provides that the Boards may issue additional series or classes of shares. Each share represents an equal proportionate beneficial interest in the funds. In the event of the liquidation of the funds, each share is entitled to a pro-rata share of the net assets of the funds.

  Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders` meeting for the election of trustees. Pursuant to Section 16(c) of the 1940 Act, holders of record of not less than two-thirds of the outstanding shares of the funds may remove a trustee by a vote cast in person or by proxy at a meeting called for that purpose. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of trustees can, if they choose to do so, elect all the trustees of the Trusts, in which event the holders of the remaining shares will be unable to elect any person as a trustee. No amendments may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trusts.

  Shares have no preemptive or conversion rights; the right of redemption and the privilege of exchange are described in the prospectus. Shares are fully paid and nonassessable, except as set forth below. The Trusts may be terminated (i) upon the sale of their assets to another open-end management investment company, if approved by the vote of the holders of two-thirds of the outstanding shares of the Trusts, or (ii) upon liquidation and distribution of the assets of the Trusts, if approved by the vote of the holders of a majority of the outstanding shares of the Trusts. If not so terminated, the Trusts will continue indefinitely.

  Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the funds. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the funds and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the funds or trustees. The Declaration of Trust provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of the funds. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the funds themselves would be unable to meet their obligations, a possibility which T. Rowe Price believes is remote. Upon payment of any liability incurred by the funds, the shareholders of the funds paying such liability will be entitled to reimbursement from the general assets of the funds. The trustees intend to conduct the operations of the funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such funds.

  The series and classes set forth below have been established by the Boards under the Declaration of Trust of the indicated trusts.
Massachusetts Business Trusts
T. Rowe Price California Tax-Free Income Trust California Tax-Free Bond Fund California Tax-Free Money Fund
T. Rowe Price Capital Appreciation Fund T. Rowe Price Capital Appreciation Fund—Advisor Class
T. Rowe Price Equity Income Fund T. Rowe Price Equity Income Fund—Advisor Class T. Rowe Price Equity Income Fund—R Class
T. Rowe Price GNMA Fund
T. Rowe Price New America Growth Fund
  T. Rowe Price State Tax-Free Income Trust
   Florida Intermediate Tax-Free Fund
   Georgia Tax-Free Bond Fund
   Maryland Short-Term Tax-Free Bond Fund
   Maryland Tax-Free Bond Fund
   Maryland Tax-Free Money Fund
   New Jersey Tax-Free Bond Fund
   New York Tax-Free Bond Fund
   New York Tax-Free Money Fund
   Virginia Tax-Free Bond Fund

T. ROWE PRICE PROXY VOTING — POLICIES and procedures

On behalf of its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and for which it serves as investment adviser.

Proxy Administration

The T. Rowe Price Proxy Committee develops positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders` interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as Institutional Shareholder Services (ISS) and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm`s portfolio managers as voting guidelines. Ultimately, the chairperson of each fund`s Investment Advisory Committee is responsible for deciding and voting on the proxy proposals of companies in his or her fund. Because fund portfolio managers may have differences of opinion on portfolio companies and their proxies, or because their funds may have different investment objectives, these factors, among others, may lead to different votes between funds on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee`s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee and the funds` Boards review T. Rowe Price`s proxy voting process, policies, and voting records.

T. Rowe Price has retained ISS, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price`s voting guidelines—many of which are consistent with ISS positions—T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations

T. Rowe Price`s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of fund shareholders. Practicalities involved with international investing may make it impossible or disadvantageous to vote proxies in every instance. For example, portfolio managers might refrain from voting if they or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence. T. Rowe Price also withholds votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings.

Executive Compensation

The goal of T. Rowe Price is to assure that a company`s equity-based compensation plan is aligned with shareholders` long-term interests. While it evaluates most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what it views as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. T. Rowe Price bases its review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company`s peer group. T. Rowe Price generally opposes plans that give a company the ability to reprice options or to grant options at below market prices.

Anti-takeover, Capital Structure, and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, super majority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a "blank check" to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquires from receiving a takeover premium for their shares. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. With respect to proposals for the approval of a company`s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company`s management on social issues unless they have substantial economic implications for the company`s business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that the potential for conflicts of interest is relatively low due to the client-focused nature of our investment management business. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price`s voting guidelines are predetermined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager`s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company`s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price`s Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Retirement and Spectrum Funds

The funds own shares in underlying T. Rowe Price funds. If an underlying T. Rowe Price fund has a shareholder meeting, the Retirement and Spectrum Funds normally would vote their shares in the underlying fund in the same proportion as the votes of the other shareholders of the underlying fund. This is known as "echo voting" and is designed to avoid any potential for a conflict of interest.

T. Rowe Price Proxy Vote Disclosure

T. Rowe Price funds make broad disclosure of their proxy votes on troweprice.com. All funds, regardless of their fiscal years, must file with the SEC by August 31, their proxy voting records for the most recent 12-month period ended June 30.

federal registration of shares

The funds` shares (except for Government Reserve Investment and Reserve Investment Funds) are registered for sale under the 1933 Act. Registration of the funds` shares are not required under any state law, but the funds are required to make certain filings with and pay fees to the states in order to sell their shares in the states.

legal counsel

Shearman & Sterling LLP, whose address is 599 Lexington Avenue, New York, New York 10022, is legal counsel to the funds.

RATINGS OF COMMERCIAL PAPER

Moody`s Investors Service, Inc. P-1 superior capacity for repayment. P-2 strong capacity for repayment. P-3 acceptable capacity for repayment of short-term promissory obligations.

Standard & Poor`s Corporation A-1 highest category, degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2 satisfactory capacity to pay principal and interest. A-3 adequate capacity for timely payment, but are more vulnerable to adverse effects of changes in circumstances than higher-rated issues. B and C speculative capacity to pay principal and interest.

Fitch IBCA, Inc. F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate, but adverse changes could cause the securities to be rated below investment grade.

Moody`s Investors Service, Inc. The rating of Prime-1 is the highest commercial paper rating assigned by Moody`s. Among the factors considered by Moody`s in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer`s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer`s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated P1, P2, or P3.

Standard & Poor`s Corporation Commercial paper rated A (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer`s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer`s commercial paper is rated A1, A2, or A3.

Fitch IBCA, Inc. Fitch 1—Highest grade Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. Fitch 2—Very good grade Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

RATINGS OF CORPORATE and municipal DEBT SECURITIES

Moody`s Investors Service, Inc.

Aaa—Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

Aa—Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds.

A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.

Baa—Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to repayment of principal or payment of interest.

Ca—Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds rated C represent the lowest rated and have extremely poor prospects of attaining investment standing.

Standard & Poor`s Corporation

AAA—This is the highest rating assigned by Standard & Poor`s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA—Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC, C—Bonds rated BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer`s capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D—In default.

Fitch IBCA, Inc.

AAA—High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as wide margin of protection through collateral, security, or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence the rating.

AA—Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of AAA class, but a bond so rated may be junior, though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

A—Bonds rated A are considered to be investment grade and of high credit quality. The obligor`s ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB—Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor`s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB, B, CCC, CC, and C—Bonds rated BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer`s capacity to pay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.

RATINGS OF MUNICIPAL NOTES AND VARIABLE RATE SECURITIES

Moody`s Investors Service, Inc. VMIG1/MIG-1 the best quality. VMIG2/MIG-2 high quality, with margins of protection ample, though not so large as in the preceding group. VMIG3/MIG-3 favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. VMIG4/MIG-4 adequate quality, but there is specific risk.

Standard & Poor`s Corporation SP-1 very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation. SP-2 satisfactory capacity to pay interest and principal. SP-3 speculative capacity to pay principal and interest.

Fitch IBCA, Inc. F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate, but adverse changes could cause the securities to be rated below investment grade.

Redemptions in Kind

The funds have filed a notice of election under Rule 18f-1 of the 1940 Act. This permits the funds to effect redemptions in kind and in cash as set forth in the funds` prospectuses.

In the unlikely event a shareholder were to receive an in-kind redemption of portfolio securities of the funds, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.

Issuance of Fund Shares for Securities

Transactions involving issuance of fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the funds; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.